UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        Gene L. Needles, Jr., PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2009

                  Date of reporting period: October 31, 2009


ITEM 1. REPORT TO STOCKHOLDERS.

                         GUIDANCE | VISION | EXPERIENCE

(GRAPHIC)

(AMERICAN BEACON FUNDS(SM) LOGO)

                                 Annual Report

OCTOBER 31, 2009

HIGH YIELD BOND FUND
ENHANCED INCOME FUND
INTERMEDIATE BOND FUND
SHORT-TERM BOND FUND

About American Beacon Advisors

     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message ...............................................            1
American Beacon Funds' Performance ................................            2
Market and Performance Overviews ..................................          3-9
American Beacon Schedules of Investments
   High Yield Bond Fund ...........................................           14
   Enhanced Income Fund ...........................................           24
   Intermediate Bond Fund .........................................           34
   Short-Term Bond Fund ...........................................           45
   Additional Information .........................................   Back Cover

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in high yield securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics. Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

                        (PHOTO OF GENE L. NEEDLES, JR.)

FELLOW SHAREHOLDERS

     As an introduction to the Annual Report for the American Beacon Funds for the 12-month period ended October 31, 2009, please let me take a moment to tell you how pleased I am to have been serving as President and CEO of American Beacon Advisors since April 15, 2009. I consider it a privilege to hold this position, and I take its responsibilities quite seriously.

I've enjoyed a long, successful career in the investment business, and I'm no stranger to the ups and downs that markets can deliver. As a fellow investor and shareholder, I experience these trends in much the same way you do. The majority of 2008 was difficult in many ways. However, when I took the helm at American Beacon, I already had many reasons to be optimistic about what might develop in 2009. As of October 31, 2009, my optimism has been largely confirmed.

     For example, for the one-year period (as of 10/31/09), the American Beacon High Yield Bond Fund-Institutional Class returned a robust 39.06%, and the American Beacon Intermediate Bond Fund-Institutional Class returned 16.16%. Of course, one year of performance doesn't tell the whole story, especially when you're investing for the long term. Please note that the recent market performance has helped to produce short-term returns that are not typical and may not continue in the future.

     Many of us have long-term goals, including retirement, driving our investment decisions. While this 12-month period began amid a frightening recessionary environment, we finished the year with increasing confidence that markets have begun to stabilize, that liquidity has returned to the debt markets and that equity markets have had a substantial recovery.

     I know as well as you do that maintaining a long-term perspective, employing a buy-and-hold philosophy (consistent with each Fund's objectives), and doing the right thing according to your risk tolerance and time horizon is not always easy. But the professionals at American Beacon are dedicated to working hard to help investors succeed.

     Just as you maintain a commitment to your goals--and to those who inspire you to create your goals--we maintain a strong commitment to due diligence and oversight. That commitment is one of the key reasons I am honored to serve as President and CEO, and am pleased to be able to share my enthusiasm about the path ahead with you.

     A financial advisor can be an important ally in creating investment success, so--as you review the enclosed annual report--please feel free to discuss your thoughts and concerns with a trusted advisor. And, as always, the professionals associated with the American Beacon Funds are grateful for the opportunity to serve you.

                                        Best Regards,


                                        /s/ Gene L. Needles, Jr.

                                        Gene L. Needles, Jr.
                                        President
                                        American Beacon Funds

DOMESTIC BOND MARKET OVERVIEW
OCTOBER 31, 2009 (UNAUDITED)

     As bad as things looked at the beginning of this period, it was, in retrospect, just the beginning of what ultimately became the worst financial crisis in the United States since the Great Depression.

     The one-year period ended October 31, 2009 began on the heels of several historic events: the takeover of Bear Stearns by JPMorgan for $2 per share, the bankruptcy of 160-year-old Lehman Brothers, government intervention regarding Fannie Mae and Freddie Mac, and the controversial bailout of AIG. These events in the fourth quarter of 2008 marked the crescendo for corporate collapses, but the fixed-income markets didn't reach maximum stress until December 2008. At that time, credit spreads reached their widest point.

     The Federal Funds Rate began this one-year period at 2.00%. However, by year-end 2008, the Federal Reserve Board (the Fed) had already cut this rate down to the 0.00-0.25% range. Shorter-term interest rates followed the Fed's path and declined significantly at the beginning of this period.

     Longer-term interest rates ended the period nearly unchanged, but their course throughout the period was volatile. Longer-term rates declined dramatically at the end of 2008 (from 4.00% to 2.00%) after the Fed announced a series of quantitative easing measures to stimulate the economy. With the Fed Funds Rate at effectively 0%, the Fed had to use other means to add liquidity into the system. The Fed announced that it would purchase large amounts of U.S. Treasury and agency securities and over $1 trillion of mortgage-backed securities.

     In early 2009, the U.S. Treasury Department announced a massive increase in the federal budget deficit, due to stimulus spending and declining tax revenues. This led to increases in longer-term interest rates, as investors anticipated a significant increase in Treasury issuance. By the third quarter 2009, longer-term rates were nearly back to where they started 12 months prior.

     During 2009, positive economic activity was largely attributable to the wide variety of government stimulus programs. As such, the economic data did not offer much insight into the true sustainability of what was perceived as a recovery in mid-2009.

     Given the economic lows experienced at the end of 2008 and beginning of 2009, the speed of the bond market recovery was impressive. The fixed-income markets have functioned well over the past 12 months, as evidenced by the significantly tighter credit spreads and the absence of government involvement in several key credit markets.

     Through the end of 2009 and in the year to come, we may see continued government spending programs. However, it may be possible to better estimate the strength of the consumer and the status of the housing market. A recovery in the housing market, in particular, is critical to the sustainability of the economic recovery and would likely increase investor confidence in the domestic bond market as well.

HIGH YIELD BOND MARKET OVERVIEW
OCTOBER 31, 2009 (UNAUDITED)

     Over the 12-month period ended October 31, 2009, the high yield asset class outperformed almost every major asset class in both the fixed income and equity universes. The 47.6% return of the JPMorgan Global High Yield Index was remarkable, especially when compared to the S&P 500, which returned 9.8%, and 10-year Treasuries, which returned 9.2% in the same time period.

     With the future of the financial system in doubt and with significant skepticism surrounding the U.S. government's efforts to intervene in the economy, expectations of rapidly escalating default rates caused spreads to widen, reaching a peak level of more than 19% in December 2008. Since the beginning of 2009, high yield bonds have tightened in spread versus U.S. Treasury bonds. However, at the end of October 2009, spreads were still significant and exceeding the 20-year average.

     Perhaps the most important factor over the 12-month period as of October 31, 2009 was the return of liquidity to the markets. The high yield market received impressive inflows from retail funds, and this allowed leveraged companies to refinance their upcoming maturities. In October 2008, there was fear that companies with debt ratings of BBB or single A may not find buyers for their debt. With valuations at severely depressed levels, and with the hope that government stimulus plans would ultimately revive the economy, investors began returning to the high yield sector toward year-end 2008, driving a technical rally into the beginning of 2009 that was focused mainly on higher quality (BB-rated) high yield credits. Beginning in March, what had been a largely technical rally got some fundamental support as signs of economic improvement emerged.

     In addition, lower quality credits began to see spreads tighten rapidly, as investors sought out higher return opportunities. We've seen lower-rated companies gain access to the market--not only to refinance their capital structure, but also for general corporate purposes to fund growth. Spreads tightened significantly, falling by more than half from 16% in March to less than 8% at the end of October.

     Access to capital and declining defaults over the last year caused the riskiest assets to perform the best. For the 12-month period ended October 31, 2009, CCC-rated securities returned 97.1%, single B securities returned 41.5%, and BB-rated bonds returned 36.7%.

     Fundamentally, we saw stabilization in earnings in the second and third quarters of 2009. Investors seemed surprised at how management teams were able to reduce their cost structures to conserve their cash balances in the face of historic revenue declines. The pace of defaults slowed significantly when compared to the previous 12-month period. Looking back to October 2008, the par-weighted default rate was 11.0%, and the issuer-weighted rate was slightly lower at 10.1%.

     The outlook for the coming year offers expectations of a 4-5% default rate. This is due to the return of liquidity in the market and stabilization expectations for earnings in most sectors. A period of earnings momentum is expected, as 81% of the companies in the S&P 500 Index beat their third quarter estimates. There have even been signs of improvement in the housing market, and markets appear to be expecting some expansion to the economy.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     The Institutional Class of the High Yield Bond Fund returned 39.06% for the twelve months ended October 31, 2009. The Fund underperformed the JPMorgan Global High-Yield Index (the "Index") return of 47.57%, but outperformed the Lipper High Current Yield Funds Index, which returned 35.67% for the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/29/00* THROUGH 10/31/09

                              (PERFORMANCE GRAPH)

*    Inception of Fund

                                                  ANNUALIZED TOTAL RETURNS
                                                    PERIODS ENDED 10/31/09
                                               ------------------------------    VALUE OF
                                                                      SINCE      $10,000
                                                                      INCEP.    12/29/00-
                                               1 YEAR    5 YEARS   (12/29/00)    10/31/09
                                               ------   --------   ----------   ---------
Institutional Class(1,5) ...................   39.06%     3.97%       6.88%      $18,003
Investor Class(1,2,5) ......................   38.70%     3.70%       6.62%       17,621
AMR Class (1,,3,5) .........................   39.41%     4.09%       6.95%       18,106
JPMorgan Global High-Yield Index (4) .......   47.57%     6.22%       8.27%       20,174
Lipper High Current Yield Funds Index (4) ..   35.67%     4.00%       5.40%       15,914

(1.) The Investor Class was formerly known as the PlanAhead Class. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.

(2.) Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/29/00.

(3.) Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/29/00 up to 9/4/07, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/29/00.

(4.) The JPMorgan Global High-Yield Index ("JPMorgan Index") is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(5.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, Investor and AMR Class shares was 0.86%, 1.11% and 0.59%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index over the twelve-month period due to the Fund's cash balances returning less than the Index, as well as issue selection and sector allocation from a sector and credit quality perspective.

     From a sector perspective, the Fund's underperformance stemmed from issue selections in the Cable/Media, Manufacturing, and Finance sectors, while the Fund added value through selections in the Service sector.

     From a sector allocation perspective, the Fund benefited from overweighting the Finance sector (up 80.1%), which was the best performing sector in the Index for the period. However, underweighting the Utilities sector (up 45.7%) and overweighting the Other Corporate sector (up 35.1%) contributed to the Fund's relative underperformance.

     From a credit quality perspective, issue selections in the CCC-rated credit group led to the Fund's relative underperformance, despite value added through selections in the CC-rated group.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     From a credit quality allocation perspective, underweighting the CC-rated group and overweighting the B-rated and A-rated credit groups detracted from performance.

     Each sub-advisor's "bottom-up", research intensive investment process, which focuses on a company's cash flow and fundamental credit strengths, remains in place.

TOP TEN HOLDINGS

                                                                           % OF
                                                                            NET
                                                                          ASSETS
                                                                          ------
Ford Motor Credit Co. LLC, 9.875%, Due 8/10/2011 ......................    1.4%
JBS USA LLC, 11.625%, Due 5/1/2014 ....................................    1.1%
HCA, Inc., 9.625%, Due 11/15/2016 .....................................    1.0%
Harrah's Operating Co., Inc., 11.250%, Due 6/1/2017 ...................    1.0%
Texas Competitive Electric Holdings Co. LLC, 10.250%, Due 11/1/2015 ...    0.9%
MacDermid, Inc., 9.500%, Due 4/15/2017 ................................    0.9%
Wind Acquisition Finance S.A., 10.750%, Due 12/1/2015 .................    0.9%
US Oncology, Inc., 6.428%, Due 3/15/2012 ..............................    0.9%
MGM Mirage, 6.625%, Due 7/15/2015 .....................................    0.8%
WMG Holdings Corp., Zero Coupon, Due 12/15/2014 .......................    0.8%

SECTOR ALLOCATION

                                                                           % OF
                                                                           FIXED
                                                                          INCOME
                                                                          ------
Corporate Bonds........................................................    99.1%
Asset Backed...........................................................     0.3%
Mortgage-Backed........................................................     0.1%
Convertible Bonds......................................................     0.5%

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     The Investor Class of the Enhanced Income Fund returned 21.50% for the twelve months ended October 31, 2009. Its benchmark, a blend of 75% Barclays Capital Aggregate Index ("Barclays Index") and 25% BofA Merrill Lynch All U.S. Convertibles Index ("ML Index"), returned 19.54%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 17.77% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/1/03* THROUGH 10/31/09

                              (PERFORMANCE GRAPH)

*    Inception of Fund

                                                         ANNUALIZED TOTAL RETURNS
                                                          PERIODS ENDED 10/31/09
                                                       ---------------------------   VALUE OF
                                                                            SINCE     $10,000
                                                                           INCEP.     7/1/03-
                                                       1 YEAR   5 YEARS   (7/1/03)   10/31/09
                                                       ------   -------   --------   --------
Investor Class(1,4) ................................   21.50%    4.69%      4.49%     $13,212
Enhanced Income Composite Index(3) .................   19.54%    4.37%      4.42%      13,153
Barclays Capital Aggregate Index(2) ................   13.79%    5.05%      4.68%      13,043
BofA Merrill Lynch All U.S. Convertibles Index(2) ..   37.26%    2.38%      4.16%      12,948
Lipper Intermediate Investment Grade Index(2) ......   17.77%    4.16%      3.97%      12,798

(1.) The Investor Class was formerly known as the PlanAhead Class. Performance shown is historical and may not be indicative of future returns. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Barclays Capital Aggregate Index represents returns of the Barclays
     Capital Gov./Credit Intermediate Index ("Intermediate Index") up to October 31, 2006 and the Barclays Capital Aggregate Index ("Aggregate Index") thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Barclays Capital Aggregate Index and the BofA Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Investor Class shares was 1.04%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     The Fund's assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the "Manager") which invests primarily in income producing, short- and intermediate-term investment grade bonds and 25% to a sub-advisor which invests in convertible bonds, convertible preferreds, high yield bonds, and equities in order to enhance the potential return of the Fund.

     During the twelve-month period, the investment grade bond portion of the Fund returned 18.2% before expenses, compared to a 13.8% return for the Barclays Index. This portion of the Fund outperformed largely due to a substantial overweight position in Corporates, the second best performing sector in the Barclays Index.

     The remaining portion of the Fund, managed by the Fund's sub-advisor, returned 34.0% before expenses. These results trailed the 37.3% return of the ML Index. This portion of the Fund, which has a higher quality bias than the ML Index, was hurt by a strong rally in the most speculative grade credits within the ML Index. Issue selection within the Financials and Information Technology sectors also detracted from performance.

     The Manager and the Fund's sub-advisor remain focused on the Fund's investment objectives of generating income and capital appreciation.

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

TOP TEN HOLDINGS

                                                                          % OF
                                                                           NET
                                                                         ASSETS
                                                                         ------
U.S. Treasury, 4.125%, Due 5/15/2015 .................................    2.9%
Federal Home Loan Mortgage Corporation, Pool # G08079, 5.000%,
   Due 9/1/2035 ......................................................    2.2%
Federal Farm Credit Bank, 3.000%, Due 9/22/2014 ......................    2.2%
Bank of America Corp. (FDIC Guaranteed), 2.100%, Due 4/30/2012 .......    2.2%
U.S. Treasury, 6.250%, Due 8/15/2023 .................................    2.0%
JPMorgan Chase & Co., 3.700%, Due 1/20/2015 ..........................    1.6%
Federal Home Loan Mortgage Corporation, Pool # G08255, 5.000%,
   Due 3/1/2038 ......................................................    1.5%
Federal National Mortgage Association, Pool # 745418, 5.500%,
   Due 4/1/2036 ......................................................    1.4%
U.S. Treasury, 5.250%, Due 11/15/2028 ................................    1.2%
American Express Credit Account Master Trust, 5.350%, Due 1/15/2014 ..    1.2%

FIXED-INCOME SECTOR ALLOCATION

                                                                          % OF
                                                                          FIXED
                                                                         INCOME
                                                                         ------
Corporate Bonds ......................................................    43.4%
Mortgage-Backed ......................................................    23.3%
Convertible Bonds ....................................................    14.2%
U.S. Treasury ........................................................     8.8%
U.S. Agency ..........................................................     6.7%
Asset-Backed .........................................................     3.6%

EQUITY SECTOR ALLOCATION

                                                                           % OF
                                                                         EQUITIES
                                                                         --------
Energy ...............................................................     27.9%
Financials ...........................................................     23.5%
Consumer Staples .....................................................     14.1%
Information Technology ...............................................      9.0%
Materials ............................................................      8.4%
Consumer Discretionary ...............................................      6.8%
Industrials ..........................................................      6.1%
Health Care ..........................................................      4.2%

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERMEDIATE BOND FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     The Institutional Class of the Intermediate Bond Fund returned 16.17% for the twelve months ended October 31, 2009, outperforming the Barclays Capital Aggregate Index (the "Index") return of 13.79% but trailing the Lipper Intermediate Investment Grade Index return of 17.77% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/99 THROUGH 10/31/09

                               (PERFORMANCE GRAPH)

                                               ANNUALIZED TOTAL RETURNS     VALUE OF
                                                PERIODS ENDED 10/31/09      $10,000
                                             ---------------------------   10/31/99-
                                             1 YEAR   5 YEARS   10 YEARS    10/31/09
                                             ------   -------   --------   ---------
Institutional Class(1,4) .................   16.17%    5.44%      6.24%     $18,311
Investor Class(1,2,4) ....................   15.75%    5.36%      6.20%      18,246
Barclays Capital Agg. Index(3) ...........   13.79%    5.05%      6.31%      18,439
Lipper Intermediate Inv. Grade Index(3) ..   17.77%    4.16%      5.65%      17,333

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Performance shown reflects the Fund's receipt in December 2006 and March 2008 of class action proceeds that were related to investment activity in 2002. The Fund's performance was higher than it would have been absent receipt of the settlement proceeds.

(2.) Fund performance represents the total returns achieved by the Institutional
     Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/99.

(3.) The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

(4.) The total annual Fund operating expense ratios set forth in the most recent
     Fund prospectus for the Institutional and Investor Class shares was 0.31% and 0.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     The Fund added value relative to the Index through both sector allocation and security selection. An overweight position in Corporates, the second best performing sector in the Index, accounted for the bulk of the excess performance. Among the Fund's corporate bond holdings, the lower rated issuers (A1 to Baa3) were the largest contributors. An underweight in U.S. Treasuries, the poorest performing sector of the Index, also generated positive returns relative to the Index.

     The Fund's investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities to add value.

TOP TEN HOLDINGS

                                                                     % OF
                                                                      NET
                                                                    ASSETS
                                                                    ------
U.S. Treasury, 2.375%, Due 9/30/2014 ............................    3.0%
Morgan Stanley (FDIC Guaranteed), 2.250%, Due 3/13/2012 .........    2.4%
Federal Home Loan Bank, 3.625%, Due 10/18/2013 ..................    1.7%
Federal National Mortgage Association, Pool # 982817, 5.000%,
   Due 5/1/2038 .................................................    1.7%
Federal Home Loan Mortgage Corporation, Pool # G04185, 6.000%,
   Due 3/1/2038 .................................................    1.5%
U.S. Treasury, 3.625%, Due 8/15/2019 ............................    1.5%
U.S. Treasury, 4.250%, Due 5/15/2039 ............................    1.2%
Federal National Mortgage Association, Pool # 889174, 5.500%,
   Due 8/1/2037 .................................................    1.1%
U.S. Treasury, 3.750%, Due 11/15/2018 ...........................    1.0%
Federal National Mortgage Association, 2.875%, Due 12/11/2013 ...    1.0%

SECTOR ALLOCATION

                                                                     % OF
                                                                     FIXED
                                                                    INCOME
                                                                    ------
Corporates.......................................................    41.6%
Mortgage-Backed..................................................    34.4%
U.S. Treasury....................................................    12.5%
U.S. Agency......................................................     8.6%
Asset-Backed.....................................................     2.9%

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
OCTOBER 31, 2009  (UNAUDITED)

     The Institutional Class of the Short-Term Bond Fund returned 6.56% for the twelve months ended October 31, 2009, which outperformed the BofA Merrill Lynch 1-3 Year Corp/Gov Index ("the Index") return of 6.36% but underperformed the Lipper Short Investment Grade Bond Funds Index ("Lipper") return of 9.67%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/99 THROUGH 10/31/09

                               (PERFORMANCE GRAPH)

                                                          ANNUALIZED TOTAL RETURNS     VALUE OF
                                                           PERIODS ENDED 10/31/09      $10,000
                                                        ---------------------------   10/31/99-
                                                        1 YEAR   5 YEARS   10 YEARS    10/31/09
                                                        ------   -------   --------   ---------
Institutional Class(1,3) ............................    6.56%    3.97%     4.66%      $15,762
Investor Class(1,3) .................................    6.34%    3.46%     4.17%       15,045
Lipper Short Inv. Grade Index(2) ....................    9.67%    3.12%     3.93%       14,706
BofA Merrill Lynch 1-3Yr. Gov./Corp Index(2) ........    6.36%    4.22%     4.84%       16,036

(1.) The Investor Class was formerly known as the PlanAhead Class. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown. Performance shown reflects the Fund's receipt in December 2006 and March 2008 of class action proceeds that were related to investment activity in 2002. The Fund's performance was higher than it would have been absent receipt of the settlement proceeds.

(2.) The BofA Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional and Investor Class shares was 0.32% and 0.89%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     As compared to the Index, the Fund outperformed due to overweight positions in the Corporate and Asset-Backed sectors. These sectors significantly outperformed Treasuries and Agencies during the period as the credit markets recovered in 2009. The overweight positions were relatively small at the beginning of the period when credit markets were compromised, but the positions grew as liquidity and normalcy returned to the markets. The Fund generally maintains an overweight position in investment-grade Corporate and Asset-Backed securities to generate incremental yield-to-maturity compared to the Index.

     Duration did not play a significant role during the period, as the Fund's duration was essentially neutral to that of the Index. Looking forward, with interest rates at such low levels, the Fund will likely seek a duration range of neutral-to-short of the Index, while the economy slowly regains its footing and as interest rates begin to rise.

     Overall, the past couple of years were extremely challenging, but we remain confident in the long-term success of the Fund's investment strategy. Markets have stabilized, and the worst of the financial crisis appears to be behind us. However, the recovery is not expected to be swift and will require diligence as it unfolds. We will continue to be conservative in our approach to credit risk, and we will look to take advantage of opportunities in this market to generate attractive long-term results.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

TOP TEN HOLDINGS

                                                                      % OF
                                                                       NET
                                                                     ASSETS
                                                                     ------
Bank of America Corp. (FDIC Guaranteed), 2.375%, Due 6/22/2012 ...    6.6%
Federal National Mortgage Association, 1.375%, Due 4/28/2011 .....    5.2%
Federal Home Loan Mortgage Corporation, 2.125%, Due 3/23/2012 ....    4.6%
General Electric Capital Corp. (FDIC Guaranteed), 2.250%,
   Due 3/12/2012 .................................................    3.3%
Federal Home Loan Mortgage Corporation, 1.625%, Due 4/26/2011 ....    3.3%
Citibank NA (FDIC Guaranteed), 1.625%, Due 3/30/2011 .............    3.3%
USAA Auto Owner Trust, 5.550%, Due 2/15/2013 .....................    2.0%
AT&T Wireless Services, Inc., 7.875%, Due 3/1/2011 ...............    1.8%
John Deere Capital Corp., 4.125%, Due 1/15/2010 ..................    1.5%
MBNA Corp., 7.500%, Due 3/15/2012 ................................    1.4%

SECTOR ALLOCATION

                                                                      % OF
                                                                      FIXED
                                                                     INCOME
                                                                     ------
Corporate ........................................................    50.8%
Agency............................................................    27.7%
Asset-Backed......................................................    19.3%
Mortgage-Backed...................................................     2.2%

FUND EXPENSES - ACTUAL
OCTOBER 31, 2009 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2009 through October 31, 2009.

ACTUAL EXPENSES

     The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the "Expenses Paid During Period" for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

                                                   HIGH YIELD   INTERMEDIATE   SHORT-TERM
INSTITUTIONAL CLASS                                 BOND FUND     BOND FUND     BOND FUND
-------------------                                ----------   ------------   ----------
Beginning Account Value 5/1/09 .................   $1,000.00     $1,000.00     $1,000.00
Ending Account Value 10/31/09 ..................   $1,251.50     $1,070.05     $1,034.91
Expenses Paid During Period 5/1/09-10/31/09 * ..   $    4.31     $    1.83     $    1.90
Annualized Expense Ratio .......................        0.76%         0.35%         0.37%

                                                                 ENHANCED
                                                   HIGH YIELD     INCOME     INTERMEDIATE   SHORT-TERM
INVESTOR CLASS                                      BOND FUND      FUND        BOND FUND     BOND FUND
--------------                                     ----------   ----------   ------------   ----------
Beginning Account Value 5/1/09 .................   $1,000.00    $1,000.00     $1,000.00     $1,000.00
Ending Account Value 10/31/09 ..................   $1,249.93    $1,103.65     $1,066.85     $1,034.05
Expenses Paid During Period 5/1/09-10/31/09 * ..   $    5.67    $    5.67     $    4.27     $    2.77
Annualized Expense Ratio .......................        1.00%        1.07%         0.82%         0.54%

                                                   HIGH YIELD
AMR CLASS                                           BOND FUND
---------                                          ----------
Beginning Account Value 5/1/09 .................   $1,000.00
Ending Account Value 10/31/2009 ................   $1,253.05
Expenses Paid During Period 5/1/09-10/31/09 * ..   $    2.90
Annualized Expense Ratio .......................        0.51%

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

                             See accompanying notes

FUND EXPENSES - HYPOTHETICAL
OCTOBER 31, 2009 (UNAUDITED)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                   HIGH YIELD   INTERMEDIATE   SHORT-TERM
INSTITUTIONAL CLASS                                 BOND FUND     BOND FUND     BOND FUND
-------------------                                ----------   ------------   ----------
Beginning Account Value 5/1/09 .................   $1,000.00     $1,000.00     $1,000.00
Ending Account Value 10/31/09 ..................   $1,021.37     $1,023.44     $1,023.34
Expenses Paid During Period 5/1/09-10/31/09 * ..   $    3.87     $    1.79     $    1.89
Annualized Expense Ratio .......................        0.76%         0.35%         0.37%

                                                                 ENHANCED
                                                   HIGH YIELD     INCOME     INTERMEDIATE   SHORT-TERM
INVESTOR CLASS                                      BOND FUND      FUND        BOND FUND     BOND FUND
--------------                                     ----------   ----------   ------------   ----------
Beginning Account Value 5/1/09 .................   $1,000.00    $1,000.00     $1,000.00     $1,000.00
Ending Account Value 10/31/09 ..................   $1,020.16    $1,019.81     $1,021.07     $1,022.48
Expenses Paid During Period 5/1/09-10/31/09 * ..   $    5.09    $    5.45     $    4.18     $    2.75
Annualized Expense Ratio .......................        1.00%        1.07%         0.82%         0.54%

                                                   HIGH YIELD
AMR CLASS                                           BOND FUND
---------                                          ----------
Beginning Account Value 5/1/09 .................   $1,000.00
Ending Account Value 10/31/09 ..................   $1,022.63
Expenses Paid During Period 5/1/09-10/31/09 * ..   $    2.60
Annualized Expense Ratio .......................        0.51%

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

                             See accompanying notes

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds (comprised of American Beacon Enhanced Income Fund, American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, and American Beacon Short-Term Bond Fund) (collectively the "Funds"), including the schedules of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/Ernst & Young LLP

Dallas, Texas
December 23, 2009

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                  SHARES         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
PREFERRED STOCKS - 0.12%
FINANCIALS - 0.12%
DIVERSIFIED FINANCIALS - 0.12%
   Federal Home Loan Mortgage Corp. ## ......................................       10,000   $         11
   Preferred Blocker, Inc. +++ ..............................................          454            277
   TOTAL PREFERRED STOCKS ...................................................                         288
                                                                                             ------------

                                                                                   PAR
                                                                                  AMOUNT
                                                                                ----------
CORPORATE OBLIGATIONS - 96.48%
AUTO COMPONENTS - 0.99%
   Allison Transmission, Inc., 11.00%, Due 11/1/2015 +++ ....................   $    1,100          1,122
   Cooper-Standard Automotive, Inc., 8.375%, Due 12/15/2014 .................          920            147
   TRW Automotive, Inc., 7.25%, Due 3/15/2017 +++ ...........................        1,100          1,001
                                                                                                    2,270
                                                                                             ------------
AUTO LOAN - 3.21%
   Ford Motor Credit Co. LLC,
      9.75%, Due 9/15/2010 ..................................................          500            512
      9.875%, Due 8/10/2011 .................................................        3,055          3,125
      7.50%, Due 8/1/2012 ...................................................          645            628
      8.70%, Due 10/1/2014 ..................................................          200            200
   GMAC, Inc.,
      7.25%, Due 3/2/2011 +++ ...............................................          410            403
      6.875%, Due 9/15/2011 +++ .............................................        1,800          1,728
      8.00%, Due 11/1/2031 +++ ..............................................          945            808
                                                                                                    7,404
                                                                                             ------------
BASIC MATERIALS - 3.63%
   Associated Materials LLC, 9.875%, Due 11/15/2016 +++ .....................          400            410
   Boise Paper Holdings LLC, 9.00%, Due 11/1/2017 +++ .......................          275            278
   Clearwater Paper Corp., 10.625%, Due 6/15/2016 +++ .......................        1,000          1,090
   CPG International I, Inc., 7.868%, Due 7/1/2012 # ........................          460            386
   Johnson Diversey, Inc., 9.625%, Due 5/15/2012 ............................          300            305
   NewPage Corp., 11.375%, Due 12/31/2014 +++ ...............................        1,125          1,122
   PE Paper Escrow GmbH, 12.00%, Due 8/1/2014 +++ ...........................          650            712
   Rio Tinto Finance USA Ltd., 9.00%, Due 5/1/2019 ..........................          535            666
   Solutia, Inc., 8.75%, Due 11/1/2017 ......................................          300            311
   Teck Resources Ltd.,
      9.75%, Due 5/15/2014 ..................................................        1,170          1,313
      10.75%, Due 5/15/2019 .................................................        1,000          1,165
   Weyerhaeuser Co., 7.375%, Due 10/1/2019 ..................................          600            618
                                                                                                    8,376
                                                                                             ------------
CASINO/GAMING - 4.56%
   Ameristar Casinos, Inc., 9.25%, Due 6/1/2014 +++ .........................        1,100          1,144
   Fontainebleau Las Vegas Holdings LLC, 10.25%, Due 6/15/2015 +++ ..........        1,800             63
   Harrah's Operating Co., Inc., 11.25%, Due 6/1/2017 +++ ...................        2,175          2,218
   Las Vegas Sands Corp., 6.375%, Due 2/15/2015 .............................          845            744

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Mandalay Resort Group, 9.375%, Due 2/15/2010 .............................   $      720   $        718
   MGM Mirage,
      10.375%, Due 5/15/2014 +++ ............................................          750            799
      6.625%, Due 7/15/2015 .................................................        2,300          1,742
      11.375%, Due 3/1/2018 +++ .............................................          450            405
   MTR Gaming Group, Inc., 12.625%, Due 7/15/2014 +++ .......................          625            613
   Pinnacle Entertainment, Inc.,
      7.50%, Due 6/15/2015 ..................................................          900            810
      8.625%, Due 8/1/2017 +++ ..............................................          100             99
   Pokagon Gaming Authority, 10.375%, Due 6/15/2014 +++ .....................        1,000          1,035
   Station Casinos, Inc.,
      6.875%, Due 3/1/2016 ss ...............................................          500             20
      7.75%, Due 8/15/2016 ss ...............................................          400             97
                                                                                                   10,507
                                                                                             ------------
COMMERCIAL SERVICES - 0.90%
   Iron Mountain, Inc., 8.00%, Due 6/15/2020 ................................          400            407
   RSC Equipment Rental, Inc.,
      9.50%, Due 12/1/2014 ..................................................        1,100          1,086
      10.00%, Due 7/15/2017 +++ .............................................          535            581
                                                                                                    2,074
                                                                                             ------------
COMMUNICATIONS - 16.01%
   CC Holdings GS V LLC, 7.75%, Due 5/1/2017 +++ ............................          760            798
   CCO Holdings LLC, 8.75%, Due 11/15/2013 ss ...............................        1,200          1,311
   Centennial Communications Corp., 6.04%, Due 1/1/2013 # ...................          990            983
   Charter Communications Holdings LLC,
      10.25%, Due 9/15/2010 ss ..............................................        1,100          1,331
      13.50%, Due 1/15/2011 .................................................        1,100              3
      1.00%, Due 1/15/2014 ..................................................        1,100             14
      10.875%, Due 9/15/2014 +++ ss .........................................          385            425
      11.00%, Due 10/1/2015 ss ..............................................          800            160
   Cricket Communications, Inc., 9.375%, Due 11/1/2014 ......................        1,310          1,271
   Crown Castle International Corp., 9.00%, Due 1/15/2015 ...................        1,000          1,055
   CSC Holdings LLC, 8.50%, Due 4/15/2014 +++ ...............................        1,100          1,162
   Dex Media, Inc.,
      9.875%, Due 8/15/2013 .................................................        1,470            294
      1.00%, Due 11/15/2013 # ss ............................................          400             72
      8.00%, Due 11/15/2013 ss ..............................................        1,100            198
   Digicel Group Ltd.,
      8.875%, Due 1/15/2015 +++ .............................................        1,100          1,045
      9.125%, Due 1/15/2015 +++ .............................................        1,050          1,008
   DirecTV Holdings LLC, 7.625%, Due 5/15/2016 ..............................          500            542
   DISH DBS Corp., 7.125%, Due 2/1/2016 .....................................        1,500          1,500
   GCI, Inc., 8.625%, Due 11/15/2019 +++ ....................................          630            630
   Idearc, Inc., 8.00%, Due 11/15/2016 ......................................        1,914             96
   Intelsat Corp., 9.25%, Due 8/15/2014 .....................................          875            890

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Intelsat Jackson Holdings Ltd., 11.25%, Due 6/15/2016 ....................   $    1,500   $      1,598
   Intelsat Subsidiary Holding Co. Ltd., 8.50%, Due 1/15/2013 ...............          500            502
   iPCS, Inc., 2.608%, Due 5/1/2013 # .......................................          810            709
   Lamar Media Corp.,
      7.25%, Due 1/1/2013 ...................................................          600            589
      9.75%, Due 4/1/2014 ...................................................          500            550
   Level 3 Financing, Inc., 8.75%, Due 2/15/2017 ............................          630            539
   Liberty Media LLC, 5.70%, Due 5/15/2013 ..................................        1,000            940
   LIN Television Corp., 6.50%, Due 5/15/2013 ...............................        1,100          1,031
   Mediacom LLC, 8.50%, Due 10/15/2015 ......................................          925            934
   MetroPCS Wireless, Inc., 9.25%, Due 11/1/2014 ............................        1,100          1,108
   Nielsen Finance LLC, Zero Coupon, Due 8/1/2016 ### .......................          620            544
   Quebecor Media, Inc., 7.75%, Due 3/15/2016 ...............................        1,600          1,580
   Qwest Communications International, Inc., 7.50%, Due 2/15/2014 ...........          200            196
   Qwest Corp.,
      3.549%, Due 6/15/2013 # ...............................................          460            428
      8.375%, Due 5/1/2016 +++ ..............................................        1,500          1,549
      6.875%, Due 9/15/2033 .................................................          725            611
   Radio One, Inc., 6.375%, Due 2/15/2013 ...................................          900            450
   Sinclair Television Group, Inc., 9.25%, Due 11/1/2017 +++ ................        1,000            985
   Sprint Capital Corp., 8.75%, Due 3/15/2032 ...............................        1,405          1,215
   Telesat Canada, 12.50%, Due 11/1/2017 ....................................        1,000          1,096
   Time Warner Telecom Holdings, Inc., 9.25%, Due 2/15/2014 .................          935            963
   Univision Communications, Inc.,
      12.00%, Due 7/1/2014 +++ ..............................................          895            968
      9.75%, Due 3/15/2015 +++ ..............................................        1,342          1,040
   UPC Holding BV, 9.875%, Due 4/15/2018 +++ ................................          200            211
   Viasat, Inc., 8.875%, Due 9/15/2016 +++ ..................................          200            203
   Virgin Media Finance PLC, 8.75%, Due 4/15/2014 ...........................          850            867
   Visant Holding Corp., 8.75%, Due 12/1/2013 ...............................          325            332
   Windstream Corp., 7.875%, Due 11/1/2017 +++ ..............................          400            404
                                                                                                   36,930
                                                                                             ------------
CONSTRUCTION & ENGINEERING - 0.38%
   KB Home,
      6.25%, Due 6/15/2015 ..................................................          500            470
      9.10%, Due 9/15/2017 ..................................................          400            416
                                                                                                      886
                                                                                             ------------
CONSUMER DISCRETIONARY - 8.06%
   Burlington Coat Factory Warehouse Corp., 11.125%, Due 4/15/2014 ..........          425            439
   Carrols Corp., 9.00%, Due 1/15/2013 ......................................          662            662
   Dollar General Corp., 10.625%, Due 7/15/2015 .............................          900            985
   Duane Reade, Inc., 11.75%, Due 8/1/2015 +++ ..............................          700            746
   Easton-Bell Sports, Inc., 8.375%, Due 10/1/2012 ..........................          690            662
   Education Management LLC, 10.25%, Due 6/1/2016 ...........................          198            216
   HSN, Inc., 11.25%, Due 8/1/2016 ..........................................          650            709

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Jostens Holding Corp., 10.25%, Due 12/1/2013 # ...........................   $      150   $        155
   Jostens IH Corp., 7.625%, Due 10/1/2012 ..................................        1,000          1,006
   K Hovnanian Enterprises, Inc., 10.625%, Due 10/15/2016 +++ ...............          810            806
   KAR Auction Services, Inc., 8.75%, Due 5/1/2014 ..........................          600            607
   Meritage Homes Corp., 6.25%, Due 3/15/2015 ...............................          745            687
   Michaels Stores, Inc., 10.00%, Due 11/1/2014 .............................        1,100          1,100
   Navistar International Corp., 8.25%, Due 11/1/2021 .......................        1,080          1,054
   Neiman Marcus Group, Inc., 9.00%, Due 10/15/2015 .........................          812            718
   NPC International, Inc., 9.50%, Due 5/1/2014 .............................          700            691
   QVC, Inc., 7.50%, Due 10/1/2019 +++ ......................................          615            609
   Rite Aid Corp., 9.75%, Due 6/12/2016 .....................................        1,580          1,706
   Sally Holdings LLC, 10.50%, Due 11/15/2016 ...............................          800            848
   Speedway Motorsports, Inc., 8.75%, Due 6/1/2016 +++ ......................          385            402
   Ticketmaster Entertainment, Inc., 10.75%, Due 8/1/2016 ...................        1,000          1,030
   Wesco Distribution, Inc., 7.50%, Due 10/15/2017 ..........................        1,040          1,023
   WMG Acquisition Corp., 9.50%, Due 6/15/2016 +++ ..........................        1,000          1,068
   Yonkers Racing Corp., 11.375%, Due 7/15/2016 +++ .........................          625            650
                                                                                                   18,579
                                                                                             ------------
CONSUMER STAPLES - 5.79%
   ACCO Brands Corp., 10.625%, Due 3/15/2015 +++ ............................          400            428
   Corrections Corp. of America, 7.75%, Due 6/1/2017 ........................          805            829
   Cott Beverages, Inc., 8.00%, Due 12/15/2011 ..............................          375            375
   CRC Health Corp., 10.75%, Due 2/1/2016 ...................................        1,525          1,197
   Dole Food Co, Inc., 13.875%, Due 3/15/2014 +++ ...........................        1,000          1,170
   Great Atlantic & Pacific Tea Co., 11.375%, Due 8/1/2015 +++ ..............          575            592
   Jarden Corp., 7.50%, Due 5/1/2017 ........................................        1,000            985
   JBS USA LLC, 11.625%, Due 5/1/2014 +++ ...................................        2,200          2,437
   Pinnacle Foods Finance LLC, 10.625%, Due 4/1/2017 ........................        1,125          1,148
   Prestige Brands, Inc., 9.25%, Due 4/15/2012 ..............................          330            337
   Reable Therapeutics, 11.75%, Due 11/15/2014 ..............................        1,150          1,150
   Smithfield Foods, Inc., 10.00%, Due 7/15/2014 +++ ........................        1,165          1,223
   SUPERVALU, Inc., 8.00%, Due 5/1/2016 .....................................          900            916
   Tyson Foods, Inc., 10.50%, Due 3/1/2014 ..................................          500            570
                                                                                                   13,357
                                                                                             ------------
ENERGY - 14.76%
   Adaro Indonesia PT, 7.625%, Due 10/22/2019 +++ ...........................          360            355
   Arch Coal, Inc., 8.75%, Due 8/1/2016 +++ .................................          300            307
   Berry Petroleum Co., 10.25%, Due 6/1/2014 ................................        1,460          1,562
   Bill Barrett Corp., 9.875%, Due 7/15/2016 ................................          200            212
   Chesapeake Energy Corp., 6.625%, Due 1/15/2016 +++ .......................        1,800          1,730
   Cie Generale de Geophysique-Veritas,
      7.50%, Due 5/15/2015 .....................................................     1,000            993
      9.50%, Due 5/15/2016 +++ .................................................       100            105
   Compton Petroleum Finance Corp., 7.625%, Due 12/1/2013 ...................          800            590
   Concho Resources, Inc., 8.625%, Due 10/1/2017 ............................          620            639

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Copano Energy LLC, 8.125%, Due 3/1/2016 ..................................   $    1,000   $        978
   Drummond Co., Inc., 9.00%, Due 10/15/2014 +++ ............................           90             91
   Dynegy Holdings, Inc., 8.375%, Due 5/1/2016 ..............................        1,300          1,212
   El Paso Corp.,
      12.00%, Due 12/12/2013 ................................................        1,000          1,145
      8.25%, Due 2/15/2016 ..................................................          500            518
      7.00%, Due 6/15/2017 ..................................................          500            500
   Enterprise Products Operating LLC, 7.034%, Due 1/15/2068 .................        1,810          1,665
   Forest Oil Corp., 8.50%, Due 2/15/2014 +++ ...............................          420            426
   Helix Energy Solutions Group, Inc., 9.50%, Due 1/15/2016 +++ .............          475            488
   Holly Corp., 9.875%, Due 6/15/2017 +++ ...................................          300            310
   Intergen NV, 9.00%, Due 6/30/2017 +++ ....................................        1,100          1,144
   International Coal Group, Inc., 10.25%, Due 7/15/2014 ....................          505            480
   Linn Energy LLC,
      11.75%, Due 5/15/2017 +++ .............................................          124            138
      9.875%, Due 7/1/2018 ..................................................        1,280          1,306
   Mariner Energy, Inc.,
      7.50%, Due 4/15/2013 ..................................................        1,000            975
      11.75%, Due 6/30/2016 .................................................          100            110
   MarkWest Energy Partners LP,
      6.875%, Due 11/1/2014 .................................................          800            760
      8.75%, Due 4/15/2018 ..................................................          825            844
   Mirant Americas Generation LLC, 8.30%, Due 5/1/2011 ......................          325            331
   Mirant North America LLC, 7.375%, Due 12/31/2013 .........................        1,100          1,083
   NRG Energy, Inc.,
      7.25%, Due 2/1/2014 ...................................................          800            794
      7.375%, Due 2/1/2016 ..................................................        1,400          1,391
   OPTI Canada, Inc., 8.25%, Due 12/15/2014 .................................          735            577
   Peabody Energy Corp.,
      6.875%, Due 3/15/2013 .................................................          600            606
      7.375%, Due 11/1/2016 .................................................          500            505
   Petrohawk Energy Corp.,
      9.125%, Due 7/15/2013 .................................................          800            828
      10.50%, Due 8/1/2014 ..................................................        1,100          1,199
   Plains Exploration & Production Co.,
      10.00%, Due 3/1/2016 ..................................................          600            642
      7.625%, Due 6/1/2018 ..................................................          500            486
   Quicksilver Resources, Inc.,
      8.25%, Due 8/1/2015 ...................................................        1,000            978
      9.125%, Due 8/15/2019 .................................................          835            845
   Regency Energy Partners LP, 9.375%, Due 6/1/2016 +++ .....................          885            934
   SandRidge Energy, Inc.,
      9.875%, Due 5/15/2016 +++ .............................................          750            802
      8.00%, Due 6/1/2018 +++ ...............................................        1,000            990

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Tesoro Corp.,
      6.50%, Due 6/1/2017 ...................................................   $    1,000   $        895
      9.75%, Due 6/1/2019 ...................................................          565            581
                                                                                                   34,050
                                                                                             ------------
FINANCE - 8.25%
   Alliant Holdings I, Inc., 11.00%, Due 5/1/2015 +++ .......................          575            561
   American Real Estate Partners, L.P., 8.125%, Due 6/1/2012 ................        1,395          1,395
   E*Trade Financial Corp., 12.50%, Due 11/30/2017 ..........................          625            694
   Felcor Lodging LP, 10.00%, Due 10/1/2014 +++ .............................          900            889
   Forest City Enterprises, Inc., 7.625%, Due 6/1/2015 ......................          900            769
   Fresenius US Finance II, Inc., 9.00%, Due 7/15/2015 +++ ..................          600            660
   Galaxy Entertainment Finance Co. Ltd., 9.875%, Due 12/15/2012 +++ ........        1,200          1,176
   Hawker Beechcraft Acquisition Co. LLC, 9.75%, Due 4/1/2017 ...............        1,150            768
   HUB International Holdings, Inc., 10.25%, Due 6/15/2015 +++ ..............        1,400          1,291
   Hughes Network Systems LLC, 9.50%, Due 4/15/2014 .........................          725            738
   International Lease Finance Corp.,
      4.375%, Due 11/1/2009 .................................................          405            405
      5.75%, Due 6/15/2011 ..................................................          400            359
   JP Morgan Chase & Co., 7.90%, Due 12/31/2049 .............................          500            503
   LaBranche & Co., Inc., 11.00%, Due 5/15/2012 .............................        1,225          1,177
   Lehman Brothers Holdings, Inc., 6.20%, Due 9/26/2014 ss ..................          900            142
   Liberty Mutual Group, Inc., 10.75%, Due 6/15/2058 +++ ....................          685            719
   Nationwide Mutual Insurance Co., 9.375%, Due 8/15/2039 +++ ...............          920            961
   NII Capital Corp., 10.00%, Due 8/15/2016 +++ .............................          850            897
   Nuveen Investments, Inc., 5.00%, Due 9/15/2010 ...........................          650            634
   Rainbow National Services LLC, 10.375%, Due 9/1/2014 +++ .................          995          1,045
   Realogy Corp.,
      11.00%, Due 4/15/2014 .................................................          400            264
      12.375%, Due 4/15/2015 ................................................          600            324
   Reliance Intermediate Holdings LP, 9.50%, Due 12/15/2019 +++ .............          750            771
   Rouse Company, 8.00%, Due 4/30/2049 ss ...................................          660            601
   Universal City Development Partners Ltd.,
      8.875%, Due 11/15/2015 +++ ............................................          300            297
      10.875%, Due 11/15/2016 +++ ...........................................          100            100
   Wachovia Capital Trust III, 5.80%, Due 3/15/2042 .........................          575            411
   Wells Fargo Capital XIII, 7.70%, Due 12/29/2049 ..........................          500            465
                                                                                                   19,016
                                                                                             ------------
HEALTH CARE - 7.04%
   Biomet, Inc., 10.375%, Due 10/15/2017 ....................................          500            538
   DaVita, Inc., 7.25%, Due 3/15/2015 .......................................        1,100          1,086
   Fresenius Medical Care Capital Trust IV, 7.875%, Due 6/15/2011 ...........        1,100          1,119
   HCA, Inc.,
      9.125%, Due 11/15/2014 +++ ............................................        1,400          1,449
      9.625%, Due 11/15/2016 ................................................        2,236          2,373
   Health Net, Inc., 6.375%, Due 6/1/2017 ...................................          725            638

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   HealthSouth Corp., 7.218%, Due 6/15/2014 # ...............................   $    1,075   $      1,054
   Psychiatric Solutions, Inc., 7.75%, Due 7/15/2015 +++ ....................        1,000            960
   Talecris Biotherapeutics Holdings Corp., 7.75%, Due 11/15/2016 +++ .......          450            456
   Tenet Healthcare Corp.,
      10.00%, Due 5/1/2018 +++ ..............................................        1,000          1,103
      8.875%, Due 7/1/2019 +++ ..............................................          200            214
   United Surgical Partners International, Inc., 9.25%, Due 5/1/2017 ........        1,000            992
   US Oncology, Inc., 6.428%, Due 3/15/2012 # ...............................        2,289          2,014
   Vanguard Health Holding Co. I LLC, 11.25%, Due 10/1/2015 # ...............        1,150          1,208
   Vanguard Health Holding Co. II LLC, 9.00%, Due 10/1/2014 .................        1,000          1,040
                                                                                                   16,244
                                                                                             ------------
HOTELS, RESTAURANTS & LEISURE - 1.44%
   Denny's Holdings, Inc., 10.00%, Due 10/1/2012 ............................          575            586
   Reynolds Group DL Escrow LLC, 7.75%, Due 10/15/2016 +++ ..................          650            647
   Royal Caribbean Cruises Ltd.,
      11.875%, Due 7/15/2015 ................................................          100            112
      7.25%, Due 3/15/2018 ..................................................        1,000            910
   Starwood Hotels & Resorts Worldwide, Inc., 6.75%, Due 5/15/2018 ..........        1,100          1,059
                                                                                                    3,314
                                                                                             ------------
INDUSTRIALS - 8.27%
   Alliance One International, Inc., 10.00%, Due 7/15/2016 +++ ..............          300            312
   Belden, Inc., 9.25%, Due 6/15/2019 +++ ...................................          565            605
   Case New Holland, Inc.,
      7.75%, Due 9/1/2013 +++ ...............................................          685            680
      7.125%, Due 3/1/2014 ..................................................          900            891
   Casella Waste Systems, Inc.,
      9.75%, Due 2/1/2013 ...................................................        1,150          1,098
      11.00%, Due 7/15/2014 +++ .............................................          850            907
   CEVA Group plc,
      10.00%, Due 9/1/2014 +++ ..............................................        1,000            935
      11.625%, Due 10/1/2016 +++ ............................................          100            101
   Clean Harbors, Inc., 7.625%, Due 8/15/2016 +++ ...........................        1,015          1,040
   Freescale Semiconductor, Inc., 8.875%, Due 12/15/2014 ....................        1,100            894
   Goodyear Tire & Rubber Co., 10.50%, Due 5/15/2016 ........................          780            844
   Graphic Packaging International, Inc., 9.50%, Due 8/15/2013 ..............          600            616
   Johnsondiversey Holdings, Inc., 10.67%, Due 5/15/2013 # ..................          800            812
   Kansas City Southern de Mexico S.A. de C.V., 12.50%, Due 4/1/2016 +++ ....          700            786
   Motors Liquidation Co., 8.375%, Due 7/15/2033 ............................          970            146
   NewPage Corp., 10.00%, Due 5/1/2012 ......................................          600            393
   Novelis, Inc., 7.25%, Due 2/15/2015 ......................................        1,100            987
   Owens-Brockway Glass Container, Inc., 6.75%, Due 12/1/2014 ...............        1,100          1,097
   RBS Global, Inc., 9.50%, Due 8/1/2014 ....................................        1,100          1,089
   Sanmina-SCI Corp., 8.125%, Due 3/1/2016 ..................................        1,100          1,051
   Solo Cup Co.,
      10.50%, Due 11/1/2013 +++ .............................................          300            318

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
      8.50%, Due 2/15/2014 ..................................................   $      700   $        681
   Spirit Aerosystems, Inc., 7.50%, Due 10/1/2017 +++ .......................          340            337
   TFM S.A.B. de C.V., 9.375%, Due 5/1/2012 .................................          950            969
   TransDigm, Inc., 7.75%, Due 7/15/2014 +++ ................................          380            382
   USG Corp., 9.75%, Due 8/1/2014 +++ .......................................          460            483
   WCA Waste Corp., 9.25%, Due 6/15/2014 ....................................          625            619
                                                                                                   19,073
                                                                                             ------------
MATERIALS - 4.18%
   Freeport-McMoRan Copper & Gold, Inc., 8.375%, Due 4/1/2017 ...............          920            989
   Huntsman International LLC, 7.875%, Due 11/15/2014 .......................        1,100          1,034
   Ineos Group Holdings plc, 8.50%, Due 2/15/2016 +++ .......................          800            448
   MacDermid, Inc., 9.50%, Due 4/15/2017 +++ ................................        2,225          2,103
   Nalco Co.,
      8.875%, Due 11/15/2013 ................................................          800            824
      8.25%, Due 5/15/2017 +++ ..............................................          800            840
   Newark Group, Inc., 9.75%, Due 3/15/2014 ss ..............................        2,200            605
   Norske Skogindustrier ASA,
      8.625%, Due 6/15/2011 .................................................        1,100            693
      6.125%, Due 10/15/2015 +++ ............................................        1,000            655
   Steel Dynamics, Inc., 8.25%, Due 4/15/2016 +++ ...........................          995          1,000
   Tube City IMS Corp., 9.75%, Due 2/1/2015 .................................          500            455
                                                                                                    9,646
                                                                                             ------------
MEDIA - 0.75%
   WMG Holdings Corp., Zero Coupon, Due 12/15/2014 ### ......................        1,755          1,737
                                                                                             ------------
SERVICES - 0.48%
   ARAMARK Corp., 8.50%, Due 2/1/2015 .......................................        1,100          1,111
                                                                                             ------------
TECHNOLOGY - 1.89%
   First Data Corp., 9.875%, Due 9/24/2015 ..................................        1,100          1,015
   Jabil Circuit, Inc.,
      7.75%, Due 7/15/2016 ..................................................          500            519
      8.25%, Due 3/15/2018 ..................................................          500            531
   SunGard Data Systems, Inc.,
      9.125%, Due 8/15/2013 .................................................          500            509
      10.625%, Due 5/15/2015 +++ ............................................          975          1,050
      10.25%, Due 8/15/2015 .................................................          700            722
                                                                                                    4,346
                                                                                             ------------
TELECOMMUNICATION SERVICES - 1.97%
   Inmarsat Finance II plc, 10.375%, Due 11/15/2012 # .......................        1,600          1,652
   Millicom International Cellular S.A., 10.00%, Due 12/1/2013 ..............          600            620
   Wind Acquisition Finance S.A.,
      10.75%, Due 12/1/2015 +++ * ...........................................        1,900          2,052
      11.75%, Due 7/15/2017 +++ .............................................          200            226
                                                                                                    4,550
                                                                                             ------------

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
TELEPHONE - 0.59%
   Sprint Nextel Corp., 8.375%, Due 8/15/2017 ...............................   $    1,415   $      1,365
                                                                                             ------------
UTILITIES - 3.33%
   AES Corp.,
      9.375%, Due 9/15/2010 .................................................          292            301
      9.75%, Due 4/15/2016 +++ ..............................................        1,125          1,226
      8.00%, Due 10/15/2017 .................................................          500            502
   CMS Energy Corp., 8.75%, Due 6/15/2019 ...................................          980          1,079
   Edison Mission Energy, 7.00%, Due 5/15/2017 ..............................          500            404
   Elwood Energy LLC, 8.159%, Due 7/5/2026 ..................................          739            657
   Energy Future Holdings Corp., 10.875%, Due 11/1/2017 .....................          650            452
   Orion Power Holdings, Inc., 12.00%, Due 5/1/2010 .........................          910            940
   Texas Competitive Electric Holdings Co. LLC, 10.25%, Due 11/1/2015 .......        2,995          2,126
                                                                                                    7,687
                                                                                             ------------
   TOTAL CORPORATE OBLIGATIONS ..............................................                     222,522
                                                                                             ------------
CONVERTIBLE OBLIGATIONS - 0.51%
FINANCE - 0.22%
   E*Trade Financial Corp., 12.50%, Due 8/31/2019 ...........................          355            509
                                                                                             ------------
HOTELS, RESTAURANTS & LEISURE - 0.29%
   Horizon Lines, Inc., 4.25%, Due 8/15/2012 ................................          850            671
                                                                                             ------------
   TOTAL CONVERTIBLE OBLIGATIONS ............................................                       1,180
                                                                                             ------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.10%
   Crown Castle Towers LLC, 5.772%, Due 11/15/2036 +++ ......................          225            230
                                                                                             ------------
ASSET_BACKED SECURITIES - 0.31%
   Discover Financial Services, 10.25%, Due 7/15/2019 .......................          600            704
                                                                                             ------------

                                                                                  SHARES
                                                                                ----------
SHORT TERM INVESTMENTS - 1.71%
   JP Morgan U.S. Government Money Market Fund ..............................    3,938,329          3,938
                                                                                             ------------
TOTAL INVESTMENTS - 99.23% (COST $218,052) ..................................                $    228,862
OTHER ASSETS, NET OF LIABILITIES - 0.77% ....................................                       1,787
TOTAL NET ASSETS - 100.00% ..................................................                $    230,649
                                                                                             ============

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+++ Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $77,729 or 33.70% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

ss   Non-income producing - Issuer is in default.

*    Step Up/Down

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                  SHARES         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
COMMON STOCKS - 2.98%
ENERGY - 1.66%
ENERGY EQUIPMENT & SERVICES - 1.25%
   ENSCO International, Inc. ................................................        7,300   $        334
   Noble Corp. ..............................................................       10,150            414
   Transocean Ltd. ## .......................................................        5,100            428
                                                                                                    1,176
                                                                                             ------------
OIL & GAS - 0.41%
   Apache Corp. .............................................................        1,450            136
   Devon Energy Corp. .......................................................        1,850            120
   Noble Energy, Inc. .......................................................        1,900            125
                                                                                                      381
                                                                                             ------------
   TOTAL ENERGY .............................................................                       1,157
                                                                                             ------------
FINANCIALS - 0.40%
DIVERSIFIED FINANCIALS - 0.40%
   BlackRock, Inc. ..........................................................          625            135
   T Rowe Price Group, Inc. .................................................        4,800            234
   TOTAL FINANCIALS .........................................................                         369
                                                                                             ------------
HEALTH CARE - 0.25%
OPTICAL SUPPLIES - 0.25%
   Alcon, Inc. ..............................................................        1,630            233
                                                                                             ------------
INDUSTRIALS - 0.14%
AEROSPACE & DEFENSE - 0.14%
   United Technologies Corp. ................................................        2,150            132
                                                                                             ------------
INFORMATION TECHNOLOGY - 0.53%
COMMUNICATIONS EQUIPMENT - 0.22%
   Cisco Systems, Inc. ## ...................................................        9,280            212
                                                                                             ------------
IT CONSULTING & SERVICES - 0.31%
   Accenture plc ............................................................        7,770            288
                                                                                             ------------
   TOTAL INFORMATION TECHNOLOGY .............................................                         500
                                                                                             ------------
   TOTAL COMMON STOCKS ......................................................                       2,791
                                                                                             ------------
CONVERTIBLE PREFERRED STOCKS - 1.81%
CONSUMER STAPLES - 0.33%
FOOD PRODUCTS - 0.33%
   Bunge Ltd. ...............................................................          525            310
                                                                                             ------------
FINANCIALS - 0.76%
BANKS - 0.76%
   Bank of America Corp. ....................................................          385            322
   Wells Fargo & Co. ........................................................          440            394
   TOTAL FINANCIALS .........................................................                         716
                                                                                             ------------

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                  SHARES         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
INDUSTRIALS - 0.22%
HOUSEHOLD DURABLES - 0.22%
   Stanley Works ............................................................          255   $        208
                                                                                             ------------
MATERIALS - 0.50%
METALS & MINING - 0.50%
   Freeport-McMoRan Copper & Gold, Inc. .....................................        4,360            466
                                                                                             ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS .......................................                       1,700
                                                                                             ------------
PREFERRED STOCKS - 1.57%
CONSUMER DISCRETIONARY - 0.40%
FOOD PRODUCTS - 0.40%
   Archer-Daniels-Midland Co. ...............................................        8,850            378
                                                                                             ------------
CONSUMER STAPLES - 0.51%
FOOD PRODUCTS - 0.25%
   Bunge Ltd. ...............................................................        2,800            229
                                                                                             ------------
HEALTH CARE - 0.26%
   Merck & Co., Inc. ........................................................        1,010            244
                                                                                             ------------
   TOTAL CONSUMER STAPLES ...................................................                         473
                                                                                             ------------
FINANCIALS - 0.66%
DIVERSIFIED FINANCIALS - 0.56%
   AMG Capital Trust I ......................................................        4,150            150
   Vale Capital II ..........................................................        5,000            378
                                                                                                      528
                                                                                             ------------
INSURANCE - 0.10%
   American International Group, Inc. .......................................        8,100             91
                                                                                             ------------
   TOTAL FINANCIALS .........................................................                         619
                                                                                             ------------
   TOTAL PREFERRED STOCKS ...................................................                       1,470
                                                                                             ------------

                                                                                   PAR
                                                                                  AMOUNT
                                                                                ----------
CORPORATE OBLIGATIONS - 38.55%
AEROSPACE & DEFENSE - 0.29%
   Raytheon Co., 5.375%, Due 4/1/2013 .......................................   $      250            273
                                                                                             ------------
BANKS - 11.71%
   Bank of America Corp.,
      7.80%, Due 9/15/2016 ..................................................          600            657
      6.00%, Due 9/1/2017 ...................................................          400            408
      7.625%, Due 6/1/2019 ..................................................          200            231
   Bank of New York Mellon Corp., 5.125%, Due 8/27/2013 .....................          350            379
   Bank One Corp., 4.90%, Due 4/30/2015 .....................................          250            261
   Barclays Bank plc, 6.75%, Due 5/22/2019 ..................................          300            337
   BP Capital Markets plc, 3.875%, Due 3/10/2015 ............................          200            208

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Citigroup, Inc.,
      5.50%, Due 10/15/2014 .................................................   $      150   $        154
      6.125%, Due 11/21/2017 ................................................          275            281
      8.50%, Due 5/22/2019 ..................................................          750            877
   Credit Suisse N.Y.,
      3.45%, Due 7/2/2012 ...................................................          600            620
      5.30%, Due 8/13/2019 ..................................................          250            259
   Deutsche Bank AG, 3.875%, Due 8/18/2014 ..................................          275            280
   Goldman Sachs Group, Inc.,
      5.35%, Due 1/15/2016 ..................................................          650            682
      6.25%, Due 9/1/2017 ...................................................          550            588
   ING Bank, NV, 5.125%, Due 5/1/2015 +++ ...................................          300            299
   JP Morgan Chase & Co.,
      3.70%, Due 1/20/2015 ..................................................        1,450          1,457
      6.00%, Due 1/15/2018 ..................................................          250            268
   Merrill Lynch & Co., Inc., 6.11%, Due 1/29/2037 ..........................          275            260
   Morgan Stanley,
      7.30%, Due 5/13/2019 ..................................................          280            314
      5.625%, Due 9/23/2019 .................................................          250            252
   Rabobank Nederland NV, 4.20%, Due 5/13/2014 +++ ..........................          200            208
   UBS AG, 5.875%, Due 12/20/2017 ...........................................          275            282
   Wachovia Corp., 5.75%, Due 2/1/2018 ......................................          625            653
   Wells Fargo & Co.,
      5.25%, Due 10/23/2012 .................................................          300            321
      3.75%, Due 10/1/2014 ..................................................          150            150
      5.625%, Due 12/11/2017 ................................................          275            286
                                                                                             ------------
BASIC MATERIALS - 0.12%
   Terra Capital, Inc., 7.75%, Due 11/1/2019 +++ ............................          110            111
                                                                                             ------------
BEVERAGES - 0.45%
   Constellation Brands, Inc., 7.25%, Due 9/1/2016 ..........................          425            426
                                                                                             ------------
COMMUNICATIONS - 1.33%
   Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013 .......          109            127
   Comcast Corp., 6.55%, Due 7/1/2039 .......................................          300            313
   France Telecom S.A., 4.375%, Due 7/8/2014 ................................          150            158
   Telefonica Emisiones SAU, 6.421%, Due 6/20/2016 ..........................          300            333
   Time Warner Cable, Inc., 5.85%, Due 5/1/2017 .............................          300            315
                                                                                                    1,246
                                                                                             ------------
CONSUMER DISCRETIONARY - 1.48%
   Anheuser-Busch InBev Worldwide, Inc., 8.00%, Due 11/15/2039 +++ ..........          100            124
   Royal Caribbean Cruises Ltd., 7.50%, Due 10/15/2027 ......................          500            402
   Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030 ..............................          325            418

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Wesco Distribution, Inc., 7.50%, Due 10/15/2017 ..........................   $      450   $        443
                                                                                                    1,387
                                                                                             ------------
CONSUMER STAPLES - 0.89%
   Coca-Cola Enterprises, Inc., 7.375%, Due 3/3/2014 ........................          150            176
   Hanesbrands, Inc., 4.593%, Due 12/15/2014 # ..............................          440            396
   Kellogg Co., 4.25%, Due 3/6/2013 .........................................          250            264
                                                                                                      836
                                                                                             ------------
ENERGY - 2.02%
   Canadian Natural Resources Ltd., 6.25%, Due 3/15/2038 ....................          275            291
   ConocoPhillips,
      4.60%, Due 1/15/2015 ..................................................          200            214
      5.20%, Due 5/15/2018 ..................................................          325            344
   EOG Resources Canada, Inc., 4.75%, Due 3/15/2014 +++ .....................          250            266
   FirstEnergy Solutions Corp., 4.80%, Due 2/15/2015 +++ ....................          150            154
   Frontier Oil Corp., 8.50%, Due 9/15/2016 .................................          250            255
   Hornbeck Offshore Services, Inc., 6.125%, Due 12/1/2014 ..................          290            268
   Range Resources Corp., 8.00%, Due 5/15/2019 ..............................          100            104
                                                                                                    1,896
                                                                                             ------------
FINANCE - 3.93%
   CME Group, Inc., 5.40%, Due 8/1/2013 .....................................          230            249
   General Electric Capital Corp.,
      5.90%, Due 5/13/2014 ..................................................          200            219
      5.65%, Due 6/9/2014 ...................................................          500            540
      5.625%, Due 5/1/2018 ..................................................          250            257
      6.00%, Due 8/7/2019 ...................................................          300            315
   HSBC Finance Corp., 5.25%, Due 1/14/2011 .................................        1,050          1,088
   Petroplus Finance Ltd., 9.375%, Due 9/15/2019 +++ ........................          225            226
   Thomson Reuters Corp., 4.70%, Due 10/15/2019 .............................          250            251
   TIAA Global Markets, Inc., 5.125%, Due 10/10/2012 +++ ....................          500            537
                                                                                                    3,682
                                                                                             ------------
HEALTH CARE - 0.13%
   Psychiatric Solutions, Inc., 7.75%, Due 7/15/2015 ........................          125            123
                                                                                             ------------
INDUSTRIALS - 5.66%
   American Honda Finance Corp., 4.625%, Due 4/2/2013 +++ ...................          325            333
   BE Aerospace, Inc., 8.50%, Due 7/1/2018 ..................................          325            338
   Burlington Northern Santa Fe Corp., 5.75%, Due 3/15/2018 .................          325            351
   Canadian National Railway Co., 5.55%, Due 5/15/2018 ......................          250            273
   Caterpillar Financial Services Corp.,
      4.15%, Due 1/15/2010 ..................................................          300            302
      4.25%, Due 2/8/2013 ...................................................          250            261
   Daimler Finance NA LLC,
      5.875%, Due 3/15/2011 .................................................          250            261
      5.75%, Due 9/8/2011 ...................................................          250            264
   Deere & Co., 4.375%, Due 10/16/2019 ......................................          250            252

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Gardner Denver, Inc., 8.00%, Due 5/1/2013 ................................   $      300   $        288
   Goodyear Tire & Rubber Co., 7.857%, Due 8/15/2011 ........................          300            305
   Gulfmark Offshore, Inc., 7.75%, Due 7/15/2014 ............................          120            117
   Honeywell International, Inc., 4.25%, Due 3/1/2013 .......................          250            265
   Kansas City Southern Railway, 13.00%, Due 12/15/2013 .....................          210            241
   NBTY, Inc., 7.125%, Due 10/1/2015 ........................................          150            146
   Norfolk Southern Corp., 5.75%, Due 4/1/2018 ..............................          325            353
   Northrop Grumman Corp., 5.05%, Due 8/1/2019 ..............................          150            158
   Terex Corp., 8.00%, Due 11/15/2017 .......................................          125            115
   Tyco International Finance SA, 4.125%, Due 10/15/2014 ....................          125            128
   Union Pacific Corp., 7.875%, Due 1/15/2019 ...............................          300            370
   United Technologies Corp., 6.125%, Due 7/15/2038 .........................          165            183
                                                                                                    5,304
                                                                                             ------------
INSURANCE - 2.39%
   Aegon Funding Corp., 5.75%, Due 12/15/2020 ...............................          350            332
   American International Group, Inc.,
      5.85%, Due 1/16/2018 ..................................................          250            188
      6.25%, Due 5/1/2036 ...................................................          325            219
   Lincoln National Corp., 4.75%, Due 2/15/2014 .............................          105            106
   MetLife, Inc., 6.375%, Due 6/15/2034 .....................................          250            271
   Metropolitan Life Global Funding I, 4.625%, Due 8/19/2010 +++ ............          700            714
   Pricoa Global Funding I, 5.40%, Due 10/18/2012 +++ .......................          150            158
   Prudential Financial, Inc., 4.50%, Due 7/15/2013 .........................          250            254
                                                                                                    2,242
                                                                                             ------------
PHARMACEUTICALS - 0.45%
   Bristol-Myers Squibb Co., 5.45%, Due 5/1/2018 ............................          125            136
   GlaxoSmithKline Capital, Inc., 5.65%, Due 5/15/2018 ......................          125            138
   Merck & Co., Inc., 5.85%, Due 6/30/2039 ..................................          140            152
                                                                                                      426
                                                                                             ------------
REAL ESTATE - 0.61%
   ProLogis, 5.625%, Due 11/15/2016 .........................................          250            230
   Simon Property Group LP, 5.30%, Due 5/30/2013 ............................          325            337
                                                                                                      567
                                                                                             ------------
SOVEREIGN - 0.34%
   Province of Ontario Canada, 4.10%, Due 6/16/2014 .........................          300            317
                                                                                             ------------
TECHNOLOGY - 3.02%
   Cisco Systems, Inc., 5.25%, Due 2/22/2011 ................................          250            264
   Dell, Inc., 5.875%, Due 6/15/2019 ........................................           70             75
   Hewlett-Packard Co., 4.50%, Due 3/1/2013 .................................          325            348
   International Business Machines Corp., 7.625%, Due 10/15/2018 ............          150            186
   Jabil Circuit, Inc., 8.25%, Due 3/15/2018 ................................          325            345
   Lender Processing Services, Inc., 8.125%, Due 7/1/2016 ...................          325            342
   Oracle Corp., 5.00%, Due 7/8/2019 ........................................          300            316
   Seagate Technology, 6.80%, Due 10/1/2016 .................................          350            343

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   SunGard Data Systems, Inc., 9.125%, Due 8/15/2013 ........................   $      150   $        153
   Syniverse Technologies, Inc., 7.75%, Due 8/15/2013 .......................          325            310
   Xerox Corp.,
      5.65%, Due 5/15/2013 ..................................................           75             79
      8.25%, Due 5/15/2014 ..................................................           60             69
                                                                                                    2,830
                                                                                             ------------
TELEPHONE - 2.64%
   America Movil, S.A.B. de C.V., 6.375%, Due 3/1/2035 ......................          275            281
   AT&T, Inc.,
      5.625%, Due 6/15/2016 .................................................          200            218
      5.50%, Due 2/1/2018 ...................................................          400            420
      6.80%, Due 5/15/2036 ..................................................          125            137
      6.40%, Due 5/15/2038 ..................................................          200            211
   Verizon Communications, Inc.,
      5.50%, Due 4/1/2017 ...................................................          250            265
      6.90%, Due 4/15/2038 ..................................................          325            367
   Verizon Wireless Capital, LLC, 3.75%, Due 5/20/2011 +++ ..................          270            279
   Vodafone Group plc, 6.15%, Due 2/27/2037 .................................          275            293
                                                                                                    2,471
                                                                                             ------------
UTILITIES - 1.09%
   Duke Energy Carolinas LLC, 5.10%, Due 4/15/2018 ..........................          250            264
   MidAmerican Energy Holdings Co., 6.125%, Due 4/1/2036 ....................          275            293
   Pacific Gas & Electric Co., 6.25%, Due 12/1/2013 .........................          175            197
   Virginia Electric and Power Co., 5.40%, Due 4/30/2018 ....................          250            267
                                                                                                    1,021
                                                                                             ------------
   TOTAL CORPORATE OBLIGATIONS ..............................................                      36,130
                                                                                             ------------
CONVERTIBLE OBLIGATIONS - 12.19%
BASIC MATERIALS - 1.28%
   Allegheny Technologies, Inc., 4.25%, Due 6/1/2014 ........................          260            288
   Newmont Mining Corp.,
      3.00%, Due 2/15/2012 ..................................................           50             60
      1.25%, Due 7/15/2014 ..................................................          425            506
      1.625%, Due 7/15/2017 .................................................          220            259
   Sterlite Industries India Ltd., 4.00%, Due 10/30/2014 ....................           90             89
                                                                                                    1,202
                                                                                             ------------
COMMUNICATIONS - 1.39%
   Anixter International, Inc., 1.00%, Due 2/15/2013 ........................          410            376
   Arris Group, Inc., 2.00%, Due 11/15/2026 .................................          240            225
   Symantec Corp., 1.00%, Due 6/15/2013 .....................................          400            445
   VeriSign, Inc., 3.25%, Due 8/15/2037 .....................................          300            255
                                                                                                    1,301
                                                                                             ------------
CONSUMER DISCRETIONARY - 0.91%
   Archer-Daniels-Midland Co., 0.875%, Due 2/15/2014 ........................          280            282
   Best Buy Co., Inc., 2.25%, Due 1/15/2022 .................................          200            212

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   GameStop Corp., 8.00%, Due 10/1/2012 .....................................   $      225   $        232
   International Game Technology, 3.25%, Due 5/1/2014 +++ ...................          110            130
                                                                                                      856
                                                                                             ------------
CONSUMER STAPLES - 0.30%
   Kinetic Concepts, Inc., 3.25%, Due 4/15/2015 +++ .........................          310            284
                                                                                             ------------
ENERGY - 1.21%
   Cameron International Corp., 2.50%, Due 6/15/2026 ........................          190            237
   Chesapeake Energy Corp., 2.50%, Due 5/15/2037 ............................          570            502
   Transocean, Inc., 1.50%, Due 12/15/2037 ..................................          410            394
                                                                                                    1,133
                                                                                             ------------
FINANCE - 0.55%
   Janus Capital Group, Inc., 3.25%, Due 7/15/2014 ..........................          190            226
   Leucadia National Corp., 3.75%, Due 4/15/2014 ............................          250            289
                                                                                                      515
                                                                                             ------------
HEALTH CARE - 0.37%
   Biovail Corp., 5.375%, Due 8/1/2014 +++ ..................................          200            229
   Henry Schein, Inc., 3.00%, Due 8/15/2034 .................................          100            120
                                                                                                      349
                                                                                             ------------
INDUSTRIALS - 1.51%
   Alliant Techsystems, Inc., 2.75%, Due 9/15/2011 ..........................          320            327
   Danaher Corp., Zero Coupon, Due 1/22/2021 ................................          370            372
   Fisher Scientific International, Inc., 3.25%, Due 3/1/2024 ...............          230            291
   SEACOR Holdings, Inc., 2.875%, Due 12/15/2024 ............................          210            238
   Trinity Industries, Inc., 3.875%, Due 6/1/2036 ...........................          250            183
                                                                                                    1,411
                                                                                             ------------
PHARMACEUTICALS - 1.71%
   Beckman Coulter, Inc., 2.50%, Due 12/15/2036 .............................          213            241
   Charles River Laboratories International, Inc., 2.25%, Due 6/15/2013 .....          280            277
   Life Technologies Corp., 1.50%, Due 2/15/2024 ............................          246            275
   Mylan, Inc., 1.25%, Due 3/15/2012 ........................................          480            473
   Teva Pharmaceutical Finance LLC, 0.25%, Due 2/1/2026 .....................          295            334
                                                                                                    1,600
                                                                                             ------------
TECHNOLOGY - 2.96%
   CACI International, Inc., 2.125%, Due 5/1/2014 ...........................          230            240
   DST Systems, Inc., 4.125%, Due 8/15/2023 .................................          220            231
   EMC Corp., 1.75%, Due 12/1/2013 ..........................................          590            708
   Intel Corp., 2.95%, Due 12/15/2035 .......................................          255            233
   Linear Technology Corp., 3.00%, Due 5/1/2027 .............................          120            115
   NetApp, Inc., 1.75%, Due 6/1/2013 ........................................          545            599
   Sybase, Inc., 3.50%, Due 8/15/2029 +++ ...................................          580            645
                                                                                                    2,771
                                                                                             ------------
   TOTAL CONVERTIBLE OBLIGATIONS ............................................                      11,422
                                                                                             ------------

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.76%
   Banc of America Commercial Mortgage, Inc.,
      2005-6 A1, 5.001%, Due 9/10/2047 ......................................   $      305   $        310
      2007-2 A2, 5.634%, Due 4/10/2049 ......................................          650            656
   JP Morgan Chase Commercial Mortgage Securities Corp.,
      2005-LDP3 A1, 4.655%, Due 8/15/2042 ...................................           58             58
      2007-CB19 A4, 5.746%, Due 2/12/2049 ...................................          400            365
      2007-CB20 A2, 5.629%, Due 2/12/2051 ...................................          550            562
   LB-UBS Commercial Mortgage Trust, 2007-C1 A4, 5.424%, Due 2/15/2040 ......          450            380
   Wachovia Bank Commercial Mortgage Trust, 2007-C32 A2, 5.735%,
      Due 6/15/2049 .........................................................          260            260
   TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS .............................                       2,591
                                                                                             ------------
ASSET-BACKED SECURITIES - 3.20%
   American Express Credit Account Master Trust, 2006-2 A, 5.35%,
      Due 1/15/2014 .........................................................        1,050          1,117
   BMW Floorplan Master Owner Trust, 2009-1A A, 1.394%, Due 9/15/2014 +++# ..          250            249
   Capital One Multi-Asset Execution Trust, 2006-A10 A10, 5.15%,
      Due 6/15/2014 .........................................................          800            850
   Discover Card Master Trust, 2009-A2 A, 1.545%, Due 2/17/2015 # ...........          200            201
   Ford Credit Floorplan Master Owner Trust, 2009-2 A, 1.794%,
      Due 9/15/2014 # .......................................................          250            251
   Volkswagen Auto Loan Enhanced Trust, 2008-2 A4A, 6.24%, Due 7/20/2015 ....          300            333
   TOTAL ASSET-BACKED SECURITIES ............................................                       3,001
                                                                                             ------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 17.99%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.24%
      5.00%, Due 2/1/2021 ...................................................          870            926
      4.50%, Due 4/1/2021 ...................................................          866            910
      5.00%, Due 9/1/2035 ...................................................        2,012          2,090
      5.50%, Due 4/1/2037 ...................................................          644            679
      5.00%, Due 3/1/2038 ...................................................        1,342          1,392
      5.50%, Due 5/1/2038 ...................................................          744            784
                                                                                                    6,781
                                                                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.52%
      6.50%, Due 7/1/2032 ...................................................          334            362
      5.50%, Due 6/1/2033 ...................................................          748            792
      4.50%, Due 9/1/2034 ...................................................          388            396
      5.50%, Due 12/1/2035 ..................................................          811            856
      5.00%, Due 2/1/2036 ...................................................          675            702
      5.50%, Due 4/1/2036 ...................................................        1,227          1,296
      5.50%, Due 2/1/2037 ...................................................          963          1,015
      6.00%, Due 9/1/2037 ...................................................          655            697
      6.00%, Due 1/1/2038 ...................................................          877            933
                                                                                                    7,049
                                                                                             ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.23%
      4.201%, Due 8/16/2026 .................................................          457            469
      6.00%, Due 2/15/2033 ..................................................          729            782
      5.50%, Due 4/15/2033 ..................................................          974          1,035

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
      5.00%, Due 5/15/2033 ..................................................   $      707   $        741
                                                                                                    3,027
                                                                                             ------------
   TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS ............................                      16,857
                                                                                             ------------
U.S. AGENCY OBLIGATIONS - 5.94%
FEDERAL FARM CREDIT BANK - 2.18%
      3.00%, Due 9/22/2014 ..................................................        2,000          2,043
                                                                                             ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.49%
      6.25%, Due 7/15/2032 ..................................................          375            456
                                                                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.96%
      5.375%, Due 6/12/2017 .................................................          800            905
                                                                                             ------------
OTHER GOVERNMENT RELATED - 2.17%
      Bank of America Corp. (FDIC Guaranteed), 2.10%, Due 4/30/2012 .........        2,000          2,033
                                                                                             ------------
TENNESSEE VALLEY AUTHORITY - 0.14%
      5.25%, Due 9/15/2039 ..................................................          130            133
                                                                                             ------------
   TOTAL U.S. AGENCY OBLIGATIONS ............................................                       5,570
                                                                                             ------------
U.S. TREASURY OBLIGATIONS - 7.85%
      4.125%, Due 5/15/2015 .................................................        2,500          2,710
      3.75%, Due 11/15/2018 .................................................        1,000          1,031
      6.25%, Due 8/15/2023 ..................................................        1,500          1,860
      5.25%, Due 11/15/2028 .................................................        1,050          1,195
      4.75%, Due 2/15/2037 ..................................................          420            455
      4.50%, Due 8/15/2039 ..................................................          100            105
   TOTAL U.S. TREASURY OBLIGATIONS ..........................................                       7,356
                                                                                             ------------

                                                                                  SHARES
                                                                                ----------
SHORT TERM INVESTMENTS - 4.45%
   JP Morgan U.S. Government Money Market Fund ..............................    4,171,479          4,171
                                                                                             ------------
TOTAL INVESTMENTS - 99.29% (COST $89,607) ...................................                $     93,059
OTHER ASSETS, NET OF LIABILITIES - 0.71% ....................................                         668
TOTAL NET ASSETS - 100.00% ..................................................                $     93,727
                                                                                             ============

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+++ Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $4,946 or 5.28% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 38.85%
AEROSPACE & DEFENSE - 0.10%
   Raytheon Co., 5.375%, Due 4/1/2013 .......................................   $      200   $        218
                                                                                             ------------
BANKS - 9.64%
   Bank of America Corp.,
      7.80%, Due 9/15/2016 ..................................................          700            767
      6.00%, Due 9/1/2017 ...................................................          200            204
      7.625%, Due 6/1/2019 ..................................................          800            923
   Bank of New York Mellon Corp.,
      4.95%, Due 11/1/2012 ..................................................          140            152
      5.125%, Due 8/27/2013 .................................................          250            271
   Bank One Corp.,
      5.90%, Due 11/15/2011 .................................................          760            817
      4.90%, Due 4/30/2015 ..................................................          500            523
   Barclays Bank plc, 6.75%, Due 5/22/2019 ..................................          350            394
   Bear Stearns Cos., Inc.,
      6.40%, Due 10/2/2017 ..................................................          605            661
      7.25%, Due 2/1/2018 ...................................................          270            309
   BP Capital Markets plc,
      3.125%, Due 3/10/2012 .................................................          520            538
      3.875%, Due 3/10/2015 .................................................          600            624
   Citigroup, Inc.,
      5.50%, Due 10/15/2014 .................................................          300            308
      6.125%, Due 11/21/2017 ................................................          755            770
      8.50%, Due 5/22/2019 ..................................................        1,100          1,286
   Credit Suisse N.Y.,
      3.45%, Due 7/2/2012 ...................................................          700            723
      5.30%, Due 8/13/2019 ..................................................          425            440
   Deutsche Bank AG, 3.875%, Due 8/18/2014 ..................................          400            407
   Goldman Sachs Group, Inc.,
      5.35%, Due 1/15/2016 ..................................................          625            656
      6.25%, Due 9/1/2017 ...................................................          800            856
      5.95%, Due 1/18/2018 ..................................................          215            226
      6.75%, Due 10/1/2037 ..................................................          245            258
   ING Bank, NV, 5.125%, Due 5/1/2015 +++ ...................................          250            250
   JP Morgan Chase & Co.,
      3.70%, Due 1/20/2015 ..................................................        1,900          1,909
      6.00%, Due 1/15/2018 ..................................................          250            268
   Merrill Lynch & Co., Inc.,
      6.40%, Due 8/28/2017 ..................................................          145            150
      6.875%, Due 4/25/2018 .................................................        1,075          1,157
      6.11%, Due 1/29/2037 ..................................................          360            340
   Morgan Stanley,
      7.30%, Due 5/13/2019 ..................................................          370            414

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
      5.625%, Due 9/23/2019 .................................................   $      400   $        402
   Rabobank Nederland NV, 4.20%, Due 5/13/2014 +++ ..........................          600            626
   State Street Corp., 4.30%, Due 5/30/2014 .................................          260            273
   UBS AG, 5.875%, Due 12/20/2017 ...........................................          400            411
   Wachovia Corp., 5.75%, Due 2/1/2018 ......................................          600            627
   Washington Mutual Finance Corp., 6.875%, Due 5/15/2011 ...................          230            242
   Wells Fargo & Co.,
      5.25%, Due 10/23/2012 .................................................          350            374
      3.75%, Due 10/1/2014 ..................................................          500            500
      5.625%, Due 12/11/2017 ................................................          475            494
                                                                                                   20,550
                                                                                             ------------
BASIC MATERIALS - 0.35%
   E. I. du Pont de Nemours & Co., 5.875%, Due 1/15/2014 ....................          395            440
   Lubrizol Corp., 8.875%, Due 2/1/2019 .....................................          255            318
                                                                                                      758
                                                                                             ------------
COMMUNICATIONS - 2.76%
   Alltel Corp., 7.00%, Due 7/1/2012 ........................................          215            239
   British Telecommunications plc, 9.125%, Due 12/15/2010 # .................          445            479
   Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013 .......          128            149
   Comcast Corp.,
      5.30%, Due 1/15/2014 ..................................................          460            491
      5.875%, Due 2/15/2018 .................................................          235            248
      6.55%, Due 7/1/2039 ...................................................          350            365
   France Telecom S.A., 4.375%, Due 7/8/2014 ................................          415            438
   Nokia Corp., 5.375%, Due 5/15/2019 .......................................          500            516
   Rogers Communications, Inc., 6.80%, Due 8/15/2018 ........................          250            282
   Telecom Italia Capital SA, 4.95%, Due 9/30/2014 ..........................          395            410
   Telefonica Emisiones SAU,
      5.984%, Due 6/20/2011 .................................................          285            303
      4.949%, Due 1/15/2015 .................................................          425            450
      6.421%, Due 6/20/2016 .................................................          350            388
   Time Warner Cable, Inc.,
      8.25%, Due 2/14/2014 ..................................................          330            387
      5.85%, Due 5/1/2017 ...................................................          700            736
                                                                                                    5,881
                                                                                             ------------
CONSUMER DISCRETIONARY - 0.77%
   Anheuser-Busch InBev Worldwide, Inc.,
      3.00%, Due 10/15/2012 .................................................          390            393
      8.00%, Due 11/15/2039 +++ .............................................          175            217
   Best Buy Co., Inc., 6.75%, Due 7/15/2013 .................................          240            258
   Lowe's Companies, Inc.,
      5.50%, Due 10/15/2035 .................................................          300            300
      6.65%, Due 9/15/2037 ..................................................          130            150
   Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030 ..............................          250            322
                                                                                                    1,640
                                                                                             ------------

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 1.72%
   Altria Group, Inc., 9.70%, Due 11/10/2018 ................................   $      275   $        339
   Coca-Cola Enterprises, Inc., 7.375%, Due 3/3/2014 ........................          175            206
   Costco Wholesale Corp., 5.30%, Due 3/15/2012 .............................          645            699
   Dr Pepper Snapple Group, Inc., 6.82%, Due 5/1/2018 .......................          205            234
   Express Scripts, Inc., 6.25%, Due 6/15/2014 ..............................          480            527
   Kellogg Co., 4.25%, Due 3/6/2013 .........................................          250            264
   Kroger Co., 7.50%, Due 1/15/2014 .........................................          220            254
   Lorillard Tobacco Co., 8.125%, Due 6/23/2019 .............................          255            283
   Mead Johnson Nutrition Co., 4.90%, Due 11/1/2019 +++ .....................          350            349
   Safeway, Inc., 6.25%, Due 3/15/2014 ......................................          460            508
                                                                                                    3,663
                                                                                             ------------
ENERGY - 3.14%
   Cameron International Corp., 6.375%, Due 7/15/2018 .......................          125            134
   Canadian Natural Resources Ltd.,
      6.70%, Due 7/15/2011 ..................................................          400            430
      6.25%, Due 3/15/2038 ..................................................          360            381
   ConocoPhillips,
      4.60%, Due 1/15/2015 ..................................................        1,060          1,137
      5.20%, Due 5/15/2018 ..................................................          250            264
      5.75%, Due 2/1/2019 ...................................................          380            416
   Consolidated Natural Gas Co., 6.00%, Due 10/15/2010 ......................          175            182
   Energy Transfer Partners LP,
      8.50%, Due 4/15/2014 ..................................................          520            604
      9.00%, Due 4/15/2019 ..................................................          300            363
   Enterprise Products Operating LLC, 6.125%, Due 10/15/2039 ................          255            256
   EOG Resources Canada, Inc., 4.75%, Due 3/15/2014 +++ .....................          400            425
   EQT Corp., 8.125%, Due 6/1/2019 ..........................................          165            189
   FirstEnergy Solutions Corp., 4.80%, Due 2/15/2015 +++ ....................          175            180
   Marathon Oil Corp., 6.00%, Due 10/1/2017 .................................          275            292
   Petrobras International Finance Co., 6.875%, Due 1/20/2040 ...............          110            110
   Spectra Energy Capital Corp., 5.65%, Due 3/1/2020 ........................          265            272
   TransCanada PipeLines Ltd., 7.625%, Due 1/15/2039 ........................          520            664
   Valero Energy Corp.,
      9.375%, Due 3/15/2019 .................................................          170            201
      6.625%, Due 6/15/2037 .................................................          205            188
                                                                                                    6,688
                                                                                             ------------
FINANCE - 4.31%
   American Express Co., 8.15%, Due 3/19/2038 ...............................          325            411
   American Express Credit Corp., 5.875%, Due 5/2/2013 ......................          305            327
   Ameriprise Financial, Inc., 5.35%, Due 11/15/2010 ........................          730            749
   CME Group, Inc., 5.40%, Due 8/1/2013 .....................................          630            682
   Countrywide Home Loans, Inc., 4.00%, Due 3/22/2011 .......................           70             72
   General Electric Capital Corp.,
      5.90%, Due 5/13/2014 ..................................................          800            876

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   General Electric Capital Corp.,
      5.65%, Due 6/9/2014 ...................................................   $      450   $        486
      5.625%, Due 5/1/2018 ..................................................          695            715
      6.00%, Due 8/7/2019 ...................................................          350            368
      5.875%, Due 1/14/2038 .................................................          645            616
   HSBC Finance Corp., 5.25%, Due 1/14/2011 .................................        1,550          1,607
   International Lease Finance Corp., 5.75%, Due 6/15/2011 ..................          240            216
   Novartis Capital Corp., 4.125%, Due 2/10/2014 ............................          395            417
   PNC Funding Corp., 4.25%, Due 9/21/2015 ..................................          390            391
   Thomson Reuters Corp., 4.70%, Due 10/15/2019 .............................          400            402
   TIAA Global Markets, Inc., 5.125%, Due 10/10/2012 +++ ....................          800            858
                                                                                                    9,193
                                                                                             ------------
HEALTH CARE - 0.46%
   Covidien International Finance SA, 5.45%, Due 10/15/2012 .................          120            130
   UnitedHealth Group, Inc., 5.25%, Due 3/15/2011 ...........................          820            856
                                                                                                      986
                                                                                             ------------
INDUSTRIALS - 4.12%
   American Honda Finance Corp., 4.625%, Due 4/2/2013 +++ ...................          250            256
   Amphenol Corp., 4.75%, Due 11/15/2014 ....................................          155            155
   Burlington Northern Santa Fe Corp., 5.75%, Due 3/15/2018 .................          250            270
   Canadian National Railway Co.,
      5.55%, Due 5/15/2018 ..................................................          400            436
      5.55%, Due 3/1/2019 ...................................................          165            181
   Caterpillar Financial Services Corp.,
      4.15%, Due 1/15/2010 ..................................................          200            201
      4.85%, Due 12/7/2012 ..................................................          195            208
      4.25%, Due 2/8/2013 ...................................................          250            261
   CRH America, Inc., 6.00%, Due 9/30/2016 ..................................          370            383
   Daimler Finance NA LLC,
      5.875%, Due 3/15/2011 .................................................          300            313
      5.75%, Due 9/8/2011 ...................................................          200            211
   Deere & Co., 4.375%, Due 10/16/2019 ......................................          400            403
   Eaton Corp., 5.60%, Due 5/15/2018 ........................................          280            298
   Home Depot, Inc., 5.20%, Due 3/1/2011 ....................................          485            507
   Honeywell International, Inc., 4.25%, Due 3/1/2013 .......................          670            709
   John Deere Capital Corp.,
      4.125%, Due 1/15/2010 .................................................          675            680
      5.40%, Due 10/17/2011 .................................................          555            597
   Koninklijke Philips Electronics NV, 5.75%, Due 3/11/2018 .................          165            178
   L-3 Communications Corp., 5.20%, Due 10/15/2019 +++ ......................          160            162
   Norfolk Southern Corp., 5.75%, Due 4/1/2018 ..............................          250            272
   Northrop Grumman Corp., 5.05%, Due 8/1/2019 ..............................          200            210
   Tyco Electronics Group SA, 6.55%, Due 10/1/2017 ..........................          225            236
   Tyco International Finance SA,
      4.125%, Due 10/15/2014 ................................................          200            204

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
      8.50%, Due 1/15/2019 ..................................................   $      320   $        390
   Union Pacific Corp., 7.875%, Due 1/15/2019 ...............................          350            432
   United Technologies Corp.,
      6.125%, Due 2/1/2019 ..................................................          155            175
      6.125%, Due 7/15/2038 .................................................          125            139
   Waste Management, Inc., 7.375%, Due 3/11/2019 ............................          270            315
                                                                                                    8,782
                                                                                             ------------
INSURANCE - 1.61%
   Aegon Funding Corp., 5.75%, Due 12/15/2020 ...............................          200            189
   American International Group, Inc.,
      5.85%, Due 1/16/2018 ..................................................          200            151
      6.25%, Due 5/1/2036 ...................................................          250            169
   John Hancock Global Funding II, 7.90%, Due 7/2/2010 +++ ..................          700            728
   Lincoln National Corp., 4.75%, Due 2/15/2014 .............................           50             51
   MetLife, Inc.,
      5.375%, Due 12/15/2012 ................................................          240            258
      6.375%, Due 6/15/2034 .................................................          400            434
   Metropolitan Life Global Funding I, 4.625%, Due 8/19/2010 +++ ............          500            510
   Pricoa Global Funding I, 5.40%, Due 10/18/2012 +++ .......................          175            184
   Prudential Financial, Inc.,
      4.50%, Due 7/15/2013 ..................................................          200            203
      5.10%, Due 9/20/2014 ..................................................          280            288
   Willis North America, Inc., 6.20%, Due 3/28/2017 .........................          280            274
                                                                                                    3,439
                                                                                             ------------
PHARMACEUTICALS - 0.91%
   Bristol-Myers Squibb Co., 5.45%, Due 5/1/2018 ............................          125            136
   GlaxoSmithKline Capital, Inc., 5.65%, Due 5/15/2018 ......................          125            138
   Hospira, Inc., 6.05%, Due 3/30/2017 ......................................          205            216
   Merck & Co., Inc., 5.85%, Due 6/30/2039 ..................................          180            196
   Pfizer, Inc., 4.45%, Due 3/15/2012 .......................................          565            599
   Wyeth Corp., 5.50%, Due 2/1/2014 .........................................          590            646
                                                                                                    1,931
                                                                                             ------------
REAL ESTATE - 0.56%
   Equity Residential, 5.125%, Due 3/15/2016 ................................          380            375
   ProLogis, 5.625%, Due 11/15/2016 .........................................          200            184
   Simon Property Group LP,
      5.30%, Due 5/30/2013 ..................................................          250            259
      5.75%, Due 12/1/2015 ..................................................          370            382
                                                                                                    1,200
                                                                                             ------------
SOVEREIGN - 0.17%
   Province of Ontario Canada, 4.10%, Due 6/16/2014 .........................          350            370
                                                                                             ------------
TECHNOLOGY - 2.21%
   Cisco Systems, Inc., 5.25%, Due 2/22/2011 ................................          200            211

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Computer Sciences Corp.,
      5.50%, Due 3/15/2013 ..................................................   $      220   $        232
      6.50%, Due 3/15/2018 ..................................................          505            551
   Dell, Inc.,
      3.375%, Due 6/15/2012 .................................................          235            243
      5.875%, Due 6/15/2019 .................................................           90             97
   Hewlett-Packard Co.,
      4.25%, Due 2/24/2012 ..................................................          440            465
      4.50%, Due 3/1/2013 ...................................................          250            268
      6.125%, Due 3/1/2014 ..................................................          310            349
   International Business Machines Corp.,
      4.75%, Due 11/29/2012 .................................................          325            352
      7.625%, Due 10/15/2018 ................................................          570            705
   ITT Corp., 4.90%, Due 5/1/2014 ...........................................          640            679
   Oracle Corp., 5.00%, Due 7/8/2019 ........................................          350            369
   Xerox Corp.,
      5.65%, Due 5/15/2013 ..................................................           50             53
      8.25%, Due 5/15/2014 ..................................................          115            132
                                                                                                    4,706
                                                                                             ------------
TELEPHONE - 2.49%
   America Movil, S.A.B. de C.V., 6.375%, Due 3/1/2035 ......................          375            383
   AT&T Wireless Services, Inc., 8.75%, Due 3/1/2031 ........................          335            442
   AT&T, Inc.,
      5.10%, Due 9/15/2014 ..................................................          755            814
      5.625%, Due 6/15/2016 .................................................          400            435
      5.50%, Due 2/1/2018 ...................................................          300            315
      6.80%, Due 5/15/2036 ..................................................          225            247
      6.40%, Due 5/15/2038 ..................................................          125            132
   Deutsche Telekom AG, 8.50%, Due 6/15/2010 ................................          340            355
   Verizon Communications, Inc.,
      5.50%, Due 4/1/2017 ...................................................          400            424
      6.90%, Due 4/15/2038 ..................................................          400            452
   Verizon Wireless Capital, LLC,
      3.75%, Due 5/20/2011 +++ ..............................................          370            382
      8.50%, Due 11/15/2018 +++ .............................................          435            542
   Vodafone Group plc, 6.15%, Due 2/27/2037 .................................          360            384
                                                                                                    5,307
                                                                                             ------------
UTILITIES - 3.53%
   Columbus Southern Power Co., 5.50%, Due 3/1/2013 .........................          495            522
   Dominion Resources, Inc.,
      Series A, 5.60%, Due 11/15/2016 .......................................          475            502
      Series D, 8.875%, Due 1/15/2019 .......................................           80            101
   Duke Energy Carolinas LLC, 5.10%, Due 4/15/2018 ..........................          400            423
   Duke Energy Indiana, Inc., 6.05%, Due 6/15/2016 ..........................          355            388
   Exelon Generation Co. LLC, 6.25%, Due 10/1/2039 ..........................          265            277

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Kerr-McGee Corp., 6.95%, Due 7/1/2024 ....................................   $      325   $        344
   MidAmerican Energy Holdings Co.,
      5.875%, Due 10/1/2012 .................................................          405            442
      6.125%, Due 4/1/2036 ..................................................          375            400
   Pacific Gas & Electric Co., 6.25%, Due 12/1/2013 .........................          150            169
   Public Service Enterprise Group, Inc., 6.95%, Due 6/1/2012 ...............          590            651
   Sempra Energy, 6.50%, Due 6/1/2016 .......................................          285            313
   Southern Power Co., 6.25%, Due 7/15/2012 .................................          450            494
   Spectra Energy Capital LLC, 5.668%, Due 8/15/2014 ........................          255            271
   Union Electric Co., 6.70%, Due 2/1/2019 ..................................          370            415
   Virginia Electric and Power Co., 5.40%, Due 4/30/2018 ....................          400            427
   Westar Energy, Inc., 6.00%, Due 7/1/2014 .................................          200            216
   Wisconsin Electric Power Co., 6.25%, Due 12/1/2015 .......................          470            543
   Xcel Energy, Inc., 5.613%, Due 4/1/2017 ..................................          581            618
                                                                                                    7,516
                                                                                             ------------
   TOTAL CORPORATE OBLIGATIONS ..............................................                      82,828
                                                                                             ------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.26%
   Banc of America Commercial Mortgage, Inc.,
      2006-4 A4, 5.634%, Due 7/10/2046 ......................................        1,180          1,165
      2005-6 A1, 5.001%, Due 9/10/2047 ......................................          153            155
      2007-2 A2, 5.634%, Due 4/10/2049 ......................................          850            858
   Bear Stearns Commercial Mortgage Securities, Inc.,
      2006-T22 A2, 5.463%, Due 4/12/2038 ....................................          830            843
      2006-PWR14 A4, 5.201%, Due 12/11/2038 .................................          540            513
      2006-PW13 A4, 5.54%, Due 9/11/2041 ....................................          710            718
      2004-PWR5 A4, 4.831%, Due 7/11/2042 ...................................          835            818
      2005-T20 A2, 5.127%, Due 10/12/2042 ...................................          430            436
   Chase Mortgage Finance Corp., 2006-A1 A1, 6.024%, Due 9/25/2036 ss .......          770            672
   Citicorp Mortgage Securities, Inc., 2006-3 2A1, 5.50%, Due 6/25/2021 .....          353            343
   Citigroup Commercial Mortgage Trust, 2004-C2 A3, 4.38%, Due 10/15/2041 ...          770            770
   Citigroup/Deutsche Bank Commercial Mortgage Trust, 2007-CD5 A4, 5.886%,
      Due 11/15/2044 ........................................................        1,495          1,477
   JP Morgan Chase Commercial Mortgage Securities Corp.,
      2004-CBX A4, 4.529%, Due 1/12/2037 ....................................          255            257
      2005-LDP3 A1, 4.655%, Due 8/15/2042 ...................................           33             33
      2005-LDP1 A2, 4.625%, Due 3/15/2046 ...................................          713            714
      2006-LDP9 A3, 5.336%, Due 5/15/2047 ...................................          695            625
      2007-CB19 A4, 5.746%, Due 2/12/2049 ...................................          550            502
      2007-CB20 A2, 5.629%, Due 2/12/2051 ...................................          750            766
   LB-UBS Commercial Mortgage Trust, 2007-C1 A4, 5.424%, Due 2/15/2040 ......          550            465
   Prime Mortgage Trust, 2005-2, 5.25%, Due 7/25/2020 .......................          436            441
   Wachovia Bank Commercial Mortgage Trust, 2007-C32 A2, 5.735%,
      Due 6/15/2049 .........................................................          410            410
   Wells Fargo Mortgage Backed Securities Trust, 2006-11 A8, 6.00%,
      Due 9/25/2036 .........................................................          415            366
   TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS .............................                      13,347
                                                                                             ------------

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
ASSET-BACKED SECURITIES - 2.75%
   American Express Credit Account Master Trust, 2006-2 A, 5.35%,
      Due 1/15/2014 .........................................................   $    1,550   $      1,648
   BMW Floorplan Master Owner Trust, 2009-1A A, 1.394%,
      Due 9/15/2014 +++ ss ..................................................          400            399
   Capital One Multi-Asset Execution Trust, 2006-A10 A10, 5.15%,
      Due 6/15/2014 .........................................................        1,150          1,222
   Discover Card Master Trust, 2009-A2 A, 1.545%, Due 2/17/2015 ss ..........          600            603
   Ford Credit Floorplan Master Owner Trust, 2009-2 A, 1.794%,
      Due 9/15/2014 ss ......................................................          400            401
   Honda Auto Receivables Owner Trust, 2009-3 A4, 3.30%, Due 9/15/2015 ......          385            395
   Hyundai Auto Receivables Trust, 2009-A A4, 3.15%, Due 3/15/2016 ..........          220            223
   John Deere Owner Trust,
      2009-A A3, 2.59%, Due 10/15/2013 ......................................          395            402
      2009-A A4, 3.96%, Due 5/16/2016 .......................................          215            224
   Volkswagen Auto Loan Enhanced Trust, 2008-2 A4A, 6.24%, Due 7/20/2015 ....          300            333
   TOTAL ASSET-BACKED SECURITIES ............................................                       5,850
                                                                                             ------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 25.80%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.16%
      4.50%, Due 3/1/2019 ...................................................          419            444
      5.00%, Due 10/1/2020 ..................................................        1,017          1,083
      5.50%, Due 12/1/2022 ..................................................          129            138
      5.00%, Due 4/1/2023 ...................................................          335            354
      5.50%, Due 1/1/2024 ...................................................          597            636
      5.00%, Due 8/1/2033 ...................................................          601            625
      5.50%, Due 2/1/2034 ...................................................          769            813
      6.00%, Due 8/1/2034 ...................................................          352            376
      5.00%, Due 8/1/2035 ...................................................          403            419
      5.00%, Due 9/1/2035 ...................................................          584            606
      5.00%, Due 9/1/2035 ...................................................        1,006          1,045
      6.00%, Due 8/1/2036 ...................................................          601            640
      5.50%, Due 11/1/2036 ..................................................          534            564
      5.50%, Due 4/1/2037 ...................................................          644            678
      5.50%, Due 5/1/2037 ...................................................          374            394
      6.00%, Due 9/1/2037 ...................................................          274            292
      6.00%, Due 12/1/2037 ..................................................          321            343
      5.00%, Due 3/1/2038 ...................................................        1,907          1,979
      6.00%, Due 3/1/2038 ...................................................        2,992          3,183
      5.00%, Due 3/1/2038 ...................................................          987          1,024
      5.50%, Due 5/1/2038 ...................................................          930            980
      5.50%, Due 6/1/2038 ...................................................          744            784
                                                                                                   17,400
                                                                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 16.93%
      6.50%, Due 2/1/2017 ...................................................          167            181
      5.00%, Due 12/1/2017 ..................................................          590            630
      4.50%, Due 9/1/2018 ...................................................        1,106          1,172
      4.00%, Due 8/1/2020 ...................................................          335            342
      5.50%, Due 5/1/2023  ..................................................           53             56

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
      5.00%, Due 12/1/2023 ..................................................   $      626   $        660
      5.00%, Due 3/1/2024 ...................................................        1,590          1,677
      5.00%, Due 3/1/2034 ...................................................          761            792
      5.50%, Due 6/1/2034 ...................................................          408            431
      4.50%, Due 9/1/2034 ...................................................          259            264
      5.50%, Due 2/1/2035 ...................................................          878            929
      5.00%, Due 11/1/2035 ..................................................        1,333          1,386
      5.50%, Due 12/1/2035 ..................................................          624            659
      5.50%, Due 12/1/2035 ..................................................          335            354
      5.50%, Due 1/1/2036 ...................................................          528            558
      5.50%, Due 1/1/2036 ...................................................          823            870
      5.50%, Due 2/1/2036 ...................................................          643            679
      5.00%, Due 2/1/2036 ...................................................          675            702
      5.00%, Due 3/1/2036 ...................................................          625            649
      5.50%, Due 4/1/2036 ...................................................        1,534          1,620
      6.00%, Due 9/1/2036 ...................................................          337            359
      6.50%, Due 9/1/2036 ...................................................        1,315          1,416
      5.50%, Due 11/1/2036 ..................................................          508            536
      6.00%, Due 11/1/2036 ..................................................          614            654
      6.50%, Due 12/1/2036 ..................................................          594            639
      6.00%, Due 12/1/2036 ..................................................          580            618
      5.50%, Due 2/1/2037 ...................................................          963          1,015
      5.50%, Due 8/1/2037 ...................................................        2,137          2,259
      6.00%, Due 8/1/2037 ...................................................          646            688
      6.50%, Due 8/1/2037 ...................................................          905            973
      6.00%, Due 9/1/2037 ...................................................          983          1,046
      6.00%, Due 11/1/2037 ..................................................        1,130          1,203
      6.00%, Due 1/1/2038 ...................................................        1,403          1,493
      5.00%, Due 3/1/2038 ...................................................          154            160
      5.00%, Due 4/1/2038 ...................................................          814            846
      5.00%, Due 4/1/2038 ...................................................        1,132          1,176
      5.00%, Due 5/1/2038 ...................................................        3,422          3,553
      5.50%, Due 6/1/2038 ...................................................          738            778
      5.00%, Due 6/1/2038 ...................................................        1,067          1,108
      5.50%, Due 6/1/2038 ...................................................          921            971
                                                                                                   36,102
                                                                                             ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.71%
      4.201%, Due 8/16/2026 .................................................          261            268
      6.50%, Due 3/15/2028 ..................................................          316            342
      6.00%, Due 4/15/2031 ..................................................          386            415
      5.50%, Due 2/20/2034 ..................................................          452            480
                                                                                                    1,505
                                                                                             ------------
   TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS ............................                      55,007
                                                                                             ------------

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 8.04%
FEDERAL HOME LOAN BANK - 1.74%
      3.625%, Due 10/18/2013 ................................................   $    3,500   $      3,701
                                                                                             ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.34%
      6.25%, Due 7/15/2032 ..................................................          600            730
                                                                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.04%
      2.875%, Due 12/11/2013 ................................................        2,000          2,046
      5.125%, Due 1/2/2014 ..................................................          385            410
      4.625%, Due 10/15/2014 ................................................          500            547
      5.375%, Due 6/12/2017 .................................................        1,200          1,357
                                                                                                    4,360
                                                                                             ------------
OTHER GOVERNMENT RELATED - 3.82%
      Citibank NA (FDIC Guaranteed), 1.625%, Due 3/30/2011 ..................        2,000          2,025
      Morgan Stanley (FDIC Guaranteed), 2.25%, Due 3/13/2012 ................        5,000          5,104
      Bank of America Corp. (FDIC Guaranteed), 2.10%, Due 4/30/2012 .........        1,000          1,016
                                                                                                    8,145
                                                                                             ------------
TENNESSEE VALLEY AUTHORITY - 0.10%
      5.25%, Due 9/15/2039 ..................................................          200            205
                                                                                             ------------
   TOTAL U.S. AGENCY OBLIGATIONS ............................................                      17,141
                                                                                             ------------
U.S. TREASURY OBLIGATIONS - 11.66%
      1.375%, Due 2/15/2012 .................................................        1,850          1,862
      1.375%, Due 3/15/2012 .................................................        1,000          1,006
      2.375%, Due 9/30/2014 .................................................        6,270          6,295
      4.125%, Due 5/15/2015 .................................................        1,000          1,084
      3.75%, Due 11/15/2018 .................................................        2,000          2,062
      3.625%, Due 8/15/2019 .................................................        3,095          3,154
      7.875%, Due 2/15/2021 .................................................        1,050          1,457
      6.25%, Due 8/15/2023 ..................................................        1,400          1,736
      6.875%, Due 8/15/2025 .................................................          770          1,021
      5.25%, Due 11/15/2028 .................................................          750            853
      4.75%, Due 2/15/2037 ..................................................        1,300          1,410
      4.25%, Due 5/15/2039 ..................................................        2,500          2,506
      4.50%, Due 8/15/2039 ..................................................          400            418
   TOTAL U.S. TREASURY OBLIGATIONS ..........................................                      24,864
                                                                                             ------------

                                                                                  SHARES
                                                                                ----------
SHORT TERM INVESTMENTS - 5.81%
   JP Morgan U.S. Government Money Market Fund ..............................   12,391,640         12,392
                                                                                             ------------
TOTAL INVESTMENTS - 99.17% (COST $202,907) ..................................                $    211,429
OTHER ASSETS, NET OF LIABILITIES - 0.83% ....................................                       1,767
TOTAL NET ASSETS - 100.00% ..................................................                $    213,196
                                                                                             ============

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

     Percentages are stated as a percent of net assets.

+++ Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $6,068 or 2.85% of net assets. The Fund has no right to demand registration of these securities.

#    Step Up/Down

ss The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 48.05%
BANKS - 8.77%
   Barclays Bank plc, 5.45%, Due 9/12/2012 ..................................   $    1,000   $      1,083
   Credit Suisse First Boston, 5.00%, Due 5/15/2013 .........................        2,000          2,135
   Goldman Sachs Group, Inc., 4.75%, Due 7/15/2013 ..........................        2,000          2,101
   JP Morgan Chase & Co., 6.75%, Due 2/1/2011 ...............................        2,000          2,116
   Morgan Stanley, 5.05%, Due 1/21/2011 .....................................        2,000          2,073
   Rabobank Nederland NV, 2.65%, Due 8/17/2012 +++ ..........................        2,000          2,024
   Wachovia Corp., 2.253%, Due 5/1/2013 # ...................................        1,000          1,016
   Wells Fargo & Co., 5.25%, Due 10/23/2012 .................................        1,000          1,070
                                                                                                   13,618
                                                                                             ------------
COMMUNICATIONS - 2.34%
   Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013 .......        1,365          1,587
   Telefonica Emisiones SAU, 0.809%, Due 2/4/2013 # .........................        1,000            980
   Time Warner Cable, Inc., 5.40%, Due 7/2/2012 .............................        1,000          1,068
                                                                                                    3,635
                                                                                             ------------
CONSUMER DISCRETIONARY - 0.65%
   Anheuser-Busch InBev Worldwide, Inc., 3.00%, Due 10/15/2012 ..............        1,000          1,009
                                                                                             ------------
CONSUMER STAPLES - 1.72%
   Kellogg Co., 6.60%, Due 4/1/2011 .........................................        1,000          1,075
   Kraft Foods, Inc., 5.625%, Due 11/1/2011 .................................          500            534
   Roche Holdings, Inc., 4.50%, Due 3/1/2012 +++ ............................        1,000          1,058
                                                                                                    2,667
                                                                                             ------------
ENERGY - 2.82%
   Canadian Natural Resources Ltd., 6.70%, Due 7/15/2011 ....................        1,000          1,075
   Devon Financing Corp. U.L.C., 6.875%, Due 9/30/2011 ......................        1,000          1,091
   Marathon Oil Canada Corp., 8.375%, Due 5/1/2012 ..........................        1,000          1,130
   XTO Energy, Inc., 5.90%, Due 8/1/2012 ....................................        1,000          1,079
                                                                                                    4,375
                                                                                             ------------
FINANCE - 7.55%
   Berkshire Hathaway Finance Corp., 4.00%, Due 4/15/2012 ...................        1,000          1,053
   CME Group, Inc., 5.40%, Due 8/1/2013 .....................................          250            271
   Dexia Credit Local N.Y., 2.375%, Due 9/23/2011 +++ .......................        2,000          2,050
   General Electric Capital Corp.,
      5.875%, Due 2/15/2012 .................................................        1,500          1,617
      0.422%, Due 3/20/2014 # ...............................................        1,446          1,326
   HSBC Finance Corp., 6.75%, Due 5/15/2011 .................................        1,000          1,063
   MBNA Corp., 7.50%, Due 3/15/2012 .........................................        2,000          2,188
   TIAA Global Markets, Inc., 5.125%, Due 10/10/2012 +++ ....................        2,000          2,146
                                                                                                   11,714
                                                                                             ------------
HEALTH CARE - 0.67%
   UnitedHealth Group, Inc., 5.125%, Due 11/15/2010 .........................        1,000          1,038
                                                                                             ------------

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
INDUSTRIALS - 9.55%
   American Honda Finance Corp., 4.625%, Due 4/2/2013 +++ ...................   $    1,000   $      1,024
   Burlington Northern Santa Fe Corp., 6.75%, Due 7/15/2011 .................        1,000          1,087
   Caterpillar Financial Services Corp.,
      4.15%, Due 1/15/2010 ..................................................        2,000          2,013
      4.25%, Due 2/8/2013 ...................................................          500            521
   Daimler Finance NA LLC, 5.75%, Due 9/8/2011 ..............................        1,000          1,057
   John Deere Capital Corp.,
      4.125%, Due 1/15/2010 .................................................        2,325          2,344
      5.25%, Due 10/1/2012 ..................................................        1,000          1,087
   Lockheed Martin Corp., 8.20%, Due 12/1/2009 ..............................        1,000          1,005
   Nissan Motor Acceptance Corp., 4.625%, Due 3/8/2010 +++ ..................        1,000            999
   Norfolk Southern Corp., 8.625%, Due 5/15/2010 ............................        1,000          1,042
   Northrop Grumman Corp., 7.125%, Due 2/15/2011 ............................        1,000          1,069
   Raytheon Co., 4.85%, Due 1/15/2011 .......................................          450            467
   Union Pacific Corp., 6.50%, Due 4/15/2012 ................................        1,000          1,102
                                                                                                   14,817
                                                                                             ------------
INSURANCE - 5.89%
   ING Security Life Institutional Funding, 4.25%, Due 1/15/2010 +++ ........        1,500          1,489
   John Hancock Global Funding II, 7.90%, Due 7/2/2010 +++ ..................        2,000          2,080
   MassMutual Global Funding II, 3.625%, Due 7/16/2012 +++ ..................          500            516
   Metropolitan Life Global Funding I,
      4.625%, Due 8/19/2010 +++ .............................................        1,500          1,530
      2.875%, Due 9/17/2012 +++ .............................................        1,000          1,004
   Monumental Global Funding II, 4.625%, Due 3/15/2010 +++ ..................        1,000          1,002
   Pricoa Global Funding I,
      4.20%, Due 1/15/2010 +++ ..............................................        1,000          1,000
      5.40%, Due 10/18/2012 +++ .............................................          500            525
                                                                                                    9,146
                                                                                             ------------
REAL ESTATE - 0.67%
   Simon Property Group LP, 5.375%, Due 6/1/2011 ............................        1,000          1,045
                                                                                             ------------
TECHNOLOGY - 1.57%
   Cisco Systems, Inc., 5.25%, Due 2/22/2011 ................................          550            580
   Dell, Inc., 3.375%, Due 6/15/2012 ........................................          500            518
   Hewlett-Packard Co.,
      2.25%, Due 5/27/2011 ..................................................          500            510
      2.95%, Due 8/15/2012 ..................................................          500            513
   Xerox Corp., 5.65%, Due 5/15/2013 ........................................          300            315
                                                                                                    2,436
                                                                                             ------------
TELEPHONE - 4.49%
   AT&T Wireless Services, Inc., 7.875%, Due 3/1/2011 .......................        2,500          2,708
   Deutsche Telekom AG, 8.50%, Due 6/15/2010 ................................        1,000          1,045
   France Telecom S.A., 7.75%, Due 3/1/2011 .................................        1,000          1,081
   Verizon Wireless Capital, LLC, 5.25%, Due 2/1/2012 +++ ...................        1,000          1,069

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
   Vodafone Group plc, 5.50%, Due 6/15/2011 .................................   $    1,000   $      1,059
                                                                                                    6,962
                                                                                             ------------
UTILITIES - 1.36%
   Dominion Resources, Inc., 5.70%, Due 9/17/2012 ...........................        1,000          1,094
   Midamerican Energy Holdings Co., 3.15%, Due 7/15/2012 ....................        1,000          1,020
                                                                                                    2,114
                                                                                             ------------
   TOTAL CORPORATE OBLIGATIONS ..............................................                      74,576
                                                                                             ------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.90%
   Banc of America Commercial Mortgage, Inc.,
      2005-6 A1, 5.001%, Due 9/10/2047 ......................................          305            309
      2007-2 A2, 5.634%, Due 4/10/2049 ......................................          800            807
   Wachovia Bank Commercial Mortgage Trust, 2006-C23 A1, 5.203%,
      Due 1/15/2045 .........................................................          282            286
   TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS .............................                       1,402
                                                                                             ------------
ASSET-BACKED SECURITIES - 18.31%
   Bank of America Auto Trust,
      2009-1A A3, 2.67%, Due 7/15/2013 +++ ..................................        1,000          1,019
      2009-2A A3, 2.13%, Due 9/15/2013 +++ ..................................        1,000          1,011
   BMW Floorplan Master Owner Trust, 2009-1A A, 1.394%,
      Due 9/15/2014 +++ # ...................................................        2,000          1,994
   Capital One Multi-Asset Execution Trust, 2009-A2 A2, 3.20%,
      Due 4/15/2014 .........................................................        2,000          2,059
   CarMax Auto Owner Trust, 2005-3 A4, 4.91%, Due 1/18/2011 .................          298            299
   Citibank Credit Card Issuance Trust, 2009-A3 A3, 2.70%, Due 6/24/2013 ....        2,000          2,046
   CitiFinancial Auto Issuance Trust, 2009-1 A3, 2.59%, Due 10/15/2013 +++ ..        2,000          2,000
   Discover Card Master Trust, 2009-A2 A, 1.545%, Due 2/17/2015 # ...........        2,000          2,010
   Ford Credit Auto Owner Trust, 2009-D A3, 2.17%, Due 10/15/2013 ...........        1,000          1,012
   Ford Credit Floorplan Master Owner Trust, 2009-2 A, 1.794%,
      Due 9/15/2014 # .......................................................        2,000          2,004
   GE Capital Credit Card Master Note Trust, 2009-2 A, 3.69%,
      Due 7/15/2015 .........................................................        2,000          2,052
   GE Equipment Midticket LLC, 2009-1 A3, 2.34%, Due 6/17/2013 ..............        1,000          1,002
   Harley-Davidson Motorcycle Trust, 2007-3 A4, 5.52%, Due 11/15/2013 .......        2,000          2,112
   Honda Auto Receivables Owner Trust, 2009-3 A3, 2.31%, Due 5/15/2013 ......        1,500          1,523
   Nissan Auto Lease Trust, 2009-B A3, 2.07%, Due 1/15/2015 .................        2,000          2,008
   USAA Auto Owner Trust, 2007-1 A4, 5.55%, Due 2/15/2013 ...................        3,000          3,161
   Volkswagen Auto Loan Enhanced Trust, 2008-2 A4A, 6.24%, Due 7/20/2015 ....        1,000          1,109
   TOTAL ASSET-BACKED SECURITIES ............................................                      28,421
                                                                                             ------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.20%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.20%
      4.968%, Due 12/16/2021 ................................................          514            525
      4.201%, Due 8/16/2026 .................................................        1,307          1,341
   TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS ............................                       1,866
                                                                                             ------------
U.S. AGENCY OBLIGATIONS - 26.18%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.84%
      1.625%, Due 4/26/2011 .................................................        5,000          5,064

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                                   PAR
                                                                                  AMOUNT         VALUE
                                                                                ----------   ------------
                                                                                  (DOLLARS IN THOUSANDS)
      2.125%, Due 3/23/2012 .................................................   $    7,000   $      7,101
                                                                                                   12,165
                                                                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 5.20%
      1.375%, Due 4/28/2011 .................................................        8,000          8,067
                                                                                             ------------
OTHER GOVERNMENT RELATED - 13.14%
      Citibank NA (FDIC Guaranteed), 1.625%, Due 3/30/2011 ..................        5,000          5,061
      General Electric Capital Corp. (FDIC Guaranteed), 2.25%,
         Due 3/12/2012 ......................................................        5,000          5,098
      Bank of America Corp. (FDIC Guaranteed), 2.375%, Due 6/22/2012 ........       10,000         10,231
   TOTAL U.S. AGENCY OBLIGATIONS ............................................                      20,390
                                                                                             ------------
                                                                                                   40,622
                                                                                             ------------

                                                                                  SHARES
                                                                                ----------
SHORT TERM INVESTMENTS - 4.38%
   JP Morgan U.S. Government Money Market Fund ..............................    6,788,470          6,789
                                                                                             ------------
TOTAL INVESTMENTS - 99.02% (COST $150,583) ..................................                $    153,676
OTHER ASSETS, NET OF LIABILITIES - 0.98% ....................................                       1,517
TOTAL NET ASSETS - 100.00% ..................................................                $    155,193
                                                                                             ============

     Percentages are stated as a percent of net assets.

+++ Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $25,540 or 16.46% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2009 (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                              ENHANCED
                                                                HIGH YIELD     INCOME     INTERMEDIATE    SHORT-TERM
                                                                BOND FUND       FUND        BOND FUND      BOND FUND
                                                               -----------   ----------   ------------   ------------
ASSETS:
   Investments in unaffiliated securities, at value (A) ....   $   228,862   $   93,059    $   211,429    $   153,676
   Receivable for investments sold .........................         6,327           --            494             --
   Dividends and interest receivable .......................         5,703          863          1,788          1,110
   Receivable for fund shares sold .........................           634           11            385            681
   Receivable for tax reclaims .............................             1            5              7             --
   Receivable for expense reimbursement ....................            --           --              9             19
   Prepaid expenses ........................................            23           12             22             16
                                                               -----------   ----------    -----------    -----------
      TOTAL ASSETS .........................................       241,550       93,950        214,134        155,502
                                                               -----------   ----------    -----------    -----------
LIABILITIES:
   Payable for investments purchased .......................         6,160           10            504             --
   Payable for fund shares redeemed ........................         4,116           45            353            212
   Dividends payable .......................................           176           --             --             12
   Management and investment advisory fees payable
      (Note 2) .............................................           317           83             35             26
   Administrative service and service fees payable .........            52           51              9             20
   Other liabilities .......................................            80           34             37             39
                                                               -----------   ----------    -----------    -----------
      TOTAL LIABILITIES ....................................        10,901          223            938            309
                                                               -----------   ----------    -----------    -----------
NET ASSETS .................................................   $   230,649   $   93,727    $   213,196    $   155,193
                                                               ===========   ==========    ===========    ===========
ANALYSIS OF NET ASSETS:
Paid-in-capital ............................................       247,100       92,917        204,807        160,667
Undistributed net investment income ........................           503         (117)           501           (137)
Accumulated net realized (loss) ............................       (27,764)      (2,525)          (634)        (8,430)
Unrealized appreciation of investments, futures contracts,
   and foreign currency ....................................        10,810        3,452          8,522          3,093
                                                               -----------   ----------    -----------    -----------
NET ASSETS .................................................   $   230,649   $   93,727    $   213,196    $   155,193
                                                               ===========   ==========    ===========    ===========
Shares outstanding (no par value):
   Institutional Class .....................................     5,612,015          N/A     19,744,087     14,132,465
                                                               ===========   ==========    ===========    ===========
   Investor Class ..........................................    10,771,460    9,142,658        207,169      3,439,981
                                                               ===========   ==========    ===========    ===========
   AMR Class ...............................................    11,005,351          N/A            N/A            N/A
                                                               ===========   ==========    ===========    ===========
Net asset value, offering and redemption price per share:
   Institutional Class .....................................   $      8.42          N/A    $     10.69    $      8.83
                                                               ===========   ==========    ===========    ===========
   Investor Class ..........................................   $      8.42   $    10.25    $     10.68    $      8.84
                                                               ===========   ==========    ===========    ===========
   AMR Class ...............................................   $      8.42          N/A            N/A            N/A
                                                               ===========   ==========    ===========    ===========
A Cost of investments in unaffiliated securities ...........   $   218,052   $   89,607    $   202,907    $   150,583

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2009 (IN THOUSANDS)

                                                                             ENHANCED
                                                                HIGH YIELD    INCOME    INTERMEDIATE   SHORT-TERM
                                                                 BOND FUND     FUND       BOND FUND     BOND FUND
                                                                ----------   --------   ------------   ----------
INVESTMENT INCOME:
   Dividend income from unaffiliated securities (net of
      foreign taxes) (A) ...................................    $     56    $    306      $    30      $     17
   Dividend income from affiliated securities ..............           9           5           11             2
   Interest income .........................................      21,157       3,930        9,115         6,023
   Income derived from securities lending, net .............          --          92          299           440
                                                                --------    --------      -------      --------
         TOTAL INVESTMENT INCOME ...........................      21,222       4,333        9,455         6,482
                                                                --------    --------      -------      --------
EXPENSES:
   Management and investment advisory fees (Note 2) ........         726         265          407           444
   Administrative service fees (Note 2):
      Institutional Class ..................................         165          --          102           101
      Investor Class .......................................         154         267            2            62
      AMR Class ............................................          42          --           --            --
   Transfer agent fees:
      Institutional Class ..................................          --          --           14            17
      Investor Class .......................................           3           7            2            --
   Custody and fund accounting fees ........................          37          17           42            44
   Professional fees .......................................          32          26           34            34
   Registration fees and expenses ..........................          39          16           20            34
   Service fees (Note 2):
      Investor Class .......................................         129         283            2            52
   Prospectus and shareholder reports ......................          40           5            8            14
   Trustee fees ............................................          22           8           24            29
   Other expenses ..........................................          12           6           11            14
                                                                --------    --------      -------      --------
         TOTAL EXPENSES ....................................       1,401         900          668           845
                                                                --------    --------      -------      --------
   Net (fees waived and expenses reimbursed)/recouped by
      Manager (Note 2) .....................................          --          --          (11)          (73)
                                                                --------    --------      -------      --------
         NET EXPENSES ......................................       1,401         900          657           772
                                                                --------    --------      -------      --------
NET INVESTMENT INCOME ......................................      19,821       3,433        8,798         5,710
                                                                --------    --------      -------      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ..........................................     (11,143)       (244)       1,112         5,301
      Commission recapture (Note 1) ........................          --           2           --            --
   Change in net unrealized appreciation or depreciation of:
      Investments ..........................................      61,933      14,228       17,269         2,645
                                                                --------    --------      -------      --------
         NET GAIN ON INVESTMENTS ...........................      50,790      13,986       18,381         7,946
                                                                --------    --------      -------      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......    $ 70,611    $ 17,419      $27,179      $ 13,656
                                                                ========    ========      =======      ========
A Foreign taxes ............................................    $     --    $      1      $    --      $     --

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                  High Yield Bond Fund       Enhanced Income Fund
                                                               -------------------------   ------------------------
                                                                Year Ended    Year Ended   Year Ended    Year Ended
                                                               October 31,   October 31,     October    October 31,
                                                                   2009          2008       31, 2009        2008
                                                               -----------   -----------   ----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...................................    $  19,821    $  15,343      $  3,433    $   3,923
   Net realized (loss) on investments, futures contracts,
      and foreign currency transactions ....................      (11,143)     (14,708)         (242)      (1,148)
   Change in net unrealized appreciation or
      depreciation of investments, futures contracts, and
      foreign currency translations ........................       61,933      (48,374)       14,228      (14,259)
                                                                ---------    ---------      --------    ---------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS ................................       70,611      (47,739)       17,419      (11,484)
                                                                ---------    ---------      --------    ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ..................................       (6,264)      (7,731)           --           --
      Investor Class .......................................       (4,848)      (1,837)       (3,577)      (5,038)
      AMR Class ............................................       (8,707)      (5,774)           --           --
   Net realized gain on investments:
      Investor Class .......................................           --           --            --       (2,097)
   Return of Capital:
      Investor Class .......................................           --           --          (173)          --
                                                                ---------    ---------      --------    ---------
         NET DISTRIBUTIONS TO SHAREHOLDERS .................      (19,819)     (15,342)       (3,750)      (7,135)
                                                                ---------    ---------      --------    ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...........................      297,510       72,610        24,626       79,277
   Reinvestment of dividends and distributions .............       17,602       13,364         3,745        7,127
   Cost of shares redeemed .................................     (255,402)    (128,737)      (48,782)     (67,105)
                                                                ---------    ---------      --------    ---------
         NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
            SHARE TRANSACTIONS .............................       59,710      (42,763)      (20,411)      19,299
                                                                ---------    ---------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS ......................      110,502     (105,844)       (6,742)         680
                                                                ---------    ---------      --------    ---------
NET ASSETS:
   Beginning of period .....................................      120,147      225,991       100,469       99,789
                                                                ---------    ---------      --------    ---------
   END OF PERIOD * .........................................    $ 230,649    $ 120,147      $ 93,727    $ 100,469
                                                                =========    =========      ========    =========
* Includes undistributed net investment income (loss) of ...    $     503    $     503      $   (117)   $     (96)
                                                                =========    =========      ========    =========

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                 Intermediate Bond Fund       Short-Term Bond Fund
                                                               -------------------------   -------------------------
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               October 31,   October 31,   October 31,   October 31,
                                                                   2009          2008          2009          2008
                                                               -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...................................    $   8,798     $  7,050      $   5,710     $  5,355
   Net realized gain (loss) on investments, futures
      contracts, and foreign currency transactions .........        1,112           70          5,301       (4,833)
   Change in net unrealized appreciation or depreciation of
      investments, futures contracts, and foreign currency
      translations .........................................       17,269       (8,956)         2,645          309
                                                                ---------     --------      ---------     --------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS ................................       27,179       (1,836)        13,656          831
                                                                ---------     --------      ---------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ..................................       (8,775)      (7,053)        (7,180)      (6,084)
      Investor Class .......................................          (23)          --           (653)        (220)
                                                                ---------     --------      ---------     --------
         NET DISTRIBUTIONS TO SHAREHOLDERS .................       (8,798)      (7,053)        (7,833)      (6,304)
                                                                ---------     --------      ---------     --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...........................      154,268      103,092         92,994      200,633
   Reinvestment of dividends and distributions .............        8,797        7,052          7,696        6,236
   Cost of shares redeemed .................................     (115,884)     (63,295)      (214,778)     (30,341)
                                                                ---------     --------      ---------     --------
         NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
            SHARE TRANSACTIONS .............................       47,181       46,849       (114,088)     176,528
                                                                ---------     --------      ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS ......................       65,562       37,960       (108,265)     171,055
                                                                ---------     --------      ---------     --------
NET ASSETS:
   Beginning of period .....................................      147,634      109,674        263,458       92,403
                                                                ---------     --------      ---------     --------
   END OF PERIOD * .........................................    $ 213,196     $147,634      $ 155,193     $263,458
                                                                =========     ========      =========     ========
* Includes undistributed net investment income (loss) of ...    $     501     $    501      $    (137)    $   (563)
                                                                =========     ========      =========     ========


                             See accompanying notes

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the "Act") as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon High Yield Bond Fund, the American Beacon Enhanced Income Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

     Prior to March 1, 2009, the Investor Class was known as the PlanAhead Class. March 2, 2009 is the inception date of the Investor Class of the Intermediate Bond Fund.

     Each Fund, except the Enhanced Income Fund, has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:
-----                 -----------
INSTITUTIONAL CLASS   Investors making an initial investment of $250,000
INVESTOR CLASS        General public and investors investing through an
                      intermediary
AMR CLASS             Investors in the tax-exempt retirement and benefit plans
                      of AMR Corporation and its affiliates

     Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

     Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

     Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

Valuation Inputs

     Various inputs may be used to determine the value of the Funds' investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

     Level 3 - Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

     A summary of the inputs used to value the Funds' investments as of October 31, 2009 is as follows (in thousands):

HIGH YIELD BOND                             Level 1    Level 2   Level 3     Total
---------------                             -------   --------   -------   --------
Preferred Stocks ........................    $   11   $    277     $--     $    288
Corporate Obligations ...................        --    222,522      --      222,522
Convertible Obligations .................        --      1,180      --        1,180
Non-Agency Mortgage Backed Obligations ..        --        230      --          230
Asset-Backed Obligations ................        --        704      --          704
Short Term Investments ..................     3,938         --      --        3,938
                                             ------   --------     ---     --------
   Total Investments in Securities ......    $3,949   $224,913     $--     $228,862
                                             ======   ========     ===     ========

ENHANCED INCOME FUND                        Level 1    Level 2   Level 3     Total
--------------------                        -------   --------   -------   --------
Preferred Stocks ........................    $1,320    $   150     $--      $ 1,470
Common Stock ............................     2,791         --      --        2,791
Convertible Preferred ...................     1,390        310      --        1,700
Convertible Obligations .................        --     11,422      --       11,422
Corporate Obligations ...................        --     36,130      --       36,130
Non-Agency Mortgage Backed Obligations ..        --      2,591      --        2,591
Asset-Backed Obligations ................        --      3,001      --        3,001
U.S. Agency Mortgage Backed
   Obligations ..........................        --     16,857      --       16,857
U.S. Agency Obligations .................        --      5,570      --        5,570
U.S. Treasury Obligations ...............        --      7,356      --        7,356
Short Term Investments ..................     4,171         --      --        4,171
                                             ------    -------     ---      -------
   Total Investments in Securities ......    $9,672    $83,387     $--      $93,059
                                             ======    =======     ===      =======

INTERMEDIATE BOND FUND                      Level 1    Level 2   Level 3     Total
----------------------                      -------   --------   -------   --------
Corporate Obligations ...................   $    --   $ 82,828     $--     $ 82,828
Non-Agency Mortgage Backed Obligations ..        --     13,347      --       13,347
Asset-Backed Obligations ................        --      5,850      --        5,850
U.S. Agency Mortgage Backed Obligations .        --     55,007      --       55,007
U.S. Agency Obligations .................        --     17,141      --       17,141
U.S. Treasury Obligations ...............        --     24,864      --       24,864
Short Term Investments ..................    12,392         --      --       12,392
                                            -------   --------     ---     --------
   Total Investments in Securities ......   $12,392   $199,037     $--     $211,429
                                            =======   ========     ===     ========

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

SHORT-TERM BOND FUND                        Level 1    Level 2   Level 3     Total
--------------------                        -------   --------   -------   --------
Corporate Obligations ...................    $   --   $ 74,576     $--     $ 74,576
Non-Agency Mortgage Backed Obligations ..        --      1,402      --        1,402
Asset-Backed Obligations ................        --     28,421      --       28,421
U.S. Agency Mortgage Backed
   Obligations ..........................        --      1,866      --        1,866
U.S. Agency Obligations .................        --     40,622      --       40,622
Short Term Investments ..................     6,789         --      --        6,789
                                             ------   --------     ---     --------
   Total Investments in Securities ......    $6,789   $146,887     $--     $153,676
                                             ======   ========     ===     ========

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

     Dividends from net investment income of the Funds generally will be declared daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

     Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management and securities lending services. Investment assets of the High Yield Bond, Enhanced Income, and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the High Yield Bond Fund, and Enhanced Income Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of 0.20% of the average daily net assets of the Intermediate Bond Fund and pays a portion of its fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager is one of the investment advisors of the Enhanced Income Fund and receives an annualized fee of 0.15% on the portion of assets managed by the Manager. The Manager serves as the sole investment advisor to the Short-Term Bond Fund, Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.20% of average daily net assets of the Short-Term Bond Fund. Management fees paid during the year ended October 31, 2009 were as follows (dollars in thousands):

                                                  AMOUNTS PAID   NET AMOUNTS
                       MANAGEMENT   MANAGEMENT   TO INVESTMENT   RETAINED BY
                        FEE RATE        FEE         ADVISORS       MANAGER
                       ----------   ----------   -------------   -----------
High Yield Bond.....   0.30%-0.45%      726           631             95
Enhanced Income.....   0.20%-0.80%      265           221             44
Intermediate Bond...         0.20%      407           173            234

     As discussed in Footnote 5, prior to May 19, 2009, as compensation for services provided by the Manager in connection with securities lending activities, the lending Funds paid to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the year ended October 31, 2009, securities lending fees paid to the Manager were as follows (in thousands):

Enhanced Income.....   11
Intermediate Bond...   38
Short-Term Bond.....   55

Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives, an annualized fee of 0.05% of the average daily net assets of the AMR Class and 0.30% of the average daily net assets of the Institutional and Investor Classes of each Fund except for the Institutional Class of the Intermediate and Short-Term Bond Funds from which the Manager received a fee of 0.05% of average daily net assets.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

Distribution Plans

     The Trust, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor Class. As compensation for performing the duties required under the Service Plan, the Manager receives up to 0.375% of the average daily net assets of the Investor Class of each Fund.

Investment in Affiliated Funds

     The Funds may invest in the American Beacon Money Market Select Fund (the "MM Select Fund") and the American Beacon US Government Money Market Select Fund (the "USG Select Fund") (collectively, the "Select Fund"). Prior to May 19, 2009 cash collateral received by certain Funds in connection with securities lending could be invested in the Select Funds. The Funds and the Select Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized management fee of 0.09% of the average daily net assets of the Select Funds. During the year ended October 31, 2009, fees earned by the Manager from the Select Funds were as follows:

                                               SECURITIES LENDING
                       DIRECT INVESTMENT IN   COLLATERAL INVESTED
                         AFFILIATED FUNDS     IN AFFILIATED FUNDS   TOTAL
                       --------------------   -------------------   -----
High Yield Bond.....           268                        --          268
Enhanced Income.....           343                     1,095        1,438
Intermediate Bond...           825                     4,507        5,332
Short-Term Bond.....           139                     6,241        6,380

Interfund Lending Program

     Pursuant to an exemptive order by the Securities and Exchange Commission ("SEC"), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the year ended October 31, 2009, the High Yield Bond Fund borrowed from the American Beacon Money Market Portfolio on average $19,712,907 for two days at 0.96% with interest charges of $1,037.

Reimbursement of Expenses

     The Manager voluntarily agreed to reimburse the Intermediate and Short-Term Bond Funds for operating expenses. For the period ended October 31, 2009, the Manager reimbursed fees for the Intermediate Bond Fund Institutional and Investor Classes of $8,015 and $2,494, respectively. The Manager reimbursed fees for the Short-Term Bond Institutional and Investor Classes of $8,672 and $64,396, respectively.

Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2009, the Funds have not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows (in thousands)

                                          HIGH YIELD BOND            ENHANCED INCOME
                                    -------------------------   -------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                       2009          2008           2009         2008
                                    -----------   -----------   -----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class .......        $ 6,264       $ 7,731        $   --        $   --
   Investor Class ............          4,848         1,837         3,577         5,674
   AMR Class .................          8,707         5,774            --            --
LONG-TERM CAPITAL GAIN
   Institutional Class .......             --            --            --
   Investor Class ............             --            --            --         1,461
   AMR Class .................             --            --            --            --
RETURN OF CAPITAL
   Institutional Class .......             --            --            --            --
   Investor Class ............             --            --           173            --
   AMR Class .................             --            --            --            --
                                      -------       -------        ------        ------
      TOTAL DISTRIBUTIONS PAID        $19,819       $15,342        $3,750        $7,135
                                      =======       =======        ======        ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

                                        INTERMEDIATE BOND            SHORT-TERM BOND
                                    -------------------------   -------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                       2009           2008          2009         2008
                                    -----------   -----------   -----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........      $8,775        $7,053        $7,180        $6,084
   Investor Class ...............          23            --           653           220
   AMR Class ....................          --            --            --            --
LONG-TERM CAPITAL GAIN ..........          --            --            --            --
   Institutional Class ..........          --            --            --            --
   Investor Class ...............          --            --            --            --
   AMR Class ....................          --            --            --            --
                                       ------        ------        ------        ------
      TOTAL DISTRIBUTIONS PAID ..      $8,798        $7,053        $7,833        $6,304
                                       ======        ======        ======        ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

                                             HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
                                                BOND       INCOME        BOND          BOND
                                             ----------   --------   ------------   ----------
Cost basis of investments for federal
   income tax purposes                        $220,786     $89,726     $202,915      $151,255
Unrealized appreciation                         18,973       5,136        9,160         2,667
Unrealized depreciation                        (10,897)     (1,803)        (646)         (246)
                                              --------     -------     --------      --------
Net unrealized appreciation/(depreciation)       8,076       3,333        8,514         2,421
Undistributed ordinary income                      326          --          502           523
Undistributed long-term gain/(loss)            (25,030)     (2,523)        (626)       (8,430)
                                              --------     -------     --------      --------
Distributable earnings                        $(16,628)    $   810     $  8,390      $ (5,486)
                                              ========     =======     ========      ========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, book amortization for premiums, and income adjustments associated with contingent payment debt instruments.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses that have been reclassified as of October 31, 2009 (in thousands):

                                                           HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
                                                              BOND       INCOME         BOND         BOND
                                                           ----------   --------   ------------   ----------
Paid-in-capital.........................................        $--       $  70        $--          $    (1)
Undistributed net investment income.....................         (2)        123         --            2,549
Accumulated net realized gain (loss)....................          1        (194)        --           (2,548)
Unrealized appreciation (depreciation) of investments,
   futures contracts and foreign currency...............          1           1         --               --

     At October 31, 2009, capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

FUND                   2013    2014   2015    2016     2017    TOTAL
----                   ----   -----   ----   ------   -----   ------
High Yield Bond.....     --   1,722     --   14,332   8,926   25,030
Enhanced Income.....     --      --     --    2,058     465    2,523
Intermediate Bond...     --     626     --       --      --      626
Short-Term Bond.....    378   2,387    467    5,198      --    8,430

     The Intermediate Bond and Short-Term Bond Funds utilized $1,118 and $2,753, respectively, of net capital loss carryovers for the year ended October 31, 2009.

4. INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2009 were as follows (in thousands):

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

                                                                 HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
                                                                    BOND       INCOME        BOND           BOND
                                                                 ----------   --------   ------------   ----------
Purchases (excluding U.S. government securities)..............    $430,145     $46,039     $348,067      $296,642
Sales and maturities (excluding U.S. government securities)...     368,254      65,473      303,196       412,571
Purchases of U.S. government securities.......................          --      10,983      189,639       110,489
Sales and maturities of U.S. government securities............          --      13,119      187,106       298,074

     A summary of the Funds' direct transactions in Select Funds for the year ended October 31, 2009 is set forth below (in thousands):

                                          OCTOBER 31, 2008                           OCTOBER 31, 2009
                          AFFILIATE     SHARES/MARKET VALUE   PURCHASES    SALES   SHARES/MARKET VALUE
                       --------------   -------------------   ---------   ------   -------------------
High Yield Bond.....   MM Select Fund         $5,762             $--      $5,762          $--
Enhanced Income.....   MM Select Fund          3,057              --       3,057           --
Intermediate Bond...   MM Select Fund          7,368              --       7,368           --
Short-Term Bond.....   MM Select Fund          1,241              --       1,241           --

5. SECURITIES LENDING

     On May 19, 2009 the Enhanced Income, Intermediate Bond, and Short-Term Bond Funds terminated their security lending program. Prior to that the Funds, the Agent, and the Manager retained 75%, 15%, and 10%, respectively, of the income generated from the securities lending, as stated on the Statements of Operations.

6. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

YEAR ENDED OCTOBER 31, 2009

                                         INSTITUTIONAL CLASS     INVESTOR CLASS         AMR CLASS
                                         -------------------   -----------------   -------------------
HIGH YIELD BOND FUND                      SHARES     AMOUNT    SHARES    AMOUNT     SHARES     AMOUNT
--------------------                     --------   --------   ------   --------   -------   ---------
Shares sold ..........................     4,158     $27,998   16,984   $119,477    20,142   $ 150,035
Reinvestment of dividends ............       601       4,158      626      4,738     1,177       8,706
Shares redeemed ......................    (8,324)    (58,240)  (8,898)   (65,269)  (16,820)   (131,893)
                                          ------    --------   ------   --------   -------   ---------
Net increase (decrease) in shares
   outstanding .......................    (3,565)   $(26,084)   8,712   $ 58,946     4,499   $  26,848
                                          ======    ========   ======   ========   =======   =========

                                            INVESTOR CLASS
                                         -------------------
ENHANCED INCOME FUND                      SHARES     AMOUNT
--------------------                     --------   --------
Shares sold ..........................     2,591    $ 24,626
Reinvestment of dividends ............       393       3,745
Shares redeemed ......................    (5,256)    (48,782)
                                          ------    --------
Net (decrease) in shares outstanding..    (2,272)   $(20,411)
                                          ======    ========

                                         INSTITUTIONAL CLASS    INVESTOR CLASS
                                         -------------------   -----------------
INTERMEDIATE BOND FUND                    SHARES     AMOUNT    SHARES    AMOUNT
----------------------                   --------  ---------   ------   --------
Shares sold ..........................    14,857   $ 152,046     213     $2,222
Reinvestment of dividends ............       850       8,774       2         23
Shares redeemed ......................   (11,318)   (115,800)     (8)       (84)
                                         -------   ---------     ---     ------
Net increase in shares outstanding ...     4,389   $  45,020     207     $2,161
                                         =======   =========     ===     ======

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

                                         INSTITUTIONAL CLASS    INVESTOR CLASS
                                         -------------------   -----------------
SHORT-TERM BOND FUND                      SHARES      AMOUNT   SHARES    AMOUNT
--------------------                     --------  ---------   ------  ---------
Shares sold ..........................     4,547   $  39,495    6,121   $ 53,499
Reinvestment of dividends ............       827       7,178       59        518
Shares redeemed ......................   (21,058)   (182,876)  (3,640)   (31,902)
                                         -------   ---------   ------   --------
Net increase (decrease) in shares
   outstanding .......................   (15,684)  $(136,203)   2,540   $ 22,115
                                         =======   =========   ======   ========

PERIOD ENDED OCTOBER 31, 2008

                                         INSTITUTIONAL CLASS     INVESTOR CLASS        AMR CLASS
                                         -------------------   -----------------   ------------------
HIGH YIELD BOND FUND                      SHARES     AMOUNT    SHARES    AMOUNT     SHARES    AMOUNT
--------------------                     --------   --------   ------   --------   -------   --------
Shares sold ..........................     3,029    $ 28,128    2,332   $ 21,959     2,416   $ 22,523
Reinvestment of dividends ............       645       5,835      193      1,751       639      5,778
Shares redeemed ......................    (5,867)    (54,359)  (3,309)   (31,075)   (4,693)   (43,303)
                                          ------    --------   ------   --------    ------   --------
Net (decrease) in shares outstanding..    (2,193)   $(20,396)    (784)  $ (7,365)   (1,638)  $(15,002)
                                          ======    ========   ======   ========    ======   ========


                                           INVESTOR CLASS
                                         -------------------
ENHANCED INCOME FUND                      SHARES     AMOUNT
--------------------                     --------   --------
Shares sold ..........................     8,011    $ 79,277
Reinvestment of dividends ............       714       7,127
Shares redeemed ......................    (6,812)    (67,105)
                                          ------    --------
Net increase in shares outstanding ...     1,913    $ 19,299
                                          ======    ========

                                         INSTITUTIONAL CLASS
                                         -------------------
INTERMEDIATE BOND FUND                    SHARES     AMOUNT
----------------------                   --------   --------
Shares sold ..........................    10,030    $103,092
Reinvestment of dividends ............       695       7,052
Shares redeemed ......................    (6,232)    (63,295)
                                          ------    --------
Net increase in shares outstanding ...     4,493    $ 46,849
                                          ======    ========

                                         INSTITUTIONAL CLASS     INVESTOR CLASS
                                         -------------------   -----------------
SHORT-TERM BOND FUND                      SHARES    AMOUNT     SHARES    AMOUNT
--------------------                     --------  ---------   ------   --------
Shares sold ..........................    22,147   $ 193,487     816     $ 7,146
Reinvestment of dividends ............       696       6,082      17         154
Shares redeemed ......................    (3,197)    (27,969)   (271)     (2,372)
                                          ------   ---------    ----     -------
Net increase in shares outstanding ...    19,646   $ 171,600     562     $ 4,928
                                          ======   =========    ====     =======

7. SUBSEQUENT EVENTS

     In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 23, 2009, for potential recognition or disclosure in these financial statements.

AMERICAN BEACON HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                               Institutional Class
                                                               --------------------------------------------------
                                                                             Year Ended October 31,
                                                               --------------------------------------------------
                                                                 2009    2008(A)     2007      2006(B)     2005
                                                               -------   -------   --------   --------   --------
Net asset value, beginning of period .......................   $  6.77   $ 10.11   $  10.20   $  10.22   $  10.86
                                                               -------   -------   --------   --------   --------
Income from investment operations:
   Net investment income ...................................      0.79      0.78       0.77      0 .88       0.76
   Net gains (losses) on securities (both realized and
      unrealized) ..........................................      1.66     (3.34)     (0.09)      0.09      (0.84)
                                                               -------   -------   --------   --------   --------
Total income (loss) from investment operations .............      2.45     (2.56)      0.68       0.97      (0.08)
                                                               -------   -------   --------   --------   --------
Less distributions:
   Dividends from net investment income ....................     (0.80)    (0.78)     (0.77)     (0.88)     (0.76)
   Distributions from net realized gains on securities .....        --        --         --      (0.11)      0.20
                                                               -------   -------   --------   --------   --------
Total distributions ........................................     (0.80)    (0.78)     (0.77)     (0.99)     (0.56)
                                                               -------   -------   --------   --------   --------
Net asset value, end of period .............................   $  8.42   $  6.77   $  10.11   $  10.20   $  10.22
                                                               =======   =======   ========   ========   ========
Total return ...............................................     39.06%   (27.03)%     6.85%      8.78%      3.03%
                                                               =======   =======   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................   $47,254   $62,138   $114,911   $231,693   $216,744
   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................      0.79%     0.85%      0.85%      0.85%      0.84%
   Expenses, before waivers ................................      0.79%     0.85%      0.86%      0.85%      0.84%
   Net investment income, net of waivers ...................     11.46%     8.38%      7.55%      7.55%      7.24%
   Net investment income, before waivers ...................     11.46%     8.38%      7.54%      7.55%      7.24%
   Portfolio turnover rate .................................       212%      157%        92%        88%       128%

                                                                                  Investor Class
                                                                -------------------------------------------------
                                                                              Year Ended October 31,
                                                                -------------------------------------------------
                                                                  2009     2008(A)     2007    2006(B)     2005
                                                                -------   --------   -------   -------   --------
Net asset value, beginning of period .......................    $  6.77   $ 10.11    $ 10.21   $ 10.22   $  10.87
                                                                -------   -------    -------   -------   --------
Income from investment operations:
   Net investment income ...................................       0.78      0.75       0.75      0.85       0.74
   Net gains (losses) on securities (both realized and
      unrealized) ..........................................       1.65     (3.34)     (0.10)     0.10      (0.85)
                                                                -------   -------    -------   -------   --------
Total income (loss) from investment operations .............       2.43     (2.59)      0.65      0.95      (0.11)
                                                                -------   -------    -------   -------   --------
Less distributions:
   Dividends from net investment income ....................      (0.78)    (0.75)     (0.75)    (0.85)     (0.74)
   Distributions from net realized gains on securities .....         --        --         --     (0.11)      0.20
                                                                -------   -------    -------   -------   --------
Total distributions ........................................      (0.78)    (0.75)     (0.75)    (0.96)     (0.54)
                                                                -------   -------    -------   -------   --------
Net asset value, end of period .............................    $  8.42   $  6.77    $ 10.11   $ 10.21   $  10.22
                                                                =======   =======    =======   =======   ========
Total return ...............................................      38.70%   (27.24)%     6.52%     8.63%      2.69%
                                                                =======   =======    =======   =======   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................    $90,736   $13,949    $28,758   $80,284   $120,360
   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................       1.01%     1.10%      1.08%     1.08%      1.08%
   Expenses, before waivers ................................       1.01%     1.10%      1.08%     1.08%      1.08%
   Net investment income, net of waivers ...................       9.36%     8.06%      7.32%     7.33%      7.00%
   Net investment income, before waivers ...................       9.36%     8.06%      7.32%     7.33%      7.00%
   Portfolio turnover rate .................................        212%      157%        92%       88%       128%

                                                                          AMR Class
                                                                -----------------------------
                                                                    Year Ended      September
                                                                   October 31,         4 to
                                                                -----------------    October
                                                                  2009    2008(A)   31, 2007
                                                                -------   -------   ---------
Net asset value, beginning of period .......................    $  6.77   $ 10.11   $  9.94
                                                                -------   -------   -------
Income from investment operations:
   Net investment income ...................................       0.81      0.80      0.12
   Net gains (losses) on securities (both realized and
      unrealized) ..........................................       1.65     (3.34)     0.17
                                                                -------   -------   -------
Total income (loss) from investment operations .............       2.46     (2.54)     0.29
                                                                -------   -------   -------
Less distributions:
   Dividends from net investment income ....................      (0.81)    (0.80)    (0.12)
   Distributions from net realized gains on securities .....         --        --        --
                                                                -------   -------   -------
Total distributions ........................................      (0.81)    (0.80)    (0.12)
                                                                -------   -------   -------
Net asset value, end of period .............................    $  8.42   $  6.77   $ 10.11
                                                                =======   =======   =======
Total return ...............................................      39.41%   (26.84)%    2.94%(C)
                                                                =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................    $92,659   $44,060   $82,322
   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................       0.53%     0.58%     0.61%(D)
   Expenses, before waivers ................................       0.53%     0.58%     0.61%(D)
   Net investment income, net of waivers ...................      10.34%     8.64%     7.54%(D)
   Net investment income, before waivers ...................      10.34%     8.64%     7.54%(D)
   Portfolio turnover rate .................................        212%      157%       92%(E)

(A) On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.

(B) Franklin Advisers, Inc. was added as an investment advisor to the High Yield Bond Fund on September 12, 2006.

(C)  Not annualized.

(D)  Annualized.

(E) Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

AMERICAN BEACON ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                 Investor Class
                                                               ---------------------------------------------------
                                                                              Year Ended October 31,
                                                               ---------------------------------------------------
                                                                 2009       2008       2007      2006       2005
                                                               -------    --------   -------   --------   --------
Net asset value, beginning of period .......................   $  8.80    $  10.50   $ 10.25   $   9.98   $  10.16
                                                               -------    --------   -------   --------   --------
Income from investment operations:
   Net investment income ...................................      0.32        0.41      0.36       0.33       0.29
   Net gains (losses) on securities (both realized and
      unrealized) ..........................................      1.53       (1.39)     0.32       0.29      (0.16)
                                                               -------    --------   -------   --------   --------
Total income (loss) from investment operations .............      1.85       (0.98)     0.68       0.62       0.13
                                                               -------    --------   -------   --------   --------
Less distributions:
   Dividends from net investment income ....................     (0.40)      (0.49)    (0.42)     (0.35)     (0.31)
   Distributions from net realized gains on securities .....        --       (0.23)    (0.01)        --         --
   Return of capital .......................................      0.00(A)       --        --         --         --
                                                               -------    --------   -------   --------   --------
Total distributions ........................................     (0.40)      (0.72)    (0.43)     (0.35)     (0.31)
                                                               -------    --------   -------   --------   --------
Net asset value, end of period .............................   $ 10.25    $   8.80   $ 10.50   $  10.25   $   9.98
                                                               =======    ========   =======   ========   ========
Total return ...............................................     21.50%     (10.02)%    6.75%      6.36%      1.32%
                                                               =======    ========   =======   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................   $93,727    $100,469   $99,789   $125,915   $112,341
   Ratios to average net assets (annualized):
   Expenses ................................................      1.01%       0.92%     0.94%      0.93%      0.92%
   Net investment income ...................................      3.86%       3.64%     3.69%      3.21%      2.79%
   Portfolio turnover rate .................................        53%         76%      103%        65%        41%

(A) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share..

AMERICAN BEACON INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  Institutional Class (formerly AMR Class prior        Investor
                                                                                    to 3/1/05)                          Class
                                                               ---------------------------------------------------   -----------
                                                                              Year Ended October 31,                  March 2 to
                                                               ---------------------------------------------------   October 31,
                                                                 2009       2008       2007       2006     2005(A)       2009
                                                               --------   --------   --------   -------   --------   -----------
Net asset value, beginning of period .......................   $   9.61   $  10.10   $  10.02   $ 10.01   $  10.33   $ 10.14
                                                               --------   --------   --------   -------   --------   -------
Income from investment operations:
   Net investment income ...................................       0.46       0.50       0.50      0.46       0.42      0.27
   Net gains (losses) on securities (both realized and
      unrealized) ..........................................       1.07      (0.51)      0.07      0.02      (0.29)     0.54
                                                               --------   --------   --------   -------   --------   -------
Total income (loss) from investment operations .............       1.53      (0.01)      0.57      0.48       0.13      0.81
                                                               --------   --------   --------   -------   --------   -------
Less distributions:
   Dividends from net investment income ....................      (0.45)     (0.48)     (0.49)    (0.47)     (0.45)    (0.27)
   Distributions from net realized gains on securities .....         --         --         --        --         --        --
                                                               --------   --------   --------   -------   --------   -------
Total distributions ........................................      (0.45)     (0.48)     (0.49)    (0.47)     (0.45)    (0.27)
                                                               --------   --------   --------   -------   --------   -------
Net asset value, end of period .............................   $  10.69   $   9.61   $  10.10   $ 10.02   $  10.01   $ 10.68
                                                               ========   ========   ========   =======   ========   =======
Total return ...............................................      16.17%     (0.26)%     5.83%     4.96%      1.26%     8.05%(B)
                                                               ========   ========   ========   =======   ========   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................   $210,983   $147,634   $109,674   $97,319   $ 93,270   $ 2,213
   Ratios to average net assets (annualized):
   Expenses, net of waivers ................................       0.32%      0.30%      0.34%     0.35%      0.31%     0.81%(C)
   Expenses, before waivers ................................       0.32%      0.30%      0.34%     0.35%      0.31%     1.22%(C)
   Net investment income, net of waivers ...................       4.32%      4.70%      4.86%     4.64%      4.12%     3.74%(C)
   Net investment income, before waivers ...................       4.31%      4.70%      4.86%     4.64%      4.12%     3.33%(C)
   Portfolio turnover rate .................................        157%       105%        85%      122%       119%      157%(D)

(A) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(B)  Not annualized.

(C)  Annualized.

(D) Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

AMERICAN BEACON SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                              Institutional Class                               Investor Class
                                             Year Ended October 31                          Year Ended October 31,
                               ------------------------------------------------- -------------------------------------------
                                  2009       2008       2007      2006    2005(A)   2009     2008     2007     2006    2005
                               ---------- ---------- --------- --------- ------- --------- -------- -------- -------- ------
Net asset value,
   beginning of period ....... $   8.58   $   8.79   $  8.74   $  8.75   $  9.07 $  8.59   $ 8.81   $ 8.76   $ 8.77   $ 9.09
                               --------   --------   -------   -------   ------- -------   ------   ------   ------   ------
Income from investment
   operations:
   Net investment income
      (loss) .................     0.22(B)    0.35(B)   0.39(B)   0.32(B)   0.29    0.20(B)  0.29(B)  0.35(B)  0.27(B)  0.28
   Net gains (losses) on
      securities (both
         realized and
         unrealized) .........     0.33      (0.15)     0.09      0.07     (0.20)   0.34    (0.15)    0.09     0.07    (0.24)
                               --------   --------   -------   -------   ------- -------   ------   ------   ------   ------
Total income from investment
   operations ................     0.55       0.20      0.48      0.39      0.09    0.54     0.14     0.44     0.34     0.04
                               --------   --------   -------   -------   ------- -------   ------   ------   ------   ------
Less distributions:
   Dividends from net
       investment income .....    (0.30)     (0.41)    (0.43)    (0.40)    (0.41)  (0.29)   (0.36)   (0.39)   (0.35)   (0.36)
   Distributions from net
      realized gains on
      securities                     --         --        --        --        --      --       --       --       --       --
                               --------   --------   -------   -------   ------- -------   ------   ------   ------   ------
Total distributions ..........    (0.30)     (0.41)    (0.43)    (0.40)    (0.41)  (0.29)   (0.36)   (0.39)   (0.35)   (0.36)
                               --------   --------   -------   -------   ------- -------   ------   ------   ------   ------
Net asset value, end of
   period .................... $   8.83   $   8.58   $  8.79   $  8.74   $  8.75 $  8.84   $ 8.59   $ 8.81   $ 8.76   $ 8.77
                               ========   ========   =======   =======   ======= =======   ======   ======   ======   ======
Total return .................     6.56%      2.21%     5.61%     4.56%     1.00%   6.34%    1.54%    5.08%    4.01%    0.46%
                               ========   ========   =======   =======   ======= =======   ======   ======   ======   ======
Ratios and supplemental data:
   Net assets, end of
      period (in thousands) .. $124,791   $255,725   $89,427   $73,417   $79,683 $30,402   $7,733   $2,976   $7,189   $8,582
   Ratios to average net
      assets (annualized):
   Expenses, net of
      waivers ................     0.33%      0.31%     0.37%     0.35%     0.33%   0.54%    0.85%    0.87%    0.88%    0.87%
   Expenses, before
      waivers ................     0.33%      0.31%     0.37%     0.35%     0.33%   0.85%    0.88%    0.98%    0.90%    0.94%
   Net investment income,
      net of waivers .........     2.62%      3.75%     4.48%     3.64%     3.15%   2.20%    3.19%    3.91%    3.10%    2.59%
   Net investment income,
      before waivers .........     2.61%      3.75%     4.48%     3.64%     3.15%   1.89%    3.16%    3.81%    3.08%    2.52%
   Portfolio turnover rate ...      140%        21%       40%       48%       38%    140%      21%      40%      48%      38%

(A) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(B) For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     -    information we receive from you on applications or other forms;

     -    information about your transactions with us or our service providers;
          and

     -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION (UNAUDITED)

     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2009, which is designated as qualifying for the dividends-received deduction, is as follows:

Enhanced Income Fund   2.60%

     For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2009, which is designated as qualified dividends income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

Enhanced Income Fund   3.28%

Shareholders will receive notification in January 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

                      This page intentionally left blank.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS
(UNAUDITED)

     At its May 27, 2009 meeting, the Board of Trustees ("Board") considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds ("Beacon Trust") (the "Funds") and each Investment Advisory Agreement between the Manager and a subadvisor ("Investment Advisory Agreements" and collectively with the Management Agreement, the "Agreements"). In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

     In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 13, 2009 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     In connection with the Board's consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - a description of any payments by the subadvisors to the manager to support the Funds' marketing efforts;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Funds;

     - a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment and, as applicable, information regarding the firm's decline in assets under management from January 1, 2008 through March 31, 2009;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     - a description of trade allocation procedures among accounts managed by the firm;

     - a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

     - a certification by the firm regarding the reasonable design of its compliance program;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of any revenue sharing activities with respect to the Funds;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared:
(i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 13, 2009 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 27, 2009 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

     In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 27, 2009 meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

     Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios.

     With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

     Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's performance appears below under "Additional Considerations and Conclusions with Respect to Each Fund."

     Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Beacon Trust, stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a "Feeder Fund"), the Fund will not pay the Manager a management fee. The index series of the Funds also operate under a master-feeder structure, but each of these series invests in a master portfolio that is not managed by the Manager. As such, the Board considered that the Manager does not receive a management fee with respect to the International Equity Index, S&P 500 Index, or Small Cap Index Funds. With respect to the Short-Term Bond Fund, the Board also considered the Manager's advisory fees for services provided by the Manager to institutional separate accounts with similar investment strategies. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

     The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to discontinue the expense waivers and reimbursements for certain classes of the Funds that were closing or maintained competitive expense ratios without such expense waivers. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

     In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

     Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to Each Fund."

     Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager's representation that Fund assets have decreased significantly primarily due to market depreciation in 2008 and the first quarter of 2009, as well as significant share redemptions from the Money Market Funds and the inability of certain competitor money market funds' to maintain positive yields, causing mass redemptions in money market funds

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

throughout the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

     Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager's relationship with the Funds continues to be a significant factor in attracting separate account assets for the Manager, noting specifically the Manager's utilization of the Large Cap Value Fund model for a newly registered actively managed exchange traded fund managed by the Manager. In addition, the Board noted that the Manager provides services to each Trust at a relatively low cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31.

     Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

     Except for the Short-Term Bond Fund, the performance comparisons below were made versus each Fund's Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Additional Considerations and Conclusions with Respect to the Enhanced Income
Fund

     In considering the renewal of the Management Agreement for the Enhanced Income Fund, the Trustees considered the following additional factors: (1) the Enhanced Income Fund's unique investment strategy as compared to other funds in its peer universe and the impact of such strategy on peer performance and expense ratio comparisons; (2) the Fund underperformed the peer universe median for the one-, and three-year periods, but outperformed for the five-year period ended March 31, 2009; (3) management's analysis regarding the rationale for the underperformance of the Enhanced Income Fund; (4) the Manager outperformed the peer universe median with respect to its allocated portion of the Fund's assets for the one-, three, and five-year periods; and (5) the expense ratio of the Fund ranked worse than the median of its Lipper expense universe.

     In considering the renewal of the Investment Advisory Agreement with Calamos Advisors LLC ("Calamos"), the Trustees considered the following additional factors: (1) Calamos underperformed the peer universe median for the one-, three- and five- year periods, but outperformed the Merrill Lynch All U.S. Convertibles Index for the one-, three-, and five-year periods ended March 31, 2009; (2) management's analysis regarding the rationale for Calamos' underperformance; (3) that management will continue to monitor, and the Board or its Investment Committee will periodically review, Calamos' investment performance with respect to its allocated portion of the Enhanced Income Fund's asset; (4) Calamos' representation that it does not manage other accounts comparable to the Fund; and (5) the Manager's recommendation to continue to retain Calamos.

     Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and Calamos under the Agreements are fair and reasonable, (2) determined that the Enhanced Income Fund and its shareholders would benefit from the Manager's and Calamos' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Enhanced Income Fund.

Additional Considerations and Conclusions with Respect to the High Yield Bond
Fund

     In considering the renewal of the Management Agreement for the High Yield Bond Fund, the Trustees considered the following additional factors: (1) the High Yield Bond Fund underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2009; (2) management's analysis regarding the rationale for the underperformance of the High Yield Bond Fund;
(3) the relatively short tenure of the two subadvisors (Franklin Advisors, Inc. ("Franklin") was hired in mid-September 2006 and Logan Circle Partners, L.P. ("Logan Circle") was hired mid-May 2008); and (4) the expense ratio of the Institutional Class of Fund shares ranked worse than the median of its Lipper expense universe. In this regard, the Board noted that management expects the High Yield Bond Fund's expense ratio to decline because the newly approved investment advisor, Logan Circle, charges a lower fee rate.

     In considering the renewal of the Investment Advisory Agreement with Franklin Advisors, Inc. ("Franklin") and Logan Circle, the Trustees considered the following additional factors: (1) Franklin outperformed the peer universe median for the one- and two-year periods ended March 31, 2009; (2) Logan Circle was added as a subadvisor in May 2008 and therefore does not have performance of greater than one year, however it outperformed the peer universe median for the one-quarter period ended March 31, 2009; (3) each of the Fund's subadvisors has informed the Manager that it does not use Fund commissions to obtain proprietary or third-party soft dollars research; (4) each of the Fund's subadvisors has indicated that it does not charge lower advisory fees to other clients for which it provides comparable services; and (5) the Manager's recommendation to continue to retain each subadvisor.

     Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the High Yield Bond Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the High Yield Bond Fund.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Additional Considerations and Conclusions with Respect to the Intermediate Bond Fund

     In considering the renewal of the Management Agreement for the Intermediate Bond Fund, the Trustees considered the following additional factors: (1) the Intermediate Bond Fund outperformed the peer universe median for the one-, three- five- and ten-year periods ended March 31, 2009; (2) the Manager outperformed the universe peer median with respect to its allocated portion of the Fund's assets for the one-, three-, five- and ten-year periods ended March 31, 2009; and (3) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

     In considering the renewal of the Investment Advisory Agreement with Barrow, the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median with respect to its allocated portion of the Fund's assets for the one-, three-, five- and ten-year periods ended March 31, 2009; (2) Barrow has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and Barrow's other clients; (3) Barrow has indicated that it does not charge lower advisory fees to other clients for which it provides comparable services; and
(4) the Manager's recommendation to continue to retain Barrow.

     Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and Barrow under the Agreements are fair and reasonable, (2) determined that the Intermediate Bond Fund and its shareholders would benefit from the Manager's and Barrow's continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Intermediate Bond Fund.

Additional Considerations and Conclusions with Respect to the Short-Term Bond
Fund

     In considering the renewal of the Management Agreement for the Short-Term Bond Fund, the Trustees considered the following additional factors: (1) the Short-Term Bond Fund outperformed its benchmark index for the one-, three-, five- and ten-year periods for the period ended March 31, 2009; (2) the Short-Term Bond Fund outperformed the Lipper Index for all reported periods ended March 31, 2009; and (3) the expense ratio of the Institutional Class of Fund shares was ranked better than the median of its Lipper expense universe.

     Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable,
(2) determined that the Short-Term Bond Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Short-Term Bond Fund.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees nineteen funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS        WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
  ---------------------     -------------------   ------------------------------------------------------------
INTERESTED TRUSTEES                Term

                             Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

Alan D. Feld** (72)          Trustee since 1996   Sole Shareholder of a professional corporation which is a
                                                  Partner in the law firm of Akin, Gump, Strauss, Hauer &
                                                  Feld, LLP (1960-Present); Director, Clear Channel
                                                  Communications (1984-Present); Trustee, CenterPoint
                                                  Properties (1994-2006); Member, Board of Trustees, Southern
                                                  Methodist University ; Member, Board of Visitors, M.D.
                                                  Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital;
                                                  Trustee, American Beacon Mileage Funds (1996-present);
                                                  Trustee, American Beacon Select Funds (1996-present);
                                                  Trustee, American Beacon Master Trust Funds (1996-present).

NON-INTERESTED TRUSTEES             Term

                             Lifetime of Trust
                               until removal,
                               resignation or
                                retirement*

W. Humphrey Bogart (65)      Trustee since 2004   Board Member, Baylor University Medical Center Foundation
                                                  (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica
                                                  Trust Company, NA (1996-1997); President and CEO, Fidelity
                                                  Investments Southwest Company (1983-1995); Senior Vice
                                                  President of Regional Centers, Fidelity Investments
                                                  (1988-1995); Trustee, American Beacon Mileage Funds
                                                  (2004-present); Trustee, American Beacon Select Funds
                                                  (2004-present); Trustee, American Beacon Master Trust Funds
                                                  (2004-present).

Brenda A. Cline (49)         Trustee since 2004   Executive Vice President, Chief Financial Officer, Treasurer
                                                  and Secretary, Kimbell Art Foundation (1993-Present);
                                                  Trustee, Texas Christian University (1998-Present); Trustee,
                                                  W.I. Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                  Foundation) (2001-2006); Director, Christian Church
                                                  Foundation (1999-2007); Trustee, American Beacon Mileage
                                                  Funds (2004-present); Trustee, American Beacon Select Funds
                                                  (2004-present); Trustee, American Beacon Master Trust Funds
                                                  (2004-present).

Eugene J. Duffy (55)         Trustee since 2008   Principal and Executive Vice President, Paradigm Asset
                                                  Management (1994-Present); Director, Sunrise Bank of Atlanta
                                                  (2008-Present); Chairman, Special Contributions Fund Board
                                                  of Trustees, National Association for the Advancement of
                                                  Colored People (2007-Present); Trustee, National Association
                                                  for the Advancement of Colored People (2000-Present); Board
                                                  of Visitors, Emory University (2006-Present); Trustee,
                                                  Atlanta Botanical Garden (2006-Present); Board Member,
                                                  Willie L. Brown Jr. Institute on Politics and Public Service
                                                  (2001-Present); Chair, National Association of Securities
                                                  Professionals (2000-2002); Deputy Chief Administrative
                                                  Officer, City of Atlanta (1985-1990); Trustee, American
                                                  Beacon Mileage Funds (2008-present); Trustee, American
                                                  Beacon Select Funds (2008-present); Trustee, American Beacon
                                                  Master Trust Funds (2008-present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS        WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
  ---------------------     -------------------   ------------------------------------------------------------
Thomas M. Dunning (66)       Trustee since 2008   Consultant, (2008-Present); Chairman (2003-2008) and Chief
                                                  Executive Officer (2003-2007), Lockton Dunning Benefits
                                                  (consulting firm in employee benefits); Director, Oncor
                                                  Electric Delivery Company LLC (2007-present); Advisory
                                                  Director, Comerica Texas (2003-present); Immediate Past
                                                  Chairman and Board Member, Dallas Citizens Council;
                                                  Director, Baylor Health Care System Foundation
                                                  (2007-present); State Vice Chair, State Fair of Texas; Board
                                                  Member, Southwestern Medical Foundation (1994-present);
                                                  Trustee, American Beacon Mileage Funds (2008-present);
                                                  Trustee, American Beacon Select Funds (2008-present);
                                                  Trustee, American Beacon Master Trust Funds (2008-present).

Richard A. Massman (66)      Trustee since 2004   Consultant and General Counsel Emeritus (2009-Present),
                            Chairman since 2008   Senior Vice President and General Counsel, Hunt
                                                  Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (1994-2009).
                                                  Chairman (2007-Present) and Director (2005-Present), The
                                                  Dallas Opera Foundation; Chairman (2006-Present) and
                                                  Director (2005-Present), Temple Emanu-El Foundation;
                                                  Trustee, Presbyterian Hospital Foundation (2006-Present);
                                                  Trustee, American Beacon Mileage Funds (2004-present);
                                                  Trustee, American Beacon Select Funds (2004-present);
                                                  Trustee, American Beacon Master Trust Funds (2004-present).

R. Gerald Turner (64)        Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                          Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                          Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                               Preferred Capital Corp. (2001-2003); Director, Kronus
                                                  Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                  Director, First Broadcasting Investment Partners, LLC
                                                  (2003-2007); Member, Salvation Army of Dallas Board of
                                                  Directors; Member, Methodist Hospital Advisory Board;
                                                  Co-Chair, Knight Commission on Intercollegiate Athletics;
                                                  Trustee, American Beacon Mileage Funds (2001-present);
                                                  Trustee, American Beacon Select Funds (2001-present);
                                                  Trustee, American Beacon Master Trust Funds (2001-present).

Paul J. Zucconi,CPA (68)     Trustee since 2008   Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director,
                                                  Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director,
                                                  Torchmark Corporation (life and health insurance products)
                                                  (2002-present); Director, National Kidney Foundation of
                                                  North Texas (2003-Present); Director, Dallas Chapter of
                                                  National Association of Corporate Directors (2004-Present);
                                                  Partner, KPMG (1976-2001); Trustee, American Beacon Mileage
                                                  Funds (2008-present); Trustee, American Beacon Select Funds
                                                  (2008-present); Trustee, American Beacon Master Trust Funds
                                                  (2008-present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

OFFICERS

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS        WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
  ---------------------     -------------------   ------------------------------------------------------------
                                    TERM
                                  One Year

William F. Quinn** (61)        Executive Vice     Executive Chairman (2009-Present), Chairman (2006-2009) and
                               President from     CEO (2006-2007), President (1986-2006) and Director
                              2007 to 2008 and    (2003-Present), American Beacon Advisors, Inc.; Chairman
                              2009 to Present     (1989-2003) and Director (1979-1989, 2003-Present), American
                               President from     Airlines Federal Credit Union; Director, Hicks Acquisition
                                1987 to 2007      I, Inc. (2007-2009); Director, Crescent Real Estate
                              and 2008 to 2009    Equities, Inc.(1994-2007); Director, Pritchard, Hubble &
                                Trustee from      Herr, LLC (investment advisor) (2001-2006); Director of
                                1987 to 2008      Investment Committee, Southern Methodist University
                                                  Endowment Fund (1996-Present); Member, Southern Methodist
                                                  University Cox School of Business Advisory Board
                                                  (1999-2002); Member, New York Stock Exchange Pension Manager
                                                  Committee (1997-1998, 2000-2002, 2006-Present); Chairman
                                                  (2007-Present) and Vice Chairman (2004-2007), Committee for
                                                  the Investment of Employee Benefits; Director, United Way of
                                                  Metropolitan Tarrant County (1988-2000, 2004-Present);
                                                  Trustee, American Beacon Mileage Funds (1995-2008); Trustee,
                                                  American Beacon Select Funds (1999-2008); Trustee, American
                                                  Beacon Master Trust (1995-2008).

Gene L. Needles, Jr. (54)    President 2009 to    President, CEO and Director (2009-Present), American Beacon
                                   Present        Advisors, Inc. President (November 2009-Present), Executive
                               Executive Vice     Vice President (May 2009-November 2009) of the American
                               President 2009     Beacon Funds, American Beacon Mileage Funds, American Beacon
                                                  Select Funds, and American Beacon Master Trust. President
                                                  (2008-2009), Touchstone Investments; President (2003-2007),
                                                  CEO (2004-2007), Managing Director of Sales (2002-2003),
                                                  National Sales Manager (1999-2002), and Regional Sales
                                                  Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (50)       VP, Secretary and    Vice President, Legal and Compliance, American Beacon
                                Chief Legal       Advisors, Inc. (2006-Present); Assistant General Counsel,
                             Officer since 2006   First Command Financial Planning, Inc. (2004-2006); Attorney
                                                  (1995-2004), Securities and Exchange Commission.

Brian E. Brett (49)            VP since 2004      Vice President, Director of Sales and Marketing, American
                                                  Beacon Advisors, Inc. (2004-Present); Regional Vice
                                                  President, Neuberger Berman, LLC (investment advisor)
                                                  (1996-2004).

Wyatt Crumpler (43)            VP since 2007      Vice President, Asset Management, American Beacon Advisors,
                                                  Inc. (2007-Present); Managing Director of Corporate
                                                  Accounting (2004-2007), Director of IT Strategy and Finance
                                                  (2002-2004), American Airlines, Inc.

Michael W. Fields (55)         VP since 1989      Vice President, Fixed Income Investments, American Beacon
                                                  Advisors, Inc. (1988-Present); Director American Beacon
                                                  Global Funds SPC (2002-present); Director, American Beacon
                                                  Global Funds plc (2007-2009).

Rebecca L. Harris (42)        Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                    1995          (1995-Present).

Christina E. Sears (38)       Chief Compliance    Chief Compliance Officer, American Beacon Advisors, Inc.
                             Officer since 2004   (2004-Present); Senior Compliance Analyst, American Beacon
                                 and Asst.        Advisors, Inc. (1998-2004).
                              Secretary since
                                    1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's and Master Trust's sub-advisors.

                             (AMERICAN BEACON LOGO)

DELIVERY OF DOCUMENTS

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                    (GRAPHIC)                                          (GRAPHIC)
                   BY E-MAIL:                                      ON THE INTERNET:
       american_beacon.funds@ambeacon.com          Visit our website at www.americanbeaconfunds.com

                    (GRAPHIC)                                          (GRAPHIC)
                  BY TELEPHONE:                                        BY MAIL:
       Institutional and Investor Classes                        American Beacon Funds
               Call (800) 658-5811                                  P.O. Box 219643
                 AMR Class(SM)                                Kansas City, MO 64121-9643
               Call (800) 345-2345

 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES      AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of Investments         A description of the policies and procedures the
provided in each semi-annual and annual report,    Fund uses to determine how to vote proxies
the Fund files a complete schedule of its          relating to portfolio securities is available in
portfolio holdings with the Securities and         the Fund's Statement of Additional Information,
Exchange Commission ("SEC") on Form N-Q as of      is available free of charge on the Fund's
the first and third fiscal quarters. The Fund's    website (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's website at    calling 1-800-967-9009 or by accessing the SEC's
www.sec.gov. The Forms N-Q may also be reviewed    website at www.sec.gov. The Fund's proxy voting
and copied at the SEC's Public Reference Room,     record for the most recent year ended June 30 is
450 Fifth Street, NW, Washington, DC 20549.        filed annually with the SEC on Form N-PX. The
Information regarding the operation of the SEC's   Fund's Forms N-PX are available on the SEC's
Public Reference Room may be obtained by calling   website at www.sec.gov. The Fund's proxy voting
1-800-SEC-0330. A complete schedule of the         record may also be obtained by calling
Fund's portfolio holdings is also available on     1-800-967-9009.
the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each
month.

FUND SERVICE PROVIDERS:

CUSTODIAN              TRANSFER AGENT         INDEPENDENT REGISTERED  DISTRIBUTOR
STATE STREET BANK AND  BOSTON FINANCIAL DATA  PUBLIC ACCOUNTING       FORESIDE FUND SERVICES
TRUST                  SERVICES               FIRM                    Portland, Maine
Boston, Massachusetts  Kansas City, Missouri  ERNST & YOUNG LLP
                                              Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Beacon Funds, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 10/09
                                                                        00071316

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                 ANNUAL REPORT

                                    (GRAPHIC)

OCTOBER 31, 2009

EQUITY FUNDS
BALANCED FUND
LARGE CAP GROWTH FUND
MID-CAP VALUE FUND

About American Beacon Advisors

     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents
--------
President's Message................................................            1
American Beacon Funds' Performance.................................            2
Market and Performance Overviews...................................         3-23

American Beacon Schedules of Investments
   Balanced Fund...................................................           12
   Large Cap Growth Fund...........................................           22
   Mid-Cap Value Fund..............................................           25

   Additional Information..........................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

(PHOTO OF GENE L. NEEDLES, JR.)

FELLOW SHAREHOLDERS,

     As an introduction to the Annual Report for the American Beacon Funds for the 12-month period ended October 31, 2009, please let me take a moment to tell you how pleased I am to have been serving as President and CEO of American Beacon Advisors since April 15, 2009. I consider it a privilege to hold this position, and I take its responsibilities quite seriously.

     I've enjoyed a long, successful career in the investment business, and I'm no stranger to the ups and downs that markets can deliver. As a fellow investor and shareholder, I experience these trends in much the same way you do. The majority of 2008 was difficult in many ways. However, when I took the helm at American Beacon, I already had many reasons to be optimistic about what might develop in 2009. As of October 31, 2009, my optimism has been largely confirmed.

     For example, for the one-year period (as of 10/31/09), the American Beacon Mid-Cap Value Fund-Institutional Class returned a robust 30.46%, and the American Beacon Balanced Fund - Institutional Class returned 16.64%. Of course, one year of performance doesn't tell the whole story, especially when you're investing for the long term. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

     Many of us have long-term goals, including retirement, driving our investment decisions. While this 12-month period began amid a frightening recessionary environment, we finished the year with increasing confidence that markets have begun to stabilize, that liquidity has returned to the debt markets and that equity markets have had a substantial recovery.

     I know as well as you do that maintaining a long-term perspective, employing a buy-and-hold philosophy (consistent with each Fund's objectives), and doing the right thing according to your risk tolerance and time horizon is not always easy. But the professionals at American Beacon are dedicated to working hard to help investors succeed.

     Just as you maintain a commitment to your goals--and to those who inspire you to create your goals--we maintain a strong commitment to due diligence and oversight. That commitment is one of the key reasons I am honored to serve as President and CEO, and am pleased to be able to share my enthusiasm about the path ahead with you.

     A financial advisor can be an important ally in creating investment success, so--as you review the enclosed annual report--please feel free to discuss your thoughts and concerns with a trusted advisor. And, as always, the professionals associated with the American Beacon Funds are grateful for the opportunity to serve you.

                                        Best Regards,


                                        /s/ Gene L. Needles, Jr.

                                        Gene L. Needles, Jr.
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2009 (UNAUDITED)

     The past 12-month period saw a great deal of volatility in equity markets. The first quarter of 2009 saw marginal improvements in U.S. housing, income and consumption data. The U.S. Treasury partnered with private investors to purchase toxic bank assets, which spurred a market rally late in the first quarter.

     Soon after his January inauguration, President Obama attempted to blunt the impact of the recession in the U.S. by signing an almost $800 billion economic stimulus package, introducing a sizable mortgage relief program and initiating stress tests for the nation's banks. Other stimulus packages were enacted worldwide, representing an unprecedented commitment from governments across the globe to stabilize the world's economies.

     While the markets behaved sluggishly at the beginning of the first quarter, they picked up speed following more encouraging data suggesting that the economy had begun to move from recession to recovery. The global equity market rally that began in early March and continued into May was one of the strongest rebounds since the Great Depression era. Toward the end of the second quarter, investors showed concern that the equity markets had moved too far ahead of economic realities. The sharp equity rally lost momentum, as equity markets pulled back modestly in June.

     During the third quarter, stronger-than-expected corporate earnings--combined with encouraging economic news--rekindled the rally to some degree. The United States announced that gross domestic product (GDP) contracted in the second quarter, but by a better-than-expected -1.0% (subsequently revised to -0.7%). Meanwhile, strong demand for automobiles, fueled by the U.S. Government's "Cash for Clunkers" program, produced the first signs of growth in the American manufacturing industry since January 2008. The third quarter of 2009 saw housing numbers improve, increased merger and acquisition activity, and evidence of capital markets normalization. In addition to stabilization, liquidity was a major contributor to market strength.

     Unfortunately, the domestic equity markets struggled with the effects of rising unemployment, a tight credit environment, and weakness in commercial real estate. Amid fears about job stability, the U.S. Consumer Confidence Index declined to 53.1 in September from 54.5 in August 2009. Although the pace of job losses slowed, total U.S. unemployment continued to rise in October 2009, along with credit default and delinquency rates.

     Third quarter corporate earnings results were mixed. Many companies were quick to downsize in response to reduced demand. Corporate profits exceeded reduced expectations due to cost cutting. It remains to be seen if increased corporate profitability ultimately leads to more hiring and, thus, increased consumer demand.

     This pattern of positive developments tempered with set-backs is typical of economic recoveries. Different types of economic activity require more time to be effective. Some uncertainty about what will drive the markets going forward remains, as the Federal Reserve Board (the Fed) may start to reverse and unwind the unprecedented levels of support provided to the U.S. economy. The magnitude of any consumer-led recovery remains difficult to gauge, as it is hard to distinguish between a traditional cyclical recovery and potentially artificial gains resulting from the U.S. Government's stimulus measures.

     As the Fed's plans become clearer, the market may favor companies with higher earnings and balance sheet quality. These companies with solid fundamentals may provide better upside potential than more speculative companies. It is unlikely that the lowest credit quality companies (without earnings or dividends) will remain market leaders, since there are many companies with excellent fundamentals selling for equally attractive prices.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     The Balanced Fund's Institutional Class returned 16.64% for the twelve months ended October 31, 2009, outperforming the 60% Russell 1000(R) Value/40% Barclays Capital Aggregate Index benchmark return of 9.20%, but trailing the Lipper Mixed-Asset Target Allocation Growth Funds Index return of 16.95%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/99 THROUGH 10/31/09

                            (PERFORMANCE GRAPH)

                                ANNUALIZED TOTAL RETURNS     VALUE OF
                                 PERIODS ENDED 10/31/09      $10,000
                              ---------------------------   10/31/99-
                              1 YEAR   5 YEARS   10 YEARS   10/31/09
                              ------   -------   --------   ---------
Institutional Class(1, 5)..   16.64%     2.82%     4.89%     $16,122
Investor Class(1, 5).......   16.29%     2.53%     4.62%     $15,706
Advisor Class(1, 2, 5).....   16.05%     2.27%     4.48%     $15,506
AMR Class(1, 5)............   16.95%     3.06%     5.16%     $16,547
Balanced Composite
  Index(3)................     9.20%     2.32%     3.87%     $14,619
Russell 1000 Value Index
  (4).....................     4.79%    -0.05%     1.70%     $11,838
Barclays Capital
  Aggregate Index(4)......    13.79%     5.05%     6.31%     $18,439
Lipper Mixed-Asset
  Target Allocation
  Growth Funds Index (4)..    16.95%     2.70%     3.38%     $13,935

(1.) The Investor and Advisor Classes were formerly known as the PlanAhead and Service Classes, respectively. Performance shown is historical and may not be indicative of future returns. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/99 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/99. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than actual returns shown for 2005.

(3.) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion.

(4.) The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index is a registered trade mark of Frank Russell Company. The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(5.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, Investor, Advisor and AMR Class shares was 0.57%, 0.91%, 1.08% and 0.32%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     During the twelve-month period, the Fund's assets on average were invested 55% in equities (including equitized cash) and 45% in fixed-income securities, ending the period with 62% in equities/equitized cash and 38% in fixed-income securities.

     The equity portion of the Fund (excluding equitized cash) returned 11.9%, outperforming the Russell 1000(R) Value Index (the "Index") return of 4.8%. The Fund's equities outperformed the Index as both stock selection and sector allocation generated excess returns. Good stock selection in the Industrials, Health Care, Materials, and Consumer Discretionary sectors contributed the most value relative to the Index. In the Industrials sector, Honeywell International (up 23.3%), Tyco International (up 51.7%), and 3M (up 18.4%) were a significant source of added value. The largest contributors to positive performance in the Health Care sector were Schering-Plough (up 89.8%), Merck (up 8.1%) and Eli Lilly (up 8.3%). Alcoa (up 59.1%) and Air Products & Chemicals (up 40.3%) had the largest impact on performance in the Materials sector. Strong performers in the Consumer Discretionary sector included Target (up 23.1%) and McDonald's (up 6.2% for the period the Fund owned

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

the security). The aforementioned positive returns were slightly offset by poor stock selection in the Information Technology sector where Hewlett Packard (up 21.6%) and CA (up 18.5%) had the largest negative impact.

     During the twelve-month period, a four times overweight in Information Technology, the best performing sector in the Index, and an underweight in Financials, the worst performing sector in the Index, added value to the Fund's relative returns through sector allocation. An overweight position in the Industrials sector slightly detracted value from performance.

     The fixed-income portion of the Fund returned 22.1% for the period, outperforming the Barclays Capital Aggregate Index (the "Barclays Index") return of 13.8%. The Fund's exposure to Agencies, Treasuries, and Corporates contributed to most of the superior performance during the twelve-month period. A near two times overweight in Corporates, the best performing sector in the Barclays Index, combined with superior security selection among Corporate issuers, ultimately accounted for a majority of the excess return.

     The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long term.

TOP TEN EQUITY HOLDINGS

                                                           % OF
                                                         EQUITIES
                                                         --------
ConocoPhillips........................................     2.3%
JPMorgan Chase & Co...................................     1.9%
Bank of America Corp..................................     1.6%
Wells Fargo & Co. ....................................     1.6%
Hewlett-Packard Co. ..................................     1.5%
International Business Machines Corp. ................     1.3%
Pfizer, Inc. .........................................     1.3%
Raytheon Co. .........................................     1.3%
Honeywell International, Inc. ........................     1.2%
Philip Morris International, Inc. ....................     1.2%

EQUITY SECTOR ALLOCATION

                                                           % OF
                                                         EQUITIES
                                                         --------
Financials............................................     21.4%
Industrials...........................................     15.5%
Information Technology................................     12.3%
Energy................................................     12.1%
Health Care...........................................     10.9%
Consumer Staples......................................      8.4%
Consumer Discretionary................................      7.6%
Utilities.............................................      5.4%
Telecommunication Services............................      3.4%
Materials.............................................      3.0%

FIXED-INCOME SECTOR ALLOCATION

                                                          % OF
                                                          FIXED
                                                         INCOME
                                                         ------
Corporate Bonds......................................     47.3%
Mortgage-Backed......................................     24.0%
Agency...............................................     15.4%
U.S. Treasury........................................     11.5%
Asset-Backed.........................................      1.8%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     The Institutional Class of the Large Cap Growth Fund returned 12.34% for the twelve months ended October 31, 2009, trailing both the Russell 1000(R) Growth Index (the "Index") return of 17.51% and the Lipper Large-Cap Growth Funds Index return of 16.91%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/09

                              (PERFORMANCE GRAPH)

*   Inception of Fund

                            ANNUALIZED TOTAL RETURNS
                              PERIODS ENDED 10/31/09
                           ----------------------------   VALUE OF
                                                SINCE      $10,000
                                                INCEP.    7/31/00-
                           1 YEAR   5 YEARS   (7/31/00)   10/31/09
                           ------   -------   ---------   --------
Institutional
  Class(1, 3) ..........   12.34%    -1.83%     -6.55%     $5,345
AMR Class(1, 3) ........   12.46%    -1.55%     -6.35%     $5,451
Russell 1000
  Growth  Index(2) .....   17.51%     1.27%     -5.22%     $6,092
Lipper Large-Cap
  Growth Funds
  Index(2) .............   16.91%     0.86%     -5.60%     $5,867

(1.) Performance shown is historical and may not be indicative of future returns. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2004. Performance prior to waiving the fees was lower than actual returns shown for periods since 2004.

(2.) The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional and AMR Class shares was 1.01% and 0.65%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index primarily due to stock selection, though sector allocation also detracted modestly from the Fund's relative returns. Most of the Fund's underperformance was attributed to poor security selection in the Health Care, Materials, Financials, Industrials, and Information Technology sectors. In the Health Care sector, Amgen (down 9.0%) and Schering Plough (up 41.1% for the period the Fund owned the security) detracted the most relative value. For the period the Fund owned the securities, Southern Copper (down 9.6%) and Monsanto (down 24.2%) had the largest negative impact in the Materials sector, while State Street (down 31.2%) and CME (down 20.8%) were the largest detractors in the Financials sector. In the Industrials sector, positions in General Dynamics (up 6.0%) and Emerson (down 22.6% for the period the Fund owned the security) hurt performance most. The Fund's holdings in the Information Technology sector that had the largest impact for the period the Fund owned the securities were IBM (up 22.2%) and Adobe Systems (down 12.3%).

     Overweight positions in the Health Care and Energy sectors detracted value relative to the Index, as did an underweight in Information Technology, the best performing sector in the Index. This was somewhat offset by being underweight in the Financials sector.

     Looking forward, the Fund's sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

TOP TEN HOLDINGS

                                            % OF
                                         NET ASSETS
                                         ----------
Apple Computer, Inc. ..................     3.0%
Cognizant Technology Solutions Corp. ..     2.6%
Hewlett-Packard Co.....................     2.5%
QUALCOMM, Inc. ........................     2.4%
Cisco Systems, Inc. ...................     2.2%
Google, Inc. ..........................     2.0%
priceline.com, Inc. ...................     2.0%
Medco Health Solutions, Inc. ..........     1.9%
Microsoft Corp. .......................     1.9%
Goldman Sachs Group, Inc. .............     1.8%

SECTOR ALLOCATION

                                           % OF
                                         EQUITIES
                                         --------
Information Technology................     32.6%
Industrials...........................     14.5%
Consumer Discretionary................     13.8%
Health Care...........................     13.3%
Financials............................     11.6%
Energy................................      7.6%
Materials.............................      2.4%
Consumer Staples......................      2.0%
Utilities.............................      1.7%
Telecommunication Services............      0.5%

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     The Institutional Class of the Mid-Cap Value Fund returned 30.46% for the twelve months ended October 31, 2009. The Fund outperformed the Russell Midcap(R) Value Index (the "Index") return of 14.52% and the Lipper Mid-Cap Value Funds Index return of 20.66%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 6/30/04* THROUGH 10/31/09

                              (PERFORMANCE GRAPH)

*    Inception of Fund

                         Annualized Total Returns
                           Periods Ended 10/31/09
                        ---------------------------   Value of
                                             Since     $10,000
                                             Incep.   6/30/04-
                        1 Year   5 Years   (6/30/04)  10/31/09
                        ------   -------   ---------  --------
Institutional
   Class(1, 3, 6) ...    30.46%    1.95%     2.34%    $11,311
Investor Class
   (1, 2, 6) ........    29.98%    1.74%     2.13%    $11,193
Advisor Class
   (1, 4, 6) ........    30.60%    1.78%     2.18%    $11,217
AMR Class (1, 6).....    30.56%    2.09%     2.47%    $11,391
Russell Midcap
   Value Index(5)....    14.52%    2.06%     2.69%    $11,522
Lipper Mid-Cap
   Value Funds
   Index(5) .........    20.66%    2.01%     1.99%    $11,112

(1.) The Investor and Advisor Classes were formerly known as the PlanAhead and Service Classes, respectively. Performance shown is historical and may not be indicative of future returns. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the AMR Class of the Fund was waived through 2005. Performance prior to waiving fees was lower than the actual returns shown for periods through 2005.

(2.) Fund performance for the five-year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 up to 3/1/06, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04. A portion of the fees charged to the Investor Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than actual returns shown since 2006.

(3.) Fund performance represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 6/30/04. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than actual returns shown since 2007.

(4.) Performance shown prior to the 6/29/07 inception of the Advisor Class is that of the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 6/29/07. Because the AMR, Institutional, and Investor Classes had lower expenses, their performance was better than the Advisor Class would have realized during the same period. A portion of the fees charged to the Advisor Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than the actual returns shown since 2007.

(5.) The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(6.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, Investor, Service, and AMR Class shares was 1.17%, 1.33%, 2.05%, and 0.83%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund outperformed the Index due to both stock selection and sector allocation.

     Holdings in the Financials, Information Technology, and Utilities sectors had the largest positive impact on performance through stock selection. In the Financials sector, Capital One (up 72.6% for the period the Fund owned the security), Delphi Financial Group (up 41.1%) and Conseco (up 180.1%) added the most value to the Fund's return relative to the Index. Motorola (up 67.0%) and Alcatel Lucent (up 45.4%) were the largest contributors in the Information Technology sector, as was PNM Resources (up 7.7% for the period the Fund owned the security) in the Utilities sector.

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     This excess performance, in the previously mentioned sectors, was slightly offset by poor security selection in the Health Care sector where Mednax (up 62.8% for the period the Fund owned the security) and Quest Diagnostics (up 20.6%) were the largest detractors.

     Significant overweight positions in the Consumer Discretionary, Information Technology, and Health Care sectors, the three best performing sectors in the Index, added value through sector allocation. An underweight in Financials, the worst performing sector in the Index, also generated excess returns.

     The sub-advisors' philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

TOP TEN HOLDINGS

                                           % OF
                                        NET ASSETS
                                        ----------
L-3 Communications Holdings, Inc. ...      2.5%
PNC Financial Services Group, Inc. ..      2.2%
Cardinal Health, Inc. ...............      2.0%
Fifth Third Bancorp. ................      1.9%
Capital One Financial Corp. .........      1.7%
Murphy Oil Corp. ....................      1.6%
Computer Sciences Corp. .............      1.5%
Stanley Works. ......................      1.5%
Spirit Aerosystems Holdings, Inc. ...      1.5%
Eaton Corp. .........................      1.4%

SECTOR ALLOCATION

                                         % OF
                                       EQUITIES
                                       --------
Financials..........................     25.5%
Consumer Discretionary..............     20.1%
Industrials.........................     14.0%
Health Care.........................     11.4%
Information Technology..............     11.1%
Utilities...........................      8.8%
Energy..............................      4.6%
Consumer Staples....................      4.5%

FUND EXPENSES - ACTUAL
OCTOBER 31, 2009 (UNAUDITED)

FUND EXPENSE EXAMPLE

      As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2009 through October 31, 2009.

ACTUAL EXPENSES

      The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the "Expenses Paid During Period" for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

                                                     Large Cap
                                          Balanced     Growth     Mid-Cap
Institutional Class                         Fund        Fund     Value Fund
-------------------                      ---------   ---------   ----------
Beginning Account Value 5/1/09 .......   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 10/31/09 ........   $1,180.63   $1,158.51   $1,261.67
Expenses Paid During Period 5/1/09-
   10/31/09 * ........................   $    3.41   $    5.17   $    5.59
Annualized Expense Ratio .............        0.62%       0.95%       0.98%

                                         Balanced      Mid-Cap
Investor Class                             Fund      Value Fund
--------------                           ---------   ----------
Beginning Account Value 5/1/09 .......   $1,000.00    $1,000.00
Ending Account Value 10/31/09 ........   $1,178.50    $1,259.20
Expenses Paid During Period 5/1/09-
   10/31/09 * ........................   $    5.22    $    7.00
Annualized Expense Ratio .............        0.95%        1.23%

                                          Balanced     Mid-Cap
Advisor Class                               Fund     Value Fund
-------------                            ---------   ----------
Beginning Account Value 5/1/09 .......   $1,000.00   $1,000.00
Ending Account Value 10/31/09 ........   $1,177.38   $1,260.50
Expenses Paid During Period 5/1/09-
   10/31/09 * ........................   $    6.15   $    9.17
Annualized Expense Ratio .............        1.12%       1.61%

                                          Balanced    Large Cap      Mid-Cap
AMR Class                                   Fund     Growth Fund   Value Fund
---------                                ---------   -----------   ----------
Beginning Account Value 5/1/09 .......   $1,000.00    $ 1,000.00    $1,000.00
Ending Account Value 10/31/2009 ......   $1,181.82    $ 1,160.10    $1,262.90
Expenses Paid During Period 5/1/09-
   10/31/09 * ........................   $    2.03    $     3.65    $    4.56
Annualized Expense Ratio .............        0.37%         0.67%        0.80%

----------
* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half- year period.

FUND EXPENSES - HYPOTHETICAL
OCTOBER 31, 2009 (UNAUDITED)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

      You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.


                                                     Large Cap
                                          Balanced     Growth     Mid-Cap
Institutional Class                         Fund        Fund     Value Fund
-------------------                      ---------   ---------   ----------
Beginning Account Value 5/1/09 .......   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 10/31/09 ........   $1,022.08   $1,020.42   $1,020.27
Expenses Paid During Period 5/1/09-
   10/31/09* .........................   $    3.16   $    4.84   $    4.99
Annualized Expense Ratio .............        0.62%       0.95%       0.98%



                                          Balanced     Mid-Cap
Investor Class                              Fund     Value Fund
--------------                           ---------   ----------
Beginning Account Value 5/1/09 .......   $1,000.00   $1,000.00
Ending Account Value 10/31/09 ........   $1,020.42   $1,019.00
Expenses Paid During Period 5/1/09-
   10/31/09* .........................   $    4.84   $    6.26
Annualized Expense Ratio .............        0.95%       1.23%



                                          Balanced     Mid-Cap
Advisor Class                               Fund     Value Fund
-------------                            ---------   ----------
Beginning Account Value 5/1/09 .......   $1,000.00   $1,000.00
Ending Account Value 10/31/09 ........   $1,019.56   $1,017.09
Expenses Paid During Period 5/1/09-
   10/31/09* .........................   $    5.70   $    8.19
Annualized Expense Ratio .............        1.12%       1.61%

                                                     Large Cap
                                          Balanced     Growth      Mid-Cap
AMR Class                                   Fund        Fund     Value Fund
---------                                ---------   ---------   ----------
Beginning Account Value 5/1/09 .......   $1,000.00   $1,000.00   $1,000.00
Ending Account Value 10/31/09 ........   $1,023.34   $1,021.83   $1,021.17
Expenses Paid During Period 5/1/09-
   10/31/09* .........................   $    1.89   $    3.41   $    4.08
Annualized Expense Ratio .............        0.37%       0.67%       0.80%

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds (comprised of American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, and American Beacon Mid-Cap Value Fund) (collectively the "Funds"), including the schedules of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                           /s/Ernst & Young LLP

Dallas, Texas
December 23, 2009

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
COMMON STOCKS - 57.15%
CONSUMER DISCRETIONARY - 4.35%
   HOTELS, RESTAURANTS & LEISURE - 1.14%
      Carnival Corp. ...................................      117,400   $  3,419
      McDonald's Corp. .................................       57,500      3,370
      Wyndham Worldwide Corp. ..........................      143,200      2,441
                                                                        --------
                                                                           9,230
                                                                        --------
   INTERNET & CATALOG RETAIL - 0.13%
      eBay, Inc. ## ....................................       48,100      1,071
                                                                        --------
   MEDIA - 1.28%
      CBS Corp. ........................................      190,100      2,237
      Comcast Corp. ....................................      128,600      1,803
      Interpublic Group of Cos., Inc. ## ...............      211,200      1,271
      Time Warner Cable, Inc. ..........................       45,400      1,791
      Walt Disney Co. Ltd. .............................      121,000      3,312
                                                                        --------
                                                                          10,414
                                                                        --------
   MULTILINE RETAIL - 0.89%
      J.C. Penney Company, Inc. ........................       65,100      2,157
      Target Corp. .....................................       67,700      3,279
      Wal-Mart Stores, Inc. ............................       36,900      1,833
                                                                        --------
                                                                           7,269
                                                                        --------
   SPECIALTY RETAIL - 0.91%
      Gap, Inc. ........................................       51,700      1,104
      The Home Depot, Inc. .............................      180,950      4,540
      Limited Brands, Inc. .............................      100,400      1,767
                                                                        --------
                                                                           7,411
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY ........................                  35,395
                                                                        --------
CONSUMER STAPLES - 4.83%
   BEVERAGES - 1.05%
      Coca-Cola Co. ....................................       29,800      1,589
      Diageo plc, ADR ..................................       68,200      4,434
      PepsiCo, Inc. ....................................       41,200      2,495
                                                                        --------
                                                                           8,518
                                                                        --------
   FOOD & DRUG RETAILING - 0.58%
      Safeway, Inc. ....................................      166,500      3,718
      Sysco Corp. ......................................       38,600      1,021
                                                                        --------
                                                                           4,739
                                                                        --------
   FOOD PRODUCTS - 0.40%
      H.J. Heinz Co. ...................................       46,500      1,871
      Kraft Foods, Inc. ................................       49,600      1,365
                                                                        --------
                                                                           3,236
                                                                        --------

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
   HOUSEHOLD PRODUCTS - 0.27%
      The Procter & Gamble Co. .........................       38,000   $  2,204
                                                                        --------
   TOBACCO - 2.53%
      Altria Group, Inc. ...............................      103,000      1,865
      Imperial Tobacco Group plc, ADR ..................      121,900      7,129
      Lorillard, Inc. ..................................       20,600      1,601
      Philip Morris International, Inc. ................      210,400      9,964
                                                                        --------
                                                                          20,559
                                                                        --------
   TOTAL CONSUMER STAPLES ..............................                  39,256
                                                                        --------
ENERGY - 6.91%
   OIL & GAS - 6.91%
      BP plc, ADR ......................................       78,300      4,433
      Chevron Corp. ....................................      101,428      7,763
      ConocoPhillips ...................................      377,176     18,927
      Devon Energy Corp. ...............................       87,900      5,688
      Duke Energy Corp. ................................      178,000      2,816
      Exxon Mobil Corp. ................................       74,300      5,325
      Occidental Petroleum Corp. .......................       63,200      4,796
      Royal Dutch Shell plc, ADR .......................      110,500      6,427
                                                                        --------
   TOTAL ENERGY ........................................                  56,175
                                                                        --------
FINANCIALS - 12.24%
   BANKS - 7.58%
      Bank of America Corp. ............................      916,080     13,357
      Bank of New York Mellon Corp. ....................       55,700      1,485
      Citigroup, Inc. ..................................      791,003      3,235
      Comerica, Inc. ...................................       25,800        716
      JP Morgan Chase & Co. ............................      365,834     15,281
      KeyCorp ..........................................      235,457      1,269
      PNC Financial Services Group, Inc. ...............      197,758      9,678
      State Street Corp. ...............................        9,600        403
      SunTrust Banks, Inc. .............................       38,900        743
      U.S. Bancorp .....................................      118,560      2,753
      Washington Mutual, Inc. ..........................      468,800         --
      Wells Fargo & Co. ................................      461,898     12,712
                                                                        --------
                                                                          61,632
                                                                        --------
   DIVERSIFIED FINANCIALS - 1.56%
      American Express Co. .............................      178,200      6,209
      Capital One Financial Corp. ......................       69,700      2,551
      Morgan Stanley Dean Witter & Co. .................       71,300      2,290
      SLM Corp. ## .....................................      165,200      1,602
                                                                        --------
                                                                          12,652
                                                                        --------
   INSURANCE - 3.10%
      ACE Ltd. .........................................       77,500      3,980

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Allstate Corp. ...................................       77,400   $  2,289
      Genworth Financial, Inc. .........................      194,300      2,064
      Hartford Financial Services Group, Inc. ..........       33,000        809
      Lincoln National Corp. ...........................       21,500        512
      MetLife, Inc. ....................................      143,788      4,893
      Prudential Financial, Inc. .......................       29,400      1,330
      Travelers Cos., Inc. .............................      108,400      5,397
      XL Capital Ltd. ..................................      237,900      3,904
                                                                        --------
                                                                          25,178
                                                                        --------
   TOTAL FINANCIALS ....................................                  99,462
                                                                        --------
HEALTH CARE - 6.23%
   HEALTH CARE EQUIPMENT & SUPPLIES - 0.55%
      Baxter International, Inc. .......................       47,700      2,578
      CareFusion Corp. ## ..............................       34,550        773
      Zimmer Holdings, Inc. ## .........................       21,300      1,120
                                                                        --------
                                                                           4,471
                                                                        --------
   HEALTH CARE PROVIDERS & SERVICES - 1.29%
      Cardinal Health, Inc. ............................       69,100      1,958
      CIGNA Corp. ......................................      153,900      4,285
      UnitedHealth Group, Inc. .........................       72,300      1,876
      WellPoint, Inc. ## ...............................       50,900      2,380
                                                                        --------
                                                                          10,499
                                                                        --------
   PHARMACEUTICALS - 4.39%
      Amgen, Inc. ## ...................................       22,300      1,198
      Bristol-Myers Squibb Co. .........................      414,500      9,036
      Eli Lilly & Co. ..................................      171,000      5,816
      Johnson & Johnson ................................       62,400      3,685
      Merck & Co., Inc. ................................      127,900      3,956
      Merck & Co., Inc. ................................       52,500      1,481
      Pfizer, Inc. .....................................      613,754     10,452
                                                                        --------
                                                                          35,624
                                                                        --------
   TOTAL HEALTH CARE ...................................                  50,594
                                                                        --------
INDUSTRIALS - 8.87%
   AEROSPACE & DEFENSE - 2.78%
      Boeing Co. .......................................       95,000      4,541
      Lockheed Martin Corp. ............................       37,900      2,607
      Northrop Grumman Corp. ...........................       62,500      3,133
      Raytheon Co. .....................................      229,100     10,374
      United Technologies Corp. ........................       30,800      1,893
                                                                        --------
                                                                          22,548
                                                                        --------
   AIR FREIGHT & COURIERS - 0.48%
      FedEx Corp. ......................................       54,100      3,932
                                                                        --------

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
   INDUSTRIAL CONGLOMERATES - 3.12%
      3M Co. ...........................................       61,800   $  4,547
      General Electric Co. .............................      447,300      6,378
      Honeywell International, Inc. ....................      281,600     10,107
      Textron, Inc. ....................................      100,000      1,778
      Tyco International Ltd. ..........................       75,725      2,540
                                                                        --------
                                                                          25,350
                                                                        --------
   MACHINERY - 2.14%
      Caterpillar, Inc. ................................       40,000      2,202
      Cummins, Inc. ....................................       64,600      2,782
      Eaton Corp. ......................................       34,400      2,080
      Illinois Tool Works, Inc. ........................       72,200      3,315
      ITT Industries, Inc. .............................       77,000      3,904
      PACCAR, Inc. .....................................       82,300      3,079
                                                                        --------
                                                                          17,362
                                                                        --------
   TRANSPORTATION INFRASTRUCTURE - 0.35%
      Burlington Northern Santa Fe Corp. ...............       38,000      2,862
                                                                        --------
   TOTAL INDUSTRIALS                                                      72,054
                                                                        --------
INFORMATION TECHNOLOGY - 7.03%
   COMMUNICATIONS EQUIPMENT - 0.70%
      Nokia Corp., ADR .................................      450,200      5,677
                                                                        --------
   COMPUTERS & PERIPHERALS - 2.98%
      Dell, Inc. ## ....................................      137,000      1,985
      Hewlett-Packard Co. ..............................      251,100     11,917
      International Business Machines Corp. ............       85,600     10,325
                                                                        --------
                                                                          24,227
                                                                        --------
   ELECTRONIC EQUIPMENT & INSTRUMENTS -1.27%
      Intel Corp. ......................................      364,600      6,967
      Tyco Electronics Ltd. ............................      155,325      3,301
                                                                        --------
                                                                          10,268
                                                                        --------
   IT CONSULTING & SERVICES - 0.09%
      Accenture plc ....................................       20,400        756
                                                                        --------
   SOFTWARE - 1.99%
      CA, Inc. .........................................      253,974      5,313
      Microsoft Corp. ..................................      317,300      8,799
      Oracle Corp. .....................................       98,600      2,080
                                                                        --------
                                                                          16,192
                                                                        --------
   TOTAL INFORMATION TECHNOLOGY                                           57,120
                                                                        --------
MATERIALS - 1.70%
   CHEMICALS - 1.61%
      Air Products & Chemicals, Inc. ...................       24,000      1,851

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Dow Chemical Co. .................................       68,300   $  1,604
      E. I. du Pont de Nemours & Co. ...................      173,900      5,533
      Eastman Chemical Co. .............................       40,600      2,132
      PPG Industries, Inc. .............................       35,600      2,009
                                                                        --------
                                                                          13,129
                                                                        --------
   METALS & MINING - 0.09%
      Alcoa, Inc. ......................................       56,200        698
                                                                        --------
   TOTAL MATERIALS                                                        13,827
                                                                        --------
TELECOMMUNICATION SERVICES - 1.93%
   DIVERSIFIED TELECOMMUNICATION - 1.93%
      AT&T, Inc. .......................................      260,477      6,687
      Verizon Communications, Inc. .....................      150,428      4,451
      Vodafone Group plc, ADR ..........................      206,000      4,571
                                                                        --------
   TOTAL TELECOMMUNICATION SERVICES                                       15,709
                                                                        --------
UTILITIES - 3.06%
   ELECTRIC UTILITIES - 2.50%
      CenterPoint Energy, Inc. .........................      173,900      2,191
      Constellation Energy Group, Inc. .................       66,100      2,044
      Dominion Resources, Inc. .........................      105,300      3,590
      Edison International .............................       65,900      2,097
      Entergy Corp. ....................................       30,900      2,371
      Exelon Corp. .....................................       84,800      3,982
      FPL Group, Inc. ..................................       44,400      2,180
      Public Service Enterprise Group, Inc. ............       64,000      1,907
                                                                        --------
                                                                          20,362
                                                                        --------
   GAS UTILITIES - 0.56%
      Spectra Energy Corp. .............................      236,100      4,514
                                                                        --------
   TOTAL UTILITIES                                                        24,876
                                                                        --------
   TOTAL COMMON STOCKS                                                   464,468
                                                                        --------

                                                               PAR
                                                             AMOUNT
                                                           ----------
CORPORATE OBLIGATIONS - 17.93%
   AEROSPACE & DEFENSE - 0.07%
      Raytheon Co.,
         5.375%, Due 4/1/2013 ..........................   $      550        601
                                                                        --------
   BANKS - 3.19%
      Bank of America Corp.,
         6.50%, Due 8/1/2016 ...........................        2,090      2,236
         7.80%, Due 9/15/2016 ..........................          700        767
         6.00%, Due 9/1/2017 ...........................          400        408
      Bank of New York Mellon Corp.,
         4.95%, Due 11/1/2012 ..........................          355        385
         5.125%, Due 8/27/2013 .........................          400        433

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Bank One Corp.,
         5.90%, Due 11/15/2011 .........................   $      820   $    882
         4.90%, Due 4/30/2015 ..........................          250        261
      Barclays Bank plc,
         6.75%, Due 5/22/2019 ..........................          350        394
      Bear Stearns Cos., Inc.,
         6.40%, Due 10/2/2017 ..........................          555        607
         7.25%, Due 2/1/2018 ...........................          340        389
      BP Capital Markets plc,
         3.125%, Due 3/10/2012 .........................          415        429
         3.875%, Due 3/10/2015 .........................          200        208
      Citigroup, Inc.,
         6.375%, Due 8/12/2014 .........................        1,170      1,241
         5.50%, Due 10/15/2014 .........................          550        564
         6.125%, Due 11/21/2017 ........................          760        776
         8.50%, Due 5/22/2019 ..........................          650        760
      Credit Suisse N.Y.,
         3.45%, Due 7/2/2012 ...........................          700        723
         5.30%, Due 8/13/2019 ..........................          325        336
      Deutsche Bank AG,
         3.875%, Due 8/18/2014 .........................          325        331
      Fifth Third Bancorp,
         8.25%, Due 3/1/2038 ...........................        1,500      1,444
      Goldman Sachs Group, Inc.,
         5.35%, Due 1/15/2016 ..........................          725        761
         6.25%, Due 9/1/2017 ...........................          650        695
         5.95%, Due 1/18/2018 ..........................          280        295
         6.75%, Due 10/1/2037 ..........................        1,402      1,477
      ING Bank, NV,
         5.125%, Due 5/1/2015 +++ ......................          450        449
      JP Morgan Chase & Co.,
         3.70%, Due 1/20/2015 ..........................        1,650      1,658
         6.00%, Due 1/15/2018 ..........................          500        535
      Korea Development Bank,
         8.00%, Due 1/23/2014 ..........................          900      1,028
      Merrill Lynch & Co., Inc.,
         6.40%, Due 8/28/2017 ..........................          340        351
         6.875%, Due 4/25/2018 .........................          875        942
         6.11%, Due 1/29/2037 ..........................          365        345
      Morgan Stanley,
         7.30%, Due 5/13/2019 ..........................          350        392
         5.625%, Due 9/23/2019 .........................          350        352
      Rabobank Nederland NV,
         4.20%, Due 5/13/2014 +++ ......................          200        208
      State Street Corp.,
         4.30%, Due 5/30/2014 ..........................          290        305
      UBS AG,
         5.875%, Due 12/20/2017 ........................          325        334

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Wachovia Corp.,
         5.75%, Due 2/1/2018 ...........................   $      775   $    810
      Washington Mutual Finance Corp.,
         6.875%, Due 5/15/2011 .........................          420        443
      Wells Fargo & Co.,
         5.25%, Due 10/23/2012 .........................          350        374
         3.75%, Due 10/1/2014 ..........................          350        350
         5.625%, Due 12/11/2017 ........................          250        260
                                                                        --------
                                                                          25,938
                                                                        --------
   BASIC MATERIALS - 0.10%
      E. I. du Pont de Nemours & Co.,
         5.875%, Due 1/15/2014 .........................          560        623
      Lubrizol Corp.,
         8.875%, Due 2/1/2019 ..........................          185        231
                                                                        --------
                                                                             854
                                                                        --------
   COMMUNICATIONS - 1.82%
      Alltel Corp.,
         7.00%, Due 7/1/2012 ...........................          300        333
      British Telecommunications plc,
         9.125%, Due 12/15/2010 # ......................          575        619
      Comcast Cable Communications Holdings, Inc.,
         8.375%, Due 3/15/2013 .........................          128        149
      Comcast Corp.,
         5.30%, Due 1/15/2014 ..........................          410        437
         5.875%, Due 2/15/2018 .........................          305        322
         6.45%, Due 3/15/2037 ..........................        2,630      2,696
         6.55%, Due 7/1/2039 ...........................          350        365
      France Telecom S.A.,
         4.375%, Due 7/8/2014 ..........................          465        491
      Nokia Corp.,
         5.375%, Due 5/15/2019 .........................          600        620
      Rogers Communications, Inc.,
         6.80%, Due 8/15/2018 ..........................          350        394
      Telecom Italia Capital SA,
         4.95%, Due 9/30/2014 ..........................          475        493
      Telefonica Emisiones SAU,
         5.984%, Due 6/20/2011 .........................          380        404
         4.949%, Due 1/15/2015 .........................          515        545
         6.421%, Due 6/20/2016 .........................          350        388
      Time Warner Cable, Inc.,
         8.25%, Due 2/14/2014 ..........................          300        352
         5.85%, Due 5/1/2017 ...........................          895        941
         7.30%, Due 7/1/2038 ...........................        1,920      2,163
      Viacom, Inc.,
         6.875%, Due 4/30/2036 .........................        2,880      3,040
                                                                        --------
                                                                          14,752
                                                                        --------

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
   CONSUMER DISCRETIONARY - 0.44%
      Anheuser-Busch InBev Worldwide, Inc.,
         3.00%, Due 10/15/2012 .........................   $      470   $    474
         8.00%, Due 11/15/2039 +++ .....................          125        155
      Best Buy Co., Inc.,
         6.75%, Due 7/15/2013 ..........................          415        446
      Lowe's Companies, Inc.,
         5.50%, Due 10/15/2035 .........................          210        210
         6.65%, Due 9/15/2037 ..........................          170        196
      Wal-Mart Stores, Inc.,
         7.55%, Due 2/15/2030 ..........................          425        547
         6.50%, Due 8/15/2037 ..........................        1,340      1,551
                                                                        --------
                                                                           3,579
                                                                        --------
   CONSUMER STAPLES - 0.77%
      Altria Group, Inc.,
         9.70%, Due 11/10/2018 .........................          365        449
      Coca-Cola Enterprises, Inc.,
         7.375%, Due 3/3/2014 ..........................          175        206
      Costco Wholesale Corp.,
         5.30%, Due 3/15/2012 ..........................          825        894
      Dr Pepper Snapple Group, Inc.,
         6.82%, Due 5/1/2018 ...........................          250        286
      Express Scripts, Inc.,
         6.25%, Due 6/15/2014 ..........................          570        626
      Kellogg Co.,
         4.25%, Due 3/6/2013 ...........................          500        528
      Kraft Foods, Inc.,
         7.00%, Due 8/11/2037 ..........................        1,580      1,726
      Kroger Co.,
         7.50%, Due 1/15/2014 ..........................          190        219
      Lorillard Tobacco Co.,
         8.125%, Due 6/23/2019 .........................          310        345
      Mead Johnson Nutrition Co.,
         4.90%, Due 11/1/2019 +++ ......................          405        404
      Safeway, Inc.,
         6.25%, Due 3/15/2014 ..........................          535        591
                                                                        --------
                                                                           6,274
                                                                        --------
   ENERGY - 1.67%
      Cameron International Corp.,
         6.375%, Due 7/15/2018 .........................          215        231
      Canadian Natural Resources Ltd.,
         6.70%, Due 7/15/2011 ..........................          410        441
         6.25%, Due 3/15/2038 ..........................          365        386
      ConocoPhillips,
         4.60%, Due 1/15/2015 ..........................          900        966
         5.20%, Due 5/15/2018 ..........................          425        449
         5.75%, Due 2/1/2019 ...........................          310        339
         6.50%, Due 2/1/2039 ...........................          705        789

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Consolidated Natural Gas Co.,
         6.00%, Due 10/15/2010 .........................   $      495   $    515
      Energy Transfer Partners LP,
         8.50%, Due 4/15/2014 ..........................          605        703
         9.00%, Due 4/15/2019 ..........................          260        314
      Enterprise Products Operating LLC,
         6.125%, Due 10/15/2039 ........................          310        311
      EOG Resources Canada, Inc.,
         4.75%, Due 3/15/2014 +++ ......................          350        372
      EQT Corp.,
         8.125%, Due 6/1/2019 ..........................          190        218
      FirstEnergy Solutions Corp.,
         4.80%, Due 2/15/2015 +++ ......................          175        179
      Marathon Oil Corp.,
         6.00%, Due 10/1/2017 ..........................          415        440
      Petrobras International Finance Co.,
         6.875%, Due 1/20/2040 .........................          125        125
      Shell International Finance BV,
         6.375%, Due 12/15/2038 ........................        1,760      2,043
      Spectra Energy Capital Corp.,
         5.65%, Due 3/1/2020 ...........................          310        319
      TransCanada PipeLines Ltd.,
         7.625%, Due 1/15/2039 .........................          340        434
      Transocean, Inc.,
         6.80%, Due 3/15/2038 ..........................        3,170      3,625
      Valero Energy Corp.,
         9.375%, Due 3/15/2019 .........................          155        183
         6.625%, Due 6/15/2037 .........................          185        170
                                                                        --------
                                                                          13,552
                                                                        --------
   FINANCE - 1.26%
      American Express Co.,
         8.15%, Due 3/19/2038 ..........................          325        411
      American Express Credit Corp.,
         5.875%, Due 5/2/2013 ..........................          475        510
      Ameriprise Financial, Inc.,
         5.35%, Due 11/15/2010 .........................          775        795
      CME Group, Inc.,
         5.40%, Due 8/1/2013 ...........................          735        796
      Countrywide Home Loans, Inc.,
         4.00%, Due 3/22/2011 ..........................          140        143
      General Electric Capital Corp.,
         5.65%, Due 6/9/2014 ...........................        1,050      1,134
         5.625%, Due 5/1/2018 ..........................          765        787
         6.00%, Due 8/7/2019 ...........................          350        368
         5.875%, Due 1/14/2038 .........................          625        597
      HSBC Finance Corp.,
         5.25%, Due 1/14/2011 ..........................        1,400      1,451

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      International Lease Finance Corp.,
         5.75%, Due 6/15/2011 ..........................   $      475   $    427
      Novartis Capital Corp.,
         4.125%, Due 2/10/2014 .........................          560        591
      Novartis Securities Investment Ltd.,
         5.125%, Due 2/10/2019 .........................        1,164      1,239
      PNC Funding Corp.,
         4.25%, Due 9/21/2015 ..........................          460        461
      Thomson Reuters Corp.,
         4.70%, Due 10/15/2019 .........................          350        352
      TIAA Global Markets, Inc.,
         5.125%, Due 10/10/2012 +++ ....................          200        215
                                                                        --------
                                                                          10,277
                                                                        --------
   HEALTH CARE - 0.65%
      Covidien International Finance SA,
         5.45%, Due 10/15/2012 .........................          360        391
         6.55%, Due 10/15/2037 .........................        1,500      1,748
      UnitedHealth Group, Inc.,
         5.25%, Due 3/15/2011 ..........................          765        799
         6.625%, Due 11/15/2037 ........................        2,000      2,022
         6.875%, Due 2/15/2038 .........................          285        305
                                                                        --------
                                                                           5,265
                                                                        --------
   INDUSTRIALS - 2.46%
      American Honda Finance Corp.,
         4.625%, Due 4/2/2013 +++ ......................          425        435
      Amphenol Corp.,
         4.75%, Due 11/15/2014 .........................          240        240
      Burlington Northern Santa Fe Corp.,
         5.75%, Due 3/15/2018 ..........................          425        460
      Canadian National Railway Co.,
         5.55%, Due 5/15/2018 ..........................          350        382
         5.55%, Due 3/1/2019 ...........................          175        192
      Caterpillar Financial Services Corp.,
         4.85%, Due 12/7/2012 ..........................          265        283
      Con-way, Inc.,
         8.875%, Due 5/1/2010 ..........................        1,850      1,870
      CRH America, Inc.,
         6.00%, Due 9/30/2016 ..........................          835        864
      Daimler Finance NA LLC,
         7.75%, Due 1/18/2011 ..........................        1,000      1,062
         5.875%, Due 3/15/2011 .........................          450        469
         5.75%, Due 9/8/2011 ...........................          550        581
      Deere & Co.,
         4.375%, Due 10/16/2019 ........................          350        352
      Eaton Corp.,
         5.60%, Due 5/15/2018 ..........................          340        362
      FedEx Corp.,
         8.00%, Due 1/15/2019 ..........................          900      1,090

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Home Depot, Inc.,
         5.20%, Due 3/1/2011 ...........................   $      445   $    465
      Honeywell International, Inc.,
         4.25%, Due 3/1/2013 ...........................        1,080      1,143
      John Deere Capital Corp.,
         5.40%, Due 10/17/2011 .........................          650        700
      Koninklijke Philips Electronics NV,
         5.75%, Due 3/11/2018 ..........................          335        360
      L-3 Communications Corp.,
         5.20%, Due 10/15/2019 +++ .....................          190        192
      Norfolk Southern Corp.,
         5.75%, Due 4/1/2018 ...........................          425        462
      Northrop Grumman Corp.,
         5.05%, Due 8/1/2019 ...........................          150        158
      Tyco Electronics Group SA,
         6.55%, Due 10/1/2017 ..........................        2,057      2,159
         7.125%, Due 10/1/2037 .........................        1,750      1,795
      Tyco International Finance SA,
         4.125%, Due 10/15/2014 ........................          175        179
         8.50%, Due 1/15/2019 ..........................          385        470
      Unilever Capital Corp.,
         7.125%, Due 11/1/2010 .........................        2,000      2,132
      Union Pacific Corp.,
         7.875%, Due 1/15/2019 .........................          350        432
      United Technologies Corp.,
         6.125%, Due 2/1/2019 ..........................          190        214
         6.125%, Due 7/15/2038 .........................          210        233
      Waste Management, Inc.,
         7.375%, Due 3/11/2019 .........................          255        297
                                                                        --------
                                                                          20,033
                                                                        --------
   INSURANCE - 0.78%
      Aegon Funding Corp.,
         5.75%, Due 12/15/2020 .........................          450        426
      American International Group, Inc.,
         5.85%, Due 1/16/2018 ..........................          550        414
         6.25%, Due 5/1/2036 ...........................          425        287
      John Hancock Global Funding II,
         7.90%, Due 7/2/2010 +++ .......................           25         26
      Liberty Mutual Insurance Co.,
         7.875%, Due 10/15/2026 +++ ....................        1,500      1,374
      Lincoln National Corp.,
         4.75%, Due 2/15/2014 ..........................          245        248
      MetLife, Inc.,
         5.375%, Due 12/15/2012 ........................          535        576
         6.375%, Due 6/15/2034 .........................          350        379
      Metropolitan Life Global Funding I,
         4.625%, Due 8/19/2010 +++ .....................          900        918

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Pricoa Global Funding I,
         5.40%, Due 10/18/2012 +++ .....................   $      175   $    184
      Prudential Financial, Inc.,
         4.50%, Due 7/15/2013 ..........................          550        559
         5.10%, Due 9/20/2014 ..........................          550        567
      Willis North America, Inc.,
         6.20%, Due 3/28/2017 ..........................          360        352
                                                                        --------
                                                                           6,310
                                                                        --------
   PHARMACEUTICALS - 1.19%
      Amgen, Inc.,
         6.90%, Due 6/1/2038 ...........................        1,480      1,794
      AstraZeneca plc,
         6.45%, Due 9/15/2037 ..........................        1,880      2,182
      Biogen Idec, Inc.,
         6.875%, Due 3/1/2018 ..........................        1,500      1,637
      Bristol-Myers Squibb Co.,
         5.45%, Due 5/1/2018 ...........................          250        272
      GlaxoSmithKline Capital, Inc.,
         5.65%, Due 5/15/2018 ..........................          250        275
         6.375%, Due 5/15/2038 .........................        1,020      1,157
      Hospira, Inc.,
         6.05%, Due 3/30/2017 ..........................          360        379
      Merck & Co., Inc.,
         5.85%, Due 6/30/2039 ..........................          180        196
      Pfizer, Inc.,
         4.45%, Due 3/15/2012 ..........................          770        817
      Wyeth Corp.,
         5.50%, Due 2/1/2014 ...........................          890        975
                                                                        --------
                                                                           9,684
                                                                        --------
   REAL ESTATE - 0.22%
      Equity Residential,
         5.125%, Due 3/15/2016 .........................          365        360
      ProLogis,
         5.625%, Due 11/15/2016 ........................          550        506
      Simon Property Group LP,
         5.30%, Due 5/30/2013 ..........................          425        440
         5.75%, Due 12/1/2015 ..........................          460        475
                                                                        --------
                                                                           1,781
                                                                        --------
   SOVEREIGN - 0.05%
      Province of Ontario Canada,
         4.10%, Due 6/16/2014 ..........................          350        370
                                                                        --------
   TECHNOLOGY - 1.04%
      Cisco Systems, Inc.,
         5.90%, Due 2/15/2039 ..........................        1,420      1,511
      Computer Sciences Corp.,
         5.50%, Due 3/15/2013 ..........................          255        269

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
         6.50%, Due 3/15/2018 ..........................   $      495   $    541
      Dell, Inc.,
         3.375%, Due 6/15/2012 .........................          290        300
         5.875%, Due 6/15/2019 .........................           90         97
      Hewlett-Packard Co.,
         4.25%, Due 2/24/2012 ..........................          585        618
         4.50%, Due 3/1/2013 ...........................          425        455
         6.125%, Due 3/1/2014 ..........................          460        517
      International Business Machines Corp.,
         4.75%, Due 11/29/2012 .........................          480        521
         7.625%, Due 10/15/2018 ........................          770        953
      ITT Corp.,
         4.90%, Due 5/1/2014 ...........................          845        896
      Oracle Corp.,
         5.00%, Due 7/8/2019 ...........................          350        369
         6.50%, Due 4/15/2038 ..........................        1,055      1,202
      Xerox Corp.,
         5.65%, Due 5/15/2013 ..........................           75         79
         8.25%, Due 5/15/2014 ..........................           75         86
                                                                        --------
                                                                           8,414
                                                                        --------
   TELEPHONE - 0.87%
      America Movil, S.A.B. de C.V.,
         6.375%, Due 3/1/2035 ..........................          350        357
      AT&T Wireless Services, Inc.,
         8.75%, Due 3/1/2031 ...........................          330        435
      AT&T, Inc.,
         5.10%, Due 9/15/2014 ..........................          860        927
         5.625%, Due 6/15/2016 .........................          400        435
         5.50%, Due 2/1/2018 ...........................          300        315
         6.80%, Due 5/15/2036 ..........................          150        165
         6.40%, Due 5/15/2038 ..........................        1,840      1,944
      Deutsche Telekom AG,
         8.50%, Due 6/15/2010 ..........................          380        397
      Verizon Communications, Inc.,
         5.50%, Due 4/1/2017 ...........................          350        371
         6.90%, Due 4/15/2038 ..........................          275        311
      Verizon Wireless Capital, LLC,
         3.75%, Due 5/20/2011 +++ ......................          360        372
         8.50%, Due 11/15/2018 +++ .....................          515        642
      Vodafone Group plc,
         6.15%, Due 2/27/2037 ..........................          365        389
                                                                        --------
                                                                           7,060
                                                                        --------
   UTILITIES - 1.35%
      American Water Capital Corp.,
         6.593%, Due 10/15/2037 ........................        1,367      1,425
      Columbus Southern Power Co.,
         5.50%, Due 3/1/2013 ...........................          660        696

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Dominion Resources, Inc.,
         Series A, 5.60%, Due 11/15/2016 ...............   $      500   $    528
         Series D, 8.875%, Due 1/15/2019 ...............          120        152
      Duke Energy Carolinas LLC,
         5.10%, Due 4/15/2018 ..........................          350        370
      Duke Energy Indiana, Inc.,
         6.05%, Due 6/15/2016 ..........................          520        569
      Exelon Generation Co. LLC,
         6.25%, Due 10/1/2039 ..........................          310        324
      Kerr-McGee Corp.,
         6.95%, Due 7/1/2024 ...........................          380        402
      MidAmerican Energy Holdings Co.,
         5.875%, Due 10/1/2012 .........................          960      1,047
         6.125%, Due 4/1/2036 ..........................          350        373
      Pacific Gas & Electric Co.,
         6.25%, Due 12/1/2013 ..........................          175        197
      Public Service Enterprise Group, Inc.,
         6.95%, Due 6/1/2012 ...........................          845        932
      Sempra Energy,
         6.50%, Due 6/1/2016 ...........................          315        346
      Southern Power Co.,
         6.25%, Due 7/15/2012 ..........................          705        773
      Spectra Energy Capital LLC,
         5.668%, Due 8/15/2014 .........................          310        330
      Union Electric Co.,
         6.70%, Due 2/1/2019 ...........................          325        365
      Virginia Electric and Power Co.,
         5.40%, Due 4/30/2018 ..........................          350        374
      Westar Energy, Inc.,
         6.00%, Due 7/1/2014 ...........................          175        189
      Wisconsin Electric Power Co.,
         6.25%, Due 12/1/2015 ..........................          570        659
      Xcel Energy, Inc.,
         5.613%, Due 4/1/2017 ..........................          869        924
                                                                        --------
                                                                          10,975
                                                                        --------
   TOTAL CORPORATE OBLIGATIONS                                           145,719
                                                                        --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.24%
   COMMERCIAL MORTGAGE-BACKED SECURITY - 1.20%
      Banc of America Commercial Mortgage, Inc.,
         2005-6 A1, 5.001%, Due 9/10/2047 ..............          382        387
         2007-2 A2, 5.634%, Due 4/10/2049 ..............          700        707
      Bear Stearns Commercial Mortgage Securities, Inc.,
         2006-T22 A2, 5.463%, Due 4/12/2038 ............          905        919
         2006-PW13 A4, 5.54%, Due 9/11/2041 ............          875        885
         2004-PWR5 A4, 4.831%, Due 7/11/2042 ...........        2,010      1,968

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
         2005-T20 A2, 5.127%, Due 10/12/2042 ...........   $      875   $    888
      Citigroup Commercial Mortgage Trust,
         2004-C2 A3, 4.38%, Due 10/15/2041 .............          995        996
      JP Morgan Chase Commercial Mortgage Securities
         Corp.,
         2005-LDP3 A1, 4.655%, Due 8/15/2042 ...........           74         75
         2005-LDP1 A2, 4.625%, Due 3/15/2046 ...........          941        941
         2007-CB19 A4, 5.746%, Due 2/12/2049 ...........          550        502
         2007-CB20 A2, 5.629%, Due 2/12/2051 ...........          700        715
      LB-UBS Commercial Mortgage Trust,
         2007-C1 A4, 5.424%, Due 2/15/2040 .............          500        422
      Wachovia Bank Commercial Mortgage Trust,
         2007-C32 A2, 5.735%, Due 6/15/2049 ............          330        330
                                                                        --------
                                                                           9,735
                                                                        --------
   WHOLE LOAN COLLATERALIZED MORTGAGE
      OBLIGATIONS - 1.04%
      Banc of America Commercial Mortgage, Inc.,
         2006-4 A4, 5.634%, Due 7/10/2046 ..............        1,355      1,338
      Bear Stearns Commercial Mortgage Securities, Inc.,
         2006-PWR14 A4, 5.201%, Due 12/11/2038 .........          665        632
      Chase Mortgage Finance Corp.,
         2006-A1 A1, 6.024%, Due 9/25/2036 ss ..........        1,095        955
      Citicorp Mortgage Securities, Inc.,
         2006-3 2A1, 5.50%, Due 6/25/2021 ..............          940        914
      Citigroup/Deutsche Bank Commercial Mortgage Trust,
         2007-CD5 A4, 5.886%, Due 11/15/2044 ...........        1,690      1,670
      JP Morgan Chase Commercial Mortgage Securities
         Corp.,
         2004-CBX A4, 4.529%, Due 1/12/2037 ............          555        559
         2006-LDP9 A3, 5.336%, Due 5/15/2047 ...........          615        553
      Prime Mortgage Trust,
         2005-2, 5.25%, Due 7/25/2020 ..................        1,273      1,289
      Wells Fargo Mortgage Backed Securities Trust,
         2006-11 A8, 6.00%, Due 9/25/2036 ..............          656        579
                                                                        --------
                                                                           8,489
                                                                        --------
   TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS                           18,224
                                                                        --------
ASSET-BACKED SECURITIES - 0.67%
   ASSET BACKED SECURITIES - 0.27%
      BMW Floorplan Master Owner Trust,
         2009-1A A, 1.394%, Due 9/15/2014 +++ ss .......          350        349
      Ford Credit Floorplan Master Owner Trust,
         2009-2 A, 1.794%, Due 9/15/2014 ss ............          350        351
      Honda Auto Receivables Owner Trust,
         2009-3 A4, 3.30%, Due 9/15/2015 ...............          470        483

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Hyundai Auto Receivables Trust,
         2009-A A4, 3.15%, Due 3/15/2016 ...............   $      270   $    273
      John Deere Owner Trust,
         2009-A A3, 2.59%, Due 10/15/2013 ..............          480        488
         2009-A A4, 3.96%, Due 5/16/2016 ...............          265        276
                                                                        --------
                                                                           2,220
                                                                        --------
      American Express Credit Account Master Trust,
         2006-2 A, 5.35%, Due 1/15/2014 ................        1,400      1,489
      Capital One Multi-Asset Execution Trust,
         2006-A10 A10, 5.15%, Due 6/15/2014 ............        1,050      1,116
      Discover Card Master Trust,
         2009-A2 A, 1.545%, Due 2/17/2015 ss ...........          200        201
      Volkswagen Auto Loan Enhanced Trust,
         2008-2 A4A, 6.24%, Due 7/20/2015 ..............          400        444
                                                                        --------
                                                                           3,250
                                                                        --------
   TOTAL ASSET-BACKED SECURITIES                                           5,470
                                                                        --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.88%

   FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.52%
         4.50%, Due 3/1/2019 ...........................          628        666
         5.00%, Due 10/1/2020 ..........................          254        271
         5.00%, Due 4/1/2023 ...........................        1,162      1,228
         5.50%, Due 1/1/2024 ...........................          530        565
         5.00%, Due 8/1/2033 ...........................        1,322      1,375
         5.50%, Due 2/1/2034 ...........................        1,154      1,220
         5.00%, Due 3/1/2034 ...........................        1,009      1,048
         6.00%, Due 6/1/2034 ...........................          729        781
         6.00%, Due 8/1/2034 ...........................          598        639
         5.00%, Due 8/1/2035 ...........................          940        977
         5.00%, Due 9/1/2035 ...........................        1,199      1,246
         5.00%, Due 9/1/2035 ...........................          671        697
         6.00%, Due 8/1/2036 ...........................          969      1,033
         5.50%, Due 11/1/2036 ..........................        1,071      1,130
         5.50%, Due 4/1/2037 ...........................        1,287      1,357
         5.50%, Due 5/1/2037 ...........................          735        775
         6.00%, Due 9/1/2037 ...........................          436        464
         5.00%, Due 3/1/2038 ...........................        1,477      1,533
         6.00%, Due 3/1/2038 ...........................        2,729      2,903
         5.50%, Due 5/1/2038 ...........................          521        549
                                                                        --------
                                                                          20,457
                                                                        --------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.80%
         5.50%, Due 2/1/2014 ...........................          211        227
         6.00%, Due 4/1/2016 ...........................          210        227
         5.00%, Due 12/1/2017 ..........................          590        630
         4.50%, Due 9/1/2018 ...........................          369        391
         4.00%, Due 8/1/2020 ...........................          781        798

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
         5.50%, Due 5/1/2023 ...........................   $      180   $    192
         5.00%, Due 12/1/2023 ..........................          569        600
         5.00%, Due 3/1/2024 ...........................          588        621
         5.00%, Due 3/1/2034 ...........................        1,379      1,436
         4.50%, Due 9/1/2034 ...........................          647        659
         5.50%, Due 12/1/2035 ..........................          437        461
         5.50%, Due 12/1/2035 ..........................          332        351
         5.50%, Due 1/1/2036 ...........................        1,030      1,087
         5.50%, Due 2/1/2036 ...........................          693        732
         5.00%, Due 2/1/2036 ...........................          675        702
         5.00%, Due 3/1/2036 ...........................        1,226      1,274
         5.50%, Due 4/1/2036 ...........................          920        972
         6.00%, Due 9/1/2036 ...........................          787        838
         6.50%, Due 9/1/2036 ...........................        1,762      1,897
         5.50%, Due 12/1/2036 ..........................        1,300      1,371
         5.50%, Due 2/1/2037 ...........................        1,284      1,354
         5.50%, Due 8/1/2037 ...........................          860        909
         6.00%, Due 8/1/2037 ...........................        1,101      1,172
         6.50%, Due 8/1/2037 ...........................          293        315
         6.00%, Due 11/1/2037 ..........................          595        633
         5.50%, Due 3/1/2038 ...........................        2,144      2,260
         5.00%, Due 4/1/2038 ...........................        4,006      4,159
         5.00%, Due 6/1/2038 ...........................        1,778      1,846
         5.50%, Due 6/1/2038 ...........................        2,191      2,309
         6.00%, Due 9/1/2038 ...........................          477        507
                                                                        --------
                                                                          30,930
                                                                        --------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.56%
         7.00%, Due 12/15/2025 .........................          238        263
         4.201%, Due 8/16/2026 .........................          588        603
         6.50%, Due 8/15/2027 ..........................          280        303
         6.50%, Due 11/15/2027 .........................          296        320
         7.50%, Due 12/15/2028 .........................          224        254
         5.50%, Due 7/15/2033 ..........................          770        819
         6.00%, Due 12/15/2033 .........................          804        863
         5.50%, Due 2/20/2034 ..........................        1,055      1,120
                                                                        --------
                                                                           4,545
                                                                        --------
   TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS .......                  55,932
                                                                        --------
U.S. AGENCY OBLIGATIONS - 5.86%
   FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.04%
         4.50%, Due 1/15/2015 ..........................       22,140     24,016
         6.25%, Due 7/15/2032 ..........................          525        639
                                                                        --------
                                                                          24,655
                                                                        --------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.80%
         5.125%, Due 1/2/2014 ..........................          645        688
         4.625%, Due 10/15/2014 ........................        1,000      1,093
         5.375%, Due 6/12/2017 .........................        1,000      1,131

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
         6.25%, Due 5/15/2029 ..........................   $   12,200   $ 14,647
         6.00%, Due 4/18/2036 ..........................        5,065      5,217
                                                                        --------
                                                                          22,776
                                                                        --------
   TENNESSEE VALLEY AUTHORITY - 0.02%
         5.25%, Due 9/15/2039 ..........................          170        174
                                                                        --------
   TOTAL U.S. AGENCY OBLIGATIONS .......................                  47,605
                                                                        --------
   U.S. TREASURY OBLIGATIONS - 3.82%
         1.375%, Due 2/15/2012 .........................        2,625      2,642
         2.00%, Due 11/30/2013 .........................        3,000      3,009
         2.375%, Due 9/30/2014 .........................        3,865      3,880
         4.125%, Due 5/15/2015 .........................        2,000      2,168
         3.00%, Due 9/30/2016 ..........................        1,000      1,002
         3.75%, Due 11/15/2018 .........................        2,000      2,062
         3.625%, Due 8/15/2019 .........................        3,265      3,328
         7.875%, Due 2/15/2021 .........................        1,200      1,665
         6.25%, Due 8/15/2023 ..........................          800        992
         6.875%, Due 8/15/2025 .........................          580        769
         5.25%, Due 11/15/2028 .........................          750        853
         4.75%, Due 2/15/2037 ..........................          130        141
         4.50%, Due 5/15/2038 ..........................        4,000      4,178
         4.25%, Due 5/15/2039 ..........................        3,290      3,298
         4.50%, Due 8/15/2039 ..........................        1,000      1,045
      TOTAL U.S. TREASURY OBLIGATIONS ..................                  31,032
                                                                        --------

                                                             SHARES
                                                           ----------
SHORT TERM INVESTMENTS - 5.24%
      American Beacon U.S. Government Money Market
         Select Fund * .................................    5,000,000      5,000
      JP Morgan U.S. Government Money Market Fund ......   33,209,477     33,209

                                                               PAR
                                                             AMOUNT
                                                           ----------
      U.S. Treasury,
         0.03%, Due 12/10/2009 @ .......................   $    4,378      4,378
      TOTAL SHORT TERM INVESTMENTS .....................                  42,587
                                                                        --------
   TOTAL INVESTMENTS 99.79% - (COST $804,925)                            811,037
   OTHER ASSETS, NET OF LIABILITIES - 0.21% ............                   1,695
   TOTAL NET ASSETS - 100.00% ..........................                $812,732
                                                                        ========

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+++ Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $6,474 or 0.80% of net assets. The Fund has no right to demand registration of these securities.

#    Step Up/Down

ss The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

*    The Fund is affiliated by having the same investment advisor.

@ At October 31, 2009, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                              UNREALIZED
                         NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                         CONTRACTS      DATE       VALUE    (DEPRECIATION)
                         ---------   ----------   -------   --------------
Emini S&P 500 Index ..      802      Dec 2009     $41,423       $(831)
                                                  =======       =====

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
COMMON STOCKS - 93.63%
CONSUMER DISCRETIONARY - 12.90%
   HOTELS, RESTAURANTS & LEISURE - 1.28%
      Carnival Corp. ...................................       11,039   $    322
      McDonald's Corp. .................................       10,071        590
                                                                        --------
                                                                             912
                                                                        --------
   INTERNET & CATALOG RETAIL - 3.90%
      Amazon.com, Inc. ## ..............................        4,150        493
      eBay, Inc. ## ....................................       37,300        831
      priceline.com, Inc. ## ...........................        9,229      1,456
                                                                        --------
                                                                           2,780
                                                                        --------
      MEDIA - 0.98%
      The McGraw-Hill Companies, Inc. ..................       24,309        699
                                                                        --------
   MULTILINE RETAIL - 1.69%
      Costco Wholesale Corp. ...........................        5,500        312
      Kohl's Corp. ## ..................................        9,000        515
      Target Corp. .....................................        7,700        373
                                                                        --------
                                                                           1,200
                                                                        --------
   SPECIALTY RETAIL - 4.20%
      Aeropostale, Inc. ## .............................       15,243        572
      AutoZone, Inc. ## ................................        4,033        546
      Best Buy Company, Inc. ...........................       10,100        386
      Dollar Tree, Inc. ## .............................       12,730        574
      O'Reilly Automotive, Inc. ## .....................        8,950        334
      Ross Stores, Inc. ................................       13,299        585
                                                                        --------
                                                                           2,997
                                                                        --------
   TEXTILES & APPAREL - 0.85%
      Coach, Inc. ......................................       18,401        607
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY                                            9,195
                                                                        --------
CONSUMER STAPLES - 1.92%
   FOOD & DRUG RETAILING - 1.03%
      CVS Caremark Corp. ...............................       20,650        729
                                                                        --------
   HOUSEHOLD PRODUCTS - 0.89%
      Colgate-Palmolive Co. ............................        8,079        635
                                                                        --------
   TOTAL CONSUMER STAPLES                                                  1,364
                                                                        --------
ENERGY - 7.06%
   ENERGY EQUIPMENT & SERVICES - 1.61%
      FMC Technologies, Inc. ## ........................        5,850        308
      Transocean Ltd. ## ...............................        6,948        583
      Weatherford International Ltd. ## ................       14,600        256
                                                                        --------
                                                                           1,147
                                                                        --------

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
   OIL & GAS - 5.45%
      Apache Corp. .....................................        7,134   $    672
      EOG Resources, Inc. ..............................        7,548        616
      Murphy Oil Corp. .................................       11,237        687
      Occidental Petroleum Corp. .......................        7,975        605
      Peabody Energy Corp. .............................        6,250        247
      Petroleo Brasileiro S.A., ADR ....................        8,700        402
      Suncor Energy, Inc. ..............................       19,916        658
                                                                        --------
                                                                           3,887
                                                                        --------
   TOTAL ENERGY                                                            5,034
                                                                        --------
FINANCIALS - 10.86%
   BANKS - 3.17%
      Goldman Sachs Group, Inc. ........................        7,654      1,302
      JP Morgan Chase & Co. ............................       22,900        957
                                                                        --------
                                                                           2,259
                                                                        --------
   DIVERSIFIED FINANCIALS - 7.69%
      BlackRock, Inc. ..................................        3,050        660
      Charles Schwab Corp. .............................       33,500        581
      Franklin Resources, Inc. .........................        6,830        715
      IntercontinentalExchange, Inc. ## ................        3,250        326
      Invesco Ltd. .....................................        8,200        173
      Knight Capital Group, Inc. ## ....................       29,448        496
      Mastercard, Inc. .................................        3,600        789
      TD Ameritrade Holding Corp. ## ...................       29,553        570
      Visa, Inc. .......................................       15,450      1,171
                                                                        --------
                                                                           5,481
                                                                        --------
   TOTAL FINANCIALS                                                        7,740
                                                                        --------
HEALTH CARE - 12.45%
   BIOTECHNOLOGY - 2.00%
      Celgene Corp. ## .................................        6,400        327
      Gilead Sciences, Inc. ## .........................       25,821      1,098
                                                                        --------
                                                                           1,425
                                                                        --------
   HEALTH CARE EQUIPMENT & SUPPLIES - 2.24%
      Baxter International, Inc. .......................       12,600        681
      Becton, Dickinson & Co. ..........................        8,340        570
      Mindray Medical International Ltd. ...............       11,200        345
                                                                        --------
                                                                           1,596
                                                                        --------
   HEALTH CARE PROVIDERS & SERVICES - 1.72%
      McKesson Corp. ...................................       10,454        614
      WellPoint, Inc. ## ...............................       13,176        616
                                                                        --------
                                                                           1,230
                                                                        --------
   PHARMACEUTICALS - 6.49%
      Abbott Laboratories ..............................       12,855        650

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Amgen, Inc. ## ...................................       10,380   $    558
      Eli Lilly & Co. ..................................       18,823        640
      Johnson & Johnson ................................       10,225        604
      Medco Health Solutions, Inc. ## ..................       23,900      1,341
      Teva Pharmaceutical Industries Ltd., ADR .........       16,450        830
                                                                        --------
                                                                           4,623
                                                                        --------
   TOTAL HEALTH CARE                                                       8,874
                                                                        --------
INDUSTRIALS - 13.55%
   AEROSPACE & DEFENSE - 2.81%
      General Dynamics Corp. ...........................        9,779        613
      Lockheed Martin Corp. ............................        8,204        564
      United Technologies Corp. ........................       13,400        824
                                                                        --------
                                                                           2,001
                                                                        --------
   COMMERCIAL SERVICES & SUPPLIES - 3.57%
      Apollo Group, Inc.## .............................        8,926        510
      CH Robinson Worldwide, Inc. ......................        5,500        303
      H&R Block, Inc. ..................................       34,868        639
      Hewitt Associates, Inc. ## .......................       15,961        567
      ITT Educational Services, Inc. ## ................        5,862        530
                                                                        --------
                                                                           2,549
                                                                        --------
   CONSTRUCTION & ENGINEERING - 1.15%
      Aecom Technology Corp. ## ........................       10,200        257
      Fluor Corp. ......................................       12,690        564
                                                                        --------
                                                                             821
                                                                        --------
   ELECTRICAL EQUIPMENT - 0.43%
      First Solar, Inc. ## .............................        2,500        305
                                                                        --------
   INDUSTRIAL CONGLOMERATES - 0.82%
      3M Co. ...........................................        7,910        582
                                                                        --------
   MACHINERY - 3.08%
      Danaher Corp. ....................................       12,200        832
      Flowserve Corp. ..................................        6,423        631
      Joy Global, Inc. .................................       14,518        732
                                                                        --------
                                                                           2,195
                                                                        --------
      ROAD & RAIL - 1.22%
      Union Pacific Corp. ..............................       15,800        871
                                                                        --------
   TRADING COMPANIES & DISTRIBUTORS - 0.47%
      Fastenal Co. .....................................        9,700        335
                                                                        --------
   TOTAL INDUSTRIALS                                                       9,659
                                                                        --------
INFORMATION TECHNOLOGY - 30.53%
   COMMUNICATIONS EQUIPMENT - 6.23%
      Cisco Systems, Inc. ## ...........................       68,539      1,566

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Corning, Inc. ....................................       41,648   $    609
      Juniper Networks, Inc. ## ........................       20,850        532
      QUALCOMM, Inc. ...................................       41,859      1,733
                                                                        --------
                                                                           4,440
                                                                        --------
   COMPUTERS & PERIPHERALS - 9.49%
      Apple Computer, Inc. ## ..........................       11,201      2,111
      Dell, Inc. ## ....................................       44,740        648
      EMC Corp. ## .....................................       35,211        580
      Hewlett-Packard Co. ..............................       37,553      1,782
      International Business Machines Corp. ............        7,859        948
      Western Digital Corp. ## .........................       20,567        693
                                                                        --------
                                                                           6,762
                                                                        --------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.85%
      Intel Corp. ......................................       31,837        608
                                                                        --------
   INTERNET SOFTWARE & SERVICES - 2.73%
      Equinix, Inc. ## .................................        6,300        538
      Google, Inc. ## ..................................        2,630      1,410
                                                                        --------
                                                                           1,948
                                                                        --------
   IT CONSULTING & SERVICES - 4.23%
      Accenture plc ....................................       15,520        576
      Cognizant Technology Solutions Corp. ## ..........       47,275      1,827
      The Western Union Co. ............................       33,733        613
                                                                        --------
                                                                           3,016
                                                                        --------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.04%
      Lam Research Corp. ## ............................        7,100        239
      Linear Technology Corp. ## .......................        9,700        251
      Marvell Technology Group Ltd. ## .................       23,800        327
      Texas Instruments, Inc. ..........................       27,308        640
                                                                        --------
                                                                           1,457
                                                                        --------
   SOFTWARE - 4.96%
      Activision Blizzard, Inc. ## .....................       51,518        558
      Adobe Systems, Inc. ## ...........................       11,200        369
      Microsoft Corp. ..................................       48,080      1,333
      Oracle Corp. .....................................       60,380      1,274
                                                                        --------
                                                                           3,534
                                                                        --------
   TOTAL INFORMATION TECHNOLOGY                                           21,765
                                                                        --------
MATERIALS - 2.25%
   CHEMICALS - 1.03%
      Ecolab, Inc. .....................................        7,450        328
      Monsanto Co. .....................................        6,000        403
                                                                        --------
                                                                             731
                                                                        --------

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
   CONTAINERS & PACKAGING - 0.74%
      Owens-Illinois, Inc. ## ..........................       16,569   $    528
                                                                        --------
   METALS & MINING - 0.48%
      Freeport-McMoRan Copper & Gold, Inc. ## ..........        4,700        345
                                                                        --------
   TOTAL MATERIALS .....................................                   1,604
                                                                        --------
TELECOMMUNICATION SERVICES - 0.49%
   WIRELESS TELECOMMUNICATION SERVICES - 0.49%
      American Tower Corp. ## ..........................        9,450        348
                                                                        --------
UTILITIES - 1.62%
   GAS UTILITIES - 1.62%
      Petrohawk Energy Corp. ## ........................        9,700        228
      Southwestern Energy Co. ## .......................       21,300        928
                                                                        --------
   TOTAL UTILITIES .....................................                   1,156
                                                                        --------
   TOTAL COMMON STOCKS .................................                  66,739
                                                                        --------
SHORT TERM INVESTMENTS - 6.79%
      JP Morgan U.S. Government Money Market Fund ......    4,149,528      4,149

                                                               PAR
                                                             AMOUNT       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      U.S. Treasury,
         0.02%, Due 12/10/2009+++ ......................   $      693        693
   TOTAL SHORT TERM INVESTMENTS                                            4,842
                                                                        --------
TOTAL INVESTMENTS 100.42% - (COST $63,854)                                71,581
LIABILITIES, NET OF OTHER ASSETS - (0.42%)                                  (297)
TOTAL NET ASSETS - 100.00%                                              $ 71,284
                                                                        ========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+++ At October 31, 2009, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                              UNREALIZED
                          NUMBER OF   EXPIRATION   MARKET    APPRECIATION/
                          CONTRACTS      DATE       VALUE   (DEPRECIATION)
                         ----------   ----------   ------   --------------
Emini S&P 500 Index ..       92        Dec 2009    $4,752        $(96)
                                                   ======        ====

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
COMMON STOCKS - 91.74%
CONSUMER DISCRETIONARY - 17.63%
   AUDIO/VIDEO PRODUCTS - 1.06%
      Harman International Industries, Inc. ............       22,250   $    837
                                                                        --------
   AUTO COMPONENTS - 1.66%
      Advance Auto Parts, Inc. .........................       16,400        611
      Magna International, Inc. ........................       17,825        706
                                                                        --------
                                                                           1,317
                                                                        --------
   HOTELS, RESTAURANTS & LEISURE - 2.01%
      International Game Technology ....................       61,700      1,101
      Royal Caribbean Cruises Ltd. .....................       24,300        491
                                                                        --------
                                                                           1,592
                                                                        --------
   HOUSEHOLD DURABLES - 3.46%
      Black & Decker Corp. .............................       16,800        793
      Stanley Works ....................................       26,000      1,176
      Whirlpool Corp. ..................................       10,775        772
                                                                        --------
                                                                           2,741
                                                                        --------
   LEISURE EQUIPMENT & PRODUCTS - 0.64%
      Mattel, Inc. .....................................       26,550        503
                                                                        --------
   MEDIA - 1.17%
      Omnicom Group, Inc. ..............................       26,975        925
                                                                        --------
   MULTILINE RETAIL - 1.37%
      J.C. Penney Company, Inc. ........................       32,775      1,086
                                                                        --------
   SPECIALTY RETAIL - 5.92%
      Family Dollar Stores, Inc. .......................       27,500        778
      GameStop Corp. ## ................................       42,700      1,037
      Gildan Activewear, Inc. ## .......................       45,950        815
      Hanesbrands, Inc. ## .............................       40,600        878
      Regis Corp. ......................................       39,625        643
      Rent-A-Center, Inc. ## ...........................       29,200        536
                                                                        --------
                                                                           4,687
                                                                        --------
   TEXTILES & APPAREL - 0.34%
      Sealy Corp. ## ...................................       93,775        272
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY                                           13,960
                                                                        --------
CONSUMER STAPLES - 4.21%
   FOOD & DRUG RETAILING - 1.04%
      Sysco Corp. ......................................       31,000        820
                                                                        --------
   FOOD PRODUCTS - 0.68%
      Sara Lee Corp. ...................................       47,825        540
                                                                        --------

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
   PERSONAL PRODUCTS - 0.75%
      Avon Products, Inc. ..............................       18,425   $    591
                                                                        --------
   TOBACCO - 1.74%
      Lorillard, Inc. ..................................        8,900        692
      Reynolds American, Inc. ..........................       14,200        688
                                                                        --------
                                                                           1,380
                                                                        --------
   TOTAL CONSUMER STAPLES                                                  3,331
                                                                        --------
ENERGY - 4.30%
   ENERGY EQUIPMENT & SERVICES - 1.38%
      BJ Services Co. ..................................       56,775      1,090
                                                                        --------
   OIL & GAS - 2.92%
      El Paso Corp. ....................................       79,300        778
      Murphy Oil Corp. .................................       20,300      1,241
      Valero Energy Corp. ..............................       16,275        295
                                                                        --------
                                                                           2,314
                                                                        --------
   TOTAL ENERGY                                                            3,404
                                                                        --------
FINANCIALS - 23.60%
   BANKS - 7.22%
      Comerica, Inc. ...................................       32,700        907
      Fifth Third Bancorp ..............................      165,900      1,483
      First Horizon National Corp. ## ..................       13,135        155
      New York Community Bancorp, Inc. .................       51,300        554
      People's United Financial, Inc. ..................       24,854        398
      PNC Financial Services Group, Inc. ...............       35,203      1,723
      Popular, Inc. ....................................       59,175        128
      SunTrust Banks, Inc. .............................       19,400        371
                                                                        --------
                                                                           5,719
                                                                        --------
   DIVERSIFIED FINANCIALS - 3.07%
      Ameriprise Financial, Inc. .......................       11,800        409
      Capital One Financial Corp. ......................       36,500      1,336
      SLM Corp. ## .....................................       71,100        690
                                                                        --------
                                                                           2,435
                                                                        --------
   INSURANCE - 11.95%
      Axis Capital Holdings Ltd. .......................       31,300        904
      The Chubb Corp. ..................................       15,400        747
      Conseco, Inc. ## .................................       92,050        480
      Delphi Financial Group, Inc. .....................       47,800      1,037
      Fidelity National Financial, Inc. ................       62,800        852
      First American Corp. .............................        8,975        273
      Hartford Financial Services Group, Inc. ..........       15,400        378
      Protective Life Corp. ............................       46,725        900
      RenaissanceRe Holdings Ltd. ......................       20,275      1,064(p)

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Torchmark Corp. ..................................       25,425   $  1,032
      Validus Holdings Ltd. ............................       28,932        732
      Willis Group Holdings Ltd. .......................       37,700      1,018
      XL Capital Ltd. ..................................        2,600         43
                                                                        --------
                                                                           9,460
                                                                        --------
   REAL ESTATE - 1.36%
      Annaly Capital Management, Inc. ..................       63,600      1,075
                                                                        --------
   TOTAL FINANCIALS                                                       18,689
                                                                        --------
HEALTH CARE - 10.55%
   HEALTH CARE EQUIPMENT & SUPPLIES - 2.70%
      CareFusion Corp. ## ..............................       23,587        528
      IMS Health, Inc. .................................       47,625        781
      Zimmer Holdings, Inc. ## .........................       15,875        834
                                                                        --------
                                                                           2,143
                                                                        --------
   HEALTH CARE PROVIDERS & SERVICES - 7.85%
      Aetna, Inc. ......................................       24,000        625
      Cardinal Health, Inc. ............................       54,725      1,551
      CIGNA Corp. ......................................       25,700        715
      Coventry Health Care, Inc. ## ....................       40,200        797
      Mednax, Inc. ## ..................................       13,850        719
      Omnicare, Inc. ...................................       43,900        951
      Quest Diagnostics, Inc. ..........................       15,300        856
                                                                        --------
                                                                           6,214
                                                                        --------
   TOTAL HEALTH CARE                                                       8,357
                                                                        --------
INDUSTRIALS - 13.02%
   AEROSPACE & DEFENSE - 5.08%
      Goodrich Corp. ...................................       15,700        853
      L-3 Communications Holdings, Inc. ................       27,900      2,017
      Spirit Aerosystems Holdings, Inc. ## .............       72,600      1,156
                                                                        --------
                                                                           4,026
                                                                        --------
   BUILDING PRODUCTS - 0.49%
      Armstrong World Industries, Inc. ## ..............       10,475        390
                                                                        --------
   COMMERCIAL SERVICES & SUPPLIES - 0.45%
      Avery Dennison Corp. .............................        9,900        353
                                                                        --------
   ELECTRICAL EQUIPMENT - 0.83%
      Cooper Industries plc ## .........................       16,950        656
                                                                        --------
   FREIGHT TRANSPORTATION - 0.94%
      Ryder System, Inc. ...............................       18,400        746
                                                                        --------
   MACHINERY - 5.23%
      Brady Corp. ......................................       26,925        729

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Eaton Corp. ......................................       18,900   $  1,142
      Graco, Inc. ......................................       27,500        757
      ITT Industries, Inc. .............................       15,700        796
      SPX Corp. ........................................       13,500        713
                                                                        --------
                                                                           4,137
                                                                        --------
   TOTAL INDUSTRIALS                                                      10,308
                                                                        --------
INFORMATION TECHNOLOGY - 10.29%
   COMMUNICATIONS EQUIPMENT - 1.67%
      Alcatel-Lucent, ADR ..............................      250,323        924
      Motorola, Inc. ...................................       46,300        397
                                                                        --------
                                                                           1,321
                                                                        --------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.83%
      Avnet, Inc.## ....................................       45,875      1,137
      Tyco Electronics Ltd. ............................       52,175      1,109
                                                                        --------
                                                                           2,246
                                                                        --------
   IT CONSULTING & SERVICES - 2.70%
      Alliance Data Systems Corp. ## ...................       16,600        913
      Computer Sciences Corp. ## .......................       23,200      1,176
      Tech Data Corp. ## ...............................        1,272         49
                                                                        --------
                                                                           2,138
                                                                        --------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.93%
      Lam Research Corp. ## ............................       19,475        656
      Microchip Technology, Inc. .......................       36,300        870
                                                                        --------
                                                                           1,526
                                                                        --------
   SOFTWARE - 1.16%
      CA, Inc. .........................................       43,850        917
                                                                        --------
   TOTAL INFORMATION TECHNOLOGY                                            8,148
                                                                        --------
UTILITIES - 8.14%
   ELECTRIC UTILITIES - 5.33%
      CenterPoint Energy, Inc. .........................       61,400        774
      Edison International .............................       11,600        369
      Pinnacle West Capital Corp. ......................       21,900        686
      PNM Resources, Inc. ..............................       61,425        658
      Portland General Electric Co. ....................       39,050        726
      Xcel Energy, Inc. ................................       53,400      1,007
                                                                        --------
                                                                           4,220
                                                                        --------
   GAS UTILITIES - 2.81%
      MDU Resources Group, Inc. ........................       43,150        896
      Sempra Energy ....................................       14,925        768

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                             SHARES       VALUE
                                                           ----------   --------
                                                           (DOLLARS IN THOUSANDS)
      Spectra Energy Corp. .............................       29,200   $    558
                                                                        --------
                                                                           2,222
                                                                        --------
   TOTAL UTILITIES                                                         6,442
                                                                        --------
   TOTAL COMMON STOCKS                                                    72,639
                                                                        --------
PREFERRED STOCKS - 0.94%
CONSUMER DISCRETIONARY - 0.94%
   TEXTILES & APPAREL - 0.94%
      Sealy Corp. ## ...................................        9,571        745
                                                                        --------
SHORT TERM INVESTMENTS - 7.52%
      JP Morgan U.S. Government Money Market Fund ......    5,146,241      5,146

                                                               PAR
                                                             AMOUNT
                                                           ----------

      U.S. Treasury,
         0.02%, Due 12/10/2009+++ ......................   $      809        809
   TOTAL SHORT TERM INVESTMENTS                                            5,955
                                                                        --------
TOTAL INVESTMENTS 100.20% - (COST $83,304)                                79,339
LIABILITIES, NET OF OTHER ASSETS - (0.20%)                                  (162)
TOTAL NET ASSETS - 100.00%                                              $ 79,177
                                                                        ========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+++ At October 31, 2009, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                              UNREALIZED
                          NUMBER OF   EXPIRATION   MARKET    APPRECIATION/
                          CONTRACTS      DATE       VALUE   (DEPRECIATION)
                         ----------   ----------   ------   --------------
Emini S&P 400 Index ..       88        Dec 2009    $5,785       $(263)
                                                   ======       =====

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2009 (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                      BALANCED     LARGE CAP      MID-CAP
                                                                        FUND      GROWTH FUND   VALUE FUND
                                                                    -----------   -----------   ----------
ASSETS:
   Investments in unaffiliated securities, at value (A) .........   $   806,037   $    71,581   $   79,339
   Investments in affiliated securities, at value (B) ...........         5,000            --           --
   Receivable for investments sold ..............................         1,182           647          939
   Dividends and interest receivable ............................         4,168            38           29
   Receivable for fund shares sold ..............................           275           138          152
   Receivable for tax reclaims ..................................            12             2           --
   Receivable for expense reimbursement .........................            --            --            5
   Prepaid expenses .............................................            36             2           11
                                                                    -----------   -----------   ----------
      TOTAL ASSETS ..............................................       816,710        72,408       80,475
                                                                    -----------   -----------   ----------
LIABILITIES:
   Payable for investments purchased ............................         1,999           683          867
   Payable for fund shares redeemed .............................            55           183           99
   Payable for variation margin on open futures contracts .......         1,162           110          146
   Management and investment advisory fees payable (Note 2) .....           516           108          137
   Administrative service and service fees payable ..............            94             3           13
   Other liabilities ............................................           152            37           36
                                                                    -----------   -----------   ----------
       TOTAL LIABILITIES ........................................         3,978         1,124        1,298
                                                                    -----------   -----------   ----------
NET ASSETS ......................................................   $   812,732   $    71,284   $   79,177
                                                                    ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
Paid-in-capital .................................................       914,309        92,027      105,104
Undistributed net investment income .............................        19,001           274          492
Accumulated net realized (loss) .................................      (126,425)      (28,648)     (22,191)
Unrealized appreciation (depreciation) of investments, futures
contracts, and foreign currency .................................         5,847         7,631       (4,228)
                                                                    -----------   -----------   ----------
NET ASSETS ......................................................   $   812,732   $    71,284   $   79,177
                                                                    ===========   ===========   ==========
Shares outstanding (no par value):
   Institutional Class ..........................................     2,519,638        26,232      290,172
                                                                    ===========   ===========   ==========
   Investor Class ...............................................     8,662,478           N/A    3,101,252
                                                                    ===========   ===========   ==========
   Advisor Class ................................................       600,234           N/A          897
                                                                    ===========   ===========   ==========
   AMR Class ....................................................    60,213,998    14,220,106    7,066,440
                                                                    ===========   ===========   ==========
Net asset value, offering and redemption price per share:
   Institutional Class ..........................................   $     11.83   $      4.97   $     7.57
                                                                    ===========   ===========   ==========
   Investor Class ...............................................   $     10.96           N/A   $     7.54
                                                                    ===========   ===========   ==========
   Advisor Class ................................................   $     11.35           N/A   $     7.49
                                                                    ===========   ===========   ==========
   AMR Class ....................................................   $     11.31   $      5.00   $     7.59
                                                                    ===========   ===========   ==========
(A) Cost of investments in unaffiliated securities ..............   $   799,359   $    63,854   $   83,304
(B) Cost of investments in affiliated securities ................   $     5,000   $        --   $       --

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009
(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                      BALANCED     LARGE CAP      MID-CAP
                                                                        FUND      GROWTH FUND   VALUE FUND
                                                                    -----------   -----------   ----------
INVESTMENT INCOME:
   Dividend income from unaffiliated securities (net of foreign
      taxes) (A) ................................................    $ 12,955      $    808      $ 1,221
   Dividend income from affiliated securities ...................          55             5            6
   Interest income ..............................................      16,344             1            1
   Income derived from securities lending, net ..................         588            55           58
                                                                     --------      --------      -------
         TOTAL INVESTMENT INCOME ................................      29,942           869        1,286
                                                                     --------      --------      -------
EXPENSES:
   Management and investment advisory fees (Note 2) .............       1,681           275          360
   Administrative service fees (Note 2):
      Institutional Class .......................................         108            --            6
      Investor Class ............................................         285            --           52
      Advisor Class .............................................          20            --           --
      AMR Class .................................................         297            29           19
   Transfer agent fees:
      Institutional Class .......................................           3            --            1
      Investor Class ............................................           6            --            3
      Advisor Class .............................................           1            --           --
      AMR Class .................................................          39             4            1
   Custody and fund accounting fees .............................         119             8            8
   Professional fees ............................................          49            27           28
   Registration fees and expenses ...............................          39            --           34
   Service fees (Note 2):
      Investor Class ............................................         286            --           44
      Advisor Class .............................................          17            --           --
   Distribution fees- Advisor Class (Note 2) ....................          17            --           --
   Prospectus and shareholder reports ...........................          54            11            5
   Trustee fees .................................................          82             5            4
   Other expenses ...............................................          78             9           12
                                                                     --------      --------      -------
         TOTAL EXPENSES .........................................       3,181           368          577
                                                                     --------      --------      -------
   Net (fees waived and expenses reimbursed)/recouped by Manager
      (Note 2) ..................................................          --            --          (22)
                                                                     --------      --------      -------
         NET EXPENSES ...........................................       3,181           368          555
                                                                     --------      --------      -------
NET INVESTMENT INCOME ...........................................      26,761           501          731
                                                                     --------      --------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ...............................................     (44,409)      (12,980)      (9,311)
      Commission recapture (Note 1) .............................           8             6           21
      Futures contracts .........................................      (7,775)         (639)        (492)
   Change in net unrealized appreciation or depreciation of:
      Investments ...............................................     131,072        19,773       23,675
      Futures contracts .........................................       8,931           677        1,128
                                                                     --------      --------      -------
         NET GAIN ON INVESTMENTS ................................      87,827         6,837       15,021
                                                                     --------      --------      -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............    $114,588      $  7,338      $15,752
                                                                     ========      ========      =======
(A) Foreign taxes ...............................................    $     24      $      2      $     1

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                                               Large Cap
                                                                    Balanced Fund             Growth Fund        Mid-Cap Value Fund
                                                              -------------------------   -------------------   -------------------
                                                                  Year          Year        Year       Year       Year       Year
                                                                 Ended         Ended        Ended      Ended      Ended      Ended
                                                              October 31,   October 31,    October    October    October    October
                                                                  2009          2008      31, 2009   31, 2008   31, 2009   31, 2008
                                                              -----------   -----------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ..................................    $  26,761    $   35,336    $    501   $    868   $    731   $  1,382
   Net realized (loss) on investments, futures
      contracts, and foreign currency transactions ........      (52,176)      (67,673)    (13,613)   (14,713)    (9,782)   (12,043)
   Change in net unrealized appreciation or
      depreciation of investments, futures contracts,
      and foreign currency translations ...................      140,003      (277,483)     20,450    (24,338)    24,803    (31,024)
                                                               ---------    ----------    --------   --------   --------   --------
      NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ........................      114,588      (309,820)      7,338    (38,183)    15,752    (41,685)
                                                               ---------    ----------    --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class .................................       (1,697)       (1,424)         (1)        (1)       (42)       (84)
      Investor Class ......................................       (4,916)       (5,471)         --         --       (285)      (326)
      Advisor Class .......................................           --          (318)         --         --         --         --
      AMR Class ...........................................      (28,892)      (27,782)       (836)      (791)      (838)    (1,140)
   Net realized gain on investments:
      Institutional Class .................................           --        (2,559)         --         (3)        --       (405)
      Investor Class ......................................           --       (10,490)         --         --         --     (2,179)
      Advisor Class .......................................           --          (602)         --         --         --         --
      AMR Class ...........................................           --       (45,704)         --     (2,748)        --     (4,985)
                                                               ---------    ----------    --------   --------   --------   --------
         NET DISTRIBUTIONS TO SHAREHOLDERS ................      (35,505)      (94,350)       (837)    (3,543)    (1,165)    (9,119)
                                                               ---------    ----------    --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ..........................       88,318        83,795      20,562     34,857     26,852     30,505
   Reinvestment of dividends and distributions ............       35,347        93,808         837      3,543      1,163      9,098
   Cost of shares redeemed ................................     (143,929)     (181,757)    (13,675)   (41,432)   (16,512)   (63,782)
   Redemption fees ........................................           --            --          --         --         27         43
                                                               ---------    ----------    --------   --------   --------   --------
         NET INCREASE (DECREASE) IN NET ASSETS FROM
            CAPITAL SHARE TRANSACTIONS ....................      (20,264)       (4,154)      7,724     (3,032)    11,530    (24,136)
                                                               ---------    ----------    --------   --------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS .....................       58,819      (408,324)     14,225    (44,758)    26,117    (74,940)
                                                               ---------    ----------    --------   --------   --------   --------
NET ASSETS:
   Beginning of period ....................................      753,913     1,162,237      57,059    101,817     53,060    128,000
                                                               ---------    ----------    --------   --------   --------   --------
   END OF PERIOD * ........................................    $ 812,732    $  753,913    $ 71,284   $ 57,059   $ 79,177   $ 53,060
                                                               =========    ==========    ========   ========   ========   ========
* Includes undistributed net investment income (loss) of ..    $  19,001    $   27,287    $    274   $    610   $    492   $    937
                                                               =========    ==========    ========   ========   ========   ========

                             See accompanying notes

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, and the American Beacon Mid-Cap Value Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

     Prior to March 1, 2009, the Investor and Advisor Classes were known as the PlanAhead and Service Classes, respectively.

     Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:
------                -----------
INSTITUTIONAL CLASS   Investors making an initial investment of $250,000
INVESTOR CLASS        General public and investors investing through an
                      intermediary
ADVISOR CLASS         Investors investing through an intermediary
AMR CLASS             Investors in the tax-exempt retirement and benefit plans
                      of AMR Corporation and its affiliates

     Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

     Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

     Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

Valuation Inputs

     Various inputs may be used to determine the value of the Funds' investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Prices determined using other significant observable inputs.
               These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

     Level 3 - Prices determined using other significant unobservable inputs.
               Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

     The Funds' investments are summarized by level based on the inputs used to determine their values. As of October 31, 2009 the investments were classified as described below: (in thousands)

BALANCED FUND                                        Level 1    Level 2   Level 3     Total
-------------                                       --------   --------   -------   --------
Common Stock.....................................   $464,468   $     --     $--     $464,468
Corporate Obligations............................         --    145,719      --      145,719
Non-Agency Mortgage Backed Obligations...........         --     18,224      --       18,224
Asset-Backed Obligations.........................         --      5,470      --        5,470
U.S. Agency Mortgage Backed Obligations..........         --     55,932      --       55,932
U.S. Agency Obligations..........................         --     47,605      --       47,605
U.S. Treasury Obligations........................         --     31,032      --       31,032
Short Term Investments...........................     38,209      4,378      --       42,587
                                                    --------   --------     ---     --------
   Total Investments in Securities...............   $502,677   $308,360     $--     $811,037
                                                    ========   ========     ===     ========
Futures Contracts................................     41,423                          41,423

LARGE CAP GROWTH FUND                               Level 1   Level 2   Level 3    Total
---------------------                               -------   -------   -------   -------
Common Stock.....................................   $66,739    $ --       $--     $66,739
Short Term Investments...........................     4,149     693        --       4,842
                                                    -------    ----       ---     -------
   Total Investments in Securities...............   $70,888    $693       $--     $71,581
                                                    =======    ====       ===     =======
Futures Contracts................................     4,752                         4,752

MID-CAP VALUE FUND                                  Level 1   Level 2   Level 3    Total
------------------                                  -------   -------   -------   -------
Common Stock.....................................   $72,639    $ --       $--     $72,639
Preferred Stock..................................       745      --        --         745
Short Term Investments...........................     5,146     809        --       5,955
                                                    -------    ----       ---     -------
   Total Investments in Securities...............   $78,530    $809       $--     $79,339
                                                    =======    ====       ===     =======
Futures Contracts................................     5,785                         5,785

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as a Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Balanced

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2009 (in thousands)

                                                                   Liability
Statement of Assets and Liabilities                               Derivatives      Fair Value
-----------------------------------                            -----------------   ----------
Unrealized appreciation of investments, futures contracts,
   and foreign currency.....................................   Equity Contracts*     $(831)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2009 (in thousands)

Statement of Operations                                            Derivative      Fair Value
-----------------------                                        -----------------   ----------
Net realized gain (loss) from futures contracts.............   Equity Contracts     $(7,775)
Change in net unrealized appreciation or depreciation of
   futures contracts........................................   Equity Contracts       8,931

Large Cap Growth

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2009 (in thousands)

                                                                   Liability
Statement of Assets and Liabilities                               Derivatives      Fair Value
-----------------------------------                            -----------------   ----------
Unrealized appreciation of investments, futures contracts,
   and foreign currency.....................................   Equity Contracts*      $(96)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2009 (in thousands)

Statement of Operations                                            Derivative      Fair Value
-----------------------                                        -----------------   ----------
Net realized gain (loss) from futures contracts.............    Equity Contracts     $(639)
Change in net unrealized appreciation or depreciation of
   futures contracts........................................    Equity Contracts       677

Mid-Cap Value

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2009 (in thousands)

                                                                   Liability
Statement of Assets and Liabilities                               Derivatives      Fair Value
-----------------------------------                            -----------------   ----------
Unrealized appreciation of investments, futures contracts,
   and foreign currency.....................................   Equity Contracts*     $(263)

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2009 (in thousands)

Statement of Operations                                           Derivative       Fair Value
-----------------------                                        -----------------   ----------
Net realized gain (loss) from futures contracts.............    Equity Contracts     $(492)
Change in net unrealized appreciation or depreciation of
   futures contracts........................................    Equity Contracts      1,128

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

Dividends to Shareholders

     Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

     Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

     The AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Funds. The "first-in, first-out" method is used to determine the holding period. The fee is allocated to all classes of each Fund pro-rata based on their respective net assets.

Other

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management and securities lending services. Investment assets of Funds are managed multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities for the Funds. Management fees paid during the year ended October 31, 2009 were as follows (dollars in thousands):

                                                            AMOUNTS PAID   NET AMOUNTS
                             MANAGEMENT FEE   MANAGEMENT   TO INVESTMENT   RETAINED BY
                                  RATE            FEE         ADVISORS       MANAGER
                             --------------   ----------   -------------   -----------
Balanced..................    0.175%-0.65%      $1,681         $1,317          $364
Large Cap Growth..........     0.30%-0.60%         275            246            29
Mid-Cap Value.............     0.35%-0.90%         360            331            29

     On May 19, 2009 the Funds terminated their security lending program. Prior to that, as compensation for services provided by the Manager in connection with securities lending activities, the lending Funds paid to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the year ended October 31, 2009, securities lending fees paid to the Manager were as follows (in thousands):

Balanced..................   $69
Large Cap Growth..........     7
Mid-Cap Value.............     7

Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Investor, and Advisor Classes and 0.05% of the average daily net assets of the AMR Class of each of the Funds.

Distribution Plans

     The Trust, except for the Advisor Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Advisor Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor and Advisor Classes. As compensation for performing the duties required under the Service Plans, the Manager receives up to 0.375% of the average daily net assets of the Investor Class and 0.25% of the average daily net assets of the Advisor Class of each Fund.

Brokerage Commissions

     Affiliated entities of a sub-advisor to the Large Cap Growth Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $628 for the year ended October 31, 2009.

Investment in Affiliated Funds

     The Funds may invest in the American Beacon Money Market Select Fund (the "MM Select Fund") or the US Government Money Market Select Fund (the "USG Select Fund") (collectively, the "Select Funds"). Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Funds. The Funds and the Select Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee up to 0.09% of its average daily net assets. During the year ended October 31, 2009, fees earned by the Manager from the Select Funds were as follows (in thousands):

                                                          SECURITIES LENDING
                                 DIRECT INVESTMENT IN   COLLATERAL INVESTED IN
                                   AFFILIATED FUNDS        AFFILIATED FUNDS      TOTAL
                                 --------------------   ----------------------   -----
Balanced......................            $ 5                     $6              $11
Large Cap Growth..............             --                      1                1
Mid-Cap Value.................             --                      1                1

Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the year ended October 31, 2009, the Fund did not utilize the credit facility.

Reimbursement of Expenses

     The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Fund's expense cap. For the period ended October 31, 2009, the Manager waived or reimbursed expenses as follows:

                                                     Expense Cap
                                   -----------------------------------------------
                                                   11/1/08    3/1/09     WAIVED OR
                                                      TO        TO      REIMBURSED
FUND                                    CLASS      2/28/09   10/31/09    EXPENSES
----                               -------------   -------   --------   ----------
Large Cap Growth................   Institutional    0.90%        --       $    21
Mid-Cap Value...................   Institutional    0.98%      0.98%        2,949
Mid-Cap Value...................   Investor         1.23%      1.23%       19,360
Mid-Cap Value...................   Advisor          1.50%      1.50%            2

Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

year ended October 31, 2009, the Funds have not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows (in thousands)

                                              BALANCED                LARGE CAP GROWTH             MID-CAP VALUE
                                     -------------------------   -------------------------   -------------------------
                                      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                     OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                         2009          2008          2009          2008          2009          2008
                                     -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ...........     $ 1,697       $ 1,997         $  1         $    1        $   42        $  139
   Investor Class ................       4,916         7,821           --             --           285           618
   Advisor Class .................          --           453           --             --            --            --
   AMR Class .....................      28,892        38,025          836            791           838         1,809
LONG-TERM CAPITAL GAIN
   Institutional Class ...........          --         1,986           --              3            --           350
   Investor Class ................          --         8,140           --             --            --         1,887
   Advisor Class .................          --           467           --             --            --            --
   AMR Class .....................          --        35,461           --          2,748            --         4,316
                                       -------       -------         ----         ------        ------        ------
      TOTAL DISTRIBUTIONS PAID ...     $35,505       $94,350         $837         $3,543        $1,165        $9,119
                                       =======       =======         ====         ======        ======        ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                                LARGE CAP    MID-CAP
                                                                     BALANCED    GROWTH       VALUE
                                                                    ---------   ---------   --------
Cost basis of investments for federal income tax purposes........   $ 839,225   $ 64,683    $ 83,982
Unrealized appreciation..........................................      76,020      9,513       7,165
Unrealized depreciation..........................................    (104,208)    (2,615)    (11,808)
                                                                    ---------   --------    --------
Net unrealized appreciation/(depreciation).......................     (28,188)     6,898      (4,643)
Undistributed ordinary income....................................      19,568        275         491
Undistributed long-term gain/(loss)..............................     (92,136)   (27,820)    (21,512)
Other temporary differences .....................................        (821)       (96)       (263)
                                                                    ---------   --------    --------
Distributable earnings...........................................   $(101,577)  $(20,743)   $(25,927)
                                                                    =========   ========    ========

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and reclassifications of income from real estate investment securities.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses that have been reclassified as of October 31, 2009 (in thousands):

                                                                                LARGE CAP    MID-CAP
                                                                     BALANCED     GROWTH      VALUE
                                                                    ---------   ---------   --------
Paid-in-capital .................................................     $   5        $ 1        $ (8)
Undistributed net investment income .............................       458         --         (11)
Accumulated net realized gain (loss) ............................      (463)        (1)         20
Unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency ...............................        --         --          (1)

     At October 31, 2009, capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

FUND                                                                  2016      2017     TOTAL
----                                                                -------   -------   -------
Balanced.........................................................   $68,541   $24,427   $92,968
Large Cap Growth.................................................    15,053    12,863    27,916
Mid-Cap Value....................................................    13,378     8,397    21,775

4. INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2009 were as follows (in thousands):

                                                                                LARGE CAP    MID-CAP
                                                                     BALANCED    GROWTH       VALUE
                                                                    ---------   ---------   --------
Purchases (excluding U.S. government securities).................    $408,499    $92,947     $42,292
Sales and maturities (excluding U.S. government securities)......     389,577     79,554      22,409
Purchases of U.S. government securities..........................     116,709         --          --
Sales and maturities of U.S. government securities...............     104,913         --          --

     A summary of the Funds' direct transactions in Select Funds for the year ended October 31, 2009 is set forth below (in thousands):

                                                         OCTOBER 31, 2008                            OCTOBER 31, 2009
                                        AFFILIATE      SHARES/MARKET VALUE   PURCHASES    SALES    SHARES/MARKET VALUE
                                     ---------------   -------------------   ---------   -------   -------------------
Balanced..........................   MM Select Fund          $34,006          $    --    $34,006          $   --
Balanced..........................   USG Select Fund              --           10,000      5,000           5,000
Large Cap Growth..................   MM Select Fund            3,451               --      3,451              --
Mid-Cap Value.....................   MM Select Fund            4,196               --      4,196              --

5. SECURITIES LENDING

     Prior to May 19, 2009, the Funds, the Agent, and the Manager retained 75%, 15%, and 10%, respectively, of the income generated from securities lending, as stated on the Statements of Operations.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

6. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

YEAR ENDED OCTOBER 31, 2009

                                                       INSTITUTIONAL
                                                           CLASS           INVESTOR CLASS      ADVISOR CLASS        AMR CLASS
                                                     -----------------   -----------------   ----------------   -----------------
BALANCED FUND                                        SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT
-------------                                        ------   --------   ------   --------   ------   -------   ------   --------
Shares sold ......................................    1,198   $ 12,097    2,427   $ 24,255      76    $   744    5,034   $ 51,222
Reinvestment of dividends ........................      170      1,684      517      4,771      --         --    3,047     28,892
Shares redeemed ..................................   (2,288)   (23,603)  (4,930)   (47,789)   (261)    (2,590)  (7,155)   (69,947)
                                                     ------   --------   ------   --------    ----    -------   ------   --------
Net increase (decrease) in shares outstanding ....     (920)  $ (9,822)  (1,986)  $(18,763)   (185)   $(1,846)     926   $ 10,167
                                                     ======   ========   ======   ========    ====    =======   ======   ========

                                                      INSTITUTIONAL
                                                          CLASS            AMR CLASS
                                                     ---------------   -----------------
LARGE CAP GROWTH FUND                                SHARES   AMOUNT   SHARES    AMOUNT
---------------------                                ------   ------   ------   --------
Shares sold ......................................     27      $121     4,528   $ 20,441
Reinvestment of dividends ........................     --         1       205        836
Shares redeemed ..................................    (19)      (93)   (3,124)   (13,582)
                                                      ---      ----    ------   --------
Net increase in shares outstanding ...............      8      $ 29     1,609   $  7,695
                                                      ===      ====    ======   ========

                                                      INSTITUTIONAL
                                                          CLASS         INVESTOR CLASS      ADVISOR CLASS        AMR CLASS
                                                     ---------------   ----------------    ---------------   -----------------
MID-CAP VALUE FUND                                   SHARES   AMOUNT   SHARES    AMOUNT    SHARES   AMOUNT   SHARES    AMOUNT
------------------                                   ------   ------   ------   -------    ------   ------   ------   --------
Shares sold ......................................      39    $ 255    1,083    $ 6,831       1      $ 5      3,018   $ 19,761
Reinvestment of dividends ........................       7       41       52        284      --       --        153        838
Shares redeemed ..................................    (136)    (792)*   (834)    (4,607)*    --       --*    (1,846)   (11,086)*
                                                      ----    -----    -----    -------     ---      ---     ------   --------
Net increase (decrease) in shares outstanding ....     (90)   $(496)     301    $ 2,508       1      $ 5      1,325   $  9,513
                                                      ====    =====    =====    =======     ===      ===     ======   ========

*    Net of Redemption Fees

PERIOD ENDED OCTOBER 31, 2008

                                                       INSTITUTIONAL
                                                           CLASS           INVESTOR CLASS      ADVISOR CLASS        AMR CLASS
                                                     -----------------   -----------------   ----------------   -----------------
BALANCED FUND                                        SHARES    AMOUNT    SHARES    AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT
-------------                                        ------   --------   ------   --------   ------   -------   ------   --------
Shares sold ......................................    1,198   $ 16,083    2,230   $ 28,546     297    $ 3,951    2,713   $ 35,215
Reinvestment of dividends ........................      272      3,895    1,160     15,508      70        920    5,368     73,485
Shares redeemed ..................................   (1,225)   (16,311)  (6,179)   (76,210)   (218)    (2,729)  (6,818)   (86,507)
                                                     ------   --------   ------   --------    ----    -------   ------   --------
Net increase (decrease) in shares outstanding ....      245   $  3,667   (2,789)  $(32,156)    149    $ 2,142    1,263   $ 22,193
                                                     ======   ========   ======   ========    ====    =======   ======   ========

                                                      INSTITUTIONAL
                                                          CLASS            AMR CLASS
                                                     ---------------   -----------------
LARGE CAP GROWTH FUND                                SHARES   AMOUNT   SHARES    AMOUNT
---------------------                                ------   ------   ------   --------
Shares sold ......................................      4      $22      5,386   $ 34,835
Reinvestment of dividends ........................     --        4        492      3,539
Shares redeemed ..................................     (1)      (8)    (6,432)   (41,424)
                                                      ---      ---     ------   --------
Net increase (decrease) in shares outstanding ....      3      $18       (554)  $ (3,050)
                                                      ===      ===     ======   ========

                                                       INSTITUTIONAL
                                                           CLASS           INVESTOR CLASS      ADVISOR CLASS        AMR CLASS
                                                     ----------------    -----------------    ---------------   -----------------
MID-CAP VALUE FUND                                   SHARES    AMOUNT    SHARES    AMOUNT     SHARES   AMOUNT   SHARES    AMOUNT
------------------                                   ------   -------    ------   --------    ------   ------   ------   --------
Shares sold ......................................     322    $ 2,868     1,423   $ 12,385       --     $--      1,756   $ 15,252
Reinvestment of dividends ........................      50        469       263      2,504       --      --        641      6,125
Shares redeemed ..................................    (541)    (4,589)*  (2,825)   (25,705)*     --      --*    (3,772)   (33,445)*
                                                      ----    -------    ------   --------      ---     ---     ------   --------
Net (decrease) in shares outstanding .............    (169)   $(1,252)   (1,139)  $(10,816)      --     $--     (1,375)  $(12,068)
                                                      ====    =======    ======   ========      ===     ===     ======   ========

*    Net of Redemption Fees

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

7. SUBSEQUENT EVENTS

     Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through December 23, 2009. Management has determined that there are no material events that would require disclosure in the Funds' financial statements through this date.

                       This page intentionally left blank.

AMERICAN BEACON BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                           Institutional Class
                                                          Year Ended October 31,
                                               --------------------------------------------
                                                 2009     2008      2007     2006     2005
                                               -------  -------   -------  -------  -------
Net asset value, beginning of period ........  $ 10.63  $ 16.09   $ 15.83  $ 15.00  $ 14.31
                                               -------  -------   -------  -------  -------
Income from investment operations:
   Net investment income(A) .................     0.43     0.47      0.50     0.39     0.36
   Net gains (losses) on securities (both
      realized and unrealized) ..............     1.25    (4.70)     0.90     1.54     1.11
                                               -------  -------   -------  -------  -------
Total income (loss) from investment
   operations ...............................     1.68    (4.23)     1.40     1.93     1.47
                                               -------  -------   -------  -------  -------
Less distributions:
   Dividends from net investment income .....    (0.48)   (0.44)    (0.42)   (0.38)   (0.31)
   Distributions from net realized gains on
      securities ............................       --    (0.79)    (0.72)   (0.72)   (0.47)
                                               -------  -------   -------  -------  -------
Total distributions .........................    (0.48)   (1.23)    (1.14)   (1.10)   (0.78)
                                               -------  -------   -------  -------  -------
Net asset value, end of period ..............  $ 11.83  $ 10.63   $ 16.09  $ 15.83  $ 15.00
                                               =======  =======   =======  =======  =======
Total return(E) .............................    16.64%  (28.23)%    9.31%   13.60%   10.53%
                                               =======  =======   =======  =======  =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)..  $29,808  $36,557   $51,399  $22,587  $14,122
   Ratios to average net assets (annualized):
   Expenses, net of waivers .................     0.60%    0.56%     0.57%    0.59%    0.56%
   Expenses, before waivers .................     0.60%    0.56%     0.57%    0.59%    0.56%
   Net investment income, net of waivers ....     3.60%    3.37%     2.91%    2.81%    2.45%
   Net investment income (loss), before
      waivers ...............................     3.60%    3.37%     2.91%    2.81%    2.45%
   Portfolio turnover rate ..................       57%      53%       50%      59%      58%

                                                                Investor Class
                                                            Year Ended October 31,
                                               -------------------------------------------------
                                                 2009     2008       2007      2006        2005
                                               -------  --------   --------  --------    -------
Net asset value, beginning of period ........  $  9.91  $  15.09   $  14.91  $  14.20    $ 13.62
                                               -------  --------   --------  --------    -------
Income from investment operations:
   Net investment income(A) .................     0.30      0.41       0.41      0.35       0.34
   Net gains (losses) on securities (both
      realized and unrealized) ..............     1.23     (4.39)      0.87      1.44       1.01
                                               -------  --------   --------  --------    -------
Total income (loss) from investment
   operations ...............................     1.53     (3.98)      1.28      1.79       1.35
                                               -------  --------   --------  --------    -------
Less distributions:
   Dividends from net investment income .....    (0.48)    (0.41)     (0.38)    (0.36)     (0.30)
   Distributions from net realized gains on
      securities ............................       --     (0.79)     (0.72)    (0.72)     (0.47)
                                               -------  --------   --------  --------    -------
Total distributions .........................    (0.48)    (1.20)     (1.10)    (1.08)     (0.77)
                                               -------  --------   --------  --------    -------
Net asset value, end of period ..............  $ 10.96  $   9.91   $  15.09  $  14.91    $ 14.20
                                               =======  ========   ========  ========    =======
Total return(E) .............................    16.29%   (28.39)%     9.06%    13.31%     10.12%
                                               =======  ========   ========  ========    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)..  $94,915  $105,473   $202,750  $111,837    $86,875
   Ratios to average net assets (annualized):
   Expenses, net of waivers .................     0.89%     0.82%      0.83%     0.85%      0.86%
   Expenses, before waivers .................     0.89%     0.82%      0.83%     0.85%      0.86%
   Net investment income, net of waivers ....     3.26%     3.12%      2.65%     2.55%      2.14%
   Net investment income (loss), before
      waivers ...............................     3.26%     3.12%      2.65%     2.55%      2.14%
   Portfolio turnover rate ..................       57%       53%        50%       59%        58%

                                                               Advisor Class
                                               ---------------------------------------------
                                                    Year Ended October 31,        May 31 to
                                               --------------------------------  October 31,
                                                2009     2008     2007    2006       2005
                                               ------  -------   ------  ------  -----------
Net asset value, beginning of period ........  $ 9.77  $ 14.95   $14.83  $14.16  $  13.96
                                               ------  -------   ------  ------  --------
Income from investment operations:
   Net investment income(A) .................    0.37     0.34     0.41    0.38      0.09
   Net gains (losses) on securities (both
      realized and unrealized) ..............    1.21    (4.31)    0.83    1.35      0.11
                                               ------  -------   ------  ------  --------
Total income (loss) from investment
   operations ...............................    1.58    (3.97)    1.24    1.73      0.20
                                               ------  -------   ------  ------  --------
Less distributions:
   Dividends from net investment income .....      --    (0.42)   (0.40)  (0.34)       --
   Distributions from net realized gains on
      securities ............................      --    (0.79)   (0.72)  (0.72)       --
                                               ------  -------   ------  ------  --------
Total distributions .........................      --    (1.21)   (1.12)  (1.06)       --
                                               ------  -------   ------  ------  --------
Net asset value, end of period ..............  $11.35  $  9.77   $14.95  $14.83  $  14.16
                                               ======  =======   ======  ======  ========
Total return(E) .............................   16.17%  (28.65)%   8.83%  12.94%     1.43%(B)
                                               ======  =======   ======  ======  ========
Ratios and supplemental data:
   Net assets, end of period (in thousands)..  $6,812  $ 7,674   $9,504  $1,562  $      1
   Ratios to average net assets (annualized):
   Expenses, net of waivers .................    1.09%    1.07%    1.07%   1.22%     1.09%(C)
   Expenses, before waivers .................    1.09%    1.07%    1.07%   1.22%   360.24%(C)
   Net investment income, net of waivers ....    3.06%    2.86%    2.34%   2.18%     1.52%(C)
   Net investment income (loss), before
      waivers ...............................    3.06%    2.86%    2.34%   2.17%  (357.63)%(C)
   Portfolio turnover rate ..................      57%      53%      50%     59%       58%(D)


                                                                   AMR Class
                                               -------------------------------------------------
                                                             Year Ended October 31,
                                               -------------------------------------------------
                                                 2009      2008       2007      2006      2005
                                               --------  --------   --------  --------  --------
Net asset value, beginning of period ........  $  10.19  $  15.49   $  15.27  $  14.49  $  13.87
                                               --------  --------   --------  --------  --------
Income from investment operations:
   Net investment income(A) .................      0.39      0.49       0.50      0.45      0.39
   Net gains (losses) on securities (both
      realized and unrealized) ..............      1.24     (4.52)      0.89      1.46      1.05
                                               --------  --------   --------  --------  --------
Total income (loss) from investment
   operations ...............................      1.63     (4.03)      1.39      1.91      1.44
                                               --------  --------   --------  --------  --------
Less distributions:
   Dividends from net investment income .....     (0.51)    (0.48)     (0.45)    (0.41)    (0.35)
   Distributions from net realized gains on
      securities ............................        --     (0.79)     (0.72)    (0.72)    (0.47)
                                               --------  --------   --------  --------  --------
Total distributions .........................     (0.51)    (1.27)     (1.17)    (1.13)    (0.82)
                                               --------  --------   --------  --------  --------
Net asset value, end of period ..............  $  11.31  $  10.19   $  15.49  $  15.27  $  14.49
                                               ========  ========   ========  ========  ========
Total return(E) .............................     16.95%   (28.08)%     9.59%    13.98%    10.63%
                                               ========  ========   ========  ========  ========
Ratios and supplemental data:
   Net assets, end of period (in thousands)..  $681,197  $604,209   $898,584  $817,333  $712,073
   Ratios to average net assets (annualized):
   Expenses, net of waivers .................      0.35%     0.31%      0.31%     0.33%     0.33%
   Expenses, before waivers .................      0.35%     0.31%      0.31%     0.33%     0.33%
   Net investment income, net of waivers ....      3.75%     3.62%      3.21%     3.08%     2.70%
   Net investment income (loss), before
      waivers ...............................      3.75%     3.62%      3.21%     3.08%     2.70%
   Portfolio turnover rate ..................        57%       53%        50%       59%       58%


(A) Through October 31, 2005, net investment income was calculated by subtracting class expenses per share from the Fund's net investment income per share before class expenses.

(B)  Not annualized.

(C)  Annualized.

(D) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

(E) May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. For the Institutional Class for the year ended 2005 the Total return has been restated from 12.78%. For the Advisor Class for the years ended 2008, 2007, and 2006, the Total returns have been restated from (28.58%), 8.76%, and 13.01%, respectively.

AMERICAN BEACON LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                      Institutional Class
                                                                        ------------------------------------------------
                                                                                     Year Ended October 31,
                                                                        ------------------------------------------------
                                                                        2009(A)     2008      2007     2006(B)     2005
                                                                        -------   --------   ------    -------   -------
Net asset value, beginning of period ................................   $ 4.49    $  7.67    $ 6.89    $ 6.18    $ 5.82
                                                                        ------    -------    ------    ------    ------
Income from investment operations:
   Net investment income ............................................     0.03       0.05      0.04      0.04      0.04
   Net gains (losses) on securities (both realized and unrealized) ..     0.50      (2.97)     0.77      0.70      0.37
                                                                        ------    -------    ------    ------    ------
Total income (loss) from investment operations ......................     0.53      (2.92)     0.81      0.74      0.41
                                                                        ------    -------    ------    ------    ------
Less distributions:
   Dividends from net investment income .............................    (0.05)     (0.04)    (0.03)    (0.03)    (0.05)
   Distributions from net realized gains on securities ..............       --      (0.22)       --        --        --
                                                                        ------    -------    ------    ------    ------
Total distributions .................................................    (0.05)     (0.26)    (0.03)    (0.03)    (0.05)
                                                                        ------    -------    ------    ------    ------
Net asset value, end of period ......................................   $ 4.97    $  4.49    $ 7.67    $ 6.89    $ 6.18
                                                                        ======    =======    ======    ======    ======
Total return(C) .....................................................    12.09%    (39.35)%   11.84%    12.04%     7.06%
                                                                        ======    =======    ======    ======    ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .........................   $  130    $    83    $  119    $  110    $  105
   Ratios to average net assets (annualized):
   Expenses, net of waivers .........................................     0.93%      0.89%     0.90%     0.90%     0.89%
   Expenses, before waivers .........................................     0.94%      0.95%     1.06%     0.99%     4.64%
   Net investment income (loss), net of waivers .....................     0.38%      0.74%     0.58%     0.56%    (0.18)%
   Net investment income (loss), before waivers .....................     0.36%      0.68%     0.42%     0.48%    (3.93)%
   Portfolio turnover rate ..........................................      147%       112%      128%      181%      164%

                                                                                            AMR Class
                                                                                     Year Ended October 31,
                                                                        -------------------------------------------------
                                                                        2009(A)     2008       2007     2006(B)     2005
                                                                        -------   --------   --------   -------   -------
Net asset value, beginning of period ................................   $  4.52   $  7.72    $   6.95   $  6.21   $  5.84
                                                                        -------   --------   --------   -------   -------
Income from investment operations:
   Net investment income ............................................      0.04      0.07        0.06      0.05      0.06
   Net gains (losses) on securities (both realized and unrealized) ..      0.51     (2.99)       0.77      0.73      0.36
                                                                        -------   --------   --------   -------   -------
Total income (loss) from investment operations ......................      0.55     (2.92)       0.83      0.78      0.42
                                                                        -------   --------   --------   -------   -------
Less distributions:
   Dividends from net investment income .............................     (0.07)    (0.06)      (0.06)    (0.04)    (0.05)
   Distributions from net realized gains on securities ..............        --     (0.22)         --        --        --
                                                                        -------   --------   --------   -------   -------
Total distributions .................................................     (0.07)    (0.28)      (0.06)    (0.04)    (0.05)
                                                                        -------   --------   --------   -------   -------
Net asset value, end of period ......................................   $  5.00   $  4.52    $   7.72   $  6.95   $  6.21
                                                                        =======   =======    ========   =======   =======
Total return(C) .....................................................     12.46%   (39.17)%     12.07%    12.52%     7.22%
                                                                        =======   =======    ========   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .........................   $71,154   $56,976    $101,698   $82,042   $63,183
   Ratios to average net assets (annualized):
   Expenses, net of waivers .........................................      0.63%     0.59%       0.60%     0.59%     0.64%
   Net investment income (loss), before waivers .....................      0.63%     0.59%       0.60%     0.59%     0.64%
   Net investment income (loss), net of waivers .....................      0.86%     1.05%       0.85%     0.88%     0.98%
   Net investment income (loss), before waivers .....................      0.86%     1.05%       0.85%     0.88%     0.98%
   Portfolio turnover rate ..........................................      147%       112%        128%      181%      164%

(A) On March 17, 2009, Winslow Capital Management, Inc. assumed management of the Large Cap Growth Fund's assets previously managed by Goldman Sachs Asset Management, L.P.

(B) On September 12, 2006, The Renaissance Group, LLC assumed management of the Large Cap Growth Fund's assets previously managed by J.P. Morgan Investment Management, Inc.

(C) May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The Total return of the Institutional Class for the year ended 2008 has been restated from (39.48%).

AMERICAN BEACON MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                    Institutional Class
                                                            ------------------------------------
                                                                                        November
                                                              Year Ended October 31,      30 to
                                                            -------------------------    October
                                                             2009      2008     2007    31, 2006
                                                            ------   -------   ------   --------
Net asset value, beginning of period ....................   $ 5.94   $ 11.01   $10.81   $  12.09
                                                            ------   -------   ------   --------
Income from investment operations:
   Net investment income ................................     0.10      0.16     0.12       0.21
   Net gains (losses) on securities (both realized
      and unrealized) ...................................     1.65     (4.31)    0.41       1.25
                                                            ------   -------   ------   --------
Total income (loss) from investment operations ..........     1.75     (4.15)    0.53       1.46
                                                            ------   -------   ------   --------
Less distributions:
   Dividends from net investment income .................    (0.12)    (0.16)   (0.07)     (0.16)
   Distributions from net realized gains on securities ..       --     (0.76)   (0.26)     (2.58)
                                                            ------   -------   ------   --------
Total distributions .....................................    (0.12)    (0.92)   (0.33)     (2.74)
                                                            ------   -------   ------   --------
Redemption fees added to beneficial interests(B) ........     0.00      0.00     0.00       0.00
Net asset value, end of period ..........................   $ 7.57   $  5.94   $11.01   $  10.81
                                                            ======   =======   ======   ========
Total return(G) .........................................    30.24%   (40.86)%   4.97%     15.19%(C)
                                                            ======   =======   ======   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $2,197   $ 2,256   $6,047   $  3,396
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................     0.98%     0.98%    0.92%    1.19%(D)
   Expenses, before waivers .............................     1.13%     1.16%    1.09%    1.19%(D)
   Net investment income, net of waivers ................     1.29%     1.51%    1.22%    1.11%(D)
   Net investment income, before waivers ................     1.14%     1.33%    1.05%    1.11%(D)
   Portfolio turnover rate ..............................       42%       28%      35%      42%(E)

                                                                        Investor Class
                                                            --------------------------------------
                                                                                          February
                                                               Year Ended October 31,       28 to
                                                            ---------------------------    October
                                                              2009      2008      2007    31, 2006
                                                            -------   -------   -------   --------
Net asset value, beginning of period ....................   $  5.92   $ 10.96   $ 10.80   $  9.80
                                                            -------   -------   -------   -------
Income from investment operations:
   Net investment income ................................      0.07      0.14      0.10      0.01
   Net gains (losses) on securities (both realized
      and unrealized) ...................................      1.66     (4.31)     0.40      0.99
                                                            -------   -------   -------   -------
Total income (loss) from investment operations ..........      1.73     (4.17)     0.50      1.00
                                                            -------   -------   -------   -------
Less distributions:
   Dividends from net investment income .................     (0.11)    (0.11)    (0.08)       --
   Distributions from net realized gains on securities ..        --     (0.76)    (0.26)       --
                                                            -------   -------   -------   -------
Total distributions .....................................     (0.11)    (0.87)    (0.34)       --
                                                            -------   -------   -------   -------
Redemption fees added to beneficial interests(B) ........      0.00      0.00      0.00      0.00
Net asset value, end of period ..........................   $  7.54   $  5.92   $ 10.96   $ 10.80
                                                            =======   =======   =======   =======
Total return(G) .........................................     29.93%   (41.04)%    4.68%    10.20%(C)
                                                            =======   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $23,369   $16,550   $43,158   $27,240
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................      1.23%     1.23%     1.23%     1.49%(D)
   Expenses, before waivers .............................      1.34%     1.32%     1.26%     1.61%(D)
   Net investment income, net of waivers ................      0.98%     1.27%     0.93%     0.57%(D)
   Net investment income, before waivers ................      0.87%     1.18%     0.90%     0.44%(D)
   Portfolio turnover rate ..............................        42%       28%       35%       42%(E)

                                                                     Advisor Class
                                                            ---------------------------------
                                                                                       June
                                                            Year Ended October 31,     29 to
                                                            ----------------------    October
                                                              2009         2008      31, 2007
                                                            --------     -------     --------
Net asset value, beginning of period ....................     $ 5.87     $ 10.94     $ 11.73
                                                              ------     -------     -------
Income from investment operations:
   Net investment income ................................       0.15        0.10        0.01
   Net gains (losses) on securities (both realized
      and unrealized) ...................................       1.60       (4.27)      (0.80)
                                                              ------     -------     -------
Total income (loss) from investment operations ..........       1.75       (4.17)      (0.79)
                                                              ------     -------     -------
Less distributions:
   Dividends from net investment income .................      (0.13)      (0.14)         --
   Distributions from net realized gains on securities ..         --       (0.76)         --
                                                              ------     -------     -------
Total distributions .....................................      (0.13)      (0.90)         --
                                                              ------     -------     -------
Redemption fees added to beneficial interests(B) ........       0.00        0.00        0.00
Net asset value, end of period ..........................     $ 7.49     $  5.87     $ 10.94
                                                              ======     =======     =======
Total return(G) .........................................      30.64%     (41.28)%    (6.73)%(C)
                                                              ======     =======     =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............     $    7     $     1     $     1
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................       1.50%       1.50%       1.50%(D)
   Expenses, before waivers .............................       1.58%       2.04%       1.80%(D)
   Net investment income, net of waivers ................       0.22%       1.02%       0.32%(D)
   Net investment income, before waivers ................       0.14%       0.48%       0.02%(D)
   Portfolio turnover rate ..............................         42%         28%         35%(F)

                                                             AMR Class (formerly Institutional Class prior
                                                                          to December 1, 2005)(A)
                                                            -----------------------------------------------

                                                                          Year Ended October 31,
                                                            -----------------------------------------------
                                                              2009      2008      2007      2006      2005
                                                            -------   -------   -------   -------   -------
Net asset value, beginning of period ....................   $  5.97   $ 11.07   $ 10.87   $ 11.72   $ 10.27
                                                            -------   -------   -------   -------   -------
Income from investment operations:
   Net investment income ................................      0.07      0.18      0.18      0.12      0.13
   Net gains (losses) on securities (both realized
      and unrealized) ...................................      1.70     (4.35)     0.36      1.75      1.37
                                                            -------   -------   -------   -------   -------
Total income (loss) from investment operations ..........      1.77     (4.17)     0.54      1.87      1.50
                                                            -------   -------   -------   -------   -------
Less distributions:
   Dividends from net investment income .................     (0.15)    (0.17)    (0.08)    (0.14)    (0.05)
   Distributions from net realized gains on securities ..        --     (0.76)    (0.26)    (2.58)       --
                                                            -------   -------   -------   -------   -------
Total distributions .....................................     (0.15)    (0.93)    (0.34)    (2.72)    (0.05)
                                                            -------   -------   -------   -------   -------
Redemption fees added to beneficial interests(B) ........      0.00      0.00      0.00      0.00      0.00
Net asset value, end of period ..........................   $  7.59   $  5.97   $ 11.07   $ 10.87   $ 11.72
                                                            =======   =======   =======   =======   =======
Total return(G) .........................................     30.56%   (40.82)%    5.09%    19.16%    14.63%
                                                            =======   =======   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............   $53,604   $34,253   $78,794   $66,290   $44,342
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................      0.83%     0.82%     0.75%     0.97%     1.01%
   Expenses, before waivers .............................      0.82%     0.82%     0.75%     0.92%     1.02%
   Net investment income, net of waivers ................      1.38%     1.68%     1.41%     1.38%     0.92%
   Net investment income, before waivers ................      1.38%     1.68%     1.40%     1.42%     0.91%
   Portfolio turnover rate ..............................        42%       28%       35%       42%      298%

(A) On November 30, 2005, the Mid-Cap Value Fund's Institutional Class of shares was renamed the AMR Class and the Fund began offering a new class of shares known as the Institutional Class.

(B)  Amounts represent less than $0.01 per share.

(C)  Not annualized.

(D)  Annualized.

(E) Portfolio turnover rate is for the period from November 1, 2005 through October 31, 2006.

(F) Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

(G) May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. For the Institutional Class for the years and period then ended 2008, 2007 and 2006, the Total returns have been restated from (40.96%), 4.87%, and 15.30%, respectively. For the Investor Class for the year ended 2008, the Total return has been restated from (41.14%). For the Advisor Class for the years and period then ended 2008 and 2007, the Total returns have been restated from (41.24%) and (6.65%), respectively. For the AMR Class for the years ended 2008 and 2007, the Total returns have been restated from (40.87%) and 5.19%, respectively.

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION (UNAUDITED)

          For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2009, which is designated as qualifying for the dividends-received deduction, is as follows:

Balanced Fund           27.57%
Large Cap Growth Fund   42.76%
Mid-Cap Value Fund      44.20%

          For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2009, which is designated as qualified dividends income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

Balanced Fund           32.96%
Large Cap Growth Fund   67.01%
Mid-Cap Value Fund      75.92%

          Shareholders will receive notification in January 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(UNAUDITED)

          At its May 27, 2009 meeting, the Board of Trustees ("Board") considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds ("Beacon Trust") (the "Funds") and each Investment Advisory Agreement between the Manager and a subadvisor ("Investment Advisory Agreements" and collectively with the Management Agreement, the "Agreements"). In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

          In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 13, 2009 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

          In connection with the Board's consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - a description of any payments by the subadvisors to the manager to support the Funds' marketing efforts;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Funds;

     - a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment and, as applicable, information regarding the firm's decline in assets under management from January 1, 2008 through March 31, 2009;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

     - a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

     - a certification by the firm regarding the reasonable design of its compliance program;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of any revenue sharing activities with respect to the Funds;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

          In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

          Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 13, 2009 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 27, 2009 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

          In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 27, 2009 meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund;
(3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses;
(4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and
(7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

          Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios.

          With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's performance appears below under "Additional Considerations and Conclusions with Respect to Each Fund."

          Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Beacon Trust, stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a "Feeder Fund"), the Fund will not pay the Manager a management fee. The index series of the Funds also operate under a master-feeder structure, but each of these series invests in a master portfolio that is not

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

managed by the Manager. As such, the Board considered that the Manager does not receive a management fee with respect to the International Equity Index, S&P 500 Index, or Small Cap Index Funds. With respect to the Short-Term Bond Fund, the Board also considered the Manager's advisory fees for services provided by the Manager to institutional separate accounts with similar investment strategies. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

          The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to discontinue the expense waivers and reimbursements for certain classes of the Funds that were closing or maintained competitive expense ratios without such expense waivers. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

          In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to Each Fund."

          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager's representation that Fund assets have decreased significantly primarily due to market depreciation in 2008 and the first quarter of 2009, as well as significant share redemptions from the Money Market Funds and the inability of certain competitor money market funds' to maintain positive yields, causing mass redemptions in money market funds throughout the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

          Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager's relationship with the Funds continues to be a significant factor in attracting separate account assets for the Manager, noting specifically the Manager's utilization of the Large Cap Value Fund model for a newly registered actively managed exchange traded fund managed by the Manager. In addition, the Board noted that the Manager provides services to each Trust at a relatively low cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31.

          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable. Additional Considerations and Conclusions with Respect to Each Fund

          Except for the Short-Term Bond Fund, the performance comparisons below were made versus each Fund's Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Additional Considerations and Conclusions with Respect to the Balanced Fund

          In considering the renewal of the Management Agreement with respect to the Balanced Fund, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2009; (2) the Manager outperformed its market index with respect to its portion of the Fund's fixed income assets for the one-, three- and five-year periods ended March 31, 2009; and (3) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

          In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Global Investment Management, LLC ("Brandywine") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2009; (2) Brandywine outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2009; (3) Hotchkis outperformed its market benchmark index with respect to its allocated portion of the Fund's equity assets for the ten-year period and the quarter ended March 31, 2009, but underperformed for the one-three- and five- year periods; (4) management's analysis of the rationale for Hotchkis' underperformance; (5) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund; (6) each of the Fund's subadvisors has indicated that it does not charge lower advisory fees to other clients for which it provides comparable services; and (7) the Manager's recommendation to continue to retain each subadvisor.

          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Balanced Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Balanced Fund.

Additional Considerations and Conclusions with Respect to the Large Cap Growth Fund

          In considering the renewal of the Management Agreement for the Large Cap Growth Fund, the Trustees considered the following additional factors: (1) the Large Cap Growth Fund underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2009; (2) management's analysis regarding the rationale for the underperformance of the Large Cap Growth Fund; and (3) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

          In considering the renewal of the Investment Advisory Agreements with Renaissance Group LLC, dba Renaissance Investment Management ("Renaissance"), the Trustees considered the following additional factors: (1) Renaissance underperformed the peer universe median for the one- and two- year period ended March 31, 2009; (2) management's analysis regarding the rationale for Renaissance's underperformance; (3) Renaissance has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and Renaissance's other clients; (4) Renaissance has indicated that it charges lower advisory fees to two similarly managed accounts driven by the significant size of such portfolios; and (5) the Manager's recommendation to continue to retain Renaissance as a subadvisor.

          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisor under the Agreements are fair and reasonable, (2) determined that the Large Cap Growth Fund and its shareholders would benefit from the Manager's and subadvisor's continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Growth Fund.

Additional Considerations and Conclusions with Respect to the Mid-Cap Value Fund

          In considering the renewal of the Management Agreement for the Mid-Cap Value Fund, the Trustees considered the following additional factors: (1) the Mid-Cap Value Fund outperformed its peer group universe median for the one-year period ended March 31, 2009 and underperformed for the three-year period; (2) management's analysis regarding the rationale for the underperformance of the Mid-Cap Value Fund; and (3) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe (after consideration of the Manager's waiver).

          In considering the renewal of the Investment Advisory Agreements with Barrow and Pzena Investment Management, LLC ("Pzena"), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the one- and three-year periods ended March 31, 2009; (2) Pzena underperformed the peer universe median for the one- and three-year periods ended March 31, 2009; (3) management's analysis regarding the rationale for

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Pzena's underperformance; (4) that the Manager will continue to monitor and Board or its Investment Committee will periodically review, Pzena's investment performance with respect to its allocated portion of the Mid Cap Value Fund's assets; (5) Pzena has lowered its investment management fee by 15%; (6) Barrow has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and Barrow's other clients;
(7) Barrow and Pzena have indicated that they do not charge lower advisory fee rates to other clients for which they provide comparable services; and (6) the Manager's recommendation to continue to retain each subadvisor.

          Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Mid-Cap Value Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Mid-Cap Value Fund.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees nineteen funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.


                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS          WITH THE TRUST                            AND CURRENT DIRECTORSHIPS
-------------------------   -------------------   ----------------------------------------------------------------------
INTERESTED TRUSTEES
                                   Term
                             Lifetime of Trust
                              until removal,
                              resignation or
                                retirement*

Alan D. Feld** (72)          Trustee since 1996   Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present);
                                                  Director, Clear Channel Communications (1984-Present); Trustee,
                                                  CenterPoint Properties (1994-2006); Member, Board of Trustees,
                                                  Southern Methodist University ; Member, Board of Visitors, M.D.
                                                  Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee,
                                                  American Beacon Mileage Funds (1996-present); Trustee, American Beacon
                                                  Select Funds (1996-present); Trustee, American Beacon Master Trust
                                                  Funds (1996-present).

NON-INTERESTED TRUSTEES            Term
                             Lifetime of Trust
                              until removal,
                              resignation or
                                retirement*

W. Humphrey Bogart (65)     Trustee since 2004    Board Member, Baylor University Medical Center Foundation (1992-2004);
                                                  Consultant, New River Canada Ltd. (mutual fund servicing company)
                                                  (1998-2003); President and CEO, Allmerica Trust Company, NA
                                                  (1996-1997); President and CEO, Fidelity Investments Southwest Company
                                                  (1983-1995); Senior Vice President of Regional Centers, Fidelity
                                                  Investments (1988-1995); Trustee, American Beacon Mileage Funds
                                                  (2004-present); Trustee, American Beacon Select Funds (2004-present);
                                                  Trustee, American Beacon Master Trust Funds (2004-present).

Brenda A. Cline (49)        Trustee since 2004    Executive Vice President, Chief Financial Officer, Treasurer and
                                                  Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas
                                                  Christian University (1998-Present); Trustee, W.I. Cook Foundation,
                                                  Inc. (d/b/a Cook Children's Health Foundation) (2001-2006); Director,
                                                  Christian Church Foundation (1999-2007); Trustee, American Beacon
                                                  Mileage Funds (2004-present); Trustee, American Beacon Select Funds
                                                  (2004-present); Trustee, American Beacon Master Trust Funds
                                                  (2004-present).

Eugene J. Duffy (55)        Trustee since 2008    Principal and Executive Vice President, Paradigm Asset Management
                                                  (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present);
                                                  Chairman, Special Contributions Fund Board of Trustees, National
                                                  Association for the Advancement of Colored People (2007-Present);
                                                  Trustee, National Association for the Advancement of Colored People
                                                  (2000-Present); Board of Visitors, Emory University (2006-Present);
                                                  Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie
                                                  L. Brown Jr. Institute on Politics and Public Service (2001-Present);
                                                  Chair, National Association of Securities Professionals (2000-2002);
                                                  Deputy Chief Administrative Officer, City of Atlanta (1985-1990);
                                                  Trustee, American Beacon Mileage Funds (2008-present); Trustee,
                                                  American Beacon Select Funds (2008-present); Trustee, American Beacon
                                                  Master Trust Funds (2008-present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS          WITH THE TRUST                            AND CURRENT DIRECTORSHIPS
-------------------------   -------------------   ----------------------------------------------------------------------
Thomas M. Dunning (66)       Trustee since 2008   Consultant, (2008-Present); Chairman (2003-2008) and Chief Executive
                                                  Officer (2003-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC
                                                  (2007-present); Advisory Director, Comerica Texas (2003-present);
                                                  Immediate Past Chairman and Board Member, Dallas Citizens Council;
                                                  Director, Baylor Health Care System Foundation (2007-present); State
                                                  Vice Chair, State Fair of Texas; Board Member, Southwestern Medical
                                                  Foundation (1994-present); Trustee, American Beacon Mileage Funds
                                                  (2008-present); Trustee, American Beacon Select Funds (2008-present);
                                                  Trustee, American Beacon Master Trust Funds (2008-present).

Richard A. Massman (66)      Trustee since 2004   Consultant and General Counsel Emeritus (2009-Present), Senior Vice
                            Chairman since 2008   President and General Counsel, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities)
                                                  (1994-2009). Chairman (2007-Present) and Director (2005-Present), The
                                                  Dallas Opera Foundation; Chairman (2006-Present) and Director
                                                  (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian
                                                  Hospital Foundation (2006-Present); Trustee, American Beacon Mileage
                                                  Funds (2004-present); Trustee, American Beacon Select Funds
                                                  (2004-present); Trustee, American Beacon Master Trust Funds
                                                  (2004-present).

R. Gerald Turner (64)       Trustee since 2001    President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                          ChemFirst (1986-2002); Director, J.C. Penney Company, Inc.
Southern Methodist Univ.                          (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                               (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing)
                                                  (2003-Present); Director, First Broadcasting Investment Partners, LLC
                                                  (2003-2007); Member, Salvation Army of Dallas Board of Directors;
                                                  Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission
                                                  on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds
                                                  (2001-present); Trustee, American Beacon Select Funds (2001-present);
                                                  Trustee, American Beacon Master Trust Funds (2001-present).

Paul J. Zucconi,CPA (68)    Trustee since 2008    Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium
                                                  Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002-present); Director, National Kidney
                                                  Foundation of North Texas (2003-Present); Director, Dallas Chapter of
                                                  National Association of Corporate Directors (2004-Present); Partner,
                                                  KPMG (1976-2001); Trustee, American Beacon Mileage Funds
                                                  (2008-present); Trustee, American Beacon Select Funds (2008-present);
                                                  Trustee, American Beacon Master Trust Funds (2008-present).

OFFICERS

                                   Term
                                 One Year

William F. Quinn** (61)       Executive Vice      Executive Chairman (2009-Present), Chairman (2006-2009) and CEO
                              President from      (2006-2007), President (1986-2006) and Director (2003-Present),
                             2007 to 2008 and     American Beacon Advisors, Inc.; Chairman (1989-2003) and Director
                              2009 to Present     (1979-1989, 2003-Present), American Airlines Federal Credit Union;
                              President from      Director, Hicks Acquisition I, Inc. (2007-2009); Director, Crescent
                               1987 to 2007       Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble &
                             and 2008 to 2009     Herr, LLC (investment advisor) (2001-2006); Director of Investment
                               Trustee from       Committee, Southern Methodist University Endowment Fund
                               1987 to 2008       (1996-Present); Member, Southern Methodist University Cox School of
                                                  Business Advisory Board (1999-2002); Member, New York Stock Exchange
                                                  Pension Manager Committee (1997-1998, 2000-2002, 2006-Present);
                                                  Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for
                                                  the Investment of Employee Benefits; Director, United Way of
                                                  Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee,
                                                  American Beacon Mileage Funds (1995-2008); Trustee, American Beacon
                                                  Select Funds (1999-2008); Trustee, American Beacon Master Trust
                                                  (1995-2008).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

Gene L. Needles, Jr. (54)    President 2009 to    President, CEO and Director (2009-Present), American Beacon Advisors,
                                  Present         Inc. President (November 2009-Present), Executive Vice President (May
                                                  2009-November 2009) of the American Beacon Funds, American Beacon
                                                  Mileage Funds, American Beacon Select Funds, and American Beacon
                                                  Master Trust.  President (2008-2009), Touchstone Investments;
                                                  President (2003-2007), CEO (2004-2007), Managing Director of Sales
                                                  (2002-2003), National Sales Manager (1999-2002), and Regional Sales
                                                  Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (50)       VP, Secretary and    Vice President, Legal and Compliance, American Beacon Advisors, Inc.
                                Chief Legal       (2006-Present); Assistant General Counsel, First Command Financial
                            Officer since 2006    Planning, Inc. (2004-2006); Attorney (1995-2004), Securities and
                                                  Exchange Commission.

Brian E. Brett (49)            VP since 2004      Vice President, Director of Sales and Marketing, American Beacon
                                                  Advisors, Inc. (2004-Present); Regional Vice President, Neuberger
                                                  Berman, LLC (investment advisor) (1996-2004).

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS          WITH THE TRUST                            AND CURRENT DIRECTORSHIPS
-------------------------   -------------------   ----------------------------------------------------------------------
Wyatt Crumpler (43)            VP since 2007      Vice President, Asset Management, American Beacon Advisors, Inc.
                                                  (2007-Present); Managing Director of Corporate Accounting (2004-2007),
                                                  Director of IT Strategy and Finance (2002-2004), American Airlines,
                                                  Inc.

Michael W. Fields (55)         VP since 1989      Vice President, Fixed Income Investments, American Beacon Advisors,
                                                  Inc. (1988-Present); Director American Beacon Global Funds SPC
                                                  (2002-present); Director, American Beacon Global Funds plc
                                                  (2007-2009).

Rebecca L. Harris (42)        Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                   1995           (1995-Present).

Christina E. Sears (38)      Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                            Officer since 2004    (2004-Present); Senior Compliance Analyst, American Beacon Advisors,
                                 and Asst.        Inc. (1998-2004).
                              Secretary since
                                   1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's and Master Trust's sub-advisors.

                         (AMERICAN BEACON FUNDS(R) LOGO)

DELIVERY OF DOCUMENTS

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                  (GRAPHIC)                                        (GRAPHIC)

                 BY E-MAIL:                                    ON THE INTERNET:
     american_beacon.funds@ambeacon.com        Visit our website at www.americanbeaconfunds.com


                  (GRAPHIC)                                       (GRAPHIC)

                BY TELEPHONE:                                      BY MAIL:
Institutional, Investor, and Advisor Classes                 American Beacon Funds
             Call (800) 658-5811                                P.O. Box 219643
               AMR Class(SM)                              Kansas City, MO 64121-9643
             Call (800) 345-2345

                  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q as of the first and third fiscal quarters. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of each month.

                 AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund's Statement of Additional Information, is available free of charge on the Fund's website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund's Forms N-PX are available on the SEC's website at www.sec.gov. The Fund's proxy voting record may also be obtained by calling 1-800-967-9009.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING FIRM   FORESIDE FUND SERVICES
TRUST                   SERVICES                ERNST & YOUNG LLP        Portland, Maine
Boston, Massachusetts   Kansas City, Missouri   Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, and American Beacon Mid-Cap Value Fund are service marks of American Beacon Advisors, Inc.

                                                                       AR 10//09
                                                                        00071319

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                 ANNUAL REPORT

                                   (GRAPHIC)

October 31, 2009

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

ABOUT AMERICAN BEACON ADVISORS

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTENTS

President's Message................            1
Market and Performance Overview ...            6
Schedules of Investments:
   Emerging Markets................           11
   International Equity............           16
Additional Information ............   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

American Beacon Funds                                           October 31, 2009

                        (PHOTO OF GENE L. NEEDLES, JR.)

FELLOW SHAREHOLDERS,

     As an introduction to the Annual Report for the American Beacon Emerging Markets Fund and American Beacon International Equity Fund for the 12-month period ended October 31, 2009, please let me take a moment to tell you how pleased I am to have been serving as President and CEO of American Beacon Advisors since April 15, 2009. I consider it a privilege to hold this position, and I take its responsibilities quite seriously.

     I've enjoyed a long, successful career in the investment business, and I'm no stranger to the ups and downs that markets can deliver. As a fellow investor and shareholder, I experience these trends in much the same way you do. The majority of 2008 was difficult in many ways. However, when I took the helm at American Beacon, I already had many reasons to be optimistic about what might develop in 2009. As of October 31, 2009, my optimism has been largely confirmed.

     For the one-year period (as of 10/31/09), the American Beacon Emerging Markets Fund returned a robust 60.56%, and the American Beacon International Equity Fund returned 27.44%. Of course, one year of performance doesn't tell the whole story, especially when you're investing for the long term. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

     Many of us have long-term goals, including retirement, driving our investment decisions. While this 12-month period began amid a frightening recessionary environment, we finished the year with increasing confidence that markets have begun to stabilize, that liquidity has returned to the debt markets and that equity markets have had a substantial recovery.

     I know as well as you do that maintaining a long-term perspective, employing a buy-and-hold philosophy (consistent with each Fund's objectives), and doing the right thing according to your risk tolerance and time horizon is not always easy. But the professionals at American Beacon are dedicated to working hard to help investors succeed.

     Just as you maintain a commitment to your goals--and to those who inspire you to create your goals--we maintain a strong commitment to due diligence and oversight. That commitment is one of the key reasons I am honored to serve as President and CEO, and am pleased to be able to share my enthusiasm about the path ahead with you.

     A financial advisor can be an important ally in creating investment success, so--as you review the enclosed annual report--please feel free to discuss your thoughts and concerns with a trusted advisor. And, as always, the professionals associated with the American Beacon Funds are grateful for the opportunity to serve you.

                                        Best Regards,


                                        /s/ Gene L. Needles, Jr.
                                        ----------------------------------------
                                        Gene L. Needles, Jr.
                                        President
                                        American Beacon Funds

EMERGING MARKETS OVERVIEW
OCTOBER 31, 2009 (UNAUDITED)

     Emerging markets soared during the year ended October 31, 2009. The MSCI Emerging Markets Index gained 64.1% during that one-year period. While the markets behaved with some trepidation at the beginning of the second quarter 2009, encouraging economic data suggested a turn from recession to recovery. The global equity market rally that began in early March was one of the strongest rebounds since the Great Depression era.

     China's stimulus package and a weaker U.S. dollar supported higher commodity prices, which comprise a meaningful part of the emerging market profit pool. This helped to stabilize Russia's economy and currency and to buffer the economic impact to Brazil and Chile.

     Emerging markets equities continued to surge late in the third quarter of 2009, continuing an impressive run that started back in late October 2008. Returns broadened during the quarter on a country basis. Smaller Eastern European countries outperformed during the period, while China and India lagged after outperforming earlier in the year. We saw favorable prospects develop for gross domestic product (GDP) growth in Emerging Asia, as the Asian Development Bank upgraded its forecast to 6.4% from 6.0% for the region. Low interest rates coupled with various fiscal stimulus programs globally have created a favorable environment for stocks to bounce back sharply from mid-recession lows.

     Companies generated better-than-expected earnings during the second and third quarters of 2009. While much of the earnings outperformance thus far has been driven by cost-cutting measures, certain industries, such as technology and mining, have seen sequential revenue improvements as the inventory cycle has begun to provide a boost for manufacturers. Investors have been awaiting evidence that improved trends in capacity utilization and manufacturing will translate into a sustainable global recovery.

     Although the global economic environment has improved, it has not turned decidedly positive. Emerging economies have held up better than expected, fueled by accommodative monetary policy and China's massive stimulus package. However, further earnings upgrades for many sectors will be harder to come by as inventories are replenished, cost cutting plateaus, and government spending reverses.

     Despite the threats of the return of commodity inflation, protectionism, and weak reform agendas, the longer-term prospects for emerging markets remain intact. While the developed world is dealing with deleveraging and stubbornly high unemployment, high global liquidity, healthy household savings, and generally solid financial footing may allow emerging markets to invest in their local economies without extreme leverage. There are many reasons to be optimistic about the outlook for these markets.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     The Institutional Class of the Emerging Markets Fund returned 60.56% for the twelve months ended October 31, 2009. The Fund underperformed the MSCI Emerging Markets Index (the "Index") return of 64.13% but outperformed the Lipper Emerging Market Funds Index return of 56.89% for the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00 THROUGH 10/31/09

                              (PERFORMANCE GRAPH)

                                 ANNUALIZED TOTAL RETURNS
                                  PERIODS ENDED 10/31/09      VALUE OF
                               ----------------------------    $10,000
                                                    SINCE     7/31/00-
                               1 YEAR   5 YEARS   INCEPTION   10/31/09
                               ------   -------   ---------   --------
Institutional
  Class(1, 4)...............   60.56%    14.95%     10.91%     $26,060
Investor Class(1, 2, 4).....   60.24%    14.63%     10.66%     $25,526
AMR Class(1, 4) ............   61.01%    15.24%     11.19%     $26,679
MSCI Emg Mkts Index(3)......   64.13%    16.78%     11.30%     $26,930
Lipper Emg Mkts Funds
   Index(3).................   56.89%    14.43%     10.38%     $24,941

(1.) The Investor Class was formerly known as the PlanAhead Class. Performance shown is historical and may not be indicative of future returns. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 7/31/00. A portion of the fees charged to the Investor Class of the Fund was waived in 2004 and 2005 and recouped in 2006. Performance prior to fee waivers and fee recoupment is different than the actual returns shown.

(3.) The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The Lipper Emerging Market Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Market Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, Investor and AMR Class shares was 1.39%, 1.73% and 1.18%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index by 3.57% over the twelve-month period due to the Fund's equitized cash balances returning less than the Index, and Fund expenses, while stock selection and country allocation added value.

     Stock selection had a significantly positive impact, specifically due to investments in Taiwan and Thailand, while holdings in Russia and India detracted from performance. In Taiwan, the Fund benefited from investments in HON HAI Precision Industry Co. Ltd. (up 91.3%) and Chinatrust Financial Holding Co. Ltd. (up 123.6%), and in Thailand from investments in companies Charoen Pokphand Foods PCL (up 258.3%) and Krung Thai Bank PCL (up 155.1%). Investments in Russian company Gazprom OAO (up 15.6%) and Indian company Satyam Computer Services Ltd. (down 82.1% for the period the Fund owned the security) contributed negatively for the period.

     From a country allocation perspective, the Fund added value through overweighting Indonesia (up 127.4%) and underweighting Israel (up 31.4%). Indonesia was the best performing market in the Index for the twelve-month period. Underweighting Brazil (up 91.6%) detracted from the Fund's relative performance.

     The Fund's basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Samsung Electronics Co. Ltd. ..................      3.2%
Petroleo Brasileiro S.A. ......................      2.9%
China Mobile Ltd. .............................      2.0%
Vale S.A. .....................................      2.0%
PetroChina Co. Ltd. ...........................      1.9%
China Construction Bank Corp. .................      1.8%
Itau Unibanco Banco Multiplo S.A. .............      1.6%
LUKOIL Oil Co. ................................      1.4%
America Movil, S.A.B. de C.V. .................      1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. ...      1.3%

SECTOR ALLOCATION

                                                     % OF
                                                   EQUITIES
                                                  ---------
Financials.....................................      28.2%
Information Technology ........................      12.6%
Energy.........................................      11.8%
Telecommunication Services.....................      11.5%
Materials......................................      11.0%
Consumer Discretionary.........................       7.4%
Consumer Staples...............................       5.8%
Industrials....................................       5.5%
Utilities......................................       4.0%
Health Care....................................       2.2%

COUNTRY ALLOCATION

                                  (PIE CHART)

                                                     % OF
                                                   EQUITIES
                                                  ---------
China.........................................       18.1%
South Korea...................................       15.1%
Brazil........................................       13.8%
Taiwan........................................       11.4%
India.........................................        8.5%
South Africa..................................        8.3%
Other Asia....................................        8.2%
Other Europe, Middle East, Africa.............        7.9%
Russia........................................        5.2%
Mexico........................................        3.5%

FUND EXPENSES
AMERICAN BEACON EMERGING MARKETS FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2009 through October 31, 2009.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                 Beginning     Ending
                                  Account     Account     Expenses Paid
                                   Value       Value      During Period*
                                  5/1/09     10/31/09    5/1/09-10/31/09
                                 ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                           $1,000.00   $1,397.66       $ 9.61
Hypothetical                     $1,000.00   $1,017.19       $ 8.08
   (5% return before expenses)
INVESTOR CLASS
Actual                           $1,000.00   $1,396.20       $11.35
Hypothetical                     $1,000.00   $1,015.73       $ 9.55
   (5% return before expenses)
AMR CLASS
Actual                           $1,000.00   $1,399.30       $ 8.16
Hypothetical                     $1,000.00   $1,018.40       $ 6.87
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 1.59%, 1.88% and 1.35% for the Institutional, Investor and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

INTERNATIONAL EQUITY MARKET OVERVIEW
OCTOBER 31, 2009 (UNAUDITED)

     The first part of the 12-month period ended October 31, 2009 was characterized by a continuation of the prior market declines. This was followed by a sharp rally from early March through the end of September and then a correction in October. For the 12-month period, the EAFE Index gained 27.7%.

     Early in the period, the credit crisis and world recession dominated. Investors demonstrated growing concern that the global financial system would fail. Several high profile banks in the U.S. and Europe faced bankruptcy, government conservatorship, private takeover or distressed sale. This caused further deleveraging and led to extreme investor risk aversion, which continued to pressure global capital markets. Combined with 2008's significant market retreat, investors faced the worst bear market since the 1930s.

     However, the unprecedented synchronized rescue by monetary and fiscal policymakers globally saved the collapsing financial system. Investors began to look past short-term economic hurdles and instead focused on the likelihood of economic recovery. From the mid-March 2009 lows, global equities rebounded tremendously. We witnessed strong rotation into financials and more cyclical sectors, as investors anticipated improvements in both the credit markets and the global economy.

     The performance of European stocks was mixed, despite the generally positive business and consumer confidence in the region. Norway was the second developed economy (following Australia) to raise interest rates since the start of the financial crisis, as the country benefited from the recovery in commodity prices. Ireland, on the other hand, fell sharply on concerns over growing government indebtedness related to the bailouts of ailing banks. In Asia, stocks were underpinned based on the reacceleration of Chinese economic growth, which added confidence to the economies in the region.

     International returns were amplified by the strength of foreign currencies relative to the U.S. dollar. Early in the period, deleveraging and risk reduction led to temporary demand for the U.S. dollar. The U.S. dollar appreciated versus every major currency except the Japanese yen during the financial crisis, only to lose strength after the March 2009 equity market lows. The remainder of the period was characterized by U.S. dollar weakness as economic growth strengthened and investors embraced risk.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     The Institutional Class of the International Equity Fund returned 27.44% for the twelve months ended October 31, 2009. The Fund underperformed the MSCI EAFE Index (the "Index") return of 27.71% and the Lipper International Funds Index return of 28.18% for the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/99 THROUGH 10/31/09

                               (PERFORMANCE GRAPH)

                                        ANNUALIZED TOTAL RETURNS
                                         PERIODS ENDED 10/31/09          VALUE OF
                                      ---------------------------        $10,000
                                      1 YEAR   5 YEARS   10 YEARS   10/31/99-10/31/09
                                      ------   -------   --------   -----------------
Institutional Class(1, 6) .........   27.44%    4.62%      4.45%         $15,450
Y Class(1, 2, 6) ..................   27.44%    4.62%      4.45%         $15,450
Investor C lass(1, 6) .............   27.08%    4.35%      4.22%         $15,112
Advisor Class(1, 3, 6) ............   26.58%    4.05%      4.01%         $14,821
Retirement Class(1, 4, 6) .........   26.58%    4.05%      4.01%         $14,821
AMR Class(1, 6) ...................   27.70%    4.90%      4.71%         $15,850
Lipper Int'l. Funds Index(5) ......   28.18%    5.93%      3.32%         $13,862
MSCI EAFE Index (5) ...............   27.71%    5.10%      2.05%         $12,249

(1.) The Investor and Advisor Classes were formerly known as the PlanAhead and Service Classes, respectively. Performance shown is historical and may not be indicative of future returns. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/99 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/99.

(3.) Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/99 up to 5/1/03, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/99. A portion of the fees charged to the Advisor Class of the Fund was waived through 2007. Performance prior to waiving fees was lower than the actual returns shown for periods through 2007.

(4.) Fund performance for the one-year, five-year, and ten-year periods represents the total returns achieved by the Investor Class from 10/31/99 through 4/30/03 and the Advisor Class from 5/1/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/99.

(5.) The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

(6.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, and AMR Class shares was 0.67%, 0.83%, 1.05%, 1.35%, 1.49%, and 0.42%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index by 0.27% over the twelve-month period primarily due to Fund expenses. While the Fund lost value through country allocation, it was more than offset by positive stock selection during the period.

     Stock selection had a significantly beneficial impact overall, specifically in Germany and Ireland, though selections in Canada detracted from performance. The Fund added value through investments in German Industrial companies Siemens AG (up 59.3%) and Deutsche Post AG (up 65.1%) and in Irish Material stocks, including CRH plc (up 35.2%) and Smurfit Kappa Group plc (up 342.8%). In Canada, investment in the Telecommunication Services company TELUS Corp. (down 4.7%) detracted from relative performance.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     From a country allocation perspective, underweighting Japan (up 13.8%) added value for the period, but not enough to overcome the negative impact from underweighting Australia (up 65.3%), one of the best performing EAFE markets for the period. Overweighting Ireland (down 19.4%) - the only EAFE market to post negative returns for the twelve-month period - and underweighting Spain (up 56.2%) also hurt performance for the period.

     Although economic and market conditions vary from period to period, the Fund's primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

TOP TEN HOLDINGS

                                                         % OF
                                                      NET ASSETS
                                                      ----------
Sanofi-Aventis S.A. ...............................      2.5%
HSBC Holdings plc..................................      2.3%
Siemens AG.........................................      2.3%
Vodafone Group plc.................................      2.2%
BP plc.............................................      1.8%
Total S.A. ........................................      1.8%
Novartis AG........................................      1.8%
Royal Dutch Shell plc. ............................      1.7%
DBS Group Holdings Ltd. ...........................      1.5%
E.ON AG............................................      1.5%

SECTOR ALLOCATION

                                                        % OF
                                                      EQUITIES
                                                      --------
Financials.........................................     22.2%
Industrials........................................     16.0%
Consumer Discretionary.............................     13.6%
Energy.............................................      9.3%
Health Care........................................      9.0%
Telecommunications Services........................      8.4%
Materials..........................................      7.0%
Consumer Staples...................................      5.4%
Information Technology.............................      5.2%
Utilities..........................................      3.9%

REGIONAL ALLOCATION*

                                  (PIE CHART)

North America     7.6%
Europe           72.0%
Pacific Rim      20.4%

*    shown as a percentage of equities

FUND EXPENSES
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2009 through October 31, 2009.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

     Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                   Ending
                                   Beginning       Account   Expenses Paid During
                                 Account Value      Value           Period*
                                    5/1/09        10/31/09      5/1/09-10/31/09
                                 -------------   ---------   --------------------
INSTITUTIONAL CLASS
Actual                             $1,000.00     $1,300.08           $4.23
Hypothetical                       $1,000.00     $1,021.53           $3.72
   (5% return before expenses)
Y CLASS**
Actual                             $1,000.00     $1,041.64           $1.72
Hypothetical                       $1,000.00     $1,010.63           $1.71
   (5% return before expenses)
INVESTOR CLASS
Actual                             $1,000.00     $1,298.81           $6.37
Hypothetical                       $1,000.00     $1,019.66           $5.60
   (5% return before expenses)
ADVISOR CLASS
Actual                             $1,000.00     $1,295.82           $8.85
Hypothetical                       $1,000.00     $1,017.49           $7.78
   (5% return before expenses)
RETIREMENT CLASS
Actual                             $1,000.00     $1,290.33           $8.50
Hypothetical                       $1,000.00     $1,017.74           $7.53
   (5% return before expenses)
AMR CLASS
Actual                             $1,000.00     $1,301.92           $2.79
Hypothetical                       $1,000.00     $1,022.79           $2.45
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.73%, 0.69%, 1.10%, 1.53%, 1.48% and 0.48% for the
     Institutional, Y, Investor, Advisor, Retirement and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

** Beginning account value for Y Class is the inception date of 8/3/09. Expenses are equal to the Class annualized ratio for the period multiplied by the average account value for the period multiplied by the number derived by dividing the number of days in the period (90) by the days in the year (365).

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds (comprised of American Beacon Emerging Markets Fund and American Beacon International Equity Fund) (collectively the "Funds"), including the schedules of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        /s/Ernst & Young LLP

Dallas, Texas
December 23, 2009

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
BRAZIL - 13.21%
COMMON STOCKS - 10.84%
   Amil Participacoes S.A. .................            18,100   $           102
   Banco Bradesco S.A., ADR ................            22,800               449
   Banco Santander Brasil S.A., ADR## ......            50,000               593
   BM & F Bovespa S.A. .....................            76,000               492
   BRF - Brasil Foods S.A.## ...............            28,005               679
   Centrais Eletricas Brasileiras S.A. .....            21,866               309
   Cia Brasileira de Meios de Pagamento ....            31,800               292
   Cia de Bebidas das Americas, ADR ........             6,600               594
   Cia de Saneamento Basico do Estado de Sao
      Paulo ................................            10,670               203
   Cia de Saneamento Basico do Estado de Sao
   Paulo, ADR ..............................             1,260                49
   Cia de Saneamento de Minas
      Gerais-COPASA ........................            11,200               200
   Cia Energetica de Minas Gerais, ADR .....             1,852                29
   Empresa Brasileira de Aeronautica S.A.
      (Embraer), ADR ## ....................             5,200               105
   Grendene S.A. ...........................            74,940               336
   Itau Unibanco Banco Holding S.A., ADR ...            91,849             1,758
   Medial Saude S.A. ## ....................            38,800               315
   MRV Engenharia e Participacoes S.A. .....            15,400               287
   PDG Realty SA Empreendimentos e
      Participacoes ........................            36,000               304
   Petroleo Brasileiro S.A., ADR ...........             3,530               163
   Petroleo Brasileiro S.A., A Shares,
      ADR ..................................           90,839             3,644
   Porto Seguro SA .........................            10,100               106
   Redecard S.A. ...........................            30,600               454
   Tractebel Energia S.A. ..................            22,330               265
   Vale S.A. ...............................            97,096             2,337
                                                                 ---------------
TOTAL COMMON STOCKS ........................                              14,065
                                                                 ---------------
PREFERRED STOCKS - 2.37%
   Banco Bradesco S.A. .....................             8,000               157
   Braskem S.A. ## .........................            78,600               522
   Cia de Tecidos do Norte de Minas -
      Coteminas ............................            54,862               181
   Cia Energetica de Minas Gerais ..........            43,549               680
   Itau Unibanco Banco Holding S.A. ........            13,955               265
   Net Servicos de Comunicacao S.A. ## .....            25,177               315
   Tele Norte Leste Participacoes S.A.,
      ADR ..................................            23,260               443
   Ultrapar Participacoes S.A. .............             6,200               269
   Vale S.A., A Shares .....................            10,704               240
                                                                 ---------------
TOTAL PREFERRED STOCKS .....................                               3,072
                                                                 ---------------
TOTAL BRAZIL ...............................                              17,137
                                                                 ---------------
CZECH REPUBLIC - 0.75%
COMMON STOCKS - 0.75%
   CEZ .....................................             3,452               171
   Komercni Banka, a.s. ....................             3,024               599

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Telefonica O2 Czech Republic a.s. .......             8,753   $           207
TOTAL CZECH REPUBLIC .......................                                 977
                                                                 ---------------
HONG KONG/CHINA - 17.27%
COMMON STOCKS - 17.27%
   Anhui Conch Cement Co. Ltd. .............            16,200               105
   Anhui Expressway Co. Ltd. ...............           308,000               193
   Asia Cement China Holdings Corp. ........           250,000               157
   Bank of China Ltd. ......................         1,655,900               946
   Beijing Enterprises Holdings Ltd. .......            69,500               414
   Belle International Holdings Ltd. .......           275,000               277
   Bosideng International Holdings Ltd. ....         2,150,000               380
   China CITIC Bank ........................           574,000               428
   China Communications Services Corp.
      Ltd. .................................           256,000               133
   China Construction Bank Corp. ...........         2,735,360             2,350
   China Dongxiang Group Co. ...............           189,000               116
   China Life Insurance Co. Ltd. ...........           196,000               903
   China Mobile Ltd. .......................           211,000             1,976
   China Mobile Ltd., ADR ..................            14,250               666
   China Molybdenum Co. Ltd. ...............           165,000               135
   China Oilfield Services Ltd.                        212,000               229
   China Power International Development
      Ltd. ## ..............................         1,511,800               416
   China Railway Construction Corp. Ltd. ...           127,100               170
   China Resources Cement Holdings
      Ltd. ## ..............................            36,000                17
   China Resources Land Ltd. ...............            54,000               130
   China Resources Power Holdings Co. Ltd. .           132,000               274
   China Unicom Hong Kong Ltd. .............           124,744               160
   China Zhongwang Holdings Ltd.## .........           410,800               386
   CNOOC Ltd. ..............................            37,000                55
   CNOOC Ltd., ADR .........................             2,320               346
   COSCO Pacific Ltd. ......................           392,578               547
   Datang International Power Generation Co.
      Ltd. .................................           294,000               136
   Denway Motors Ltd. ......................           856,700               406
   Dongfeng Motor Group Co. Ltd. ...........           534,000               634
   Fushan International Energy Group Ltd. ..           282,000               213
   Global Bio-chem Technology Group Co.
      Ltd. .................................         1,261,800               308
   GOME Electrical Appliances Holdings
      Ltd. ## ..............................         2,362,240               694
   Huaneng Power International, Inc. .......           469,900               301
   Huaneng Power International, Inc., ADR ..               530                14
   Industrial & Commercial Bank of China ...         1,669,000             1,328
   Jiangsu Expressway Co. Ltd. .............           128,000               113
   Lumena Resources Corp. ## ...............           300,000               107
   NWS Holdings Ltd. .......................            84,842               161
   PetroChina Co. Ltd. .....................         1,820,000             2,197
   PetroChina Co. Ltd., ADR ................             1,960               235
   Ping'an Insurance Co. of China Ltd. .....            63,500               556
   Renhe Commercial Holdings Co. Ltd. ......         2,700,000               511
   Shanghai Industrial Holdings Ltd. .......           127,000               591
   Shimao Property Holdings Ltd. ...........            84,000               156

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Sinopharm Group Co. ## ..................             8,800   $            32
   Sinotrans Ltd. ..........................         1,535,000               402
   Soho China Ltd. .........................           737,500               396
   Texwinca Holdings Ltd. ..................            44,000                37
   TPV Technology Ltd. .....................           596,970               385
   Weiqiao Textile Co. .....................           658,100               458
   Wynn Macau Ltd.## .......................            88,800               115
TOTAL HONG KONG/CHINA ......................                              22,395
                                                                 ---------------
HUNGARY - 0.84%
COMMON STOCKS - 0.84%
   Mol Hungarian Oil and Gas plc## .........             5,394               452
   OTP Bank## ..............................             9,162               254
   Richter Gedeon Nyrt. ....................             1,848               384
   TOTAL HUNGARY ...........................                               1,090
                                                                 ---------------
INDIA - 8.12%
COMMON STOCKS - 8.12%
   Andhra Bank .............................            84,800               199
   Asian Paints Ltd. .......................             4,854               166
   Bank of India ...........................            14,910               103
   Bharat Heavy Electricals Ltd. ...........            12,567               583
   Bharat Petroleum Corp. Ltd. .............            18,973               206
   Bharti Airtel Ltd. ......................            82,520               509
   Colgate-Palmolive India Ltd. ............             9,841               145
   Deccan Chronicle Holdings Ltd. ..........            23,879                69
   DLF Ltd. ................................            14,700               114
   Glenmark Pharmaceuticals Ltd. ...........            99,610               470
   Godrej Consumer Products Ltd. ...........            19,813               112
   GVK Power & Infrastructure Ltd. ## ......           276,272               256
   HDFC Bank Ltd. ..........................            30,223             1,031
   Hero Honda Motors Ltd. ..................            18,399               604
   Hindustan Construction Co. ..............            73,740               192
   Hindustan Petroleum Corp. Ltd. ..........            66,804               502
   Hindustan Unilever Ltd. .................            37,440               221
   India Cements Ltd. ......................           275,510               636
   IndusInd Bank Ltd. ......................            74,974               183
   Infosys Technologies Ltd. ...............            24,215             1,132
   Infosys Technologies Ltd., ADR ..........             1,530                70
   ITC Ltd. ................................            24,650               133
   Jaiprakash Associates Ltd. ..............            91,715               398
   KSK Energy Ventures Ltd. ## .............            46,000               189
   Mahanagar Telephone Nigam Ltd. ..........           182,310               262
   Marico Ltd. .............................            51,000               104
   Maruti Suzuki India Ltd. ................             4,722               138
   Nestle India Ltd. .......................             1,927               105
   Reliance Industries Ltd. ................            13,790               558
   State Bank of India Ltd., GDR++ .........             9,190               841
   Tata Motors Ltd. ........................             8,269                96

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Wipro Ltd. ..............................            15,928   $           205
TOTAL INDIA ................................                              10,532
                                                                 ---------------
INDONESIA - 2.38%
COMMON STOCKS - 2.38%
   Astra International Tbk PT ..............           117,900               382
   Bank Mandiri Tbk PT .....................           542,000               260
   PT Bank Central Asia Tbk ................           866,000               411
   PT Bank Rakyat Indonesia Tbk ............           372,000               272
   PT Bumi Resources Tbk ...................           619,500               150
   PT Gudang Garam Tbk .....................           166,300               247
   PT Indocement Tunggal Prakarsa Tbk ......           125,000               143
   PT Indofood Sukses Makmur Tbk ...........           698,500               221
   PT Indosat Tbk ..........................           399,500               213
   PT Kalbe Farma Tbk ......................           270,100                34
   PT Perusahaan Gas Negara Persero Tbk ....           579,500               216
   PT Telekomunikasi Indonesia Tbk .........           618,800               536
TOTAL INDONESIA                                                            3,085
                                                                 ---------------
ISRAEL - 1.42%
COMMON STOCKS - 1.42%
   Bank Hapoalim B.M.## ....................            89,270               324
   Check Point Software Technologies
      Ltd. ## ..............................             9,368               291
   Makhteshim-Agan Industries Ltd. .........            48,720               229
   Teva Pharmaceutical Industries Ltd.,
      ADR ..................................            19,733               996
TOTAL ISRAEL                                                               1,840
                                                                 ---------------
MALAYSIA - 2.38%
COMMON STOCKS - 2.38%
   CIMB Group Holdings Bhd .................            81,300               296
   Digi.Com Bhd ............................            21,100               135
   Gamuda Bhd ..............................           350,400               319
   Genting Malaysia Bhd ....................           701,810               559
   Malayan Banking Bhd .....................           631,870             1,221
   Sime Darby Bhd ..........................            77,100               199
   Tenaga Nasional Bhd .....................           146,100               359
TOTAL MALAYSIA .............................                               3,088
                                                                 ---------------
MEXICO - 3.35%
COMMON STOCKS - 3.35%
   America Movil, S.A.B. de C.V., ADR ......            41,147             1,816
   Coca-Cola Femsa, S.A. de C.V., ADR ......               160                 9
   Consorcio ARA, S.A.B. de C.V.## .........           288,900               181
   Embotelladoras Arca, S.A.B. de C.V. .....           139,630               350
   Fomento Economico Mexicano, S.A.B. de
      C.V., ADR ............................            10,200               442
   Gruma, S.A.B. de C.V. ## ................            18,990                35
   Grupo Continential, S.A.B. de C.V. ......           145,050               340
   Grupo Financiero Banorte, S.A.B. de
      C.V. .................................           176,489               579
   Grupo Modelo, S.A.B. de C.V. ## .........            19,500                90

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Grupo Televisa, S.A., ADR ...............            25,600   $           496
TOTAL MEXICO ...............................                               4,338
                                                                 ---------------
PHILIPPINES - 0.41%
COMMON STOCKS - 0.41%
   ABS-CBN Broadcasting Corp. ..............            47,030                30
   Bank of the Philippine Islands ..........           163,027               159
   Metro Pacific Investments Corp.## .......         2,202,000               153
   Metropolitan Bank & Trust ...............            98,300                83
   Union Bank of the Philippines ...........           156,300               111
TOTAL PHILIPPINES                                                            536
                                                                 ---------------
POLAND - 2.17%
COMMON STOCKS - 2.17%
   Bank Handlowy W Warszawie S.A. ## .......             9,112               199
   Bank Pekao S.A. ## ......................            11,564               615
   Bank Zachodni WBK S.A. ## ...............             4,790               254
   Cyfrowy Polsat S.A. .....................            20,207                97
   Polski Koncern Naftowy Orlen S.A. ## ....            24,467               253
   Powszechna Kasa Oszczednosci Bank Polski
      S.A. .................................            50,975               603
   Telekomunikacja Polska S.A. .............           135,109               790
TOTAL POLAND ...............................                               2,811
                                                                 ---------------
RUSSIA - 4.97%
COMMON STOCKS - 4.97%
   Gazprom OAO, ADR ........................            68,510             1,655
   LUKOIL Oil Co., ADR .....................            30,186             1,763
   Mobile TeleSystems OJSC, ADR ............             3,550               161
   OJSC MMC Norilsk Nickel, ADR ## .........            37,974               501
   OJSC Rosneft Oil Co.## ..................            54,054               414
   Polyus Gold Co., ADR ....................             9,241               246
   RusHydro, ADR ## ........................            54,500               194
   Sberbank RF, GDR## ......................             2,000               520
   Vimpel-Communications, ADR## ............            18,187               326
   Wimm-Bill-Dann Foods OJSC, ADR## ........             4,112               278
   X 5 Retail Group NV ## ..................            15,932               382
   X 5 Retail Group NV, GDR ## .............               251                 6
TOTAL RUSSIA ...............................                               6,446
                                                                 ---------------
SOUTH AFRICA - 7.96%
COMMON STOCKS - 7.96%
   African Bank Investments Ltd. ...........            70,679               275
   Anglo Platinum Ltd. ## ..................             8,007               684
   AngloGold Ashanti Ltd. ..................             3,465               130
   AngloGold Ashanti Ltd., ADR .............            15,484               581
   ArcelorMittal South Africa Ltd. .........            29,024               390
   Barloworld Ltd. .........................            59,070               368
   FirstRand Ltd. ..........................           373,950               838
   Gold Fields Ltd., ADR ...................            13,910               177

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Harmony Gold Mining Co. Ltd. ............             9,400   $            94
   Harmony Gold Mining Co. Ltd., ADR .......             1,300                13
   Impala Platinum Holdings Ltd. ...........            24,200               528
   Imperial Holdings Ltd. ..................            20,700               214
   JD Group Ltd. ...........................            18,670               104
   Mr Price Group Ltd. .....................            46,993               215
   MTN Group Ltd. ..........................            92,836             1,393
   Murray & Roberts Holdings Ltd. ..........            29,060               207
   Nampak Ltd. .............................           194,890               422
   Naspers Ltd. ............................            24,026               864
   Nedbank Group Ltd. ......................            23,014               347
   SABMiller plc ...........................            28,604               764
   Sanlam Ltd. .............................            59,260               163
   Sappi Ltd. ..............................            97,794               359
   Sasol Ltd. ..............................            14,610               547
   Sasol Ltd., ADR .........................             5,140               192
   Tiger Brands Ltd. .......................            12,449               250
   Vodacom Group Pty Ltd.## ................            29,000               201
TOTAL SOUTH AFRICA .........................                              10,320
                                                                 ---------------
SOUTH KOREA - 14.37%
COMMON STOCKS - 14.10%
   Amorepacific Corp. ......................               376               261
   Cheil Industries, Inc. ..................             5,248               196
   Cheil Worldwide, Inc. ...................             1,173               303
   CJ CheilJedang Corp. ....................             1,508               257
   Hana Financial Group, Inc. ..............             3,470               104
   Hyundai Engineering & Construction Co.
      Ltd. .................................             5,565               309
   Hyundai Motor Co. .......................             7,660               695
   Kangwon Land, Inc. ......................            28,300               381
   KB Financial Group, Inc. ## .............            30,173             1,462
   Kia Motors Corp.## ......................             8,118               121
   Korea Electric Power Corp. ## ...........            24,235               689
   Korea Exchange Bank .....................             7,450                85
   Korean Reinsurance Co. ..................            29,650               267
   KT Corp. ................................             9,880               323
   KT Corp., ADR ...........................            25,080               403
   KT&G Corp. ..............................             7,845               458
   LG Chem Ltd. ............................             3,673               634
   LG Corp. ................................             2,164               124
   LG Dacom Corp. ..........................             4,400                70
   LG Display Co. Ltd. .....................            10,030               242
   LG Display Co. Ltd., ADR ................             5,500                65
   LG Electronics, Inc. ....................             1,127               105
   Lotte Chilsung Beverage Co. Ltd. ........                72                49
   Lotte Confectionery Co. Ltd. ............               124               126
   Lotte Shopping Co. Ltd. .................             2,404               687
   NCSoft Corp. ............................               933                99
   NHN Corp.## .............................             2,441               363
   OCI Co. Ltd. ............................             1,280               226

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   POSCO ...................................             1,837   $           763
   POSCO, ADR ..............................             1,520               155
   Samsung Electronics Co. Ltd. ............             6,203             3,734
   Samsung Fire & Marine Insurance Co.
      Ltd. .................................             3,442               631
   Shinhan Financial Group Co. Ltd. ## .....            31,996             1,223
   Shinsegae Co. Ltd. ......................               687               298
   SK Telecom Co. Ltd. .....................               488                75
   SK Telecom Co. Ltd., ADR ................            41,690               697
   S-Oil Corp. .............................             8,574               418
   SSCP Co. Ltd.## .........................            10,299                68
   Tong Yang Life Insurance ## .............            15,680               188
   Woongjin Coway Co. Ltd. .................            14,406               484
   Yuhan Corp. .............................             2,786               450
                                                                 ---------------
TOTAL COMMON STOCKS                                                       18,288
                                                                 ---------------
PREFERRED STOCKS - 0.27%
   Samsung Electronics Co. Ltd. ............               881               354
                                                                 ---------------
TOTAL SOUTH KOREA ..........................                              18,642
                                                                 ---------------
TAIWAN - 10.85%
COMMON STOCKS - 10.85%
   Acer, Inc. ..............................           121,886               289
   Asia Cement Corp. .......................           239,000               252
   Asustek Computer, Inc. ..................           189,356               349
   AU Optronics Corp. ......................           395,520               352
   AU Optronics Corp., ADR .................            31,010               274
   Catcher Technology Co. Ltd. .............            37,000                90
   Cathay Financial Holding Co. Ltd.## .....           525,400               907
   China Steel Corp. .......................         1,121,502               998
   Chinatrust Financial Holding Co. Ltd. ...           716,326               433
   Compal Electronics, Inc. ................           614,345               770
   First Financial Holding Co. Ltd. ........           731,201               425
   Foxconn Technology Co. Ltd. .............            76,300               256
   Fubon Financial Holding Co. Ltd.## ......           298,000               333
   HON HAI Precision Industry Co. Ltd. .....           436,112             1,717
   HTC Corp. ...............................            60,970               610
   Lite-On Technology Corp. ................           134,000               177
   Mega Financial Holding Co. Ltd. .........           454,000               254
   Nan Ya Printed Circuit Board Corp. ......           127,989               400
   Siliconware Precision Industries Co. ....           179,000               239
   SinoPac Financial Holdings Co. Ltd.## ...         1,584,987               586
   Taishin Financial Holdings Co. Ltd.## ...           337,000               133
   Taiwan Fertilizer Co. Ltd. ..............            93,000               290
   Taiwan Semiconductor Manufacturing
      Co. Ltd. .............................           947,385             1,723
   Tatung Co. Ltd.## .......................         2,302,000               511
   United Microelectronics Corp.## .........         1,408,226               688
   Wistron Corp. ...........................           232,280               394
   Yaego Corp. .............................           949,000               264

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Yuanta Financial Holding Co. Ltd. .......           543,000   $           359
TOTAL TAIWAN                                                              14,073
                                                                 ---------------
THAILAND - 2.68%
COMMON STOCKS - 2.68%
   Bangkok Bank PCL ........................           212,690               702
   Charoen Pokphand Foods PCL ..............           606,100               163
   Kasikornbank PCL ........................           422,600             1,012
   Krung Thai Bank PCL .....................         1,288,200               339
   PTT Exploration & Production PCL ........            36,000               156
   PTT PCL .................................            67,600               486
   Siam Cement PCL .........................            35,930               216
   Siam Commercial Bank PCL ................            99,500               226
   Thai Union Frozen Products PCL ..........           206,700               172
TOTAL THAILAND .............................                               3,472
                                                                 ---------------
TURKEY - 2.26%
COMMON STOCKS - 2.26%
   Akbank TAS ..............................            44,721               240
   Anadolu Efes Biracilik Ve Malt
      Sanayii A.S. .........................            23,504               266
   Coca-Cola Icecek A.S. ...................             6,255                48
   Tupras-Turkiye Petrol Rafinerileri A.S. .            17,760               303
   Turk Telekomunikasyon A.S. ..............            36,035               109
   Turkcell Iletisim Hizmetleri A.S. .......            65,730               435
   Turkcell Iletisim Hizmetleri A.S., ADR ..             2,900                48
   Turkiye Garanti Bankasi A.S. ............           122,398               439
   Turkiye Halk Bankasi A.S. ...............            36,755               217
   Turkiye Is Bankasi (Isbank) .............           158,447               595
   Turkiye Sise ve Cam Fabrikalari A.S. ....           216,517               226
TOTAL TURKEY                                                               2,926
                                                                 ---------------
UNITED KINGDOM - 0.09%
COMMON STOCKS - 0.09%
   JKX Oil & Gas plc .......................            26,720               120
                                                                 ---------------
SHORT TERM INVESTMENTS - 3.73%
   JP Morgan U.S. Government Money Market
      Fund .................................         3,732,017             3,732

                                                     PAR
                                                    AMOUNT
                                               ---------------
   U.S. Treasury,
      0.02%, Due 12/10/2009# ...............   $         1,105             1,105
TOTAL SHORT TERM INVESTMENTS                                               4,837
                                                                 ---------------
TOTAL INVESTMENTS 99.21% -
   (COST $103,170) . .......................                             128,665
OTHER ASSETS, NET OF LIABILITIES - 0.79% ...                               1,022
TOTAL NET ASSETS - 100.00% .................                     $       129,687
                                                                 ===============

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

Percentages are stated as a percent of net assets.

##   Non-income producing security.

++ Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $841 or 0.65% of net assets. The Fund has no right to demand registration of these securities.

# At October 31, 2009, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                            UNREALIZED
                         NUMBER OF   EXPIRATION   MARKET   APPRECIATION/
                         CONTRACTS      DATE       VALUE   (DEPRECIATION)
                         ---------   ----------   ------   --------------
Emini S&P 500 Index ..      118       Dec 2009    $6,095       $(119)
                                                  ======       =====

SECTOR DIVERSIFICATION

                                  Percent of
                                  Net Assets
                                  ----------
Communications .................     1.43%
Consumer Discretionary .........     7.08%
Consumer Staples ...............     5.55%
Energy .........................    11.26%
Financials .....................    26.90%
Health Care ....................     2.12%
Industrials ....................     5.26%
Information Technology .........    12.05%
Materials ......................    10.49%
Telecommunication Services .....     9.56%
Utilities ......................     3.78%
Short Term Investments .........     3.73%
Other Assets, Net of
   Liabilities .................     0.79%
                                   ------
                                   100.00%
                                   ======

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
AUSTRALIA - 1.12%
COMMON STOCKS - 1.12%
   BlueScope Steel Ltd. ....................         1,082,721   $         2,844
   Foster's Group Ltd. .....................           450,285             2,194
   Insurance Australia Group Ltd. ..........         2,154,061             7,200
   QBE Insurance Group Ltd. ................           156,500             3,150
TOTAL AUSTRALIA                                                           15,388
                                                                 ---------------
AUSTRIA - 0.24%
COMMON STOCKS - 0.24%
   Telekom Austria AG ......................           202,700             3,319
                                                                 ---------------
BELGIUM - 0.44%
COMMON STOCKS - 0.44%
   Anheuser-Busch InBev NV .................           127,200             5,978
                                                                 ---------------
CANADA - 0.79%
COMMON STOCKS - 0.79%
   Precision Drilling Trust ................         1,017,429             6,601
   TELUS Corp. .............................           134,810             4,225
TOTAL CANADA                                                              10,826
                                                                 ---------------
DENMARK - 0.22%
COMMON STOCKS - 0.22%
   Novo Nordisk AS .........................            47,425             2,949
                                                                 ---------------
FINLAND - 1.02%
COMMON STOCKS - 1.02%
   Nokia Oyj ...............................           707,019             8,922
   UPM-Kymmene Oyj .........................           420,277             5,059
TOTAL FINLAND                                                             13,981
                                                                 ---------------
FRANCE - 12.78%
COMMON STOCKS - 12.78%
   Accor S.A. ..............................           154,849             7,446
   AXA S.A. ................................           580,833            14,434
   BNP Paribas .............................           177,174            13,329
   Carrefour S.A. ..........................           174,600             7,499
   Compagnie Generale des Etablissements
      Michelin .............................            90,220             6,686
   France Telecom S.A. .....................           592,369            14,647
   Groupe Danone ...........................            52,252             3,139
   Sanofi-Aventis S.A. .....................           474,371            34,673
   Societe Generale ........................           157,610            10,468
   Technip S.A. ............................           218,223            13,755
   Total S.A.+ .............................           416,407            24,796
   VINCI S.A. ..............................           219,034            11,432

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Vivendi S.A. ............................           453,916   $        12,573
TOTAL FRANCE                                                             174,877
                                                                 ---------------
GERMANY - 11.14%
COMMON STOCKS - 10.99%
   Allianz SE ..............................            75,482             8,651
   Bayer AG ................................           156,609            10,847
   Bayerische Motoren Werke AG .............           221,470            10,821
   Celesio AG ..............................           245,480             6,118
   Daimler AG ..............................           121,400             5,910
   Deutsche Post AG ........................         1,153,144            19,466
   E.ON AG .................................           548,042            20,948
   HeidelbergCement AG .....................            24,580             1,464
   Linde AG ................................           105,646            11,048
   Merck KGaA ..............................            81,740             7,688
   Muenchener
      Rueckversicherungs-Gesellschaft AG ...            45,297             7,184
   SAP AG ..................................           196,610             8,885
   Siemens AG ..............................           347,808            31,341
                                                                 ---------------
TOTAL COMMON STOCKS                                                      150,371
                                                                 ---------------
PREFERRED STOCKS - 0.15%
   Henkel AG & Co. KGaA ....................            46,482             2,108
                                                                 ---------------
TOTAL GERMANY                                                            152,479
                                                                 ---------------
GREECE - 0.91%
COMMON STOCKS - 0.91%
   OPAP S.A. ...............................           307,449             7,856
   Public Power Corp. S.A.## ...............           228,870             4,652
TOTAL GREECE                                                              12,508
                                                                 ---------------
HONG KONG/CHINA - 2.16%
COMMON STOCKS - 2.16%
   Cheung Kong Holdings Ltd. ...............           472,500             6,016
   Esprit Holdings Ltd. ....................           822,000             5,386
   Hutchison Whampoa Ltd. ..................           187,000             1,309
   Kerry Properties Ltd. ...................           390,500             2,200
   Swire Pacific Ltd. ......................           622,100             7,560
   Yue Yuen Industrial Holdings Ltd. .......         2,537,667             7,032
TOTAL HONG KONG/CHINA                                                     29,503
                                                                 ---------------
IRELAND - 0.69%
COMMON STOCKS - 0.69%
   CRH plc, ADR ............................           167,632             4,089
   Smurfit Kappa Group plc ## ..............           688,413             5,357
TOTAL IRELAND ..............................                               9,446
                                                                 ---------------

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
ITALY - 2.02%
COMMON STOCKS - 2.02%
   Atlantia S.p.A...........................           121,000   $         2,864
   Eni S.p.A. ..............................           233,856             5,798
   Finmeccanica S.p.A. .....................           370,390             6,218
   Intesa Sanpaolo S.p.A ## ................           824,480             3,473
   Snam Rete Gas S.p.A+ ....................         1,030,173             4,998
   UniCredit S.p.A. ........................         1,284,864             4,298
TOTAL ITALY ................................                              27,649
                                                                 ---------------
JAPAN - 13.96%
COMMON STOCKS - 13.96%
   Aeon Co. Ltd. ...........................           466,900             4,162
   Benesse Holdings, Inc. ..................            33,000             1,464
   Canon, Inc. .............................           199,500             7,486
   Central Japan Railway Co. ...............               544             3,632
   Chuo Mitsui Trust Holdings, Inc. ........         1,298,400             4,701
   Daito Trust Construction Co. Ltd. .......           104,900             4,386
   Fanuc Ltd. ..............................           177,000            14,867
   FUJIFILM Holdings Corp. .................           107,900             3,101
   Haseko Corp.## ..........................         3,521,018             2,641
   Honda Motor Co. Ltd. ....................           226,300             7,003
   Hoya Corp. ..............................           185,300             4,058
   INPEX Corp. .............................               335             2,741
   JS Group Corp. ..........................           310,400             5,076
   KDDI Corp. ..............................             1,824             9,692
   Keyence Corp. ...........................            14,500             2,877
   Konica Minolta Holdings, Inc. ...........           347,500             3,241
   Kubota Corp. ............................           184,000             1,428
   Mitsubishi Corp. ........................           191,800             4,097
   Mitsubishi Estate Co. Ltd. ..............           238,000             3,614
   Mitsubishi Gas Chemical Co., Inc. .......         1,168,000             5,330
   Mitsubishi UFJ Financial Group, Inc. ....         1,647,800             8,796
   Murata Manufacturing Co. Ltd. ...........            73,690             3,632
   NGK Spark Plug Co. Ltd. .................           643,000             7,275
   Nintendo Co. Ltd. .......................            11,400             2,907
   Nomura Holdings, Inc. ...................           973,100             6,810
   Sankyo Co. Ltd. .........................           110,800             6,313
   Secom Co. Ltd. ..........................            61,300             2,867
   Seven & I Holdings Co. Ltd. .............           140,800             3,087
   Shin-Etsu Chemical Co. Ltd. .............           145,000             7,639
   SMC Corp. ...............................            45,900             5,275
   Sony Corp. ..............................            64,102             1,884
   Sony Financial Holdings, Inc. ...........             2,609             7,456
   Sumitomo Corp. ..........................           363,700             3,541
   Takeda Pharmaceutical Co. Ltd. ..........            16,000               643
   Tokyo Electron Ltd. .....................           171,300             9,522
   Tokyo Gas Co. Ltd. ......................         1,147,000             4,541
   Tokyo Steel Manufacturing Co. Ltd. ......           357,100             4,680

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Toyota Motor Corp. ......................           218,600   $         8,650
TOTAL JAPAN                                                              191,115
                                                                 ---------------
NETHERLANDS - 5.59%
COMMON STOCKS - 5.59%
   Akzo Nobel N.V. + .......................           233,801            13,817
   ASML Holding N.V. .......................           211,757             5,701
   ING Groep N.V. ##+ ......................           379,330             4,904
   Koninklijke Philips Electronics N.V. ....           564,828            14,199
   Randstad Holding N.V. ## ................            55,060             2,094
   Reed Elsevier N.V. ......................           724,072             8,461
   SBM Offshore N.V. .......................           265,765             5,112
   TNT N.V. ................................           585,978            15,525
   Unilever N.V. ...........................           218,722             6,736
TOTAL NETHERLANDS ..........................                              76,549
                                                                 ---------------
NORWAY - 1.71%
COMMON STOCKS - 1.71%
   Aker Solutions ASA ......................         1,109,250            13,387
   StatoilHydro ASA ........................            75,290             1,787
   Telenor ASA ## ..........................           640,840             8,249
TOTAL NORWAY                                                              23,423
                                                                 ---------------
PORTUGAL - 0.62%
COMMON STOCKS - 0.62%
   Portugal Telecom, SGPS, S.A. ............           747,760             8,540
                                                                 ---------------
SINGAPORE - 2.66%
COMMON STOCKS - 2.66%
   DBS Group Holdings Ltd. .................         2,313,182            21,108
   Flextronics International Ltd. ## .......           848,510             5,498
   Singapore Telecommunications Ltd. .......         4,703,000             9,744
TOTAL SINGAPORE                                                           36,350
                                                                 ---------------
SOUTH KOREA - 1.07%
COMMON STOCKS - 1.07%
   Hyundai Heavy Industries ................            56,474             7,830
   KB Financial Group, Inc., ADR ## + ......           143,018             6,785
TOTAL SOUTH KOREA ..........................                              14,615
                                                                 ---------------
SPAIN - 3.55%
COMMON STOCKS - 3.55%
   Banco Bilbao Vizcaya Argentaria S.A. ....           233,200             4,177
   Banco Santander S.A. ....................           361,009             5,811
   Banco Santander S.A., GDR ...............           400,828             6,371
   Banco Santander S.A., Right ## ..........           310,129                55
   Enagas S.A. .............................           229,984             4,735
   Iberdrola S.A. ..........................           271,304             2,460
   Repsol YPF S.A. .........................           257,990             6,868

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Telefonica S.A. .........................           650,634   $        18,160
TOTAL SPAIN                                                               48,637
                                                                 ---------------
SWEDEN - 2.31%
COMMON STOCKS - 2.31%
   Atlas Copco AB ..........................           645,240             8,817
   Nordea Bank AB ..........................           582,370             6,214
   Skandinaviska Enskilda Banken ## ........           814,675             5,075
   Telefonaktiebolaget LM Ericsson .........         1,082,375            11,540
TOTAL SWEDEN                                                              31,646
                                                                 ---------------
SWITZERLAND - 8.35%
COMMON STOCKS - 8.35%
   Adecco S.A.+ ............................           130,550             5,836
   Compagnie Financiere Richemont S.A. .....           265,588             7,436
   Credit Suisse Group AG ..................           135,900             7,259
   Julius Baer Group Ltd. ..................            53,000             1,995
   Lonza Group AG ..........................            52,740             4,110
   Nestle S.A. .............................           162,878             7,571
   Novartis AG .............................           462,160            24,108
   Roche Holding AG ........................           116,613            18,684
   Swiss Reinsurance Co. Ltd. ..............           100,960             4,114
   UBS AG## ................................         1,117,300            18,711
   Zurich Financial Services AG ............            62,966            14,415
TOTAL SWITZERLAND                                                        114,239
                                                                 ---------------
UNITED KINGDOM - 22.36%
COMMON STOCKS - 22.36%
   Anglo American plc ## ...................           219,270             7,971
   Aviva plc ...............................         1,874,344            11,736
   BAE Systems plc .........................         2,071,389            10,659
   Barclays Bank plc ## ....................           863,600             4,518
   BG Group plc ............................           240,800             4,151
   BP plc ..................................         2,630,409            24,773
   British American Tobacco plc ............           283,180             9,042
   British Sky Broadcasting Group plc ......           863,040             7,524
   BT Group plc ............................         1,754,900             3,747
   Cadbury plc .............................           499,764             6,295
   Cairn Energy plc ## .....................            48,000             2,075
   Centrica plc ............................         1,670,765             6,787
   Compass Group plc .......................           735,520             4,670
   GlaxoSmithKline plc .....................           907,203            18,631
   HSBC Holdings plc .......................         2,889,943            31,848
   Informa plc .............................           456,400             2,189
   International Power Co. .................           597,900             2,489
   Kingfisher plc ..........................         1,256,400             4,596
   Lloyds Banking Group plc + ..............         2,906,600             4,112
   Marks and Spencer Group plc .............           354,320             1,985
   Michael Page International ..............           685,409             3,609
   Pearson plc .............................           534,980             7,281

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
   Prudential plc ..........................           459,100   $         4,166
   Qinetiq Group plc .......................           536,100             1,437
   Reed Elsevier plc .......................           492,300             3,735
   Rexam plc ...............................           591,642             2,690
   Rio Tinto plc ...........................           168,558             7,450
   Rolls-Royce Group plc C Shares
      Entitlement Dec. 09## ++ .............        95,218,680               156
   Rolls-Royce Group plc ...................         1,586,978            11,719
   Royal Dutch Shell plc, A Shares .........           343,949            10,230
   Royal Dutch Shell plc, B Shares .........           441,679            12,794
   Smith & Nephew plc ......................           519,047             4,592
   Smiths Group plc ........................           275,620             4,032
   Standard Chartered plc ..................           351,090             8,621
   Tesco plc ...............................           615,900             4,110
   Unilever plc ............................           426,551            12,768
   Vodafone Group plc ......................        13,535,986            29,948
   WPP Group plc + .........................           352,600             3,162
   Xstrata ## ..............................           262,100             3,754
TOTAL UNITED KINGDOM                                                     306,052
                                                                 ---------------
UNITED STATES - 0.15%
COMMON STOCKS - 0.15%
   News Corp. ..............................           172,040             1,982
                                                                 ---------------
SHORT TERM INVESTMENTS - 2.72%
   American Beacon U.S. Government Money
      Market Select Fund# ..................         3,956,093             3,956
   JP Morgan U.S. Government Money Market
      Fund .................................        33,282,254            33,282
TOTAL SHORT TERM INVESTMENTS                                              37,238
                                                                 ---------------
SECURITIES LENDING
COLLATERAL - 4.10%
   American Beacon U.S. Government Money
      Market Select Fund# ..................        31,052,537            31,053
   JP Morgan U.S. Government Money Market
      Fund .................................        25,000,000            25,000
TOTAL SECURITIES LENDING COLLATERAL ........                              56,053
                                                                 ---------------
TOTAL INVESTMENTS 102.68% -
   (COST $1,308,627) .......................                           1,405,342
LIABILITIES, NET OF
   OTHER ASSETS - (2.68%) ..................                             (36,686)
TOTAL NET ASSETS - 100.00% .................                     $     1,368,656
                                                                 ===============

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2009.

++ Valued at fair value pursuant to procedures approved by the Board of Trustees.

#    The Fund is affiliated by having the same investment advisor.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                    UNREALIZED
                               NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                               CONTRACTS      DATE       VALUE    (DEPRECIATION)
                               ---------   ----------   -------   --------------
Australia SPI Index ........       40       Dec 2009    $ 4,178      $   (50)
Canada S&PCDA 60 Index .....       39       Dec 2009      4,676         (176)
France CAC 40 Index ........      101       Dec 2009      5,338         (213)
Germany DAX Index ..........       20       Dec 2009      3,986         (181)
Hang Seng Index ............        9       Nov 2009      1,256          (25)
Italy MIB 30 Index .........       11       Dec 2009      1,786          (82)
Netherlands 200 AEX Index ..       14       Nov 2009      1,246          (76)
Spain IBEX 35 Index ........       14       Nov 2009      2,343          (51)
Sweden OMX Index ...........       97       Nov 2009      1,298           42
Tokyo FE TOPIX Index .......      107       Dec 2009     10,568         (326)
UK FTSE 100 Index ..........      128       Dec 2009     10,552          (94)
                                                        -------      -------
                                                        $47,227      $(1,232)
                                                        =======      =======

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                              SETTLEMENT   MARKET  UNREALIZED
                                                 DATE      VALUE   GAIN/(LOSS)
                                              ----------  -------  -----------
CONTRACTS TO DELIVER
    1,797 Australian Dollar ................  12/18/2009  $ 1,610     $ (60)
    2,204 Canadian Dollar ..................  12/18/2009    2,037        15
    4,253 Euro Currency ....................  12/18/2009    6,258       (20)
  493,867 Japanese Yen .....................  12/18/2009    5,488       (22)
    2,617 Pound Sterling ...................  12/18/2009    4,294       (74)
    4,203 Swedish Krona ....................  12/18/2009      593        10
    1,989 Swiss Franc ......................  12/18/2009    1,939       (12)
                                                          -------     -----
TOTAL CONTRACTS TO DELIVER
   (RECEIVABLE AMOUNT $22,056) .............              $22,219     $(163)
                                                          -------     -----
CONTRACTS TO RECEIVE
    6,040 Australian Dollar ................  12/18/2009  $ 5,413     $ 198
    6,694 Canadian Dollar ..................  12/18/2009    6,186       (31)
   13,206 Euro Currency ....................  12/18/2009   19,432        93
1,388,110 Japanese Yen .....................  12/18/2009   15,425       282
    8,469 Pound Sterling ...................  12/18/2009   13,896      (176)
   11,285 Swedish Krona ....................  12/18/2009    1,592       (29)
    5,850 Swiss Franc ......................  12/18/2009    5,704        43
                                                          -------     -----
TOTAL CONTRACTS TO RECEIVE
   (PAYABLE AMOUNT $67,268) ................              $67,648     $ 380
                                                          -------     -----
NET CURRENCY FLUCTUATION ...................                          $ 217
                                                                      =====

SECTOR DIVERSIFICATION

                                      Percent of
                                      Net Assets
                                      ----------
Consumer Discretionary ............     13.01%
Consumer Staples ..................      5.15%
Energy ............................      8.87%
Financials ........................     21.29%
Health Care .......................      8.63%
Industrials .......................     15.37%
Information Technology ............      4.98%
Materials .........................      6.73%
Telecommunication Services ........      8.06%
Utilities .........................      3.77%
Short Term Investments ............      6.82%
Liabilities, Net of Other Assets ..     (2.68)%
                                       ------
                                       100.00%
                                       ======

                             See accompanying notes

AMERICAN BEACON FUNDS(SM)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                             EMERGING
                                                                              MARKETS    INTERNATIONAL
                                                                               FUND       EQUITY FUND
                                                                            ----------   -------------
ASSETS:
   Investments in unaffiliated securities, at value (A D) ...............   $  128,665    $ 1,370,333
   Investments in affiliated securities, at value (B) ...................           --         35,009
   Foreign currency, at value (C) .......................................        1,437          5,015
   Deposit with brokers for futures contracts ...........................           --          3,944
   Receivable for investments sold ......................................          417         11,824
   Dividends and interest receivable ....................................          168          2,659
   Receivable for fund shares sold ......................................           75          1,365
   Receivable for tax reclaims ..........................................            4            169
   Net unrealized Appreciation on foreign currency contracts ............           --            217
   Prepaid expenses .....................................................           11             83
                                                                            ----------    -----------
      TOTAL ASSETS ......................................................      130,777      1,430,618
                                                                            ----------    -----------
LIABILITIES:
   Payable for investments purchased ....................................          696          2,072
   Payable upon return of securities loaned .............................           --         56,053
   Payable for fund shares redeemed .....................................           30          1,288
   Payable for variation margin on open futures contracts ...............          179            517
   Management and investment advisory fees payable (Note 2) .............           88          1,396
   Administrative service and service fees payable ......................           11            410
   Other liabilities ....................................................           86            226
                                                                            ----------    -----------
      TOTAL LIABILITIES .................................................        1,090         61,962
                                                                            ----------    -----------
NET ASSETS ..............................................................   $  129,687    $ 1,368,656
                                                                            ==========    ===========
ANALYSIS OF NET ASSETS:
Paid-in-capital .........................................................      134,505      1,488,152
Undistributed net investment income .....................................        1,183         41,027
Accumulated net realized (loss) .........................................      (31,371)      (256,287)
Unrealized appreciation of investments, futures contracts, and foreign
   currency .............................................................       25,370         95,764
                                                                            ----------    -----------
NET ASSETS ..............................................................   $  129,687    $ 1,368,656
                                                                            ==========    ===========
Shares outstanding (no par value):
   Institutional Class ..................................................      794,255     31,576,195
                                                                            ==========    ===========
   Y Class ..............................................................          N/A             67
                                                                            ==========    ===========
   Investor Class .......................................................      867,527     29,125,166
                                                                            ==========    ===========
   Advisor Class ........................................................          N/A        113,319
                                                                            ==========    ===========
   Retirement Class .....................................................          N/A             85
                                                                            ==========    ===========
   AMR Class ............................................................    9,147,677     27,641,470
                                                                            ==========    ===========
Net asset value, offering and redemption price per share:
   Institutional Class ..................................................   $    11.95    $     15.51
                                                                            ==========    ===========
   Y Class ..............................................................          N/A    $     15.52
                                                                            ==========    ===========
   Investor Class .......................................................   $    11.77    $     15.30
                                                                            ==========    ===========
   Advisor Class ........................................................          N/A    $     15.20
                                                                            ==========    ===========
   Retirement Class .....................................................          N/A    $     15.20
                                                                            ==========    ===========
   AMR Class ............................................................   $    12.02    $     15.61
                                                                            ==========    ===========
(A) Cost of investments in unaffiliated securities ......................   $  103,170    $ 1,273,619
(B) Cost of investments in affiliated securities ........................   $       --    $    35,009
(C) Cost of foreign currency ............................................   $    1,448    $     4,979
(D) Market value of securities on loan ..................................   $       --    $    53,380

                             See accompanying notes

AMERICAN BEACON FUNDS(SM)
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2009 (IN THOUSANDS)

                                                                                 EMERGING
                                                                                  MARKETS   INTERNATIONAL
                                                                                   FUND      EQUITY FUND
                                                                                 --------   -------------
INVESTMENT INCOME:
   Dividend income from unaffiliated securities (net of foreign taxes) (A) ...   $  2,610     $  40,091
   Dividend income from affiliated securities ................................          7            48
   Interest income ...........................................................          4            36
   Income derived from securities lending, net ...............................         96         1,777
                                                                                 --------     ---------
         TOTAL INVESTMENT INCOME .............................................      2,717        41,952
                                                                                 --------     ---------
EXPENSES:
   Management and investment advisory fees (Note 2) ..........................        773         4,042
   Administrative service fees (Note 2):
      Institutional Class ....................................................         21         1,343
      Investor Class .........................................................         19         1,181
      Advisor Class ..........................................................         --             5
      AMR Class ..............................................................         44           177
   Transfer agent fees:
      Institutional Class ....................................................          1            33
      Investor Class .........................................................          4            35
      Advisor Class ..........................................................         --             3
      AMR Class ..............................................................          5            23
   Custody and fund accounting fees ..........................................        468           281
   Professional fees .........................................................         43            75
   Registration fees and expenses ............................................         31            75
   Service fees (Note 2):
      Investor Class .........................................................         16         1,240
      Advisor Class ..........................................................         --             4
   Distribution fees - Advisor Class (Note 2) ................................         --             4
   Prospectus and shareholder reports ........................................          4           189
   Trustee fees ..............................................................         10           121
   Other expenses ............................................................         54           317
                                                                                 --------     ---------
         TOTAL EXPENSES ......................................................      1,493         9,148
                                                                                 --------     ---------
   Net (fees waived and expenses reimbursed)/recouped by Manager
      (Note 2) ...............................................................         --            --
                                                                                 --------     ---------
         NET EXPENSES ........................................................      1,493         9,148
                                                                                 --------     ---------
NET INVESTMENT INCOME ........................................................      1,224        32,804
                                                                                 --------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from: (B)
      Investments ............................................................    (13,356)     (234,766)
      Commission recapture (Note 1) ..........................................         --            68
      Foreign currency transactions ..........................................     (5,706)       (2,677)
      Futures contracts ......................................................          7        (7,027)
   Change in net unrealized appreciation or depreciation of:
      Investments ............................................................     56,033       340,188
      Foreign currency translations ..........................................     10,156       142,812
      Futures contracts ......................................................      1,196        15,561
                                                                                 --------     ---------
         NET GAIN ON INVESTMENTS .............................................     48,330       254,159
                                                                                 --------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................   $ 49,554     $ 286,963
                                                                                 ========     =========
(A) Foreign taxes ............................................................   $    270     $   3,998
(B) Net of foreign withholding taxes on capital gains ........................   $      2     $      --

                             See accompanying notes

AMERICAN BEACON FUNDS(SM)
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                Emerging Markets Fund     International Equity Fund
                                                              -------------------------   -------------------------
                                                               Year Ended    Year Ended    Year Ended    Year Ended
                                                              October 31,   October 31,   October 31,   October 31,
                                                                 2009           2008          2009          2008
                                                              -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ..................................     $  1,224     $   2,837    $   32,804    $    71,599
   Net realized gain (loss) on investments, futures
      contracts, and foreign currency transactions ........      (19,055)        1,673      (244,402)        33,063
   Change in net unrealized appreciation or depreciation
      of investments, futures contracts, and foreign
      currency translations ...............................       67,385      (133,877)      498,561     (1,329,781)
                                                                --------     ---------    ----------    -----------
         NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS .....................       49,554      (129,367)      286,963     (1,225,119)
                                                                --------     ---------    ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class .................................         (129)          (58)      (22,416)       (40,937)
      Investor Class ......................................          (93)          (43)      (17,116)       (20,913)
      Advisor Class .......................................           --            --           (61)          (105)
      AMR Class ...........................................       (2,146)       (2,023)      (17,313)       (18,454)
   Net realized gain on investments:
      Institutional Class .................................         (798)       (2,019)      (12,166)      (155,609)
      Investor Class ......................................         (756)       (1,876)      (10,088)       (87,859)
      Advisor Class .......................................           --            --           (40)          (482)
      AMR Class ...........................................      (11,268)      (39,911)       (8,489)       (63,681)
                                                                --------     ---------    ----------    -----------
         NET DISTRIBUTIONS TO SHAREHOLDERS ................      (15,190)      (45,930)      (87,689)      (388,040)
                                                                --------     ---------    ----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ..........................       21,046        28,155       264,266        443,828
   Reinvestment of dividends and distributions ............       15,153        45,849        81,731        366,395
   Cost of shares redeemed ................................      (24,071)     (112,884)     (500,348)    (1,148,081)
   Redemption fees ........................................           18           161           217            868
                                                                --------     ---------    ----------    -----------
         NET INCREASE (DECREASE) IN NET ASSETS FROM
            CAPITAL SHARE TRANSACTIONS ....................       12,146       (38,719)     (154,134)      (336,990)
                                                                --------     ---------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS .....................       46,510      (214,016)       45,140     (1,950,149)
                                                                --------     ---------    ----------    -----------
NET ASSETS:
   Beginning of period ....................................       83,177       297,193     1,323,516      3,273,665
                                                                --------     ---------    ----------    -----------
   END OF PERIOD * ........................................     $129,687     $  83,177    $1,368,656    $ 1,323,516
                                                                ========     =========    ==========    ===========
*Includes undistributed net investment income (loss) of ...     $  1,183     $   2,109    $   41,027    $    70,764
                                                                ========     =========    ==========    ===========

                             See accompanying notes

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, (the "Act"), as amended as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Emerging Markets and International Equity Funds (the "Funds"), each a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

     Prior to March 1, 2009, the Investor and Advisor Classes were formerly known as the PlanAhead and Service Classes, respectively. May 1 and August 3, 2009 are the inception dates of the Retirement and Y Classes, respectively.

     The Funds have multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:
------                --------------------------------------------------------
INSTITUTIONAL CLASS   Investors making an initial investment of $250,000
Y CLASS               Investors making an initial investment of $100,000
INVESTOR CLASS        General public and investors investing through an
                      intermediary
ADVISOR CLASS         Investors investing through an intermediary
RETIREMENT CLASS      Investors investing through an intermediary
AMR CLASS             Investors in the tax-exempt retirement and benefit plans
                      of AMR Corporation and its affiliates

     Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

     Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant that they will, in the judgment of the pricing committee of the Fund, clearly and materially affect the value of securities, the foreign market closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Of the total investments at October 31, 2009, for the Emerging Markets and International Equity Funds $84,980 or 65.5% and $1,164,113 or 85.1%, respectively, were valued at fair value based on procedures established by the Board.

Valuation Inputs

     Various inputs may be used to determine the value of the Funds' investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

     Level 3 - Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

     The Funds' investments are summarized by level based on the inputs used to determine their values. As of October 31, 2009 the Funds' investments were classified as follows: (in thousands)

EMERGING MARKETS                                    Level 1    Level 2   Level 3    Total
----------------                                   ---------   -------   -------   --------
Preferred Stocks................................    $ 3,073    $   353     $--     $  3,426
Common Stocks...................................     35,776     84,626      --      120,402
Short Term Investments..........................      3,732      1,105      --        4,837
                                                    -------    -------     ---     --------
   Total Investments in Securities..............    $42,581    $86,084     $--     $128,665
                                                    =======    =======     ===     ========
Futures Contracts...............................      6,095         --      --        6,095

INTERNATIONAL EQUITY                                Level 1     Level 2     Level 3     Total
--------------------                               ---------   ----------   -------   ----------
Preferred Stocks................................   $    --     $    2,108     $--     $    2,108
Common Stocks...................................    150,941     1,159,002      --      1,309,943
Short Term Investments..........................     93,291            --      --         93,291
                                                   --------    ----------     ---     ----------
   Total Investments in Securities..............   $244,232    $1,161,110     $--     $1,405,342
                                                   ========    ==========     ===     ==========
Forward Exchange Contracts - Assets.............   $ 67,648            --      --        $67,648
Forward Exchange Contracts - Liabilities........    (22,219)           --      --        (22,219)
Futures Contracts...............................     47,227            --      --         47,227

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

Forward Foreign Currency Contracts

     The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as a Deposit with broker for futures contracts on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Emerging Markets

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2009 (in thousands)

                                                                                            Liability
Statement of Assets and Liabilities                                                        Derivatives      Fair Value
-----------------------------------                                                     -----------------   ----------
Unrealized appreciation of investments, futures contracts, and foreign currency......   Equity Contracts*      $(119)

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2009 (in thousands)

Statement of Operations                                                               Derivative      Fair Value
-----------------------                                                            ----------------   ----------
Net realized gain (loss) from futures contracts.................................   Equity Contracts     $    7
Change in net unrealized appreciation or depreciation of futures contracts......   Equity Contracts      1,196

International Equity

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2009 (in thousands)

Statement of Assets and Liabilities                               Asset Derivatives    Fair Value
-----------------------------------                               ------------------   ----------
Net unrealized appreciation on foreign currency contracts......   Foreign Exchange        $380
                                                                  Currency Contracts

                                                                                        Liability Derivatives
                                                                                        ---------------------
                                                                                         Foreign Exchange
Net unrealized appreciation on foreign currency contracts............................    Currency Contracts       (163)
Unrealized appreciation of investments, futures contracts, and foreign currency......    Equity Contracts*      (1,232)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2009 (in thousands)

Statement of Operations                                                               Derivative      Fair Value
-----------------------                                                            ----------------   ----------
Net realized gain (loss) from futures contracts.................................   Equity Contracts    $(7,027)
Change in net unrealized appreciation or depreciation of futures contracts......   Equity Contracts     15,561

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

Dividends to Shareholders

     Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds' investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds' Statements of Operations.

Allocation of Income, Expenses, Gains, and Losses

     Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

     The Funds impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

with short-term trading activity in the Funds. The "first-in, first-out" method is used to determine the holding period. The fee is allocated to all classes of the Funds pro-rata based on their respective net assets.

Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors that have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2009 were as follows (dollars in thousands):

                                                          AMOUNTS PAID    NET AMOUNTS
                               MANAGEMENT    MANAGEMENT   TO INVESTMENT   RETAINED BY
                                FEE RATE         FEE        ADVISORS        MANAGER
                               -----------   ----------   -------------   -----------
Emerging Markets............   0.60%-0.95%     $  773        $  722          $ 51
International Equity........   0.20%-0.55%     $4,042        $3,442          $600

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Funds pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the year ended October 31, 2009, securities lending fees paid to the Manager oh behalf of the Emerging Markets and International Equity Funds were $12,594 and $238,271, respectively.

Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor and Retirement Classes of the Funds and 0.05% of the average daily net assets of the AMR Class of the Funds.

Distribution Plans

     The Funds, except for the Advisor and Retirement Classes of the Funds, have adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Funds shares.

     Separate Distribution Plans (the "Distribution Plans") have been adopted pursuant to Rule 12b-1 under the Act for the Advisor and Retirement Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor Class and 0.50% of the average daily net assets of the Retirement Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor and Retirement Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.25% of the average daily net assets of the Advisor and Retirement Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Brokerage Commissions

     Affiliated entities of an investment advisor to the Funds received net commissions on purchases and sales of the Funds' portfolio securities totaling $14,316 and $2,420 for the Emerging Markets and International Equity Funds, respectively for the year ended October 31, 2009.

Investment in Affiliated Funds

     The Funds may invest in the American Beacon Money Market Select Fund (the "MM Select Fund") or the US Government Money Market Fund (the "USG Select Fund"), (collectively the "Select Funds"). Cash collateral received by the Funds in connection with securities lending may be invested in the Select Funds. The Funds and the Select Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee equal to 0.09% of its average daily net assets. During the year ended October 31, 2009, fees earned by the Manager from the Select funds were as follows:

                               DIRECT        SECURITIES LENDING
                            INVESTMENTS IN   COLLATERAL INVESTED
                             SELECT FUNDS       IN SELECT FUNDS     TOTAL
                            --------------   -------------------   -------
Emerging Markets.........       $  594            $ 1,054          $ 1,648
International Equity.....        5,743             10,534           16,277

Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. The Fund did not utilize the credit facility during the year ended October 31, 2009.

Expense Reimbursement Plan

     The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

year ended October 31, 2009, the International Equity Advisor Class waived $130. A liability has not been booked as the Manager does not intend to seek repayment.

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows (in thousands):


                                              EMERGING MARKETS         INTERNATIONAL EQUITY
                                         -------------------------   -------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                            2009          2008          2009          2008
                                         -----------   -----------   -----------   -----------
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
      Institutional Class.............     $   129       $   550       $24,114      $ 69,221
      Investor Class..................          93           499        17,999        36,886
      Advisor Class...................          --            --            66           193
      AMR Class.......................       2,146        11,725        17,924        30,031
   LONG-TERM CAPITAL GAIN
      Institutional Class.............         798         1,527        10,468       127,324
      Investor Class..................         756         1,420         9,205        71,886
      Advisor Class...................          --            --            35           395
      AMR Class.......................      11,268        30,209         7,878        52,104
                                           -------       -------       -------      --------
TOTAL DISTRIBUTIONS PAID..............     $15,190       $45,930       $87,689      $388,040
                                           =======       =======       =======      ========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

     As of October 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                    EMERGING    INTERNATIONAL
                                                                     MARKETS       EQUITY
                                                                   ----------   -------------
Cost basis of investments for federal income tax purposes ......    $117,402     $1,348,848
Unrealized appreciation ........................................      20,279        203,598
Unrealized depreciation ........................................      (9,016)      (147,105)
                                                                    --------     ----------
Net unrealized appreciation/(depreciation) .....................      11,263         56,493
Undistributed ordinary income ..................................       1,932         45,083
Undistributed long-term gain/(loss) ............................     (17,887)      (223,489)
Other temporary differences ....................................        (126)         2,417
                                                                    --------     ----------
Distributable earnings .........................................    $ (4,818)    $ (119,496)
                                                                    ========     ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain/(losses) on certain

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

derivative instruments, the realization for tax purposes of unrealized gain/(losses) on investments in passive foreign investment companies, and
Section 732 basis adjustments.

     Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from foreign currency gains/(losses) from sales of investments in passive foreign investment companies, and Section 732 basis adjustments that have been reclassified as of October 31, 2009 (in thousands):

                                                                                        EMERGING   INTERNATIONAL
                                                                                         MARKETS      EQUITY
                                                                                        --------   -------------
Paid-in-capital .....................................................................    $  --        $ 2,825
Undistributed net investment income .................................................      218         (5,635)
Accumulated net realized loss .......................................................     (217)         2,811
Unrealized depreciation of investments, futures contracts and foreign currency ......       (1)            (1)

     At October 31, 2009 the capital loss carry forward positions for federal income tax purposes were $18,006 for Emerging Markets Fund and $224,721 for International Equity Fund expiring in 2017. (in thousands)

4. INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2009 were (in thousands):

                                    EMERGING   INTERNATIONAL
                                     MARKETS       EQUITY
                                    --------   -------------
Purchases .......................    $79,113     $473,161
Sales and Maturities ............     65,097      562,166

     A summary of the Fund's direct transactions in the Select Funds for the year ended October 31, 2009 is set forth below (in thousands):

                                           OCTOBER 31, 2008                            OCTOBER 31, 2009
                       AFFILIATED FUND   SHARES/MARKET VALUE   PURCHASES    SALES    SHARES/MARKET VALUE
                       ---------------   -------------------   ---------   -------   -------------------
Emerging Markets        MM Select Fund         $ 5,304          $    --    $ 5,304         $   --
International Equity    MM Select Fund          26,918               --     26,918             --
International Equity   USG Select Fund              --           17,051     13,095          3,956

5. SECURITIES LENDING

     On May 19, 2009, the Emerging Markets Fund terminated its securities lending program. The International Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

     To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the "Agent") in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements.

     Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 75%, 15%, and 10%, respectively, of the income generated from securities lending.

     While securities are on loan, the Fund continues to receive any income associated with that security and any gain or loss in the market price that may occur during the term of the loan.

     Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

     As of October 31, 2009, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

  MARKET VALUE OF
SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL POSTED BY BORROWER
------------------   -------------------   ----------------------------------
      $53,380                $--                         $56,053

     Cash collateral is listed in the Fund's Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statement of Operations.

     Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year ended October 31, 2009

                                                    INSTITUTIONAL
                                                        CLASS         INVESTOR CLASS        AMR CLASS
                                                   ---------------   ----------------   -----------------
EMERGING MARKETS FUND                              SHARES   AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT
---------------------                              ------   ------   ------   -------   ------   --------
Shares sold.....................................    119     $1,207     355    $ 3,717    1,767   $ 16,122
Reinvestment of dividends.......................    126        917     114        822    1,832     13,414
Shares redeemed.................................    (59)      (672)*  (187)    (1,654)* (2,458)   (21,727)*
                                                    ---     ------    ----    -------   ------   --------
Net increase in shares outstanding..............    186     $1,452     282    $ 2,885    1,141   $  7,809
                                                    ===     ======    ====    =======   ======   ========

AMERICAN BEACON FUNDS(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

                                                    INSTITUTIONAL CLASS       Y CLASS          INVESTOR CLASS
                                                   --------------------   ---------------   -------------------
INTERNATIONAL EQUITY FUND                           SHARES      AMOUNT    SHARES   AMOUNT    SHARES     AMOUNT
-------------------------                          --------   ---------   ------   ------   -------   ---------
Shares sold.....................................      7,840   $ 100,116     --      $ 1       7,880      99,626
Reinvestment of dividends.......................      2,451      29,191     --       --       2,263      26,656
Shares redeemed.................................    (21,920)   (270,772)*   --       --*    (13,941)   (175,030)*
                                                    -------   ---------    ---      ---     -------   ---------
Net increase (decrease) in shares outstanding...    (11,629)  $(141,465)    --      $ 1      (3,798)  $ (48,748)
                                                    =======   =========    ===      ===     =======   =========

                                                                        RETIREMENT
                                                    ADVISOR CLASS         CLASS            AMR CLASS
                                                   ---------------   ---------------   -----------------
INTERNATIONAL EQUITY FUND                          SHARES   AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT
-------------------------                          ------   ------   ------   ------   ------   --------
Shares sold.....................................     21     $ 262      --      $ 1      4,956   $ 64,260
Reinvestment of dividends.......................      7        82      --       --      2,157     25,802
Shares redeemed.................................    (35)     (464)*    --       --*    (4,240)   (53,865)*
                                                    ---     -----     ---      ---     ------   --------
Net increase (decrease) in shares outstanding...     (7)    $(120)     --      $ 1      2,873   $ 36,197
                                                    ===     =====     ===      ===     ======   ========

Year Ended October 31, 2008

                                                     INSTITUTIONAL
                                                         CLASS         INVESTOR CLASS         AMR CLASS
                                                   ----------------   ----------------   ------------------
EMERGING MARKETS FUND                              SHARES    AMOUNT   SHARES    AMOUNT   SHARES     AMOUNT
---------------------                              ------   -------   ------   -------   ------   ---------
Shares sold.....................................      7     $   117      540   $ 9,707    1,030   $  18,331
Reinvestment of dividends.......................    109       2,039      101     1,876    2,222      41,934
Shares redeemed.................................    (76)     (1,074)*   (544)   (9,254)* (6,393)   (102,395)*
                                                    ---     -------     ----   -------   ------   ---------
Net increase (decrease) in shares outstanding...     40     $ 1,082       97   $ 2,329   (3,141)  $ (42,130)
                                                    ===     =======     ====   =======   ======   =========

                                                INSTITUTIONAL CLASS      INVESTOR CLASS       ADVISOR CLASS         AMR CLASS
                                                -------------------   -------------------   ----------------   ------------------
INTERNATIONAL EQUITY FUND                        SHARES     AMOUNT     SHARES     AMOUNT    SHARES    AMOUNT   SHARES     AMOUNT
-------------------------                       -------   ---------   -------   ---------   ------   -------   ------   ---------
Shares sold..................................     6,925   $ 137,615    12,711   $ 257,961      40    $   790    2,312   $  47,462
Reinvestment of dividends....................     7,822     177,012     4,768     106,664      26        585    3,605      82,134
Shares redeemed..............................   (33,276)   (680,261)* (18,249)   (352,680)*  (130)    (2,617)* (5,574)   (111,655)*
                                                -------   ---------   -------   ---------    ----    -------   ------   ---------
Net increase (decrease) in shares
   outstanding...............................   (18,529)  $(365,634)     (770)  $  11,945     (64)   $(1,242)     343   $  17,941
                                                =======   =========   =======   =========    ====    =======   ======   =========

----------
*    Net of Redemption Fees

7. SUBSEQUENT EVENTS

     In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 23, 2009, for potential recognition or disclosure in these financial statements.

AMERICAN BEACON EMERGING MARKETS FUND(SM)
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                   Institutional Class
                                                                     ----------------------------------------------
                                                                                 Year Ended October 31,
                                                                     ----------------------------------------------
                                                                       2009      2008      2007      2006     2005
                                                                     -------   -------   -------   -------   ------
Net asset value, beginning of period .............................   $  9.00   $ 24.20   $ 17.42   $ 15.10   $12.64
                                                                     -------   -------   -------   -------   ------
Income from investment operations:
   Net investment income .........................................      0.05      0.23      0.26      0.11     0.15
   Net gains (losses) on securities (both realized and
      unrealized) ................................................      4.42    (11.78)     9.11      4.63     3.45
                                                                     -------   -------   -------   -------   ------
Total income (loss) from investment operations ...................      4.47    (11.55)     9.37      4.74     3.60
                                                                     -------   -------   -------   -------   ------
Less distributions:
   Dividends from net investment income ..........................     (0.21)    (0.10)    (0.10)    (0.21)   (0.06)
   Distributions from net realized gains on securities ...........     (1.31)    (3.55)    (2.49)    (2.21)   (1.08)
                                                                     -------   -------   -------   -------   ------
Total distributions ..............................................     (1.52)    (3.65)    (2.59)    (2.42)   (1.14)
                                                                     -------   -------   -------   -------   ------
Redemption fees added to beneficial interests(A) .................      0.00      0.00      0.00      0.00     0.00
Net asset value, end of period ...................................   $ 11.95   $  9.00   $ 24.20   $ 17.42   $15.10
                                                                     =======   =======   =======   =======   ======
Total return(B) ..................................................     60.56%   (55.59)%   60.83%    34.58%   30.03%
                                                                     =======   =======   =======   =======   ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ......................   $ 9,494   $ 5,478   $13,773   $16,552   $9,348
   Ratios to average net assets (annualized):
   Expenses, net of waivers ......................................      1.66%     1.38%     1.60%     1.56%    1.52%
   Expenses, before waivers ......................................      1.66%     1.38%     1.60%     1.56%    1.52%
   Net investment income, net of waivers .........................      0.95%     1.35%     0.93%     0.80%    1.22%
   Net investment income, before waivers .........................      0.95%     1.35%     0.93%     0.80%    1.22%
   Portfolio turnover rate .......................................        70%       82%       81%       67%      63%

                                                                                     Investor Class
                                                                     ---------------------------------------------
                                                                                Year Ended October 31,
                                                                     ---------------------------------------------
                                                                       2009      2008      2007     2006     2005
                                                                     -------   -------   -------   ------   ------
Net asset value, beginning of period .............................   $  8.85   $ 23.91   $ 17.22   $14.98   $12.53
                                                                     -------   -------   -------   ------   ------
Income from investment operations:
   Net investment income .........................................      0.04      0.17      0.11     0.09     0.15
   Net gains (losses) on securities (both realized and
      unrealized) ................................................      4.35    (11.60)     9.11     4.55     3.41
                                                                     -------   -------   -------   ------   ------
Total income (loss) from investment operations ...................      4.39    (11.43)     9.22     4.64     3.56
                                                                     -------   -------   -------   ------   ------
Less distributions:
   Dividends from net investment income ..........................     (0.16)    (0.08)    (0.04)   (0.19)   (0.03)
   Distributions from net realized gains on securities ...........     (1.31)    (3.55)    (2.49)   (2.21)   (1.08)
                                                                     -------   -------   -------   ------   ------
Total distributions ..............................................     (1.47)    (3.63)    (2.53)   (2.40)   (1.11)
                                                                     -------   -------   -------   ------   ------
Redemption fees added to beneficial interests(A) .................      0.00      0.00      0.00     0.00     0.00
Net asset value, end of period ...................................   $ 11.77   $  8.85   $ 23.91   $17.22   $14.98
                                                                     =======   =======   =======   ======   ======
Total return(B) ..................................................     60.24%   (55.75)%   60.38%   34.01%   29.86%
                                                                     =======   =======   =======   ======   ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ......................   $10,208   $ 5,183   $11,694   $5,841   $2,592
   Ratios to average net assets (annualized):
   Expenses, net of waivers ......................................      1.96%     1.72%     1.96%    2.04%    1.75%
   Expenses, before waivers ......................................      1.96%     1.72%     1.96%    1.91%    2.01%
   Net investment income, net of waivers .........................      0.65%     1.00%     0.65%    0.49%    1.16%
   Net investment income, before waivers .........................      0.65%     1.00%     0.65%    0.62%    0.90%
   Portfolio turnover rate .......................................        70%       82%       81%      67%      63%

                                                                                          AMR Class
                                                                     --------------------------------------------------
                                                                                   Year Ended October 31,
                                                                     --------------------------------------------------
                                                                       2009       2008      2007       2006       2005
                                                                     --------   -------   --------   --------   -------
Net asset value, beginning of period .............................   $   9.06   $ 24.37   $  17.52   $  15.17   $ 12.68
                                                                     --------   -------   --------   --------   -------
Income from investment operations:
   Net investment income .........................................       0.09      0.33       0.19       0.15      0.24
   Net gains (losses) on securities (both realized and
      unrealized) ................................................       4.43    (11.91)      9.30       4.65      3.42
                                                                     --------   -------   --------   --------   -------
Total income (loss) from investment operations ...................       4.52    (11.58)      9.49       4.80      3.66
                                                                     --------   -------   --------   --------   -------
Less distributions:
   Dividends from net investment income ..........................      (0.25)    (0.18)     (0.15)     (0.24)    (0.09)
   Distributions from net realized gains on securities ...........      (1.31)    (3.55)     (2.49)     (2.21)    (1.08)
                                                                     --------   -------   --------   --------   -------
Total distributions ..............................................      (1.56)    (3.73)     (2.64)     (2.45)    (1.17)
                                                                     --------   -------   --------   --------   -------
Redemption fees added to beneficial interests(A) .................       0.00      0.00       0.00       0.00      0.00
Net asset value, end of period ...................................   $  12.02   $  9.06   $  24.37   $  17.52   $ 15.17
                                                                     ========   =======   ========   ========   =======
Total return(B) ..................................................      61.01%   (55.48)%    61.28%     34.88%    30.45%
                                                                     ========   =======   ========   ========   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ......................   $109,985   $72,516   $271,726   $135,146   $94,864
   Ratios to average net assets (annualized):
   Expenses, net of waivers ......................................       1.42%     1.17%      1.37%      1.30%     1.25%
   Expenses, before waivers ......................................       1.42%     1.17%      1.37%      1.30%     1.25%
   Net investment income, net of waivers .........................       1.27%     1.46%      1.25%      1.01%     1.60%
   Net investment income, before waivers .........................       1.27%     1.46%      1.25%      1.01%     1.60%
   Portfolio turnover rate .......................................         70%       82%        81%        67%       63%

----------
(A)  Amounts represent less than $0.01 per share.

(B) May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. For the Institutional Class for the years ended 2006 and 2005, the Total returns have been restated from 34.49% and 30.11%, respectively. For the Investor Class for the years ended 2008, 2007, 2006, and 2005, the Total returns have been restated from (55.77%), 60.17%, 34.16%, and 29.95%, respectively. For the AMR Class for the years ended 2007, 2006, and 2005, the Total returns have been restated from 61.19%, 34.87%, and 30.43%, respectively.

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                                                            Y Class
                                                                                Institutional Class                       ----------
                                                             ----------------------------------------------------------     August
                                                                               Year Ended October 31,                        3 to
                                                             ----------------------------------------------------------     October
                                                               2009       2008        2007         2006         2005       31, 2009
                                                             --------   --------   ----------   ----------   ----------   ----------
Net asset value, beginning of period .....................   $  13.13   $  27.32   $    24.68   $    20.98   $    18.47   $14.89
                                                             --------   --------   ----------   ----------   ----------   ------
Income from investment operations:
   Net investment income(A, B) ...........................       0.54       0.77         0.65         0.60         0.44     0.04
   Net gains (losses) on securities (both realized and
      unrealized)(A) .....................................       2.78     (11.60)        4.31         4.86         2.31     0.59
                                                             --------   --------   ----------   ----------   ----------   ------
Total income (loss) from investment operations ...........       3.32     (10.83)        4.96         5.46         2.75     0.63
                                                             --------   --------   ----------   ----------   ----------   ------
Less distributions:
   Dividends from net investment income ..................      (0.61)     (0.70)       (0.50)       (0.43)       (0.24)      --
   Distributions from net realized gains on securities ...      (0.33)     (2.66)       (1.82)       (1.33)          --       --
                                                             --------   --------   ----------   ----------   ----------   ------
Total distributions ......................................      (0.94)     (3.36)       (2.32)       (1.76)       (0.24)      --
                                                             --------   --------   ----------   ----------   ----------   ------
Redemption fees added to beneficial interest(C) ..........       0.00       0.00         0.00         0.00         0.00     0.00
                                                             --------   --------   ----------   ----------   ----------   ------
Net asset value, end of period ...........................   $  15.51   $  13.13   $    27.32   $    24.68   $    20.98   $15.52
                                                             ========   ========   ==========   ==========   ==========   ======
Total return(H) ..........................................      27.44%    (44.81)%      21.54%       27.55%       14.99%    4.23%(F)
                                                             ========   ========   ==========   ==========   ==========   ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..............   $489,836   $567,414   $1,686,668   $1,549,521   $1,286,441   $    1
   Ratios to average net assets (annualized):
      Expenses, net of waivers(A) ........................       0.73%      0.66%        0.67%        0.71%        0.70%    0.69%(G)
      Expenses, before waivers(A) ........................       0.73%      0.66%        0.67%        0.71%        0.70%    0.69%(G)
      Net investment income, net of waivers(A) ...........       2.76%      2.91%        2.46%        2.52%        2.17%    1.00%(G)
      Net investment income (loss), before waivers(A) ....       2.76%      2.91%        2.46%        2.52%        2.17%    1.00%(G)
   Portfolio turnover rate(D) ............................         41%        31%          38%          40%          37%      41%(E)

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(B) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

(C)  Amounts represent less than $0.01 per share.

(D) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

(E) Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

(F)  Not annualized.

(G)  Annualized.

(H) May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The Total returns for the Institutional Class for the years ended 2006 and 2005, have been restated from 27.49%, and 15.04%, respectively.

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                Investor Class
                                                             ----------------------------------------------------
                                                                            Year Ended October 31,
                                                             ----------------------------------------------------
                                                               2009       2008       2007       2006       2005
                                                             --------   --------   --------   --------   --------
Net asset value, beginning of period .....................   $  12.95   $  26.99   $  24.42   $  20.79   $  18.31
                                                             --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(A, B) ...........................       0.37       0.66       0.58       0.50       0.41
   Net gains (losses) on securities (both realized and
      unrealized)(A) .....................................       2.87     (11.41)      4.26       4.84       2.29
                                                             --------   --------   --------   --------   --------
Total income (loss) from investment operations ...........       3.24     (10.75)      4.84       5.34       2.70
                                                             --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income ..................      (0.56)     (0.63)     (0.45)     (0.38)     (0.22)
   Distributions from net realized gains on securities ...      (0.33)     (2.66)     (1.82)     (1.33)        --
                                                             --------   --------   --------   --------   --------
Total distributions ......................................      (0.89)     (3.29)     (2.27)     (1.71)     (0.22)
                                                             --------   --------   --------   --------   --------
Redemption fees added to beneficial interest(C) ..........       0.00       0.00       0.00       0.00       0.00
                                                             --------   --------   --------   --------   --------
Net asset value, end of period ...........................   $  15.30   $  12.95   $  26.99   $  24.42   $  20.79
                                                             ========   ========   ========   ========   ========
Total return(E) ..........................................      27.08%    (44.96)%    21.22%     27.20%     14.80%
                                                             ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..............   $445,596   $426,473   $909,385   $771,298   $560,770
   Ratios to average net assets (annualized):
      Expenses, net of waivers(A) ........................       1.05%      0.92%      0.93%      0.96%      0.95%
      Expenses, before waivers(A) ........................       1.05%      0.92%      0.93%      0.96%      0.95%
      Net investment income, net of waivers(A) ...........       2.45%      2.82%      2.26%      2.25%      1.96%
      Net investment income (loss), before waivers(A) ....       2.45%      2.82%      2.26%      2.25%      1.96%
   Portfolio turnover rate(D) ............................         41%        31%        38%        40%        37%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(B) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

(C)  Amounts represent less than $0.01 per share.

(D) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

(E) May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The Total returns for the Investor Class for the year ended 2005, has been restated from 14.73%.

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                                                 Retirement
                                                                               Advisor Class                       Class
                                                             ------------------------------------------------   -----------
                                                                          Year Ended October 31,                  May 1 to
                                                             ------------------------------------------------   October 31,
                                                               2009       2008       2007      2006     2005        2009
                                                             --------   --------   --------   ------   ------   -----------
Net asset value, beginning of period .....................   $  12.86   $  26.83   $  24.24   $20.61   $18.24   $ 11.78
                                                             --------   --------   --------   ------   ------   -------
Income from investment operations:
   Net investment income(A,B) ............................       0.31       0.62       0.56     0.46     0.37      0.12
   Net gains (losses) on securities (both realized and
      unrealized)(A) .....................................       2.86     (11.35)      4.20     4.76     2.26      3.30
                                                             --------   --------   --------   ------   ------   -------
Total income (loss) from investment operations ...........       3.17     (10.73)      4.76     5.22     2.63      3.42
                                                             --------   --------   --------   ------   ------   -------
Less distributions:
   Dividends from net investment income ..................      (0.50)     (0.58)     (0.35)   (0.26)   (0.26)       --
   Distributions from net realized gains on securities ...      (0.33)     (2.66)     (1.82)   (1.33)      --        --
                                                             --------   --------   --------   ------   ------   -------
Total distributions ......................................      (0.83)     (3.24)     (2.17)   (1.59)   (0.26)       --
                                                             --------   --------   --------   ------   ------   -------
Redemption fees added to beneficial interest(C) ..........       0.00       0.00       0.00     0.00     0.00      0.00
                                                             --------   --------   --------   ------   ------   -------
Net asset value, end of period ...........................   $  15.20   $  12.86   $  26.83   $24.24   $20.61   $ 15.20
                                                             ========   ========   ========   ======   ======   =======
Total return(H) ..........................................      26.58%    (45.10)%    21.00%   26.73%   14.51%    29.03%(F)
                                                             ========   ========   ========   ======   ======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..............   $  1,722   $  1,546   $  4,932   $4,740   $2,987   $     1
   Ratios to average net assets (annualized):
      Expenses, net of waivers(A) ........................       1.44%      1.19%      1.12%    1.16%    1.21%     1.48%(G)
      Expenses, before waivers(A) ........................       1.45%      1.19%      1.15%    1.19%    1.21%     1.48%(G)
      Net investment income, net of waivers(A) ...........       2.26%      2.36%      2.04%    2.09%    1.70%     1.72%(G)
      Net investment income (loss), before waivers(A) ....       2.25%      2.36%      2.01%    2.05%    1.70%     1.72%(G)
   Portfolio turnover rate(D) ............................         41%        31%        38%      40%      37%       41%(E)


                                                                                  AMR Class
                                                             ----------------------------------------------------
                                                                            Year Ended October 31,
                                                             ----------------------------------------------------
                                                               2009       2008       2007       2006       2005
                                                             --------   --------   --------   --------   --------
Net asset value, beginning of period .....................   $  13.25   $  27.54   $  24.86   $  21.12   $  18.58
                                                             --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(A,B) ............................       0.37       0.72       0.73       0.63       0.50
   Net gains (losses) on securities (both realized and
      unrealized)(A) .....................................       2.99     (11.58)      4.33       4.92       2.33
                                                             --------   --------   --------   --------   --------
Total income (loss) from investment operations ...........       3.36     (10.86)      5.06       5.55       2.83
                                                             --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income ..................      (0.67)     (0.77)     (0.56)     (0.48)     (0.29)
   Distributions from net realized gains on securities ...      (0.33)     (2.66)     (1.82)     (1.33)        --
                                                             --------   --------   --------   --------   --------
Total distributions ......................................      (1.00)     (3.43)     (2.38)     (1.81)     (0.29)
                                                             --------   --------   --------   --------   --------
Redemption fees added to beneficial interest(C) ..........       0.00       0.00       0.00       0.00       0.00
                                                             --------   --------   --------   --------   --------
Net asset value, end of period ...........................   $  15.61   $  13.25   $  27.54   $  24.86   $  21.12
                                                             ========   ========   ========   ========   ========
Total return(H) ..........................................      27.70%    (44.65)%    21.86%     27.88%     15.32%
                                                             ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..............   $431,499   $328,083   $672,680   $563,231   $448,096
   Ratios to average net assets (annualized):
      Expenses, net of waivers(A) ........................       0.48%      0.41%      0.42%      0.45%      0.44%
      Expenses, before waivers(A) ........................       0.48%      0.41%      0.42%      0.45%      0.44%
      Net investment income, net of waivers(A) ...........       3.00%      3.24%      2.77%      2.76%      2.49%
      Net investment income (loss), before waivers(A) ....       3.00%      3.24%      2.77%      2.76%      2.49%
   Portfolio turnover rate(D) ............................         41%        31%        38%        40%        37%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(B) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share through October 31, 2005.

(C)  Amounts represent less than $0.01 per share.

(D) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

(E) Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

(F)  Not annualized.

(G)  Annualized.

(H) May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. For the Advisor Class for the years ended 2007, 2006, and 2005, the Total returns have been restated from 20.85%, 26.89%, and 14.45%, respectively.

AMERICAN BEACON FUNDS
PRIVACY POLICY & FEDERAL TAX INFORMATION
OCTOBER 31, 2009 (UNAUDITED)

PRIVACY POLICY

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

     For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2009, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was 95.43% for Emerging Markets Fund and 85.43% for International Equity Fund. Shareholders will receive notification in January 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

     The International Equity Fund designated a foreign tax credit of $3,975,774 and recognized foreign source income of $43,931,743.

     Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Fund designated $12,821,432 and the International Equity Fund designated $27,586,802 as long-term capital gain dividends for the tax year ended October 31, 2009.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISOR AGREEMENT (UNAUDITED)

     At its May 27, 2009 meeting, the Board of Trustees ("Board") considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds ("Beacon Trust") (the "Funds") and each Investment Advisory Agreement between the Manager and a subadvisor ("Investment Advisory Agreements" and collectively with the Management Agreement, the "Agreements"). In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

     In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 13, 2009 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     In connection with the Board's consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - a description of any payments by the subadvisors to the manager to support the Funds' marketing efforts;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Funds;

     - a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment and, as applicable, information regarding the firm's decline in assets under management from January 1, 2008 through March 31, 2009;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISOR AGREEMENT (UNAUDITED)

     - a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

     - a certification by the firm regarding the reasonable design of its compliance program;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of any revenue sharing activities with respect to the Funds;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared:
(i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 13, 2009 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 27, 2009 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

     In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 27, 2009 meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund;
(3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses;
(4) the extent to which

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISOR AGREEMENT (UNAUDITED)

economies of scale have been taken into account in setting each fee schedule;
(5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

     Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios.

     With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

     Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's performance appears below under "Additional Considerations and Conclusions with Respect to Each Fund."

     Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Beacon Trust, stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a "Feeder Fund"), the Fund will not pay the Manager a management fee. The index series of the Funds also operate under a master-feeder structure, but each of these series invests in a master portfolio that is not managed by the Manager. As such, the Board considered that the Manager does not receive a management fee with respect to the International Equity Index, S&P 500 Index, or Small Cap Index Funds. With respect to the Short-Term Bond Fund, the Board also considered the Manager's advisory fees for services provided by the Manager to institutional separate accounts with similar investment strategies. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

     The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to discontinue the expense waivers and reimbursements for certain classes of the Funds that were closing or maintained competitive expense ratios without such expense waivers. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

     In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

     Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to Each Fund."

     Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager's representation that Fund assets have decreased significantly primarily due to market depreciation in 2008 and the first quarter of 2009, as well as significant share redemptions from the Money Market Funds and the inability of certain competitor money market funds' to maintain positive yields, causing mass redemptions in money market funds throughout the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISOR AGREEMENT (UNAUDITED)

     Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager's relationship with the Funds continues to be a significant factor in attracting separate account assets for the Manager, noting specifically the Manager's utilization of the Large Cap Value Fund model for a newly registered actively managed exchange traded fund managed by the Manager. In addition, the Board noted that the Manager provides services to each Trust at a relatively low cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31.

     Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

     Except for the Short-Term Bond Fund, the performance comparisons below were made versus each Fund's Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Additional Considerations and Conclusions with Respect to the Emerging Markets Fund

     In considering the renewal of the Management Agreement for the Emerging Markets Fund, the Trustees considered the following additional factors: (1) the Emerging Markets Fund outperformed the peer universe median for the one-, three-, and five-year periods ended March 31, 2009 and (2) the expense ratio of the Institutional Class of the Fund ranked better than the median of its Lipper expense universe.

     In considering the renewal of the Investment Advisory Agreements with The Boston Company Asset Management, LLC ("TBC") and Morgan Stanley Investment Management Inc. ("MSIM"), the Trustees considered the following additional factors: (1) MSIM outperformed the peer universe median for the three- and five-year periods ended March 31, 2009, but underperformed for the one-year period; (2) TBC outperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2009; (3) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each subadvisor's other clients; (4) each of the Fund's subadvisors has indicated that it does not charge lower advisory fees to other clients for which it provides comparable services; and (5) the Manager's recommendation to continue to retain each subadvisor.

     Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Emerging Markets Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Emerging Markets Fund.

Additional Considerations and Conclusions with Respect to the International Equity Fund

     In considering the renewal of the Management Agreement for the International Equity Fund, the Trustees considered the following additional factors: (1) the Fund outperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2009, and matched the peer universe median for the ten-year period and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

     In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC ("Causeway"), Lazard Asset Management LLC ("Lazard"), Templeton Investment Counsel, LLC ("Templeton"), and TBC, the Trustees considered the following additional factors: (1) Templeton outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2009; (2) Causeway outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2009, but underperformed for the one-year period; (3) Lazard outperformed the peer universe median for the one-, three- and five-year periods, but underperformed for the ten-year period ended March 31, 2009; (4) TBC outperformed the peer universe median for the one-year period ended March 31, 2009, but underperformed for the three-year period; (5) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each subadvisor's other clients; (6) each of the Fund's subadvisors has indicated that it does not charge lower advisory fees to other clients for which it provides comparable services; and (7) the Manager's recommendation to continue to retain each subadvisor.

     Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the International Equity Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the International Equity Fund.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees nineteen funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS        WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
  ---------------------     -------------------   ------------------------------------------------------------
INTERESTED TRUSTEES

                                   Term
                            Lifetime of Trust
                               until removal,
                               resignation or
                                retirement*

Alan D. Feld** (72)          Trustee since 1996   Sole Shareholder of a professional corporation which is a
                                                  Partner in the law firm of Akin, Gump, Strauss, Hauer &
                                                  Feld, LLP (1960-Present); Director, Clear Channel
                                                  Communications (1984-Present); Trustee, CenterPoint
                                                  Properties (1994-2006); Member, Board of Trustees, Southern
                                                  Methodist University ; Member, Board of Visitors, M.D.
                                                  Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital;
                                                  Trustee, American Beacon Mileage Funds (1996-present);
                                                  Trustee, American Beacon Select Funds (1996-present);
                                                  Trustee, American Beacon Master Trust Funds (1996-present).


NON-INTERESTED TRUSTEES             Term
                             Lifetime of Trust
                               until removal,
                               resignation or
                                retirement*

W. Humphrey Bogart (65)      Trustee since 2004   Board Member, Baylor University Medical Center Foundation
                                                  (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica
                                                  Trust Company, NA (1996-1997); President and CEO, Fidelity
                                                  Investments Southwest Company (1983-1995); Senior Vice
                                                  President of Regional Centers, Fidelity Investments
                                                  (1988-1995); Trustee, American Beacon Mileage Funds
                                                  (2004-present); Trustee, American Beacon Select Funds
                                                  (2004-present); Trustee, American Beacon Master Trust Funds
                                                  (2004-present).

Brenda A. Cline (49)        Trustee since 2004    Executive Vice President, Chief Financial Officer, Treasurer
                                                  and Secretary, Kimbell Art Foundation (1993-Present);
                                                  Trustee, Texas Christian University (1998-Present); Trustee,
                                                  W.I. Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                  Foundation) (2001-2006); Director, Christian Church
                                                  Foundation (1999-2007); Trustee, American Beacon Mileage
                                                  Funds (2004-present); Trustee, American Beacon Select Funds
                                                  (2004-present); Trustee, American Beacon Master Trust Funds
                                                  (2004-present).

Eugene J. Duffy (55)        Trustee since 2008    Principal and Executive Vice President, Paradigm Asset
                                                  Management (1994-Present); Director, Sunrise Bank of Atlanta
                                                  (2008-Present); Chairman, Special Contributions Fund Board
                                                  of Trustees, National Association for the Advancement of
                                                  Colored People (2007-Present); Trustee, National Association
                                                  for the Advancement of Colored People (2000-Present); Board
                                                  of Visitors, Emory University (2006-Present); Trustee,
                                                  Atlanta Botanical Garden (2006-Present); Board Member,
                                                  Willie L. Brown Jr. Institute on Politics and Public Service
                                                  (2001-Present); Chair, National Association of Securities
                                                  Professionals (2000-2002); Deputy Chief Administrative
                                                  Officer, City of Atlanta (1985-1990); Trustee, American
                                                  Beacon Mileage Funds (2008-present); Trustee, American
                                                  Beacon Select Funds (2008-present); Trustee, American Beacon
                                                  Master Trust Funds (2008-present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)


                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS        WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
  ---------------------     -------------------   ------------------------------------------------------------
Thomas M. Dunning (66)       Trustee since 2008   Consultant, (2008-Present); Chairman (2003-2008) and Chief
                                                  Executive Officer (2003-2007), Lockton Dunning Benefits
                                                  (consulting firm in employee benefits); Director, Oncor
                                                  Electric Delivery Company LLC (2007-present); Advisory
                                                  Director, Comerica Texas (2003-present); Immediate Past
                                                  Chairman and Board Member, Dallas Citizens Council;
                                                  Director, Baylor Health Care System Foundation
                                                  (2007-present); State Vice Chair, State Fair of Texas; Board
                                                  Member, Southwestern Medical Foundation (1994-present);
                                                  Trustee, American Beacon Mileage Funds (2008-present);
                                                  Trustee, American Beacon Select Funds (2008-present);
                                                  Trustee, American Beacon Master Trust Funds (2008-present).

Richard A. Massman (66)      Trustee since 2004   Consultant and General Counsel Emeritus (2009-Present),
                            Chairman since 2008   Senior Vice President and General Counsel, Hunt
                                                  Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (1994-2009).
                                                  Chairman (2007-Present) and Director (2005-Present), The
                                                  Dallas Opera Foundation; Chairman (2006-Present) and
                                                  Director (2005-Present), Temple Emanu-El Foundation;
                                                  Trustee, Presbyterian Hospital Foundation (2006-Present);
                                                  Trustee, American Beacon Mileage Funds (2004-present);
                                                  Trustee, American Beacon Select Funds (2004-present);
                                                  Trustee, American Beacon Master Trust Funds (2004-present).

R. Gerald Turner (64)       Trustee since 2001    President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                          Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                          Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                               Preferred Capital Corp. (2001-2003); Director, Kronus
                                                  Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                  Director, First Broadcasting Investment Partners, LLC
                                                  (2003-2007); Member, Salvation Army of Dallas Board of
                                                  Directors; Member, Methodist Hospital Advisory Board;
                                                  Co-Chair, Knight Commission on Intercollegiate Athletics;
                                                  Trustee, American Beacon Mileage Funds (2001-present);
                                                  Trustee, American Beacon Select Funds (2001-present);
                                                  Trustee, American Beacon Master Trust Funds (2001-present).

Paul J. Zucconi, CPA (68)    Trustee since 2008   Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director,
                                                  Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director,
                                                  Torchmark Corporation (life and health insurance products)
                                                  (2002-present); Director, National Kidney Foundation of
                                                  North Texas (2003-Present); Director, Dallas Chapter of
                                                  National Association of Corporate Directors (2004-Present);
                                                  Partner, KPMG (1976-2001); Trustee, American Beacon Mileage
                                                  Funds (2008-present); Trustee, American Beacon Select Funds
                                                  (2008-present); Trustee, American Beacon Master Trust Funds
                                                  (2008-present).

OFFICERS

                                    Term
                                  One Year

William F. Quinn** (61)      Executive Vice       Executive Chairman (2009-Present), Chairman (2006-2009) and
                             President from       CEO (2006-2007), President (1986-2006) and Director
                            2007 to 2008 and      (2003-Present), American Beacon Advisors, Inc.; Chairman
                              2009-Present        (1989-2003) and Director (1979-1989, 2003-Present), American
                             President from       Airlines Federal Credit Union; Director, Hicks Acquisition
                              1987 to 2007        I, Inc. (2007-2009); Director, Crescent Real Estate
                            and 2008 to 2009      Equities, Inc.(1994-2007); Director, Pritchard, Hubble &
                              Trustee from        Herr, LLC (investment advisor) (2001-2006); Director of
                              1987 to 2008        Investment Committee, Southern Methodist University
                                                  Endowment Fund (1996-Present); Member, Southern Methodist
                                                  University Cox School of Business Advisory Board
                                                  (1999-2002); Member, New York Stock  Exchange Pension
                                                  Manager Committee (1997-1998, 2000-2002, 2006-Present);
                                                  Chairman (2007-Present) and Vice Chairman (2004-2007),
                                                  Committee for the Investment of Employee Benefits;
                                                  Director, United Way of Metropolitan Tarrant County
                                                  (1988-2000, 2004-Present); Trustee, American Beacon
                                                  Mileage Funds (1995-2008); Trustee, American Beacon
                                                  Select Funds (1999-2008); Trustee, American Beacon Master
                                                  Trust (1995-2008).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                             POSITION, TERM OF
                             OFFICE AND LENGTH
                               OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS        WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
  ---------------------     -------------------   ------------------------------------------------------------
Gene L. Needles, Jr. (54)    President 2009 to    President, CEO and Director (2009-Present), American Beacon
                                  Present         Advisors, Inc. President (November 2009-Present), Executive
                                                  Vice President (May 2009-November 2009) of the American
                                                  Beacon Funds, American Beacon Mileage Funds, American Beacon
                                                  Select Funds, and American Beacon Master Trust. President
                                                  (2008-2009), Touchstone Investments; President (2003-2007),
                                                  CEO (2004-2007), Managing Director of Sales (2002-2003),
                                                  National Sales Manager (1999-2002), and Regional Sales
                                                  Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (50)       VP, Secretary and    Vice President, Legal and Compliance, American Beacon
                                Chief Legal       Advisors, Inc. (2006-Present); Assistant General Counsel,
                            Officer since 2006    First Command Financial Planning, Inc. (2004-2006); Attorney
                                                  (1995-2004), Securities and Exchange Commission.

Brian E. Brett (49)            VP since 2004      Vice President, Director of Sales and Marketing, American
                                                  Beacon Advisors, Inc. (2004-Present); Regional Vice
                                                  President, Neuberger Berman, LLC (investment advisor)
                                                  (1996-2004).

Wyatt Crumpler (43)            VP since 2007      Vice President, Asset Management, American Beacon Advisors,
                                                  Inc. (2007-Present); Managing Director of Corporate
                                                  Accounting (2004-2007), Director of IT Strategy and Finance
                                                  (2002-2004), American Airlines, Inc.

Michael W. Fields (55)         VP since 1989      Vice President, Fixed Income Investments, American Beacon
                                                  Advisors, Inc. (1988-Present); Director American Beacon
                                                  Global Funds SPC (2002-present); Director, American Beacon
                                                  Global Funds plc (2007-2009).

Rebecca L. Harris (42)        Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                   1995           (1995-Present).

Christina E. Sears (38)       Chief Compliance    Chief Compliance Officer, American Beacon Advisors, Inc.
                             Officer since 2004   (2004-Present); Senior Compliance Analyst, American Beacon
                                 and Asst.        Advisors, Inc. (1998-2004).
                              Secretary since
                                   1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's and Master Trust's sub-advisors.

                       This page intentionally left blank.

                       This page intentionally left blank.

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                                    (GRAPHIC)

                                   BY E-MAIL:
                       american_beacon.funds@ambeacon.com

                                    (GRAPHIC)

                                ON THE INTERNET:
                Visit our website at www.americanbeaconfunds.com

                                    (GRAPHIC)

                                  BY TELEPHONE:
           Institutional, Y, Investor, Advisor, and Retirement Classes
                               Call (800) 658-5811
                                   AMR Class(SM)
                               Call (800) 345-2345

                                    (GRAPHIC)

                                    BY MAIL:
                              American Beacon Funds
                                 P.O. Box 219643
                           Kansas City, MO 64121-9643

                  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q as of the first and third fiscal quarters. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of each month.

                 AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund's Statement of Additional Information, is available free of charge on the Fund's website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund's Forms N-PX are available on the SEC's website at www.sec.gov. The Fund's proxy voting record may also be obtained by calling 1-800-967-9009.

FUND SERVICE PROVIDERS:

CUSTODIAN
STATE STREET BANK AND TRUST
Boston, Massachusetts

TRANSFER AGENT
BOSTON FINANCIAL DATA SERVICES
Kansas City, Missouri

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
ERNST & YOUNG LLP
Dallas, Texas

DISTRIBUTOR
FORESIDE FUND SERVICES
Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Beacon Funds, American Beacon Emerging Markets Fund, and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

                                                                       AR 10/09
                                                                        00071315

                         GUIDANCE | VISION | EXPERIENCE

                                    (GRAPHIC)

(AMERICAN BEACON FUNDS(SM) LOGO)

                                  Annual Report

OCTOBER 31, 2009

LARGE CAP VALUE FUND

About American Beacon Advisors

     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1
Market and Performance Overview....................................            2
Schedule of Investments............................................            7
Additional Information.............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                           October 31, 2009

(PHOTO OF GENE L. NEEDLES, JR.)

FELLOW SHAREHOLDERS,

     As an introduction to the American Beacon Large Cap Value Fund Annual Report for the 12-month period ended October 31, 2009, please let me take a moment to tell you how pleased I am to have been serving as President and CEO of American Beacon Advisors since April 15, 2009. I consider it a privilege to hold this position, and I take its responsibilities quite seriously.

     I've enjoyed a long, successful career in the investment business, and I'm no stranger to the ups and downs that markets can deliver. As a fellow investor and shareholder, I experience these trends in much the same way you do. The majority of 2008 was difficult in many ways. However, when I took the helm at American Beacon, I already had many reasons to be optimistic about what might develop in 2009. As of October 31, 2009, my optimism has been largely confirmed.

     For the one-year period (as of 10/31/09), American Beacon Large Cap Value Fund-Institutional Class returned 12.41%. Of course, one year of performance doesn't tell the whole story, especially when you're investing for the long term. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

     Many of us have long-term goals, including retirement, driving our investment decisions. While this 12-month period began amid a frightening recessionary environment, we finished the year with increasing confidence that markets have begun to stabilize, that liquidity has returned to the debt markets and that equity markets have had a substantial recovery.

     I know as well as you do that maintaining a long-term perspective, employing a buy-and-hold philosophy (consistent with the Fund's objectives), and doing the right thing according to your risk tolerance and time horizon is not always easy. But the professionals at American Beacon are dedicated to working hard to help investors succeed.

     Just as you maintain a commitment to your goals--and to those who inspire you to create your goals--we maintain a strong commitment to due diligence and oversight. That commitment is one of the key reasons I am honored to serve as President and CEO, and am pleased to be able to share my enthusiasm about the path ahead with you.

     A financial advisor can be an importantally in creating investment success, so--as you review the enclosed annual report--please feel free to discuss your thoughts and concerns with a trusted advisor. And, as always, the professionals associated with the American Beacon Funds are grateful for the opportunity to serve you.

                                        Best Regards,


                                        /s/ Gene L. Needles, Jr.

                                        Gene L. Needles, Jr.
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2009 (UNAUDITED)

     The past 12-month period saw a great deal of volatility in equity markets. The first quarter of 2009 saw marginal improvements in U.S. housing, income and consumption data. The U.S. Treasury partnered with private investors to purchase toxic bank assets, which spurred a market rally late in the first quarter.

     Soon after his January inauguration, President Obama attempted to blunt the impact of the recession in the U.S. by signing an almost $800 billion economic stimulus package, introducing a sizable mortgage relief program and initiating stress tests for the nation's banks. Other stimulus packages were enacted worldwide, representing an unprecedented commitment from governments across the globe to stabilize the world's economies.

     While the markets behaved sluggishly at the beginning of the first quarter, they picked up speed following more encouraging data suggesting that the economy had begun to move from recession to recovery. The global equity market rally that began in early March and continued into May was one of the strongest rebounds since the Great Depression era. Toward the end of the second quarter, investors showed concern that the equity markets had moved too far ahead of economic realities. The sharp equity rally lost momentum, as equity markets pulled back modestly in June.

     During the third quarter, stronger-than-expected corporate earnings--combined with encouraging economic news--rekindled the rally to some degree. The United States announced that gross domestic product (GDP) contracted in the second quarter, but by a better-than-expected -1.0% (subsequently revised to -0.7%). Meanwhile, strong demand for automobiles, fueled by the U.S. Government's "Cash for Clunkers" program, produced the first signs of growth in the American manufacturing industry since January 2008. The third quarter of 2009 saw housing numbers improve, increased merger and acquisition activity, and evidence of capital markets normalization. In addition to stabilization, liquidity was a major contributor to market strength.

     Unfortunately, the domestic equity markets struggled with the effects of rising unemployment, a tight credit environment, and weakness in commercial real estate. Amid fears about job stability, the U.S. Consumer Confidence Index declined to 53.1 in September from 54.5 in August 2009. Although the pace of job losses slowed, total U.S. unemployment continued to rise in October 2009, along with credit default and delinquency rates.

     Third quarter corporate earnings results were mixed. Many companies were quick to downsize in response to reduced demand. Corporate profits exceeded reduced expectations due to cost cutting. It remains to be seen if increased corporate profitability ultimately leads to more hiring and, thus, increased consumer demand.

     This pattern of positive developments tempered with set-backs is typical of economic recoveries. Different types of economic activity require more time to be effective. Some uncertainty about what will drive the markets going forward remains, as the Federal Reserve Board (the Fed) may start to reverse and unwind the unprecedented levels of support provided to the U.S. economy. The magnitude of any consumer-led recovery remains difficult to gauge, as it is hard to distinguish between a traditional cyclical recovery and potentially artificial gains resulting from the U.S. Government's stimulus measures.

     As the Fed's plans become clearer, the market may favor companies with higher earnings and balance sheet quality. These companies with solid fundamentals may provide better upside potential than more speculative companies. It is unlikely that the lowest credit quality companies (without earnings or dividends) will remain market leaders, since there are many companies with excellent fundamentals selling for equally attractive prices.

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2009 (UNAUDITED)

     The Institutional Class of the Large Cap Value Fund returned 12.41% for the twelve months ended October 31, 2009. The Fund outperformed the Russell 1000(R) Value Index (the "Index") return of 4.79% and the Lipper Large-Cap Value Funds Index return of 10.69%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/99 THROUGH 10/31/09

                               (PERFORMANCE GRAPH)

                                                  ANNUALIZED TOTAL RETURNS     VALUE OF
                                                   PERIODS ENDED 10/31/09      $10,000
                                                ---------------------------   10/31/99-
                                                1 YEAR   5 YEARS   10 YEARS   10/31/09
                                                ------   -------   --------   ---------
Institutional Class(1, 6) ...................   12.41%     1.35%     3.97%     $14,754
Y Class (1, 2, 6) ...........................   12.41%     1.35%     3.97%      14,754
Investor Class(1, 6) ........................   11.99%     1.08%     3.69%      14,363
Advisor Class(1, 3, 6) ......................   11.81%     0.87%     3.58%      14,213
Retirement Class (1, 4, 6) ..................   11.60%     0.83%     3.56%      14,185
AMR Class(1, 6) .............................   12.59%     1.61%     4.23%      15,130
Lipper Large-Cap Value Funds Index(5) .......   10.69%     0.39%     0.50%      10,514
Russell 1000 Value Index (5) ................    4.79%    -0.05%     1.70%      11,838

(1.) The Investor and Advisor Classes were formerly known as the PlanAhead and Service Classes, respectively. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the one-year, five-year and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/99 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/99.

(3.) Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/99 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/99.

(4.) Fund performance for the one-year, five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/99 through 5/31/05 and the Advisor Class from 6/1/05 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/99. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than the actual returns shown for 2005.

(5.) The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index is a registered trademark of the Frank Russell Company. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(6.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, and AMR Class shares was 0.59%, 0.69%, 0.97%, 1.09%, 1.34%, and 0.33%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund generated excess performance through both stock selection and sector allocation. From a stock selection standpoint, the Fund's holdings in the Industrials, Consumer Staples, Consumer Discretionary, and Health Care sectors added the most value relative to the Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

Companies in the Industrials sector that had the greatest impact on the Fund's return were Honeywell International (up 22.6%), 3M (up 18.0%), and Molex (up 34.3%). In the Consumer Staples sector, Philip Morris International (up 14.3%), L'Oreal (up 39.8%), and Unilever (up 11.9% for the period the Fund owned the security) were the largest contributors, as were Gentex (up 73.4%), Polo Ralph Lauren (up 93.1% for the period the Fund owned the security), and Target (up 22.4%) in the Consumer Discretionary sector. In the Health Care sector, Schering-Plough (up 88.7%), Hospira (up 60.5%), and Merck (up 8.1% for the period the Fund owned the security) added the most value relative to the Index. Poor stock selection in the Information Technology sector, mostly in Hewlett Packard (up 24.4%) and Tyco Electronics (down 46.6% for the period the Fund owned the security), detracted value relative to the Index but not enough to offset the positive impact of the aforementioned sectors.

     A larger than four times overweight in Information Technology, the best performing sector in the Index, and an underweight in Financials, the worst performing sector in the Index, added value through sector allocation. This was somewhat offset by an overweight in Industrials, the second worst performing sector in the Index, and an underweight in the Consumer Discretionary sector, which detracted relative value from the Fund's performance.

     The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

TOP TEN HOLDINGS

                                                                        % OF
                                                                     NET ASSETS
                                                                     ----------
ConocoPhillips....................................................      3.2%
International Business Machines Corp. ............................      3.1%
JPMorgan Chase & Co. .............................................      3.1%
Bank of America Corp. ............................................      2.2%
Raytheon Co. .....................................................      1.9%
Hewlett-Packard Co. ..............................................      1.9%
Pfizer, Inc. .....................................................      1.8%
Well Fargo & Co. .................................................      1.7%
Diageo plc........................................................      1.6%
PNC Financial Services Group, Inc.................................      1.5%

SECTOR ALLOCATION

                                                                       % OF
                                                                     EQUITIES
                                                                     --------
Financials........................................................     19.7%
Information Technology............................................     15.9%
Industrials.......................................................     12.8%
Consumer Staples..................................................     12.0%
Health Care.......................................................     11.0%
Energy............................................................      9.8%
Consumer Discretionary............................................      8.1%
Utilities.........................................................      5.8%
Telecommunication Services........................................      2.6%
Materials.........................................................      2.3%

FUND EXPENSES
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2009 through October 31, 2009.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                   Ending
                                   Beginning      Account    Expenses Paid During
                                 Account Value     Value            Period*
                                    5/1/09        10/31/09      5/1/09-10/31/09
                                 -------------   ---------   --------------------
INSTITUTIONAL CLASS
Actual                             $1,000.00     $1,228.00           $3.54
Hypothetical                       $1,000.00     $1,022.03           $3.21
   (5% return before expenses)
Y CLASS**
Actual                             $1,000.00     $1,046.83           $1.70
Hypothetical                       $1,000.00     $1,010.63           $1.71
   (5% return before expenses)
INVESTOR CLASS
Actual                             $1,000.00     $1,225.12           $5.55
Hypothetical                       $1,000.00     $1,020.21           $5.04
   (5% return before expenses)
ADVISOR CLASS
Actual                             $1,000.00     $1,224.34           $6.22
Hypothetical                       $1,000.00     $1,019.61           $5.65
   (5% return before expenses)
RETIREMENT CLASS
Actual                             $1,000.00     $1,213.27           $7.60
Hypothetical                       $1,000.00     $1,018.30           $6.97
   (5% return before expenses)
AMR CLASS
Actual                             $1,000.00     $1,228.32           $2.13
Hypothetical                       $1,000.00     $1,023.29           $1.94
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.63%, 0.99%, 1.11%, 0.38%, 1.37% and 0.68% for the
     Institutional, Investor, Advisor, AMR, Retirement and Y Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

** Beginning account value for Y Class is the inception date of 8/3/09. Expenses are equal to the Class annualized ratio for the period multiplied by the average account value for the period multiplied by the number derived by dividing the number of days in the period (90) by the days in the year (365).

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of American Beacon Large Cap Value Fund and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statement of assets and liabilities of American Beacon Large Cap Value Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Large Cap Value Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                         /s/Ernst & Young LLP

Dallas, Texas
December 23, 2009

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

                                                                            SHARES        VALUE
                                                                         -----------   -----------
                                                                           (DOLLARS IN THOUSANDS)
COMMON STOCKS - 96.39%
CONSUMER DISCRETIONARY - 7.78%
   AUTO COMPONENTS - 0.57%
      Gentex Corp. ...................................................     2,365,000   $    37,864
                                                                                       -----------
   HOTELS, RESTAURANTS & LEISURE - 1.60%
      Carnival Corp. .................................................     1,046,400        30,471
      McDonald's Corp. ...............................................       809,800        47,462
      Wyndham Worldwide Corp. ........................................     1,680,680        28,656
                                                                                       -----------
                                                                                           106,589
                                                                                       -----------
   INTERNET & CATALOG RETAIL - 0.06%
      eBay, Inc. ## ..................................................       193,300         4,305
                                                                                       -----------
   MEDIA - 1.55%
      CBS Corp. ......................................................     2,737,800        32,224
      Comcast Corp. ..................................................       517,400         7,254
      Interpublic Group of Cos., Inc.## ..............................       850,000         5,117
      Time Warner Cable, Inc. ........................................       182,700         7,205
      Walt Disney Co. Ltd. ...........................................     1,396,600        38,225
      Warner Music Group Corp. ## ....................................     2,322,000        13,375
                                                                                       -----------
                                                                                           103,400
                                                                                       -----------
   MULTILINE RETAIL - 1.58%
      J.C. Penney Company, Inc. ......................................     1,512,000        50,093
      Target Corp. ...................................................       814,300        39,436
      Wal-Mart Stores, Inc. ..........................................       311,200        15,460
                                                                                       -----------
                                                                                           104,989
                                                                                       -----------
   SPECIALTY RETAIL - 1.42%
      Gap, Inc. ......................................................       207,900         4,436
      The Home Depot, Inc. ...........................................     3,294,367        82,656
      Limited Brands, Inc. ...........................................       403,900         7,109
                                                                                       -----------
                                                                                            94,201
                                                                                       -----------
   TEXTILES & APPAREL - 1.00%
      Polo Ralph Lauren Corp. ........................................       890,000        66,234
                                                                                       -----------
   TOTAL CONSUMER DISCRETIONARY ......................................                     517,582
                                                                                       -----------
CONSUMER STAPLES - 11.60%
   BEVERAGES - 2.20%
      Coca-Cola Co. ..................................................       316,100        16,851
      Diageo plc, ADR ................................................     1,626,200       105,735
      PepsiCo, Inc. ..................................................       397,400        24,063
                                                                                       -----------
                                                                                           146,649
                                                                                       -----------
   FOOD & DRUG RETAILING - 1.75%
      Safeway, Inc. ..................................................     2,484,900        55,488
      Sysco Corp. ....................................................     2,305,140        60,971
                                                                                       -----------
                                                                                           116,459
                                                                                       -----------

                                                                            SHARES        VALUE
                                                                         -----------   -----------
                                                                           (DOLLARS IN THOUSANDS)
   FOOD PRODUCTS - 3.30%
      ConAgra Foods, Inc. ............................................     2,600,000   $    54,600
      H.J. Heinz Co. .................................................       526,500        21,187
      Hershey Co. ....................................................     1,084,000        40,964
      Kellogg Co. ....................................................       990,000        51,025
      Kraft Foods, Inc. ..............................................       200,300         5,512
      Unilever N.V. ..................................................     1,500,000        46,335
                                                                                       -----------
                                                                                           219,623
                                                                                       -----------
   HOUSEHOLD PRODUCTS - 0.37%
      The Procter & Gamble Co. .......................................       430,000        24,940
                                                                                       -----------
   PERSONAL PRODUCTS - 0.82%
      L'Oreal SA .....................................................     2,675,000        54,597
                                                                                       -----------
   TOBACCO - 3.16%
      Altria Group, Inc. .............................................     1,312,900        23,776
      Imperial Tobacco Group plc, ADR ................................     1,394,100        81,527
      Lorillard, Inc. ................................................        82,900         6,443
      Philip Morris International, Inc. ..............................     2,076,900        98,362
                                                                                       -----------
                                                                                           210,108
                                                                                       -----------
   TOTAL CONSUMER STAPLES ............................................                     772,376
                                                                                       -----------
ENERGY - 9.42%
   ENERGY EQUIPMENT & SERVICES - 0.61%
      Weatherford International Ltd.## ...............................     2,300,000        40,319
                                                                                       -----------
   OIL & GAS - 8.81%
      BP plc, ADR ....................................................       957,600        54,219
      Chevron Corp. ..................................................     1,034,162        79,155
      ConocoPhillips .................................................     4,290,396       215,292
      Devon Energy Corp. .............................................       989,300        64,018
      Duke Energy Corp. ..............................................     2,260,900        35,767
      Exxon Mobil Corp. ..............................................       754,100        54,046
      Occidental Petroleum Corp. .....................................       774,400        58,762
      Royal Dutch Shell plc, ADR .....................................       432,200        25,137
                                                                                       -----------
                                                                                           586,396
                                                                                       -----------
   TOTAL ENERGY ......................................................                     626,715
                                                                                       -----------
FINANCIALS - 19.03%
   BANKS - 11.68%
      Banco Santander S.A. ...........................................     2,884,000        46,317
      Bank of America Corp. ..........................................     9,997,890       145,769
      Bank of New York Mellon Corp. ..................................       619,200        16,508
      Citigroup, Inc. ................................................     4,239,368        17,339
      Comerica, Inc. .................................................       106,600         2,958
      East West Bancorp, Inc. ........................................     1,638,200        14,793

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                                            SHARES        VALUE
                                                                         -----------   -----------
                                                                           (DOLLARS IN THOUSANDS)
      JP Morgan Chase & Co. ..........................................     4,885,498   $   204,067
      KeyCorp ........................................................       910,874         4,910
      M&T Bank Corp. .................................................       590,000        37,082
      PNC Financial Services Group, Inc. .............................     2,026,749        99,189
      State Street Corp. .............................................        90,900         3,816
      SunTrust Banks, Inc. ...........................................       160,600         3,069
      Synovus Financial Corp. ........................................     4,516,000        10,026
      U.S. Bancorp ...................................................     1,544,160        35,855
      Washington Mutual, Inc. ........................................     1,765,000            --
      Wells Fargo & Co. ..............................................     4,030,758       110,926
      Zions Bancorporation ...........................................     1,728,000        24,469
                                                                                       -----------
                                                                                           777,093
                                                                                       -----------
   DIVERSIFIED FINANCIALS - 3.40%
      American Express Co. ...........................................     1,854,600        64,614
      Capital One Financial Corp. ....................................     1,207,400        44,191
      Charles Schwab Corp. ...........................................     1,247,620        21,634
      Mitsubishi UFJ Financial Group, Inc., ADR ......................     8,256,000        43,839
      Morgan Stanley Dean Witter & Co. ...............................       894,600        28,735
      SLM Corp.## ....................................................     2,435,500        23,624
                                                                                       -----------
                                                                                           226,637
                                                                                       -----------
   INSURANCE - 3.95%
      ACE Ltd. .......................................................     1,075,700        55,248
      Aflac, Inc. ....................................................       779,000        32,321
      Allstate Corp. .................................................       308,400         9,119
      Genworth Financial, Inc. .......................................       781,400         8,298
      Hartford Financial Services Group, Inc. ........................       889,050        21,799
      Lincoln National Corp. .........................................       580,600        13,836
      MetLife, Inc. ..................................................     1,128,659        38,408
      Prudential Financial, Inc. .....................................       118,100         5,342
      Travelers Cos., Inc. ...........................................       997,100        49,646
      XL Capital Ltd. ................................................     1,745,400        28,642
                                                                                       -----------
                                                                                           262,659
                                                                                       -----------
   TOTAL FINANCIALS ..................................................                   1,266,389
                                                                                       -----------
HEALTH CARE - 10.59%
   HEALTH CARE EQUIPMENT & SUPPLIES - 1.59%
      Baxter International, Inc. .....................................     1,596,900        86,328
      CareFusion Corp.## .............................................       658,950        14,741
      Zimmer Holdings, Inc. ## .......................................        85,700         4,505
                                                                                       -----------
                                                                                           105,574
                                                                                       -----------
   HEALTH CARE PROVIDERS & SERVICES - 2.51%
      Cardinal Health, Inc. ..........................................     1,317,900        37,349
      CIGNA Corp. ....................................................     1,694,500        47,175
      UnitedHealth Group, Inc. .......................................       857,700        22,257
      Universal Health Services, Inc. ................................       605,730        33,709

                                                                            SHARES        VALUE
                                                                         -----------   -----------
                                                                           (DOLLARS IN THOUSANDS)
      WellPoint, Inc.## ..............................................       565,900   $    26,462
                                                                                       -----------
                                                                                           166,952
                                                                                       -----------
   PHARMACEUTICALS - 6.49%
      Amgen, Inc. ## .................................................       415,900        22,346
      Bristol-Myers Squibb Co. .......................................     4,075,000        88,835
      Eli Lilly & Co. ................................................     2,150,600        73,142
      Hospira, Inc. ## ...............................................     1,143,000        51,024
      Johnson & Johnson ..............................................       719,800        42,504
      Merck & Co., Inc. ..............................................     1,204,800        36,688
      Pfizer, Inc. ...................................................     6,909,049       117,661
                                                                                       -----------
                                                                                           432,200
                                                                                       -----------
   TOTAL HEALTH CARE .................................................                     704,726
                                                                                       -----------
INDUSTRIALS - 12.33%
   AEROSPACE & DEFENSE - 4.73%
      Boeing Co. .....................................................     1,963,200        93,841
      Lockheed Martin Corp. ..........................................       152,400        10,483
      Northrop Grumman Corp. .........................................     1,337,800        67,064
      Raytheon Co. ...................................................     2,731,500       123,682
      United Technologies Corp. ......................................       324,700        19,953
                                                                                       -----------
                                                                                           315,023
                                                                                       -----------
   AIR FREIGHT & COURIERS - 0.31%
      FedEx Corp. ....................................................       286,200        20,804
                                                                                       -----------
   INDUSTRIAL CONGLOMERATES - 4.00%
      3M Co. .........................................................       673,100        49,520
      General Electric Co. ...........................................     6,321,500        90,145
      Honeywell International, Inc. ..................................     2,679,225        96,157
      Textron, Inc. ..................................................     1,124,500        19,994
      Tyco International Ltd. ........................................       304,900        10,229
                                                                                       -----------
                                                                                           266,045
                                                                                       -----------
   MACHINERY - 3.01%
      Caterpillar, Inc. ..............................................       376,500        20,730
      Cummins, Inc. ..................................................       259,800        11,187
      Deere & Co. ....................................................     1,039,000        47,327
      Eaton Corp. ....................................................       342,100        20,680
      Illinois Tool Works, Inc. ......................................       887,000        40,731
      ITT Industries, Inc. ...........................................       930,300        47,166
      PACCAR, Inc. ...................................................       331,300        12,394
                                                                                       -----------
                                                                                           200,215
                                                                                       -----------
   TRANSPORTATION INFRASTRUCTURE - 0.28%
      Burlington Northern Santa Fe Corp. .............................       242,900        18,295
                                                                                       -----------
   TOTAL INDUSTRIALS .................................................                     820,382
                                                                                       -----------

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

                                                                            SHARES        VALUE
                                                                         -----------   -----------
                                                                           (DOLLARS IN THOUSANDS)
INFORMATION TECHNOLOGY - 15.32%
   COMMUNICATIONS EQUIPMENT - 1.01%
      Nokia Corp., ADR ...............................................     5,342,300   $    67,366
                                                                                       -----------
   COMPUTERS & PERIPHERALS - 7.72%
      Apple Computer, Inc. ## ........................................       457,000        86,145
      Dell, Inc. ## ..................................................     1,634,400        23,682
      EMC Corp. ## ...................................................     4,000,000        65,880
      Hewlett-Packard Co. ............................................     2,728,600       129,499
      International Business Machines Corp. ..........................     1,730,900       208,764
                                                                                       -----------
                                                                                           513,970
                                                                                       -----------
   ELECTRICAL EQUIPMENT - 0.51%
      Molex, Inc. - Class A ..........................................     1,688,000        27,937
      Molex, Inc. ....................................................       339,000         6,329
                                                                                       -----------
                                                                                            34,266
                                                                                       -----------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.47%
      Intel Corp. ....................................................     4,406,900        84,216
      Tyco Electronics Ltd. ..........................................       625,200        13,285
                                                                                       -----------
                                                                                            97,501
                                                                                       -----------
   IT CONSULTING & SERVICES - 0.05%
      Accenture plc ..................................................        82,200         3,048
                                                                                       -----------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.66%
      Texas Instruments, Inc. ........................................     1,882,000        44,133
                                                                                       -----------
   SOFTWARE - 3.90%
      Adobe Systems, Inc. ## .........................................     1,500,000        49,410
      CA, Inc. .......................................................     1,021,703        21,374
      Intuit, Inc.## .................................................     1,398,100        40,643
      Microsoft Corp. ................................................     2,870,500        79,599
      Oracle Corp. ...................................................     3,255,700        68,695
                                                                                       -----------
                                                                                           259,721
                                                                                       -----------
   TOTAL INFORMATION TECHNOLOGY ......................................                   1,020,005
                                                                                       -----------
MATERIALS - 2.26%
   CHEMICALS - 2.22%
      Air Products & Chemicals, Inc. .................................     1,067,500        82,336
      Dow Chemical Co. ...............................................       973,900        22,867
      E. I. du Pont de Nemours & Co. .................................     1,062,300        33,802
      PPG Industries, Inc. ...........................................       154,500         8,719
                                                                                       -----------
                                                                                           147,724
                                                                                       -----------
   METALS & MINING - 0.04%
      Alcoa, Inc. ....................................................       226,300         2,811
                                                                                       -----------
   TOTAL MATERIALS ...................................................                     150,535
                                                                                       -----------

                                                                            SHARES        VALUE
                                                                         -----------   -----------
                                                                           (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 2.51%
   DIVERSIFIED TELECOMMUNICATION - 2.51%
      AT&T, Inc. .....................................................     2,564,852   $    65,840
      Verizon Communications, Inc. ...................................     1,359,446        40,226
      Vodafone Group plc, ADR ........................................     2,758,900        61,220
                                                                                       -----------
   TOTAL TELECOMMUNICATION SERVICES ..................................                     167,286
                                                                                       -----------
UTILITIES - 5.55%
   ELECTRIC UTILITIES - 4.14%
      CenterPoint Energy, Inc. .......................................     2,175,700        27,414
      Constellation Energy Group, Inc. ...............................       927,100        28,666
      Dominion Resources, Inc. .......................................     2,813,900        95,926
      Edison International ...........................................       262,100         8,340
      Entergy Corp. ..................................................       240,200        18,428
      Exelon Corp. ...................................................       340,900        16,009
      FPL Group, Inc. ................................................     1,136,700        55,812
      Public Service Enterprise Group, Inc. ..........................       828,600        24,692
                                                                                       -----------
                                                                                           275,287
                                                                                       -----------
   GAS UTILITIES - 0.81%
      Spectra Energy Corp. ...........................................     2,813,500        53,794
                                                                                       -----------
   MULTI-UTILITIES - 0.60%
      Questar Corp. ..................................................     1,006,000        40,079
                                                                                       -----------
   TOTAL UTILITIES ...................................................                     369,160
                                                                                       -----------
   TOTAL COMMON STOCKS ...............................................                   6,415,156
                                                                                       -----------
SHORT TERM INVESTMENTS - 3.89%
      American Beacon U.S. Government Money Market Select Fund +++ ...    60,000,000        60,000
      JP Morgan U.S. Government Money Market Fund ....................   173,618,181       173,618

                                                                             PAR
                                                                            AMOUNT
                                                                         -----------
      U.S. Treasury,
         0.04%, Due 12/10/2009# ......................................   $    25,103        25,101
   TOTAL SHORT TERM INVESTMENTS ......................................                     258,719
                                                                                       -----------
TOTAL INVESTMENTS 100.28% - (COST $7,325,652) ........................                   6,673,875
LIABILITIES, NET OF OTHER ASSETS - (0.28%) ...........................                     (18,335)
TOTAL NET ASSETS - 100.00% ...........................................                 $ 6,655,540
                                                                                       ===========

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+++  The Fund is affiliated by having the same investment advisor.

# At October 31, 2009, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                       UNREALIZED
                                 NUMBER OF   EXPIRATION    MARKET     APPRECIATION/
                                 CONTRACTS      DATE        VALUE    (DEPRECIATION)
                                 ---------   ----------   --------   --------------
Emini S&P 500 Index...........     4,872      Dec 2009    $251,639      $(4,874)
                                                          ========      =======

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A)   ................................   $  6,613,875
   Investments in affiliated securities, at value (B) ....................................         60,000
   Receivable for investments sold .......................................................          3,705
   Dividends and interest receivable .....................................................          9,635
   Receivable for fund shares sold .......................................................          9,612
   Receivable for tax reclaims ...........................................................            137
   Prepaid expenses ......................................................................            245
                                                                                             ------------
      TOTAL ASSETS .......................................................................      6,697,209
                                                                                             ------------
LIABILITIES:
   Payable for investments purchased .....................................................         21,116
   Payable for fund shares redeemed ......................................................          4,983
   Payable for variation margin on open futures contracts ................................          7,062
   Management and investment advisory fees payable (Note 2) ..............................          4,435
   Administrative service and service fees payable .......................................          2,890
   Other liabilities .....................................................................          1,183
                                                                                             ------------
      TOTAL LIABILITIES ..................................................................         41,669
                                                                                             ------------
NET ASSETS ...............................................................................   $  6,655,540
                                                                                             ============
ANALYSIS OF NET ASSETS:
   Paid-in-capital .......................................................................      9,221,166
   Undistributed net investment income ...................................................         85,814
   Accumulated net realized loss .........................................................     (1,994,789)
   Unrealized depreciation of investments, futures contracts, and foreign currency .......       (656,651)
                                                                                             ------------
NET ASSETS ...............................................................................   $  6,655,540
                                                                                             ============
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class ...................................................................    136,141,119
                                                                                             ============
   Y Class ...............................................................................             64
                                                                                             ============
   Investor Class ........................................................................    244,930,398
                                                                                             ============
   Advisor Class .........................................................................      7,469,344
                                                                                             ============
   Retirement Class ......................................................................             79
                                                                                             ============
   AMR Class .............................................................................     32,262,314
                                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class ...................................................................   $      16.32
                                                                                             ============
   Y Class ...............................................................................   $      16.32
                                                                                             ============
   Investor Class ........................................................................   $      15.51
                                                                                             ============
   Advisor Class .........................................................................   $      15.39
                                                                                             ============
   Retirement Class ......................................................................   $      15.36
                                                                                             ============
   AMR Class .............................................................................   $      16.14
                                                                                             ============
----------
(A)   Cost of investments in unaffiliated securities .....................................   $  7,265,652

(B)   Cost of investments in affiliated securities .......................................   $     60,000

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2009 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities (net of foreign taxes)* ..................   $    167,510
   Dividend income from affiliated securities ............................................            611
   Interest income .......................................................................            137
   Income derived from securities lending, net ...........................................          2,093
   Other income ..........................................................................              1
                                                                                             ------------
         TOTAL INVESTMENT INCOME .........................................................        170,352
                                                                                             ------------
EXPENSES:
   Management and investment advisory fees (Note 2) ......................................         13,660
   Administrative service fees (Note 2):
      Institutional Class ................................................................          5,643
      Investor Class .....................................................................          9,889
      Advisor Class ......................................................................            291
      AMR Class ..........................................................................            228
   Transfer agent fees:
      Institutional Class ................................................................            129
      Investor Class .....................................................................            243
      Advisor Class ......................................................................              7
      AMR Class ..........................................................................             29
   Custody and fund accounting fees ......................................................            966
   Professional fees .....................................................................            228
   Registration fees and expenses ........................................................            178
   Service fees:
      Investor Class (Note 2) ............................................................         10,451
      Advisor Class (Note 2) .............................................................            242
   Distribution fees - Advisor Class (Note 2) ............................................            242
   Prospectus and shareholder reports ....................................................          1,209
   Trustee fees ..........................................................................            609
   Other expenses ........................................................................            726
                                                                                             ------------
         TOTAL EXPENSES ..................................................................         44,970
                                                                                             ------------
   Net fees waived and expenses reimbursed by Manager (Note 2) ...........................            (12)
                                                                                             ------------
         NET EXPENSES ....................................................................         44,958
                                                                                             ------------
NET INVESTMENT INCOME ....................................................................        125,394
                                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ........................................................................       (743,912)
      Commission recapture (Note 1) ......................................................            218
      Futures contracts ..................................................................        (82,123)
   Change in net unrealized appreciation or depreciation of:
      Investments ........................................................................      1,269,011
      Futures contracts ..................................................................         97,160
                                                                                             ------------
         NET GAIN ON INVESTMENTS .........................................................        540,354
                                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................   $    665,748
                                                                                             ============
   *  Foreign taxes ......................................................................   $        675

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                                              Year Ended    Year Ended
                                                                                             October 31,   October 31,
                                                                                                 2009          2008
                                                                                             -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .................................................................   $   125,394   $   171,389
   Net realized loss on investments, futures contracts, and foreign currency
      transactions .......................................................................      (825,817)   (1,148,714)
   Change in net unrealized appreciation or (depreciation) of investments, futures
      contracts, and foreign currency translations .......................................     1,366,171    (3,031,895)
                                                                                             -----------   -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................       665,748    (4,009,220)
                                                                                             -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ................................................................       (57,494)      (41,356)
      Investor Class .....................................................................       (96,586)      (76,907)
      Advisor Class ......................................................................        (2,701)       (1,578)
      AMR Class ..........................................................................       (15,992)      (16,885)
   Net realized gain on investments:
      Institutional Class ................................................................            --       (71,604)
      Investor Class .....................................................................            --      (153,834)
      Advisor Class ......................................................................            --        (3,382)
      AMR Class ..........................................................................            --       (26,071)
                                                                                             -----------   -----------
         NET DISTRIBUTIONS TO SHAREHOLDERS ...............................................      (172,773)     (391,617)
                                                                                             -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares .........................................................     1,578,918     3,966,783
   Reinvestment of dividends and distributions ...........................................       164,886       370,495
   Cost of shares redeemed ...............................................................    (1,810,886)   (2,471,194)
                                                                                             -----------   -----------
         NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...........       (67,082)    1,866,084
                                                                                             -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................       425,893    (2,534,753)
                                                                                             -----------   -----------
NET ASSETS:
   Beginning of period ...................................................................     6,229,647     8,764,400
                                                                                             -----------   -----------
   END OF PERIOD * .......................................................................   $ 6,655,540   $ 6,229,647
                                                                                             ===========   ===========
* Includes undistributed net investment income of ........................................   $    85,814   $   133,193
                                                                                             ===========   ===========

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

     Prior to March 1, 2009, the Investor and Advisor Classes were known as the PlanAhead and Service Classes, respectively. The inception dates of the Retirement and Y Classes are May 1 and August 3, 2009, respectively.

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:
------                -----------
INSTITUTIONAL CLASS   Investors making an initial investment of $250,000
Y CLASS               Investors making an initial investment of $100,000
INVESTOR CLASS        General public and investors investing through an intermediary
ADVISOR CLASS         Investors investing through an intermediary
RETIREMENT CLASS      Investors investing through an intermediary
AMR CLASS             Investors in the tax-exempt retirement and benefit plans of AMR Corporation and its affiliates

     Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust's Board of Trustees (the "Board").

Valuation Inputs

     Various inputs may be used to determine the value of the Fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Prices determined using other significant observable inputs.
               These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

     Level 3 - Prices determined using other significant unobservable inputs.
               Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

     The Fund's investments are summarized by level based on the inputs used to determine their values. As of October 31, 2009, the Fund's investments were classified as follows: (in thousands)

                                             Level 1    Level 2   Level 3      Total
                                           ----------   -------   -------   ----------
Common Stock ...........................   $6,415,156   $    --     $--     $6,415,156
Short Term Investments .................      233,618    25,101      --        258,719
                                           ----------   -------     ---     ----------
   Total Investments in Securities .....   $6,648,774   $25,101     $--     $6,673,875
                                           ==========   =======     ===     ==========
Futures Contracts ......................      251,639        --      --        251,639

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2009 (in thousands)

                                                                                             Liability
Statement of Assets and Liabilities                                                         Derivatives      Fair Value
-----------------------------------                                                      -----------------   ----------
Unrealized appreciation of investments, futures contracts, and foreign currency.......   Equity Contracts*    $(4,874)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2009 (in thousands)

Statement of Operations                                                                     Derivatives      Fair Value
-----------------------                                                                  -----------------   ----------
Net realized gain (loss) from futures contracts.......................................   Equity Contracts     $(82,123)
Change in net unrealized appreciation or depreciation of futures contracts............   Equity Contracts     $ 97,160

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

     Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2009 were as follows (dollars in thousands):

                           AMOUNTS PAID TO   NET AMOUNTS
 MANAGEMENT   MANAGEMENT      INVESTMENT     RETAINED BY
  FEE RATE        FEE          ADVISORS        MANAGER
-----------   ----------   ---------------   -----------
0.175%-0.65%    $13,660        $10,800          $2,860

     As discussed in Footnote 5, prior to May 19, 2009, as compensation for services provided by the Manager in connection with securities lending activities, the lending Fund paid to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2009, securities lending fees paid to the Manager were $251,178.

Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor and Retirement Classes of the Fund and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

     The Fund, except for the Advisor and Retirement Classes of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

     Separate Distribution Plans (the "Distribution Plans") have been adopted pursuant to Rule 12b-1 under the Act for the Advisor and Retirement Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor Class and 0.50% of the average daily net assets of the Retirement Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor and Retirement Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.25% of the average daily net assets of the Advisor and Retirement Classes and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investment in Affiliated Funds

     The Fund may invest in the American Beacon Money Market Select Fund (the "MM Select Fund") and the American Beacon US Government Money Market Select Fund (the "USG Select Fund"), (collectively the "Select Funds"). Prior to May 19, 2009, some cash collateral received by the Fund in connection with securities lending was invested in the Select Funds. The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee of 0.09% of its average daily net assets of the Select Funds. During the year ended October 31, 2009, the Manager earned fees from the Select Funds totaling $71,192 on the Fund's direct investment in the Select Funds and $17,303 from the Fund's securities lending collateral invested in the Select Funds.

Interfund Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2009, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

     The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2009, the Advisor Class waived $11,791. A liability has not been booked as the Manager does not intend to seek repayment of this waiver.

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

     The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows (in thousands):

                                       YEAR ENDED    YEAR ENDED
                                      OCTOBER 31,   OCTOBER 31,
                                          2009          2008
                                      -----------   -----------
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
      Institutional Class..........     $ 57,494      $ 65,641
      Investor Class...............       96,586       129,081
      Advisor Class................        2,701         2,725
      AMR Class....................       15,992        25,728
   LONG-TERM CAPITAL GAIN
      Institutional Class..........           --        47,318
      Investor Class...............           --       101,660
      Advisor Class................           --         2,235
      AMR Class....................           --        17,229
                                        --------      --------
TOTAL DISTRIBUTIONS PAID...........     $172,773      $391,617
                                        ========      ========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

     As of October 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes......   $ 7,596,245
Unrealized appreciation........................................       535,735
Unrealized depreciation........................................    (1,458,105)
                                                                  -----------
Net unrealized appreciation/(depreciation).....................      (922,370)
Undistributed ordinary income..................................        85,814
Undistributed long-term gain/(loss)............................    (1,724,240)
Other temporary differences....................................        (4,830)
                                                                  -----------
Distributable earnings.........................................   $(2,565,626)
                                                                  ===========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of October 31, 2009 (in thousands):

Paid-in-capital.....................................................................................   $ 14
Undistributed net investment income.................................................................    ---
Accumulated net realized gain (loss)................................................................    (14)
Unrealized appreciation (depreciation) of investments, futures contracts and foreign currency.......    ---

     At October 31, 2009 the capital loss carry forward positions for federal income tax purposes were $1,044,692 and $684,423 expiring in 2016 and 2017, respectively. (in thousands)

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

4. INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended October 31, 2009 were (in thousands) $1,919,417 and $1,447,731, respectively.

     A summary of the Fund's direct ownership and transactions in the Select Funds for the year ended October 31, 2009 is set forth below (in thousands):

                                   OCTOBER 31, 2008                             OCTOBER 31, 2009
AFFILIATE                        SHARES/MARKET VALUE   PURCHASES     SALES    SHARES/MARKET VALUE
---------                        -------------------   ---------   --------   -------------------
MM Select Fund ...............         $362,064         $    --    $362,064         $    --
USG Select Fund ..............         $     --         $60,000    $     --         $60,000

5. SECURITIES LENDING

     On May 19, 2009, the Fund terminated its securities lending program. Prior to that, the Fund, the Agent, and the Manager retained 75%, 15%, and 10%, respectively, of the income generated from securities lending, as stated on the Statement of Operations.

6. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2009

                                    INSTITUTIONAL CLASS       Y CLASS           INVESTOR CLASS
                                    -------------------   ---------------   ---------------------
                                     SHARES     AMOUNT    SHARES   AMOUNT    SHARES      AMOUNT
                                    -------   ---------   ------   ------   -------   -----------
Shares sold .....................    38,693   $ 535,949     --       $ 1     74,391   $   985,338
Reinvestment of dividends .......     4,043      53,008     --        --      7,465        93,236
Shares redeemed .................   (42,400)   (575,194)    --        --    (88,535)   (1,151,477)
                                    -------   ---------    ---       ---    -------   -----------
Net increase (decrease) in shares
   outstanding ..................       336   $  13,763     --       $ 1     (6,679)  $   (72,903)
                                    =======   =========    ===       ===    =======   ===========

                                       ADVISOR CLASS      RETIREMENT CLASS        AMR CLASS
                                    -------------------   ----------------   ------------------
                                     SHARES     AMOUNT    SHARES   AMOUNT     SHARES    AMOUNT
                                    -------   ---------   ------   -------   -------   --------
Shares sold .....................     1,726   $ 22,607      --       $ 1       2,516   $ 35,022
Reinvestment of dividends .......       214      2,650      --        --       1,236     15,992
Shares redeemed .................    (1,478)   (19,228)     --        --      (4,909)   (64,987)
                                     ------   --------     ---       ---      ------   --------
Net increase (decrease) in shares
   outstanding ..................       462   $  6,029      --       $ 1      (1,157)  $(13,973)
                                     ======   ========     ===       ===      ======   ========

Year Ended October 31, 2008

                                     INSTITUTIONAL CLASS      INVESTOR CLASS        ADVISOR CLASS          AMR CLASS
                                    --------------------   --------------------   -----------------   ------------------
                                     SHARES     AMOUNT      SHARES     AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
                                    -------   ----------   -------   ----------   ------   --------   ------   ---------
Shares sold .....................    72,124   $1,522,430   113,619   $2,297,576    5,559   $111,669    1,693   $  35,108
Reinvestment of dividends .......     4,204       99,590     9,867      222,989      220      4,960    1,833      42,956
Shares redeemed .................   (36,318)    (729,713)  (81,231)  (1,524,704)  (2,814)   (55,162)  (7,797)   (161,615)
                                    -------   ----------   -------   ----------   ------   --------   ------    --------
Net increase (decrease) in
   shares outstanding ...........    40,010   $  892,307    42,255   $  995,861    2,965   $ 61,467   (4,271)  $ (83,551)
                                    =======   ==========   =======   ==========   ======   ========   ======   =========

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

7. SUBSEQUENT EVENTS

     Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through December 23, 2009. Management has determined that there are no material events that would require disclosure in the Fund's financial statements through this date.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                Institutional Class                     Y Class
                                                              -------------------------------------------------------  --------
                                                                                                                        August
                                                                               Year Ended October 31,                    3 to
                                                              -------------------------------------------------------  October
                                                                 2009        2008         2007       2006      2005    31, 2009
                                                              ----------  ----------   ----------  --------  --------  --------
Net asset value, beginning of period .......................  $    15.01  $    26.03   $    23.77  $  21.00  $  18.23   $ 15.59
                                                              ----------  ----------   ----------  --------  --------   -------
Income from investment operations:
   Net investment income(A, B) .............................        0.35        0.51         0.40      0.31      0.28      0.06
   Net gains (losses) on securities (both realized and
      unrealized) ..........................................        1.40      (10.41)        2.78      3.48      2.74      0.67
                                                              ----------  ----------   ----------  --------  --------   -------
Total income (loss) from investment operations .............        1.75       (9.90)        3.18      3.79      3.02      0.73
                                                              ----------  ----------   ----------  --------  --------   -------
Less distributions:
   Dividends from net investment income ....................       (0.44)      (0.41)       (0.31)    (0.26)    (0.25)       --
   Distributions from net realized gains on securities .....          --       (0.71)       (0.61)    (0.76)       --        --
                                                              ----------  ----------   ----------  --------  --------   -------
Total distributions ........................................       (0.44)      (1.12)       (0.92)    (1.02)    (0.25)       --
                                                              ----------  ----------   ----------  --------  --------   -------
Net asset value, end of period .............................  $    16.32  $    15.01   $    26.03  $  23.77  $  21.00   $ 16.32
                                                              ==========  ==========   ==========  ========  ========   =======
Total return ...............................................       12.41%     (39.59)%      13.76%    18.69%    16.64%     4.68%(F)
                                                              ==========  ==========   ==========  ========  ========   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................  $2,221,162  $2,038,539   $2,493,451  $958,830  $201,111   $     1
   Ratios to average net assets (annualized):
      Expenses, net of waivers .............................        0.61%       0.58%        0.59%     0.60%     0.60%     0.68%(C)
      Expenses, before waivers .............................        0.61%       0.58%        0.59%     0.60%     0.60%     0.68%(C)
      Net investment income, net of waivers ................        2.36%       2.19%        1.82%     1.86%     1.58%     1.58%(C)
      Net investment income (loss), before waivers .........        2.36%       2.19%        1.82%     1.86%     1.58%     1.58%(C)
   Portfolio turnover rate .................................          27%         28%          20%       26%       25%       27%(D)


                                                                                    Investor Class
                                                              ---------------------------------------------------------

                                                                                Year Ended October 31,
                                                              ---------------------------------------------------------
                                                                 2009        2008         2007        2006       2005
                                                              ----------  ----------   ----------  ----------  --------
Net asset value, beginning of period .......................  $    14.29  $    24.83   $    22.74  $    20.16  $  17.54
                                                              ----------  ----------   ----------  ----------  --------
Income from investment operations:
   Net investment income(A, B) .............................        0.28        0.41         0.35        0.28      0.27
   Net gains (losses) on securities (both realized and
   unrealized) .............................................        1.34       (9.88)        2.63        3.31      2.58
                                                              ----------  ----------   ----------  ----------  --------
Total income (loss) from investment operations .............        1.62       (9.47)        2.98        3.59      2.85
                                                              ----------  ----------   ----------  ----------  --------
Less distributions:
   Dividends from net investment income ....................       (0.40)      (0.36)       (0.28)      (0.25)    (0.23)
   Distributions from net realized gains on securities .....          --       (0.71)       (0.61)      (0.76)       --
                                                              ----------  ----------   ----------  ----------  --------
Total distributions ........................................       (0.40)      (1.07)       (0.89)      (1.01)    (0.23)
                                                              ----------  ----------   ----------  ----------  --------
Net asset value, end of period .............................  $    15.51  $    14.29   $    24.83  $    22.74  $  20.16
                                                              ==========  ==========   ==========  ==========  ========
Total return ...............................................       11.99%     (39.72)%      13.46%      18.44%    16.33%
                                                              ==========  ==========   ==========  ==========  ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................  $3,798,632  $3,594,565   $5,198,835  $2,586,410  $526,357
   Ratios to average net assets (annualized):
      Expenses, net of waivers .............................        0.93%       0.83%        0.83%       0.85%     0.86%
      Expenses, before waivers .............................        0.93%       0.83%        0.83%       0.85%     0.86%
      Net investment income, net of waivers ................        2.05%       1.94%        1.59%       1.61%     1.30%
      Net investment income (loss), before waivers .........        2.05%       1.94%        1.59%       1.61%     1.30%
   Portfolio turnover rate .................................          27%         28%          20%         26%       25%


                                                                                                                Retirement
                                                                              Advisor Class                        Class
                                                              ----------------------------------------------    ----------
                                                                                                      May
                                                                     Year Ended October 31,           31 to      May 1 to
                                                              ------------------------------------   October      October
                                                                2009      2008      2007     2006   31, 2005     31, 2009
                                                              --------  -------   -------  -------  --------    ----------
Net asset value, beginning of period .......................  $  14.19  $ 24.70   $ 22.64  $ 20.13  $ 19.33      $12.66
                                                              --------  -------   -------  -------  -------      ------
Income from investment operations:
   Net investment income(A, B) .............................      0.26     0.32      0.28     0.26     0.01        0.08
   Net gains (losses) on securities (both realized and
   unrealized) .............................................      1.32    (9.79)     2.62     3.27     0.79        2.62
                                                              --------  -------   -------  -------  -------      ------
Total income (loss) from investment operations .............      1.58    (9.47)     2.90     3.53     0.80        2.70
                                                              --------  -------   -------  -------  -------      ------
Less distributions:
   Dividends from net investment income ....................     (0.38)   (0.33)    (0.23)   (0.26)      --          --
   Distributions from net realized gains on securities .....        --    (0.71)    (0.61)   (0.76)      --          --
                                                              --------  -------   -------  -------  -------      ------
Total distributions ........................................     (0.38)   (1.04)    (0.84)   (1.02)      --          --
                                                              --------  -------   -------  -------  -------      ------
Net asset value, end of period .............................  $  15.39  $ 14.19   $ 24.70  $ 22.64  $ 20.13      $15.36
                                                              ========  =======   =======  =======  =======      ======
Total return ...............................................     11.81%  (39.87)%   13.16%   18.18%    4.14%(F)   21.33%(F)
                                                              ========  =======   =======  =======  =======      ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................  $114,945  $99,416   $99,854  $39,077  $11,604      $    1
   Ratios to average net assets (annualized):
      Expenses, net of waivers .............................      1.10%    1.08%     1.08%    1.09%    1.14%(C)    1.37%(C)
      Expenses, before waivers .............................      1.12%    1.08%     1.08%    1.09%    1.77%(C)    1.37%(C)
      Net investment income, net of waivers ................      1.86%    1.69%     1.32%    1.39%    1.72%(C)    1.15%(C)
      Net investment income (loss), before waivers .........      1.84%    1.69%     1.32%    1.39%    1.09%(C)    1.15%(C)
   Portfolio turnover rate .................................        27%      28%       20%      26%      25%(E)      27%(D)


                                                                                   AMR Class
                                                              ---------------------------------------------------

                                                                             Year Ended October 31,
                                                              ---------------------------------------------------
                                                                2009      2008       2007       2006       2005
                                                              --------  --------   --------  ----------  --------
Net asset value, beginning of period .......................  $  14.88  $  25.80   $  23.55  $    20.78  $  18.02
                                                              --------  --------   --------  ----------  --------
Income from investment operations:
   Net investment income(A, B) .............................      0.37      0.51       0.45        0.35      0.31
   Net gains (losses) on securities (both realized and
   unrealized) .............................................      1.38    (10.26)      2.76        3.47      2.73
                                                              --------  --------   --------  ----------  --------
Total income (loss) from investment operations .............      1.75     (9.75)      3.21        3.82      3.04
                                                              --------  --------   --------  ----------  --------
Less distributions:
   Dividends from net investment income ....................     (0.49)    (0.46)     (0.35)      (0.29)    (0.28)
   Distributions from net realized gains on securities .....        --     (0.71)     (0.61)      (0.76)       --
                                                              --------  --------   --------  ----------  --------
Total distributions ........................................     (0.49)    (1.17)     (0.96)      (1.05)    (0.28)
                                                              --------  --------   --------  ----------  --------
Net asset value, end of period .............................  $  16.14  $  14.88   $  25.80  $    23.55  $  20.78
                                                              ========  ========   ========  ==========  ========
Total return ...............................................     12.59%   (39.43)%    14.03%      19.08%    16.95%
                                                              ========  ========   ========  ==========  ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................  $520,799  $497,127   $972,260  $1,024,899  $848,219
   Ratios to average net assets (annualized):
      Expenses, net of waivers .............................      0.36%     0.32%      0.32%       0.34%     0.35%
      Expenses, before waivers .............................      0.36%     0.32%      0.32%       0.34%     0.35%
      Net investment income, net of waivers ................      2.62%     2.44%      2.13%       2.18%     1.87%
      Net investment income (loss), before waivers .........      2.62%     2.44%      2.13%       2.18%     1.87%
   Portfolio turnover rate .................................        27%       28%        20%         26%       25%

(A) Through October 31, 2005, net investment income was calculated by subtracting class expenses per share from the Fund's net investment income per share before class expenses.

(B) For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

(C)  Annualized.

(D) Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

(E) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

(F)  Not annualized.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
PRIVACY POLICY & FEDERAL TAX INFORMATION
OCTOBER 31, 2009 (UNAUDITED)

PRIVACY POLICY

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2009, which is designated as qualifying for the dividends-received deduction, was 76.75%.

     For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2009, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003 was 100.00%. Shareholders will receive notification in January 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

     At its May 27, 2009 meeting, the Board of Trustees ("Board") considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds ("Beacon Trust") (the "Funds") and each Investment Advisory Agreement between the Manager and a subadvisor ("Investment Advisory Agreements" and collectively with the Management Agreement, the "Agreements"). In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

     In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 13, 2009 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     In connection with the Board's consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - a description of any payments by the subadvisors to the manager to support the Funds' marketing efforts;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Funds;

     - a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment and, as applicable, information regarding the firm's decline in assets under management from January 1, 2008 through March 31, 2009;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

     - a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

     - a certification by the firm regarding the reasonable design of its compliance program;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of any revenue sharing activities with respect to the Funds;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared:
(i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 13, 2009 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 27, 2009 meeting at which the Board considered the renewal of the Agreements. The Board did

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

     In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 27, 2009 meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund;
(3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses;
(4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and
(7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

     Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios.

     With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

     Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's performance appears below under "Additional Considerations and Conclusions with Respect to Each Fund."

     Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Beacon Trust, stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a "Feeder Fund"), the Fund will not pay the Manager a management fee. The index series of the Funds also operate under a master-feeder structure, but each of these series invests in a master portfolio that is not managed by the Manager. As such, the Board considered that the Manager does not receive a management fee with respect to the International Equity Index, S&P 500 Index, or Small Cap Index Funds. With respect to the Short-Term Bond Fund, the Board also considered the Manager's advisory fees for services provided by the Manager to institutional separate accounts with similar investment strategies. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

     The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to discontinue the expense waivers and reimbursements for certain

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

classes of the Funds that were closing or maintained competitive expense ratios without such expense waivers. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

     In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

     Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to Each Fund."

     Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager's representation that Fund assets have decreased significantly primarily due to market depreciation in 2008 and the first quarter of 2009, as well as significant share redemptions from the Money Market Funds and the inability of certain competitor money market funds' to maintain positive yields, causing mass redemptions in money market funds throughout the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

     Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager's relationship with the Funds continues to be a significant factor in attracting separate account assets for the Manager, noting specifically the Manager's utilization of the Large Cap Value Fund model for a newly registered actively managed exchange traded fund managed by the Manager. In addition, the Board noted that the Manager provides services to each Trust at a relatively low cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31.

     Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

     Except for the Short-Term Bond Fund, the performance comparisons below were made versus each Fund's Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Additional Considerations and Conclusions with Respect to the Large Cap Value
Fund

     In considering the renewal of the Management Agreement for the Large Cap Value Fund, the Trustees considered the following additional factors: (1) the Large Cap Value Fund outperformed the peer universe median for the five-, and ten-year periods ended March 31, 2009 but underperformed for the one- and three-year periods; (2) management's analysis regarding the rationale for the underperformance of the Large Cap Value Fund; and (3) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper universe.

     In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis and Metropolitan West Capital Management, LLC ("MetWest"), the Trustees considered the following additional factors: (1) Barrow outperformed the

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2009; (2) Brandywine outperformed the peer universe median for the ten-year period ended March 31, 2009 but underperformed for the one-, three- and five-year periods; (3) Hotchkis outperformed the peer universe median for the ten-year period and the quarter ended March 31, 2009, but underperformed for the one-, three- and five-year periods; (4) MetWest outperformed the peer universe median for the one-; three- and five-year periods ended March 31, 2009; (5) management's analysis regarding the rationale for Brandywine's and Hotchkis' underperformance; (6) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each of the subadvisor's clients, but there is little or no impact to the Fund; (7) each of the Fund's subadvisors has indicated that it does not charge lower advisory fees to other clients for which it provides comparable services; and (8) the Manager's recommendation to continue to retain each subadvisor.

     Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Large Cap Value Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Value Fund.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees nineteen funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                                      POSITION, TERM OF
                                      OFFICE AND LENGTH
                                       OF TIME SERVED
NAME, AGE AND ADDRESS                  WITH THE TRUST          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------            ---------------------------   ---------------------------------------------------------------------
INTERESTED TRUSTEES

                                             Term
                                   Lifetime of Trust until
                                   removal, resignation or
                                         retirement*

Alan D. Feld** (72)                   Trustee since 1996       Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP
                                                               (1960-Present); Director, Clear Channel Communications
                                                               (1984-Present); Trustee, CenterPoint Properties (1994-2006); Member,
                                                               Board of Trustees, Southern Methodist University ; Member, Board of
                                                               Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy
                                                               Hospital; Trustee, American Beacon Mileage Funds (1996-present);
                                                               Trustee, American Beacon Select Funds (1996-present); Trustee,
                                                               American Beacon Master Trust Funds (1996-present).

NON-INTERESTED TRUSTEES                      Term
                                   Lifetime of Trust until
                                   removal, resignation or
                                         retirement*

W. Humphrey Bogart (65)               Trustee since 2004       Board Member, Baylor University Medical Center Foundation
                                                               (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA
                                                               (1996-1997); President and CEO, Fidelity Investments Southwest
                                                               Company (1983-1995); Senior Vice President of Regional Centers,
                                                               Fidelity Investments (1988-1995); Trustee, American Beacon Mileage
                                                               Funds (2004-present); Trustee, American Beacon Select Funds
                                                               (2004-present); American Beacon Master Trust Funds (2004-present).

Brenda A. Cline (49)                  Trustee since 2004       Executive Vice President, Chief Financial Officer, Treasurer and
                                                               Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas
                                                               Christian University (1998-Present); Trustee, W.I. Cook Foundation,
                                                               Inc. (d/b/a Cook Children's Health Foundation) (2001-2006); Director,
                                                               Christian Church Foundation (1999-2007); Trustee, American Beacon
                                                               Mileage Funds (2004-present); Trustee, American Beacon Select Funds
                                                               (2004-present); Trustee, American Beacon Master Trust Funds
                                                               (2004-present).

Eugene J. Duffy (55)                  Trustee since 2008       Principal and Executive Vice President, Paradigm Asset Management
                                                               (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present);
                                                               Chairman, Special Contributions Fund Board of Trustees, National
                                                               Association for the Advancement of Colored People (2007-Present);
                                                               Trustee, National Association for the Advancement of Colored People
                                                               (2000-Present); Board of Visitors, Emory University (2006-Present);
                                                               Trustee, Atlanta Botanical Garden (2006-Present); Board Member,
                                                               Willie L. Brown Jr. Institute on Politics and Public Service
                                                               (2001-Present); Chair, National Association of Securities
                                                               Professionals (2000-2002); Deputy Chief Administrative Officer, City
                                                               of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds
                                                               (2008-present); Trustee, American Beacon Select Funds (2008-present);
                                                               Trustee, American Beacon Master Trust Funds (2008-present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                      POSITION, TERM OF
                                      OFFICE AND LENGTH
                                       OF TIME SERVED
NAME, AGE AND ADDRESS                  WITH THE TRUST          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------            ---------------------------   ---------------------------------------------------------------------
Thomas M. Dunning (66)                Trustee since 2008       Consultant, (2008-Present); Chairman (2003-2008) and Chief Executive
                                                               Officer (2003-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC
                                                               (2007-present); Advisory Director, Comerica Texas (2003-present);
                                                               Immediate Past Chairman and Board Member, Dallas Citizens Council;
                                                               Director, Baylor Health Care System Foundation (2007-present); State
                                                               Vice Chair, State Fair of Texas; Board Member, Southwestern Medical
                                                               Foundation (1994-present); Trustee, American Beacon Mileage Funds
                                                               (2008-present); Trustee, American Beacon Select Funds (2008-present);
                                                               Trustee, American Beacon Master Trust Funds (2008-present).

Richard A. Massman (66)               Trustee since 2004       Consultant and General Counsel Emeritus (2009-Present), Senior Vice
                                      Chairman since 2008      President and General Counsel, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities)
                                                               (1994-2009). Chairman (2007-Present) and Director (2005-Present), The
                                                               Dallas Opera Foundation; Chairman (2006-Present) and Director
                                                               (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian
                                                               Hospital Foundation (2006-Present); Trustee, American Beacon Mileage
                                                               Funds (2004-present); Trustee, American Beacon Select Funds
                                                               (2004-present); Trustee, American Beacon Master Trust Funds
                                                               (2004-present).

R. Gerald Turner (64)                 Trustee since 2001       President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                                       ChemFirst (1986-2002); Director, J.C. Penney Company, Inc.
Southern Methodist Univ.                                       (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                                            (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing)
                                                               (2003-Present); Director, First Broadcasting Investment Partners, LLC
                                                               (2003-2007); Member, Salvation Army of Dallas Board of Directors;
                                                               Member, Methodist Hospital Advisory Board; Co-Chair, Knight
                                                               Commission on Intercollegiate Athletics; Trustee, American Beacon
                                                               Mileage Funds (2001-present); Trustee, American Beacon Select Funds
                                                               (2001-present); Trustee, American Beacon Master Trust Funds
                                                               (2001-present).


Paul J. Zucconi,CPA (68)              Trustee since 2008       Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium
                                                               Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002-present); Director, National Kidney
                                                               Foundation of North Texas (2003-Present); Director, Dallas Chapter of
                                                               National Association of Corporate Directors (2004-Present); Partner,
                                                               KPMG (1976-2001); Trustee, American Beacon Mileage Funds
                                                               (2008-present); Trustee, American Beacon Select Funds (2008-present);
                                                               Trustee, American Beacon Master Trust Funds (2008-present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                      POSITION, TERM OF
                                      OFFICE AND LENGTH
                                       OF TIME SERVED
NAME, AGE AND ADDRESS                  WITH THE TRUST          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------            ---------------------------   ---------------------------------------------------------------------
OFFICERS                                     TERM
                                           One Year

William F. Quinn** (61)           Executive Vice President     Executive Chairman (2009-Present), Chairman (2006-2009) and CEO
                                 from 2007 to 2008 and 2009    (2006-2007), President (1986-2006) and Director (2003-Present),
                                  to Present President from    American Beacon Advisors, Inc.; Chairman (1989-2003) and Director
                                  1987 to 2007 and 2008 to     (1979-1989, 2003-Present), American Airlines Federal Credit Union;
                                  2009 Trustee from 1987 to    Director, Hicks Acquisition I, Inc. (2007-2009); Director, Crescent
                                            2008               Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble &
                                                               Herr, LLC (investment advisor) (2001-2006); Director of Investment
                                                               Committee, Southern Methodist University Endowment Fund
                                                               (1996-Present); Member, Southern Methodist University Cox School of
                                                               Business Advisory Board (1999-2002); Member, New York Stock Exchange
                                                               Pension Manager Committee (1997-1998, 2000-2002, 2006-Present);
                                                               Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for
                                                               the Investment of Employee Benefits; Director, United Way of
                                                               Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee,
                                                               American Beacon Mileage Funds (1995-2008); Trustee, American Beacon
                                                               Select Funds (1999-2008); Trustee, American Beacon Master Trust
                                                               (1995-2008).

Gene L. Needles, Jr. (54)         President 2009 to Present    President, CEO and Director (2009-Present), American Beacon Advisors,
                                   Executive Vice President    Inc. President (November 2009-Present), Executive Vice President (May
                                         2009 Present          2009-November 2009) of the American Beacon Funds, American Beacon
                                                               Mileage Funds, American Beacon Select Funds, and American Beacon
                                                               Master Trust. President (2008-2009), Touchstone Investments;
                                                               President (2003-2007), CEO (2004-2007), Managing Director of Sales
                                                               (2002-2003), National Sales Manager (1999-2002), and Regional Sales
                                                               Manager (1993-1999), AIM Distributors.


Rosemary K. Behan (50)              VP, Secretary and Chief    Vice President, Legal and Compliance, American Beacon Advisors, Inc.
                                   Legal Officer since 2006    (2006-Present); Assistant General Counsel, First Command Financial
                                                               Planning, Inc. (2004-2006); Attorney (1995-2004), Securities and
                                                               Exchange Commission.

Brian E. Brett (49)                     VP since 2004          Vice President, Director of Sales and Marketing, American Beacon
                                                               Advisors, Inc. (2004-Present); Regional Vice President, Neuberger
                                                               Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (43)                     VP since 2007          Vice President, Asset Management, American Beacon Advisors, Inc.
                                                               (2007-Present); Managing Director of Corporate Accounting
                                                               (2004-2007), Director of IT Strategy and Finance (2002-2004),
                                                               American Airlines, Inc.

Michael W. Fields (55)                  VP since 1989          Vice President, Fixed Income Investments, American Beacon Advisors,
                                                               Inc. (1988-Present); Director American Beacon Global Funds SPC
                                                               (2002-present); Director, American Beacon Global Funds plc
                                                               (2007-2009).

Rebecca L. Harris (42)               Treasurer since 1995      Vice President, Finance, American Beacon Advisors, Inc.
                                                               (1995-Present).

Christina E. Sears (38)            Chief Compliance Officer    Chief Compliance Officer, American Beacon Advisors, Inc.
                                     since 2004 and Asst.      (2004-Present); Senior Compliance Analyst, American Beacon Advisors,
                                     Secretary since 1999      Inc. (1998-2004).

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's and Master Trust's sub-advisors.

                                    (GRAPHIC)

                      (This page intentionally left blank)

                           (AMERICAN BEACON FUNDS(SM LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                         (GRAPHIC)                                                    (GRAPHIC)

                        BY E-MAIL:                                                ON THE INTERNET:
            american_beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

                         (GRAPHIC)                                                    (GRAPHIC)

                       BY TELEPHONE:                                                  BY MAIL:
Institutional, Y, Investor, Advisor and Retirement Classes                      American Beacon Funds
                    Call (800) 658-5811                                            P.O. Box 219643
                       AMR Class(SM)                                         Kansas City, MO 64121-9643
                    Call (800) 345-2345

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES               AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of Investments provided in       A description of the policies and procedures the Fund uses
each semi-annual and annual report, the Fund files a         to determine how to vote proxies relating to portfolio
complete schedule of its portfolio holdings with the         securities is available in the Fund's Statement of
Securities and Exchange Commission ("SEC") on Form N-Q as    Additional Information, is available free of charge on the
of the first and third fiscal quarters. The Fund's Forms     Fund's website (www.americanbeaconfunds.com) and by
N-Q are available on the SEC's website at www.sec.gov. The   calling 1-800-967-9009 or by accessing the SEC's website
Forms N-Q may also be reviewed and copied at the SEC's       at www.sec.gov. The Fund's proxy voting record for the
Public Reference Room, 450 Fifth Street, NW, Washington,     most recent year ended June 30 is filed annually with the
DC 20549. Information regarding the operation of the SEC's   SEC on Form N-PX. The Fund's Forms N-PX are available on
Public Reference Room may be obtained by calling             the SEC's website at www.sec.gov. The Fund's proxy voting
1-800-SEC-0330. A complete schedule of the Fund's            record may also be obtained by calling 1-800-967-9009.
portfolio holdings is also available on the Funds' website
(www.americanbeaconfunds.com) approximately thirty days
after the end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN                     TRANSFER AGENT                   INDEPENDENT REGISTERED PUBLIC   DISTRIBUTOR
STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES   ACCOUNTING FIRM                 FORESIDE FUND SERVICES
Boston, Massachusetts         Kansas City, Missouri            ERNST & YOUNG LLP               Portland, Maine
                                                               Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 10/09
                                                                        00071317

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                 ANNUAL REPORT

                                   (GRAPHIC)

October 31, 2009

SMALL CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message......................            1
Market and Performance Overview..........            2
Schedule of Investments..................            7
Additional Information...................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds                                           October 31, 2009

(PHOTO OF GENE L. NEEDLES, JR.)

FELLOW SHAREHOLDERS,

     As an introduction to the American Beacon Small Cap Value Fund Annual Report for the 12-month period ended October 31, 2009, please let me take a moment to tell you how pleased I am to have been serving as President and CEO of American Beacon Advisors since April 15, 2009. I consider it a privilege to hold this position, and I take its responsibilities quite seriously.

     I've enjoyed a long, successful career in the investment business, and I'm no stranger to the ups and downs that markets can deliver. As a fellow investor and shareholder, I experience these trends in much the same way you do. The majority of 2008 was difficult in many ways. However, when I took the helm at American Beacon, I already had many reasons to be optimistic about what might develop in 2009. As of October 31, 2009, my optimism has been largely confirmed.

     For the one-year period (as of 10/31/09), American Beacon Small Cap Value Fund-Institutional Class returned 16.97%. Of course, one year of performance doesn't tell the whole story, especially when you're investing for the long term. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

     Many of us have long-term goals, including retirement, driving our investment decisions. While this 12-month period began amid a frightening recessionary environment, we finished the year with increasing confidence that markets have begun to stabilize, that liquidity has returned to the debt markets and that equity markets have had a substantial recovery.

     I know as well as you do that maintaining a long-term perspective, employing a buy-and-hold philosophy (consistent with the Fund's objectives), and doing the right thing according to your risk tolerance and time horizon is not always easy. But the professionals at American Beacon are dedicated to working hard to help investors succeed.

     Just as you maintain a commitment to your goals--and to those who inspire you to create your goals--we maintain a strong commitment to due diligence and oversight. That commitment is one of the key reasons I am honored to serve as President and CEO, and am pleased to be able to share my enthusiasm about the path ahead with you.

     A financial advisor can be an important ally in creating investment success, so--as you review the enclosed annual report--please feel free to discuss your thoughts and concerns with a trusted advisor. And, as always, the professionals associated with the American Beacon Funds are grateful for the opportunity to serve you.

                                        Best Regards,


                                        /s/ Gene L. Needles, Jr.

                                        Gene L. Needles, Jr.
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2009 (UNAUDITED)

     The past 12-month period saw a great deal of volatility in equity markets. The first quarter of 2009 saw marginal improvements in U.S. housing, income and consumption data. The U.S. Treasury partnered with private investors to purchase toxic bank assets, which spurred a market rally late in the first quarter.

     Soon after his January inauguration, President Obama attempted to blunt the impact of the recession in the U.S. by signing an almost $800 billion economic stimulus package, introducing a sizable mortgage relief program and initiating stress tests for the nation's banks. Other stimulus packages were enacted worldwide, representing an unprecedented commitment from governments across the globe to stabilize the world's economies.

     While the markets behaved sluggishly at the beginning of the first quarter, they picked up speed following more encouraging data suggesting that the economy had begun to move from recession to recovery. The global equity market rally that began in early March and continued into May was one of the strongest rebounds since the Great Depression era. Toward the end of the second quarter, investors showed concern that the equity markets had moved too far ahead of economic realities. The sharp equity rally lost momentum, as equity markets pulled back modestly in June.

     During the third quarter, stronger-than-expected corporate earnings--combined with encouraging economic news--rekindled the rally to some degree. The United States announced that gross domestic product (GDP) contracted in the second quarter, but by a better-than-expected -1.0% (subsequently revised to -0.7%). Meanwhile, strong demand for automobiles, fueled by the U.S. Government's "Cash for Clunkers" program, produced the first signs of growth in the American manufacturing industry since January 2008. The third quarter of 2009 saw housing numbers improve, increased merger and acquisition activity, and evidence of capital markets normalization. In addition to stabilization, liquidity was a major contributor to market strength.

     Unfortunately, the domestic equity markets have struggled with the effects of rising unemployment, a tight credit environment, and weakness in commercial real estate. Amid fears about job stability, the U.S. Consumer Confidence Index declined to 53.1 in September from 54.5 in August 2009. Although the pace of job losses slowed, total U.S. unemployment continued to rise in October 2009, along with credit default and delinquency rates.

     Third quarter corporate earnings results were mixed. Many companies were quick to downsize in response to reduced demand. Corporate profits exceeded reduced expectations due to cost cutting. It remains to be seen if increased corporate profitability ultimately leads to more hiring and, thus, increased consumer demand.

     This pattern of positive developments tempered with set-backs is typical of economic recoveries. Different types of economic activity require more time to be effective. Some uncertainty about what will drive the markets going forward remains, as the Federal Reserve Board (the Fed) may start to reverse and unwind the unprecedented levels of support provided to the U.S. economy. The magnitude of any consumer-led recovery remains difficult to gauge, as it is hard to distinguish between a traditional cyclical recovery and potentially artificial gains resulting from the U.S. Government's stimulus measures.

     As the Fed's plans become clearer, the market may favor companies with higher earnings and balance sheet quality. These companies with solid fundamentals may provide better upside potential than more speculative companies. It is unlikely that the lowest credit quality companies (without earnings or dividends) will remain market leaders, since there are many companies with excellent fundamentals selling for equally attractive prices.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

     The Institutional Class of the Small Cap Value Fund returned 16.97% for the twelve months ended October 31, 2009, outperforming the Russell 2000(R) Value Index (the "Index") return of 1.96% and the Lipper Small-Cap Value Funds Index return of 13.99% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/99 THROUGH 10/31/09

                              (PERFORMANCE GRAPH)

                                      ANNUALIZED TOTAL RETURNS      VALUE OF
                                       PERIODS ENDED 10/31/09        $10,000
                                   -----------------------------    10/31/99-
                                   1 YEAR     5 YEARS   10 YEARS    10/31/09
                                   --------   -------   --------   ----------
Institutional Class(1, 6) ......    16.97%     1.12%     10.19%      $26,387
Y Class(1, 2, 6) ...............    16.81%     1.09%     10.17%       26,351
Investor Class(1, 6) ...........    16.59%     0.85%      9.90%       25,710
Advisor Class(1, 3, 6) .........    16.41%     0.61%      9.72%       25,287
Retirement Class (1, 4, 6) .....    16.25%     0.58%      9.71%       25,251
AMR Class(1, 6) ................    17.30%     1.39%     10.49%       27,126
Lipper Small-Cap Value Funds
   Index(5) ....................    13.99%     1.73%      8.39%       22,393
Russell 2000 Value Index(5) ....     1.96%     0.08%      7.53%       20,663

(1.) The Investor and Advisor Classes were formerly known as the PlanAhead and Service Classes, respectively. Please note that the recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the one-year, five-year and ten-year periods represents the total returns achieved by the Institutional Class from 10/31/99 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/99.

(3.) Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/99 up to 5/1/03, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/99. A portion of the fees charged to the Advisor Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.

(4.) Fund performance for the one-year, five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/99 up to 5/1/03 and the Advisor Class from 5/1/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/99.

(5.) Russell 2000 Value Index is a registered trademark of Frank Russell
     Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(6.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement and AMR Class shares was 0.82%, 0.92%, 1.19%, 1.32%, 1.59%, and 0.57%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund outperformed the Index in eight of the ten sectors, generating excess performance through both stock selection and sector allocation. The Fund's superior performance in stock selection resulted primarily from its holdings in the Industrials, Financials, Energy, and Utilities sectors. Individual holdings in the Industrials sector that had the largest impact on the Fund's performance were Oshkosh (up 319.3%), Flowserve (up 71.0%), and Timken (up 49.7%). For the period the Fund owned the securities, Legg Mason (up 14.8%) and Jeffries Group (up 31.4%) added the most relative value in the Financials sector. In the Energy

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
OCTOBER 31, 2009 (UNAUDITED)

sector, Dril-Quip (up 97.9%), Oil States International (up 50.3%), and Arena Resources (up 37.9%) were the largest contributors, while OGE Energy (up 27.7%), Energen (up 30.4%), and NV Energy (up 19.1%) added the most relative value in the Utilities sector. Poor stock selection in the Information Technology sector detracted value from performance. Lexmark International (down 27.0% for the period the Fund owned the security), Comtech Telecommunications (down 34.2%) and ManTech International (down 14.7%) were the largest detractors in the Information Technology sector.

     The Fund's underweight in Financials, the second worst performing sector in the Index, added value to performance through sector allocation. Overweights in the Information Technology and Consumer Discretionary sectors also generated excess returns. An overweight in Energy, the worst performing sector in the Index, detracted from the Fund's performance relative to the Index.

     The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund's performance over the longer term.

TOP TEN HOLDINGS

                                       % OF
                                    NET ASSETS
                                    ----------
Valassis Communications, Inc. ...      1.4%
Hanover Insurance Group, Inc. ...      1.0%
Oshkosh Corp. ...................      0.8%
LifePoint Hospitals, Inc. .......      0.8%
Rent-a-Center, Inc. .............      0.8%
Gentex Corp. ....................      0.8%
Aspen Insurance Holdings Ltd. ...      0.8%
Great Plains Energy, Inc. .......      0.8%
Men's Wearhouse, Inc. ...........      0.8%
Tidewater, Inc. .................      0.7%

SECTOR ALLOCATION

                                      % OF
                                    EQUITIES
                                    --------
Financials ......................     21.6%
Industrials .....................     20.5%
Consumer Discretionary ..........     14.5%
Information Technology ..........     14.5%
Health Care .....................      8.6%
Utilities .......................      6.3%
Energy ..........................      5.9%
Materials .......................      4.9%
Consumer Staples ................      2.8%
Telecommunication Services ......      0.4%

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
FUND EXPENSES
OCTOBER 31, 2009 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2009 through October 31, 2009.

ACTUAL EXPENSE

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                  Beginning       Ending
                                   Account        Account      Expenses Paid
                                    Value          Value       During Period*
                                    5/1/09        10/31/09    5/1/09-10/31/09
                                 ------------   -----------   ---------------
INSTITUTIONAL CLASS
Actual                             $1,000.00     $1,209.25         $4.73
Hypothetical                       $1,000.00     $1,020.92         $4.33
   (5% return before expenses)
Y CLASS**
Actual                             $1,000.00     $1,024.24         $2.74
Hypothetical                       $1,000.00     $1,009.59         $2.74
   (5% return before expenses)
INVESTOR CLASS
Actual                             $1,000.00     $1,206.19         $6.73
Hypothetical                       $1,000.00     $1,019.11         $6.16
   (5% return before expenses)
ADVISOR CLASS
Actual                             $1,000.00     $1,206.39         $7.17
Hypothetical                       $1,000.00     $1,018.70         $6.56
   (5% return before expenses)
RETIREMENT CLASS
Actual                             $1,000.00     $1,204.67         $8.46
Hypothetical                       $1,000.00     $1,017.49         $7.78
   (5% return before expenses)
AMR CLASS
Actual                             $1,000.00     $1,210.48         $3.34
Hypothetical                       $1,000.00     $1,022.18         $3.06
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.85%, 1.21%, 1.29%, 0.60%, 1.53% and 1.11% for the
     Institutional, Investor, Advisor, AMR, Retirement and Y Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

** Beginning account value for Y Class is the inception date of 8/3/09. Expenses are equal to the Class annualized ratio for the period multiplied by the average account value for the period multiplied by the number derived by dividing the number of days in the period (90) by the days in the year (365).

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of American Beacon Small Cap Value Fund and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statement of assets and liabilities of American Beacon Small Cap Value Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Small Cap Value Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                    /s/Ernst & Young LLP
Dallas, Texas
December 23, 2009

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                          SHARES        VALUE
                                                       -----------   -----------
                                                         (DOLLARS IN THOUSANDS)
COMMON STOCKS - 95.04%
COMMUNICATIONS - 0.25%
   MEDIA - 0.25%
      Belo Corp. ...................................       167,900   $       789
      Courier Corp. ................................        46,314           687
      Meredith Corp. ...............................       138,970         3,761
                                                                     -----------
   TOTAL COMMUNICATIONS                                                    5,237
                                                                     -----------
CONSUMER DISCRETIONARY - 13.76%
   AUTO COMPONENTS - 1.16%
      American Axle & Manufacturing Holdings,
         Inc. + ....................................     1,027,200         6,153
      ATC Technology Corp. ## ......................        21,600           451
      Gentex Corp. .................................     1,024,850        16,408
      Superior Industries International, Inc. ......        58,500           777
                                                                     -----------
                                                                          23,789
                                                                     -----------
   DISTRIBUTORS - 0.19%
      Beacon Roofing Supply, Inc. ## ...............        50,500           725
      WESCO International, Inc. ## .................       122,300         3,126
                                                                     -----------
                                                                           3,851
                                                                     -----------
   HOTELS, RESTAURANTS & LEISURE - 1.68%
      Ameristar Casinos, Inc. ......................       340,500         5,012
      Boyd Gaming Corp. ## + .......................       197,630         1,455
      CEC Entertainment, Inc. ## ...................        33,100           967
      CKE Restaurants, Inc. ........................       244,000         2,135
      Cracker Barrel Old Country Store, Inc. .......        82,811         2,745
      Domino's Pizza, Inc. ## ......................       118,300           868
      Jack in the Box, Inc. ## .....................       542,050        10,169
      Lakes Entertainment, Inc. ## .................       150,800           371
      Orient-Express Hotels Ltd. ...................        69,200           595
      Panera Bread Co. ## ..........................        72,280         4,335
      Pinnacle Entertainment, Inc. ## ..............       248,000         2,096
      Speedway Motorsports, Inc. ...................       166,610         2,256
      Wendy's Group Inc. ...........................       422,100         1,667
                                                                     -----------
                                                                          34,671
                                                                     -----------
   HOUSEHOLD DURABLES - 1.60%
      Cavco Industries, Inc. ## ....................        40,760         1,239
      Ethan Allen Interiors, Inc. + ................       273,350         3,406
      Helen of Troy Ltd. ## ........................        50,348         1,150
      Knoll, Inc. ..................................       117,180         1,148
      M.D.C. Holdings, Inc. ........................       131,780         4,299
      National Presto Industries, Inc. .............        12,000         1,043
      Ryland Group, Inc. ...........................       289,250         5,366
      Snap-On, Inc. ................................        85,030         3,106
      Whirlpool Corp. ..............................       171,700        12,292
                                                                     -----------
                                                                          33,049
                                                                     -----------

                                                          SHARES        VALUE
                                                       -----------   -----------
                                                         (DOLLARS IN THOUSANDS)
   INTERNET & CATALOG RETAIL - 0.32%
      NutriSystem, Inc. +  .........................       184,300   $     3,966
      School Specialty, Inc. ## ....................        38,400           855
      Systemax, Inc. ## ............................       125,400         1,690
                                                                     -----------
                                                                           6,511
                                                                     -----------
   LEISURE EQUIPMENT & PRODUCTS - 0.78%
      Brunswick Corp. ..............................       521,900         4,948
      Callaway Golf Co. ............................       382,960         2,619
      Polaris Industries, Inc. .....................        54,600         2,297
      Scholastic Corp. .............................       143,800         3,576
      Thor Industries, Inc. ........................       101,430         2,660
                                                                     -----------
                                                                          16,100
                                                                     -----------
   MEDIA - 0.33%
      Interpublic Group of Cos., Inc. ## ...........       941,100         5,666
      inVentiv Health, Inc. ## .....................        68,900         1,170
                                                                     -----------
                                                                           6,836
                                                                     -----------
   MULTILINE RETAIL - 0.94%
      Big Lots, Inc. ## ............................       221,050         5,537
      BJ's Wholesale Club, Inc. ## .................       153,730         5,385
      Dillards, Inc. ...............................       168,900         2,301
      Saks, Inc. ## + ..............................     1,097,860         6,159
                                                                     -----------
                                                                          19,382
                                                                     -----------
   SPECIALTY RETAIL - 5.40%
      Aaron Rents, Inc. + ..........................       185,600         4,649
      Bare Escentuals, Inc. ## .....................       140,700         1,777
      Bebe Stores, Inc. ............................       360,950         2,260
      Buckle, Inc. + ...............................        28,500           855
      Cabela's, Inc. ## + ..........................       792,700         9,964
      Childrens Place Retail Stores, Inc. ## .......        66,240         2,083
      Finish Line, Inc., Class A Shares ............        46,955           476
      Foot Locker, Inc. ............................       794,300         8,324
      Genesco, Inc. ## .............................        46,500         1,212
      Group 1 Automotive, Inc. .....................        53,700         1,365
      Gymboree Corp. ## ............................       260,970        11,110
      Interline Brands, Inc. ## ....................        16,200           237
      Jos. A. Bank Clothiers, Inc. ## ..............        85,390         3,499
      MarineMax, Inc. ## ...........................        81,800           557
      Men's Wearhouse, Inc. ........................       667,400        15,464
      OfficeMax, Inc. ..............................       468,293         5,353
      Pep Boys, Inc. ...............................       107,100           939
      RadioShack Corp. .............................       671,800        11,347
      Regis Corp. ..................................       106,600         1,731
      Rent-A-Center, Inc. ## .......................       897,450        16,477
      Sonic Automotive, Inc., A Shares + ...........       183,380         1,640
      Stage Stores, Inc. ...........................       129,320         1,526
      Tractor Supply Co. ## ........................        48,550         2,170

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                          SHARES        VALUE
                                                       -----------   -----------
                                                         (DOLLARS IN THOUSANDS)
      Williams-Sonoma, Inc. ........................       327,854   $     6,157
                                                                     -----------
                                                                         111,172
                                                                     -----------
   TEXTILES & APPAREL - 1.36%
      Brown Shoe Company, Inc. .....................       122,720         1,273
      Jones Apparel Group, Inc. ....................       416,000         7,442
      Quiksilver, Inc. ## ..........................     2,560,900         5,096
      Skechers U.S.A., Inc. ## .....................       212,760         4,642
      Timberland Co. ## ............................       205,050         3,318
      Unifirst Corp. ...............................        29,600         1,245
      Warnaco Group, Inc. ## .......................        74,000         2,999
      Wolverine World Wide, Inc. ...................        81,300         2,080
                                                                     -----------
                                                                          28,095
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY                                          283,456
                                                                     -----------
CONSUMER STAPLES - 2.62%
   FOOD & DRUG RETAILING - 1.18%
      Casey's General Stores, Inc. .................       171,473         5,407
      Flowers Foods, Inc. ..........................       103,230         2,411
      Ingles Markets, Inc. .........................        87,900         1,352
      Ruddick Corp. ................................       146,650         3,919
      Spartan Stores, Inc. .........................       425,450         6,024
      Winn-Dixie Stores, Inc. ## ...................       460,090         5,102
                                                                     -----------
                                                                          24,215
                                                                     -----------
   FOOD PRODUCTS - 1.13%
      American Italian Pasta Co. ## ................        43,000         1,168
      Cal-Maine Foods, Inc. + ......................       142,800         3,877
      Chiquita Brands International, Inc. ## .......        91,400         1,480
      Corn Products International, Inc. ............        55,500         1,564
      Del Monte Foods Co. ..........................       330,300         3,567
      Fresh Del Monte Produce, Inc. ## .............        98,400         2,136
      Hain Celestial Group, Inc. ## ................       119,120         2,089
      Herbalife Ltd. ...............................       115,200         3,877
      Overhill Farms, Inc. ## ......................       316,300         1,727
      Smithfield Foods, Inc. ## + ..................       131,300         1,752
                                                                     -----------
                                                                          23,237
                                                                     -----------
   HOUSEHOLD PRODUCTS - 0.03%
      Central Garden and Pet Co. ## ................        73,900           699
                                                                     -----------
   TOBACCO - 0.28%
      Alliance One International, Inc. ## ..........       232,100         1,024
      Universal Corp. ..............................       112,700         4,687
                                                                     -----------
                                                                           5,711
                                                                     -----------
   TOTAL CONSUMER STAPLES                                                 53,862
                                                                     -----------

                                                          SHARES        VALUE
                                                       -----------   -----------
                                                         (DOLLARS IN THOUSANDS)
ENERGY - 5.65%
   ENERGY EQUIPMENT & SERVICES - 3.16%
      Atwood Oceanics, Inc. ## .....................        42,100   $     1,494
      CARBO Ceramics, Inc. + .......................        28,160         1,644
      Complete Production Services, Inc. ## ........       109,100         1,040
      Dresser-Rand Group, Inc. ## ..................        89,700         2,644
      Dril-Quip, Inc. ## ...........................        97,380         4,732
      Global Industries Ltd. ## ....................       176,400         1,286
      Gulfmark Offshore, Inc. ## ...................        86,400         2,391
      Key Energy Services, Inc. ## .................        64,500           472
      Lufkin Industries, Inc. ......................        55,130         3,145
      Oil States International, Inc. ## ............       336,221        11,579
      Parker Drilling Co. ## .......................       238,300         1,239
      Patterson-UTI Energy, Inc. ...................       114,650         1,786
      Rowan Companies, Inc. ........................       106,200         2,469
      SEACOR Holdings, Inc. ## .....................        63,900         5,193
      Superior Energy Services, Inc. ## ............        68,900         1,489
      Tidewater, Inc. ..............................       367,200        15,301
      Unit Corp. ## ................................       156,465         6,115
      Willbros Group, Inc. ## ......................        81,300         1,068
                                                                     -----------
                                                                          65,087
                                                                     -----------
   OIL & GAS - 2.49%
      Arena Resources, Inc. ## .....................       132,730         4,945
      Comstock Resources, Inc. ## ..................       112,330         4,616
      CVR Energy, Inc. ## ..........................       161,000         1,694
      Delek US Holdings, Inc. ......................       110,300           744
      Encore Acquisition Co. ## ....................       111,200         4,122
      EXCO Resources, Inc. .........................       539,500         8,427
      Forest Oil Corp. ## ..........................       119,990         2,352
      Helix Energy Solutions Group, Inc. ## ........       172,700         2,371
      Holly Corp. ..................................       291,250         8,449
      Penn Virginia Corp. ..........................       322,310         6,527
      Stone Energy Corp. ## ........................       247,500         3,794
      Tesoro Corp. .................................       229,200         3,241
                                                                     -----------
                                                                          51,282
                                                                     -----------
   TOTAL ENERGY                                                          116,369
                                                                     -----------
FINANCIALS - 20.48%
   BANKS - 3.60%
      1st Source Corp. .............................        34,120           506
      BancorpSouth, Inc. + .........................       161,550         3,648
      City National Corp. + ........................       276,503        10,416
      Community Bank System, Inc. ..................        30,400           566
      CVB Financial Corp. + ........................       170,233         1,364
      First Horizon National Corp. ## ..............       868,855        10,279
      First Niagara Financial Group, Inc. ..........       181,200         2,327

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                          SHARES        VALUE
                                                       -----------   -----------
                                                         (DOLLARS IN THOUSANDS)
      FirstMerit Corp. .............................       253,662   $     4,807
      Hancock Holding Co. ..........................        71,720         2,601
      Home Federal Bancorp Inc. + ..................       171,000         1,975
      National Penn Bancshares, Inc. ...............       212,940         1,197
      NewAlliance Bancshares, Inc. .................       371,778         4,119
      Old National Bancorp .........................       149,200         1,547
      PacWest Bancorp ..............................       122,410         2,078
      Provident Financial Services, Inc. ...........       311,460         3,348
      Southwest Bancorp, Inc. ......................       121,240         1,193
      Sterling Bancshares, Inc. ....................       136,400           760
      Synovus Financial Corp. ......................       728,600         1,617
      Territorial Bancorp, Inc. ## .................         6,700           110
      Trustmark Corp. ..............................       131,950         2,500
      Washington Federal, Inc. .....................       460,364         7,895
      Washington Trust Bancorp, Inc. ...............        29,800           448
      Webster Financial Corp. ......................       641,800         7,259
      Wintrust Financial Corp. .....................        57,900         1,633
                                                                     -----------
                                                                          74,193
                                                                     -----------
   DIVERSIFIED FINANCIALS - 3.72%
      AmeriCredit Corp. ## + .......................       124,400         2,196
      Cash America International, Inc. .............       230,636         6,979
      Credit Acceptance Corp. ## + .................       159,100         5,468
      Ezcorp, Inc. ## ..............................       638,550         8,282
      Federated Investors, Inc. ....................        55,900         1,467
      Financial Federal Corp. ......................       179,980         3,675
      Investment Technology Group, Inc. ## .........       471,515        10,171
      Knight Capital Group, Inc. ## ................       363,650         6,128
      Lazard Ltd. ..................................        90,502         3,417
      Marshall & Ilsley Corp. ......................       265,900         1,415
      MF Global Ltd. ## + ..........................       271,800         1,935
      Nelnet, Inc. ## ..............................       184,700         2,591
      Piper Jaffray Co. ## .........................       232,753        10,797
      Raymond James Financial, Inc. + ..............       220,430         5,204
      Student Loan Corp. ...........................        33,600         1,413
      Texas Capital Bancshares, Inc. ## ............        95,050         1,385
      World Acceptance Corp. ## + ..................       168,250         4,221
                                                                     -----------
                                                                          76,744
                                                                     -----------
   INSURANCE - 9.63%
      Allied World Assurance Co. Holdings Ltd. .....       100,900         4,516
      American Equity Investment Life Holding Co. ..       209,900         1,379
      American Financial Group, Inc. ...............       359,500         8,844
      American National Insurance Co. ..............        44,700         3,732
      American Physicians Capital, Inc. ............         9,916           280
      AmTrust Financial Services, Inc. .............       240,100         2,708
      Argo Group International Holdings Ltd. ## ....       219,557         7,456
      Aspen Insurance Holdings Ltd. ................       624,830        16,121
      CNA Surety Corp. ## ..........................       239,200         3,459

                                                          SHARES        VALUE
                                                       -----------   -----------
                                                         (DOLLARS IN THOUSANDS)
      Conseco, Inc. ## .............................       886,200   $     4,617
      Delphi Financial Group, Inc. .................       403,000         8,745
      Employers Holdings, Inc. .....................       537,400         7,964
      Endurance Specialty Holdings Ltd. ............       139,400         5,017
      First American Corp. .........................       295,770         8,989
      Flagstone Reinsurance Holdings Ltd. ..........       225,500         2,469
      Hanover Insurance Group, Inc. ................       481,750        20,267
      HCC Insurance Holdings, Inc. .................       183,170         4,834
      Horace Mann Educators Corp. ..................        94,900         1,180
      Infinity Property and Casualty Corp. .........        50,698         1,961
      Max Capital Group Ltd. .......................       106,400         2,197
      Montpelier Re Holdings Ltd. ..................        65,108         1,052
      National Western Life Insurance Co. ..........         2,100           370
      Navigators Group, Inc. ## ....................       154,300         8,189
      Old Republic International Corp. .............       313,800         3,351
      OneBeacon Insurance Group Ltd. ...............        48,000           572
      Platinum Underwriters Holdings Ltd. ..........       123,900         4,432
      PMA Capital Corp. ## .........................       231,200         1,105
      Presidential Life Corp. ......................       108,700         1,014
      ProAssurance Corp. ## ........................        36,900         1,855
      Reinsurance Group of America, Inc. ...........       265,900        12,258
      Safety Insurance Group, Inc. .................        44,100         1,476
      StanCorp Financial Group, Inc. ...............       352,450        12,939
      Stewart Information Services Corp. ...........       109,880           982
      Torchmark Corp. ..............................       187,800         7,625
      Tower Group, Inc. ............................       207,200         5,093
      United America Indemnity Ltd. ## .............     1,206,243         8,456
      United Fire & Casualty, Co. ..................        38,830           679
      Unitrin, Inc. ................................        65,500         1,284
      Universal American Corp. ## ..................       415,100         4,151
      Validus Holdings Ltd. ........................       112,444         2,845
      White Mountains Insurance Group Ltd. .........         3,300         1,021
      Zenith National Insurance Corp. ..............        27,310           779
                                                                     -----------
                                                                         198,263
                                                                     -----------
   REAL ESTATE - 3.53%
      Alexandria Real Estate Equities, Inc. + ......        66,630         3,609
      BioMed Realty Trust, Inc. ....................       527,570         7,159
      CapLease, Inc. ...............................       943,100         3,235
      CBL & Associates Properties, Inc. + ..........       265,170         2,164
      Cohen & Steers, Inc. + .......................       132,548         2,562
      DiamondRock Hospitality Co. ..................       817,390         6,220
      Douglas Emmett, Inc. .........................       292,270         3,449
      EastGroup Properties, Inc. ...................        61,510         2,264
      Entertainment Properties Trust ...............       147,350         5,013
      Essex Property Trust, Inc. ...................        47,080         3,540
      Extra Space Storage, Inc. ....................       272,950         2,612
      Forestar Group, Inc. ## ......................        32,100           474

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
      Hilltop Holdings, Inc. ## ............           116,000   $         1,373
      LaSalle Hotel Properties .............           231,920             3,980
      Mack-Cali Realty Corp. ...............           107,980             3,342
      MI Developments, Inc. ................           425,100             6,036
      Mission West Properties, Inc. ........           136,010               904
      Omega Healthcare Investors, Inc. .....           244,670             3,709
      Redwood Trust, Inc. ..................           195,775             2,729
      Urstadt Biddle Properties, Inc. ......            65,970               974
      U-Store-It Trust .....................         1,077,630             6,143
      WP Carey & Co. LLC ...................            40,920             1,134
                                                                 ---------------
                                                                          72,625
                                                                 ---------------
   TOTAL FINANCIALS                                                      421,825
                                                                 ---------------
HEALTH CARE - 8.20%
   BIOTECHNOLOGY - 0.05%
      Cubist Pharmaceuticals, Inc. ## ......            64,300             1,089
                                                                 ---------------
   HEALTH CARE EQUIPMENT & SUPPLIES - 0.98%
      CONMED Corp. ## ......................            27,200               576
      The Cooper Companies, Inc. ...........            55,600             1,557
      Immucor, Inc. ## .....................            83,030             1,485
      IMS Health, Inc. .....................           229,500             3,762
      Kensey Nash Corp. ## .................            91,630             2,191
      Kinetic Concepts, Inc. ## ............           145,900             4,842
      STERIS Corp. .........................           196,340             5,745
                                                                 ---------------
                                                                          20,158
                                                                 ---------------
   HEALTH CARE PROVIDERS & SERVICES - 4.85%
      Air Methods Corp. ## .................           115,670             3,533
      AMERIGROUP Corp. ## ..................           394,710             8,703
      Assisted Living Concepts, Inc. ## ....            48,410             1,003
      Centene Corp. ## .....................           291,550             5,198
      Coventry Health Care, Inc. ## ........            50,500             1,001
      Gentiva Health Services, Inc. ## .....           354,000             8,496
      Health Net, Inc. ## ..................           173,400             2,585
      Healthways  Inc. ## ..................            62,300             1,002
      Kindred Healthcare, Inc. ## ..........            80,100             1,178
      LifePoint Hospitals, Inc. ## .........           594,780            16,850
      Lincare Holdings, Inc. ## ............           364,000            11,433
      Magellan Health Services, Inc. ## ....           143,730             4,618
      MAXIMUS, Inc. ........................           222,875            10,310
      Mednax  Inc. ## ......................            75,150             3,902
      Molina Healthcare, Inc. ## ...........            52,400               981
      Odyssey HealthCare, Inc. ## ..........           237,960             3,317
      Parexel International Corp. ## .......           565,480             7,080
      RehabCare Group, Inc. ## .............           117,960             2,212
      Res-Care, Inc. ## ....................           303,350             3,649
      Sun Healthcare Group, Inc. ## ........           223,400             2,029

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
      Triple-S Management Corp. ## + .......            50,300   $           840
                                                                 ---------------
                                                                          99,920
                                                                 ---------------
   PHARMACEUTICALS - 2.32%
      Endo Pharmaceuticals Holdings,
         Inc. ## ...........................           455,320            10,199
      King Pharmaceuticals, Inc. ## ........         1,346,600            13,641
      Medicis Pharmaceutical Corp. .........           264,800             5,606
      NBTY, Inc. ## ........................           348,250            12,680
      Perrigo Co. + ........................           148,200             5,512
                                                                 ---------------
                                                                          47,638
                                                                 ---------------
   TOTAL HEALTH CARE                                                     168,805
                                                                 ---------------
INDUSTRIALS - 19.45%
   AEROSPACE & DEFENSE - 1.73%
      AAR Corp   ## ........................           130,800             2,565
      BE Aerospace, Inc. ## ................           426,540             7,562
      Ceradyne, Inc. ## ....................            90,000             1,451
      Curtiss-Wright Corp. .................           105,150             3,135
      Esterline Technologies Corp. ## ......            98,850             4,163
      Hawk Corp. ## ........................           107,600             1,498
      Spirit Aerosystems Holdings,
         Inc. ## ...........................           153,270             2,440
      Triumph Group, Inc. ..................           206,230             9,654
      World Fuel Services Corp. ............            60,800             3,092
                                                                 ---------------
                                                                          35,560
                                                                 ---------------
   AIRLINES - 0.06%
      Aircastle Ltd. .......................           162,769             1,289
                                                                 ---------------
   BUILDING PRODUCTS - 2.07%
      Apogee Enterprises, Inc. .............           345,000             4,568
      Armstrong World Industries, Inc. ## ..           185,300             6,902
      Crane Co. ............................           301,950             8,409
      Drew Industries, Inc. ## .............           144,771             2,771
      Griffon Corp. ## .....................           154,651             1,356
      Insituform Technologies, Inc. ## .....           404,700             8,580
      Simpson Manufacturing Co., Inc. ......           359,775             8,415
      USG Corp. ## + .......................           134,000             1,761
                                                                 ---------------
                                                                          42,762
                                                                 ---------------
   COMMERCIAL SERVICES & SUPPLIES - 5.86%
      Administaff, Inc. ....................           215,200             5,341
      American Ecology Corp. ...............           144,090             2,395
      Brink's Home Security Holdings,
         Inc. ## ...........................           115,380             3,574
      Clean Harbors, Inc. ## ...............            52,668             2,973
      Convergys Corp. ## ...................           276,100             2,996
      Con-way, Inc. ........................            76,500             2,524
      CSG Systems International, Inc. ## ...           109,800             1,794
      Deluxe Corp. .........................           133,300             1,897
      Dollar Financial Corp. ## ............            39,800               747

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE
FUND SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
      Ennis, Inc. ..........................            94,700   $         1,435
      G&K Services, Inc. ...................            37,820               838
      Heidrick & Struggles International,
         Inc. ..............................           249,420             6,824
      Herman Miller, Inc. ..................           210,700             3,255
      Hudson Highland Group, Inc. ## .......           511,600             1,658
      Kelly Services, Inc. .................           149,600             1,658
      Koppers Holdings, Inc. ...............            30,100               786
      Korn/Ferry International ## ..........           791,140            12,627
      Layne Christensen Co. ## .............            62,990             1,631
      Manpower, Inc. .......................            87,100             4,129
      McGrath Rentcorp .....................            85,448             1,688
      PHH Corp. ## + .......................           522,800             8,448
      Pre-Paid Legal Services, Inc. ## .....            62,370             2,466
      Spherion Corp. ## ....................           400,400             1,982
      Steelcase, Inc., A Shares ............           420,760             2,428
      Team Inc.  ## ........................           140,754             2,284
      TeleTech Holdings, Inc. ## ...........             3,000                54
      United Stationers, Inc. ## ...........           126,300             5,954
      Valassis Communications, Inc. ## .....         1,615,100            29,443
      Viad Corp. ...........................            81,430             1,425
      Waste Connections, Inc. ## ...........           171,490             5,390
                                                                 ---------------
                                                                         120,644
                                                                 ---------------
   CONSTRUCTION & ENGINEERING - 1.69%
      Comfort Systems USA, Inc. ............           649,395             7,078
      EMCOR Group, Inc. ## .................           482,300            11,392
      Granite Construction, Inc. ...........           135,170             3,860
      MasTec, Inc. ## ......................            69,200               817
      Shaw Group Inc. ## ...................           123,407             3,167
      Tutor Perini Corp. ## ................           479,700             8,467
                                                                 ---------------
                                                                          34,781
                                                                 ---------------
   CONSUMER DISCRETIONARY - 0.07%
      Weight Watchers International, Inc. ..            51,600             1,368
                                                                 ---------------
   DIVERSIFIED MANUFACTURING - 0.71%
      Acuity Brands, Inc. ..................            99,194             3,140
      Barnes Group, Inc. ...................           153,630             2,435
      Kennametal, Inc. .....................           382,900             9,021
                                                                 ---------------
                                                                          14,596
                                                                 ---------------
   ELECTRICAL EQUIPMENT - 1.48%
      Anixter International, Inc. ## .......           180,859             7,569
      AZZ, Inc. ## .........................            25,200               863
      Encore Wire Corp. + ..................            53,570             1,112
      EnerSys ## ...........................            98,700             2,181
      General Cable Corp. ## + .............            86,800             2,703
      Hubbell, Inc. ........................           157,300             6,690
      Powell Industries, Inc. ## ...........            10,400               383

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
      Regal-Beloit Corp. ...................           191,600   $         8,982
                                                                 ---------------
                                                                          30,483
                                                                 ---------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS -0.73%
      Diebold, Inc. ........................           388,210            11,739
      PerkinElmer, Inc. ....................           183,700             3,419
                                                                 ---------------
                                                                          15,158
                                                                 ---------------
   MACHINERY - 3.87%
      Applied Industrial Technologies,
         Inc. ..............................           212,000             4,289
      Astec Industries, Inc. ## ............           139,786             3,215
      Brady Corp. ..........................            87,750             2,376
      Briggs & Stratton Corp. ..............            25,500               477
      Bucyrus International, Inc. ..........           102,800             4,566
      CIRCOR International, Inc. ...........            34,800               948
      Flowserve Corp. ......................            81,500             8,004
      Gardner Denver, Inc. ## ..............           242,800             8,719
      Harsco Corp. .........................           201,100             6,333
      Middleby Corp   ## ...................            16,800               761
      Miller Industries, Inc. ## ...........           231,100             2,323
      Mueller Industries, Inc. .............           106,810             2,527
      Oshkosh Corp. ........................           542,000            16,943
      Reliance Steel & Aluminum Co. ........            28,800             1,051
      RSC Holdings, Inc. ## + ..............            71,390               481
      SPX Corp. ............................            17,400               918
      Terex Corp. ## .......................           465,400             9,410
      Timken Co. ...........................           101,510             2,236
      Trinity Industries, Inc. .............            44,400               750
      Watts Water Technologies, Inc. .......           117,900             3,331
                                                                 ---------------
                                                                          79,658
                                                                 ---------------
   MARINE - 0.67%
      Cal Dive International, Inc. ## ......           306,000             2,350
      Genco Shipping & Trading Ltd. + ......           303,000             6,027
      Hornbeck Offshore Services, Inc. ## ..            53,500             1,300
      Kirby Corp. ## .......................           122,000             4,124
                                                                 ---------------
                                                                          13,801
                                                                 ---------------
   ROAD & RAIL - 0.51%
      Amerco, Inc. ## ......................            20,835               881
      Arkansas Best Corp. ..................            36,000               929
      Bristow Group, Inc. ## ...............            60,300             1,758
      GATX Corp. ...........................           193,400             5,257
      Marten Transport Ltd. ## .............            94,610             1,659
                                                                 ---------------
                                                                          10,484
                                                                 ---------------
   TOTAL INDUSTRIALS                                                     400,584
                                                                 ---------------
INFORMATION TECHNOLOGY - 13.82%
   COMMUNICATIONS EQUIPMENT - 1.16%
      Adaptec, Inc. ## .....................           158,500               506

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
      Arris Group, Inc. ## .................           282,240   $         2,896
      Avocent Corp. ## .....................           202,700             5,041
      Black Box Corp. ......................           266,400             7,062
      Harmonic, Inc. ## ....................           503,910             2,645
      Harte Hanks, Inc. ....................            44,200               519
      Sonus Networks, Inc. ## ..............         1,008,747             1,937
      Sycamore Networks, Inc. ## ...........         1,195,500             3,407
                                                                 ---------------
                                                                          24,013
                                                                 ---------------
   COMPUTERS & PERIPHERALS - 1.54%
      Avid Technology, Inc. ## .............           111,540             1,409
      Electronics for Imaging, Inc. ## .....           606,656             7,073
      Hypercom Corp   ## ...................           615,100             1,753
      Ingram Micro, Inc. ## ................           833,700            14,715
      Mercury Computer Systems, Inc. ## ....           355,200             3,801
      NCR Corp. ## .........................           119,000             1,208
      Teradata Corp. ## ....................            65,000             1,812
                                                                 ---------------
                                                                          31,771
                                                                 ---------------
   ELECTRONIC COMPONENTS - 0.94%
      II-VI, Inc. ## .......................            56,516             1,496
      Plexus Corp   ## .....................           444,100            11,236
      Thomas & Betts Corp. ## ..............           191,900             6,565
                                                                 ---------------
                                                                          19,297
                                                                 ---------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS -
      2.71%
      Analogic Corp. .......................            72,830             2,720
      Arrow Electronics, Inc. ## ...........           246,700             6,251
      AVX Corp. ............................           280,400             3,174
      Benchmark Electronics, Inc. ## .......           423,300             7,112
      Coherent, Inc. ## ....................             9,700               244
      Littelfuse, Inc. ## ..................           421,200            11,608
      Methode Electronics, Inc. ............           869,433             6,303
      MTS Systems Corp. ....................           120,220             3,186
      Multi-Fineline Electronix, Inc. ## ...            31,300               853
      Vishay Intertechnology, Inc. ## ......         2,301,800            14,340
                                                                 ---------------
                                                                          55,791
                                                                 ---------------
   INTERNET SOFTWARE & SERVICES - 1.04%
      DealerTrack Holdings, Inc. ## ........           205,929             3,394
      EarthLink, Inc. ......................           491,100             3,978
      InterActiveCorp ## ...................           457,600             8,667
      United Online, Inc. ..................           271,380             2,171
      Websense, Inc. ## ....................           195,970             3,147
                                                                 ---------------
                                                                          21,357
                                                                 ---------------
   IT CONSULTING & SERVICES - 1.71%
      CACI International, Inc. ## ..........           149,900             7,138
      ManTech International Corp. ## .......           147,400             6,465
      Ness Technologies, Inc. ## ...........           411,800             2,714
      Patni Computer Systems Ltd., ADR .....            74,300             1,430

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
      SRA International, Inc. ## ...........           109,860   $         2,061
      SYNNEX Corp. ## ......................           171,900             4,423
      Syntel, Inc. .........................            31,700             1,136
      Tech Data Corp. ## ...................           256,400             9,853
                                                                 ---------------
                                                                          35,220
                                                                 ---------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS -
      1.70%
      Brooks Automation, Inc. ## ...........         1,258,000             8,655
      Cirrus Logic, Inc. ## ................           378,690             1,833
      Cymer, Inc. ## .......................           108,890             3,728
      Fairchild Semiconductor International,
         Inc. ## ...........................            83,000               621
      FEI Co. ## ...........................           150,130             3,575
      Formfactor, Inc. ## ..................           185,900             3,158
      International Rectifier Corp. ## .....            53,000               969
      MKS Instruments, Inc. ## .............           284,339             4,447
      ON Semiconductor Corp. ## ............           431,900             2,889
      Teradyne, Inc. ## ....................           409,430             3,427
      TriQuint Semiconductor, Inc. ## ......           311,960             1,682
                                                                 ---------------
                                                                          34,984
                                                                 ---------------
   SOFTWARE - 3.02%
      Aspen Technology, Inc. ## ............           264,760             2,780
      Cadence Design Systems, Inc. ## ......           479,300             2,929
      Cognex Corp. .........................           576,200             9,271
      DST Systems, Inc. ## .................            64,900             2,707
      EPIQ Systems, Inc. ## ................           196,653             2,480
      Fair Isaac Corp. .....................            36,400               740
      infoGROUP, Inc. ......................         1,114,300             7,310
      Informatica Corp. ## .................           176,260             3,742
      JDA Software Group, Inc. ## ..........           380,750             7,554
      Lawson Software, Inc. ## .............         1,145,700             7,229
      Mentor Graphics Corp. ## .............         1,120,700             8,181
      Novell, Inc. ## ......................           827,400             3,384
      TIBCO Software, Inc. ## ..............           293,500             2,568
      TradeStation Group, Inc. ## ..........           181,920             1,404
                                                                 ---------------
                                                                          62,279
                                                                 ---------------
   TOTAL INFORMATION TECHNOLOGY                                          284,712
                                                                 ---------------
MATERIALS - 4.65%
   BASIC MATERIALS - 0.03%
      Innophos Holdings, Inc. ..............            35,100               679
                                                                 ---------------
   CHEMICALS - 1.89%
      H.B. Fuller Co. ......................            99,330             1,898
      Olin Corp. ...........................           415,700             6,348
      OM Group  Inc. ## ....................            63,100             1,705
      PolyOne Corp. ## .....................         1,636,000             9,129
      RPM International, Inc. ..............           846,800            14,921

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
      Westlake Chemical Corp. ..............           204,300   $         4,962
                                                                 ---------------
                                                                          38,963
                                                                 ---------------
   CONTAINERS & PACKAGING - 1.05%
      Greif, Inc. ..........................            82,300             4,405
      Jarden Corp. .........................           212,600             5,823
      Packaging Corp. of America ...........           291,320             5,325
      Rock-Tenn Co. ........................            64,400             2,821
      Temple-Inland, Inc. ..................           210,100             3,246
                                                                 ---------------
                                                                          21,620
                                                                 ---------------
   METALS & MINING - 1.59%
      AMCOL International Corp. ............            73,980             1,926
      Carpenter Technology Corp. ...........           530,030            11,146
      Century Aluminum Co. ## ..............            67,800               588
      Coeur d'Alene Mines Corp. ## + .......           161,950             3,252
      Compass Minerals International,
         Inc. ..............................            14,500               904
      GrafTech Int'l Ltd. ## ...............           210,120             2,837
      Hecla Mining Co. ## + ................           278,100             1,143
      Kaiser Aluminum Corp. ................            41,600             1,662
      Patriot Coal Corp. ## + ..............           135,500             1,531
      RTI International Metals, Inc. ## ....           186,030             3,853
      Schnitzer Steel Industries, Inc. .....            14,400               623
      Universal Stainless & Alloy ## .......            36,700               554
      USEC, Inc. ## + ......................           493,600             1,905
      Worthington Industries, Inc. .........            66,970               740
                                                                 ---------------
                                                                          32,664
                                                                 ---------------
   PAPER & FOREST PRODUCTS - 0.09%
      Glatfelter ...........................             2,750                29
      Wausau Paper Corp. ...................           194,770             1,708
                                                                 ---------------
                                                                           1,737
                                                                 ---------------
   TOTAL MATERIALS                                                        95,663
                                                                 ---------------
TELECOMMUNICATION SERVICES - 0.14%
   DIVERSIFIED TELECOMMUNICATION - 0.14%
      Cincinnati Bell, Inc. ## .............           539,400             1,661
      EchoStar Corp. ## ....................            70,800             1,286
                                                                 ---------------
   TOTAL TELECOMMUNICATION SERVICES                                        2,947
                                                                 ---------------
UTILITIES - 6.02%
   ELECTRIC UTILITIES - 4.62%
      Avista Corp. .........................           132,300             2,508
      Black Hills Corp. ....................           115,000             2,802
      El Paso Electric Co. ## ..............           326,490             6,122
      Empire District Electric Co. .........           175,950             3,178
      Great Plains Energy, Inc. ............           922,400            15,957
      IDACORP, Inc. ........................           289,900             8,143
      Mirant Corp. ## ......................           310,700             4,344

                                                    SHARES            VALUE
                                               ---------------   ---------------
                                                     (DOLLARS IN THOUSANDS)
      OGE Energy Corp. .....................           362,800   $        12,052
      Pinnacle West Capital Corp. ..........           185,110             5,798
      PNM Resources, Inc. ..................           464,500             4,979
      Portland General Electric Co. ........           816,610            15,181
      RRI Energy, Inc. ## ..................           196,900             1,038
      Westar Energy, Inc. ..................           684,600            13,110
                                                                 ---------------
                                                                          95,212
                                                                 ---------------
   GAS UTILITIES - 1.06%
      AGL Resources, Inc. ..................            55,100             1,926
      Atmos Energy Corp. ...................           277,700             7,734
      Energen Corp. ........................           105,502             4,629
      Nicor, Inc. ..........................            81,970             3,040
      Southern Union Co. ...................           139,000             2,720
      Southwest Gas Corp. ..................            65,700             1,642
                                                                 ---------------
                                                                          21,691
                                                                 ---------------
   MULTI-UTILITIES - 0.34%
      NV Energy, Inc. ......................           609,400             6,984
                                                                 ---------------
   TOTAL UTILITIES                                                       123,887
                                                                 ---------------
   TOTAL COMMON STOCKS .....................                           1,957,347
                                                                 ---------------
SHORT TERM INVESTMENTS - 5.01%
      American Beacon U.S. Government Money
         Market Select Fund ++ .............        20,000,000            20,000
      JP Morgan U.S. Government Money Market
         Fund ..............................        74,972,062            74,972

                                                  PAR AMOUNT
                                               ---------------
      U.S. Treasury,
         0.02%, Due 12/10/2009 # ...........   $         8,268             8,267
   TOTAL SHORT TERM INVESTMENTS ............                             103,239
                                                                 ---------------

                                                    SHARES
                                               ---------------
SECURITIES LENDING
COLLATERAL - 4.95%
      American Beacon U.S. Government Money
         Market Select Fund +++ ............        50,000,000            50,000
      JP Morgan U.S. Government Money Market
         Fund ..............................        51,879,406            51,879
   TOTAL SECURITIES LENDING COLLATERAL .....                             101,879
                                                                 ---------------
TOTAL INVESTMENTS 105.00% -
   (COST $2,105,955) .......................                           2,162,465
LIABILITIES, NET OF OTHER ASSETS -
   (5.00%) ..................................                           (103,020)
TOTAL NET ASSETS - 100.00% .................                     $     2,059,445
                                                                 ===============

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2009

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2009.

+++  The Fund is affiliated by having the same investment advisor.

# At October 31, 2009, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                              UNREALIZED
                        NUMBER OF   EXPIRATION    MARKET     APPRECIATION/
                        CONTRACTS      DATE        VALUE    (DEPRECIATION)
                        ---------   ----------   --------   --------------
Emini Mini Russell ..     1,793      Dec 2009    $100,731      $(5,968)
                                                 ========      ========

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A C) .......   $ 2,092,465
   Investments in affiliated securities, at value (B) ...........        70,000
   Receivable for investments sold ..............................        12,349
   Dividends and interest receivable ............................           669
   Receivable for fund shares sold ..............................         1,491
   Receivable for tax reclaims ..................................             2
   Prepaid expenses .............................................            89
                                                                    -----------
      TOTAL ASSETS ..............................................     2,177,065
                                                                    -----------
LIABILITIES:
   Payable for investments purchased ............................         7,979
   Payable upon return of securities loaned .....................       101,879
   Payable for fund shares redeemed .............................         1,051
   Payable for variation margin on open futures contracts .......         2,559
   Management and investment advisory fees payable (Note 2) .....         2,909
   Administrative service and service fees payable ..............           734
   Other liabilities ............................................           509
                                                                    -----------
      TOTAL LIABILITIES .........................................       117,620
                                                                    -----------
NET ASSETS ......................................................   $ 2,059,445
                                                                    ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital ..............................................     2,634,209
   Undistributed net investment income ..........................         9,850
   Accumulated net realized loss ................................      (635,156)
   Unrealized appreciation of investments, futures contracts,
      and foreign currency ......................................        50,542
                                                                    -----------
NET ASSETS ......................................................   $ 2,059,445
                                                                    ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class ..........................................    72,333,735
                                                                    ===========
   Y Class ......................................................            71
                                                                    ===========
   Investor Class ...............................................    51,209,186
                                                                    ===========
   Advisor Class ................................................     2,028,093
                                                                    ===========
   Retirement Class .............................................            86
                                                                    ===========
   AMR Class ....................................................    18,932,884
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class ..........................................   $     14.39
                                                                    ===========
   Y Class ......................................................   $     14.37
                                                                    ===========
   Investor Class ...............................................   $     14.05
                                                                    ===========
   Advisor Class ................................................   $     13.97
                                                                    ===========
   Retirement Class .............................................   $     13.95
                                                                    ===========
   AMR Class ....................................................   $     14.32
                                                                    ===========

----------

(A) Cost of investments in unaffiliated securities ..............   $ 2,035,955
(B) Cost of investments in affiliated securities ................   $    70,000
(C) Market value of securities on loan ..........................   $    99,198

                             SEE ACCOMPANYING NOTES

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2009 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities
      (net of foreign taxes)* ...................................   $    26,400
   Dividend income from affiliated securities ...................           160
   Interest income ..............................................            44
   Income derived from securities lending, net ..................         3,122
                                                                    -----------
      TOTAL INVESTMENT INCOME ...................................        29,726
                                                                    -----------
EXPENSES:
   Management and investment advisory fees (Note 2) .............         7,981
   Administrative service fees (Note 2):
      Institutional Class .......................................         2,531
      Investor Class ............................................         1,949
      Advisor Class .............................................            82
      AMR Class .................................................           103
   Transfer agent fees:
      Institutional Class .......................................            59
      Investor Class ............................................            50
      Advisor Class .............................................             4
      AMR Class .................................................            11
   Custody and fund accounting fees .............................           290
   Professional fees ............................................            87
   Registration fees and expenses ...............................            67
   Service fees:
      Investor Class (Note 2) ...................................         2,021
      Advisor Class (Note 2) ....................................            68
   Distribution fees - Advisor Class (Note 2) ...................            69
   Prospectus and shareholder reports ...........................           418
   Trustee fees .................................................           183
   Other expenses ...............................................           196
                                                                    -----------
      TOTAL EXPENSES ............................................        16,169
                                                                    -----------
   Net fees waived and expenses reimbursed by Manager (Note 2) ..            (9)
                                                                    -----------
      NET EXPENSES ..............................................        16,160
                                                                    -----------
NET INVESTMENT INCOME ...........................................        13,566
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ...............................................      (340,575)
      Commission recapture (Note 1) .............................           278
      Futures contracts .........................................       (14,698)
   Change in net unrealized appreciation or depreciation of:
      Investments ...............................................       597,542
      Futures contracts .........................................        27,946
                                                                    -----------
         NET GAIN ON INVESTMENTS ................................       270,493
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $   284,059
                                                                    ===========
   * Foreign taxes ..............................................   $        40

                             SEE ACCOMPANYING NOTES

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                     Year Ended    Year Ended
                                                                    October 31,   October 31,
                                                                        2009          2008
                                                                    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ........................................   $   13,566    $    32,606
   Net realized loss on investments, futures contracts, and
      foreign currency transactions .............................     (354,995)      (266,287)
   Change in net unrealized appreciation or (depreciation) of investments, futures contracts, and foreign currency
      translations ..............................................      625,488       (785,333)
                                                                    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ...................................................      284,059     (1,019,014)
                                                                    ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class .......................................      (13,600)       (13,291)
      Investor Class ............................................       (8,841)        (9,332)
      Advisor Class .............................................         (311)          (298)
      AMR Class .................................................       (3,927)        (4,903)
   Net realized gain on investments:
      Institutional Class .......................................           --       (152,714)
      Investor Class ............................................           --       (145,952)
      Advisor Class .............................................           --         (7,763)
      AMR Class .................................................           --        (43,605)
                                                                    ----------    -----------
         NET DISTRIBUTIONS TO SHAREHOLDERS ......................      (26,679)      (377,858)
                                                                    ----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ................................      529,412        463,771
   Reinvestment of dividends and distributions ..................       26,349        371,165
   Cost of shares redeemed ......................................     (523,004)      (879,196)
      NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
                                                                    ----------    -----------
         TRANSACTIONS ...........................................       32,757        (44,260)
                                                                    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS ...........................      290,137     (1,441,132)
                                                                    ----------    -----------
NET ASSETS:
   Beginning of period ..........................................    1,769,308      3,210,440
                                                                    ----------    -----------
   END OF PERIOD * ..............................................   $2,059,445    $ 1,769,308
                                                                    ==========    ===========
* Includes undistributed net investment income of ...............   $    9,850    $    23,220
                                                                    ==========    ===========

                             SEE ACCOMPANYING NOTES

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the "Fund"), a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

     Prior to March 1, 2009, the Investor and Advisor Classes were known as the PlanAhead and Service Classes, respectively. May 1, 2009 and August 3, 2009 are the inception dates of the Retirement and Y Classes, respectively.

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:
------                -----------
INSTITUTIONAL CLASS   Investors making an initial investment of $250,000
Y CLASS               Investors making an initial investment of $100,000
INVESTOR CLASS        General public and investors investing through an
                      intermediary
ADVISOR CLASS         Investors investing through an intermediary
RETIREMENT CLASS      Investors investing through an intermediary
AMR CLASS             Investors in the tax-exempt retirement and benefit plans
                      of AMR Corporation and its affiliates

     Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

     Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

Valuation Inputs

     Various inputs may be used to determine the value of the Fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

         Level 1 - Quoted prices in active markets for identical securities.

         Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

         Level 3 - Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

     The Fund's investments are summarized by level based on the inputs used to determine their values. As of October 31, 2009, the Fund's investments were classified as follows: (in thousands)

                                          Level 1    Level 2   Level 3      Total
                                        ----------   -------   -------   ----------
Common Stock ........................   $1,957,347    $   --     $--     $1,957,347
Short Term Investments ..............      196,851     8,267      --        205,118
                                        ----------    ------     ---     ----------
   Total Investments in Securities ..   $2,154,198    $8,267     $--     $2,162,465
                                        ==========    ======     ===     ==========
Futures Contracts ...................   $  100,731        --      --     $  100,731

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2009 (in thousands)

                                                    Liability
Statement of Assets and Liabilities                Derivatives      Fair Value
-----------------------------------             -----------------   ----------
Unrealized appreciation of investments,
   futures contracts, and foreign currency ..   Equity Contracts*    $(5,968)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2009 (in thousands)

Statement of Operations                             Derivative      Fair Value
-----------------------------------             -----------------   ----------
Net realized gain (loss) from futures
   contracts ................................    Equity Contracts    $(14,698)
Change in net unrealized appreciation or
   depreciation of futures contracts ........    Equity Contracts    $ 27,946

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

     Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

     Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2009 were as follows (dollars in thousands):

                                         AMOUNTS PAID TO         NET AMOUNTS
MANAGEMENT FEE RATE   MANAGEMENT FEE   INVESTMENT ADVISORS   RETAINED BY MANAGER
-------------------   --------------   -------------------   -------------------
0.30%-0.55%               $7,981              $7,118                 $863

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2009, securities lending fees paid to the Manager were $376,084.

Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

     The Fund, except for the Advisor and Retirement Classes of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

     Separate Distribution Plans (the "Distribution Plans") have been adopted pursuant to Rule 12b-1 under the Act for the Advisor and Retirement Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor Class and 0.50% of the average daily net assets of the Retirement Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor and Retirement Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.25% of

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Brokerage Commissions

     Affiliated entities of a sub-advisor to the Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $36,667 for the year ended October 31, 2009.

Investment in Affiliated Funds

     The Fund may invest in the American Beacon Money Market Select Fund (the "MM Select Fund") and the American Beacon US Government Money Market Select Fund (the "USG Select Fund"), (collectively the "Select Funds"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Funds. The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee of 0.09% of the average daily net assets of the Select Funds. During the year ended October 31, 2009, the Manager earned fees from the Select Funds totaling $18,730 on the Fund's direct investment in the Select Funds and $43,516 from the Fund's securities lending collateral invested in the Select Funds.

Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2009, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

     The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2009, the Advisor Class waived $9,375. A liability has not been booked as the Manager does not intend to seek repayment of this reimbursement.

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows (in thousands):

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

                                YEAR ENDED    YEAR ENDED
                               OCTOBER 31,   OCTOBER 31,
                                   2009          2008
                               -----------   -----------
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
      Institutional Class ..     $13,600       $ 37,816
      Investor Class .......       8,841         32,770
      Advisor Class ........         311          1,545
      AMR Class ............       3,927         11,905
   LONG-TERM CAPITAL GAIN
      Institutional Class ..          --        128,189
      Investor Class .......          --        122,514
      Advisor Class ........          --          6,516
      AMR Class ............          --         36,603
                                 -------       --------
TOTAL DISTRIBUTIONS PAID ...     $26,679       $377,858
                                 =======       ========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes ..   $2,161,523
Unrealized appreciation ....................................      225,324
Unrealized depreciation ....................................     (224,382)
                                                               ----------
Net unrealized appreciation/(depreciation) .................          942
Undistributed ordinary income ..............................        7,869
Undistributed long-term gain/(loss) ........................     (577,607)
Other temporary differences ................................       (5,968)
                                                               ----------
Distributable earnings .....................................   $ (574,764)
                                                               ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of October 31, 2009 (in thousands):

Paid-in-capital .........................................   $  --
Undistributed net investment income (loss) ..............    (257)
Accumulated net realized gain (loss) ....................     258
Unrealized appreciation (depreciation) of investments,
   futures contracts and foreign currency ...............      (1)

     At October 31, 2009 the capital loss carry forward positions for federal income tax purposes were $259,968 and $323,607 expiring in 2016 and 2017 respectively. (in thousands)

4. INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2009 were (in thousands) $1,143,259 and $993,662, respectively.

     A summary of the Fund's direct transactions in the Select Funds for the year ended October 31, 2009 is set forth below (in thousands):

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

                         OCTOBER 31, 2008                             OCTOBER 31, 2009
      AFFILIATE         SHARES/MARKET VALUE   PURCHASES    SALES    SHARES/MARKET VALUE
---------------------   -------------------   ---------   -------   -------------------
MM Select Fund ......         $93,829          $    --    $93,829         $    --
USG Select Fund .....         $    --          $30,000    $10,000         $20,000

5. SECURITIES LENDING

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

     To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the "Agent") in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements.

     Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 75%, 15%, and 10%, respectively, of the income generated from securities lending.

     While securities are on loan, the Fund continues to receive any income associated with that security and any gain or loss in the market price that may occur during the term of the loan.

     Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

     As of October 31, 2009, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

 MARKET VALUE OF
SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL POSTED BY BORROWER
------------------   -------------------   ----------------------------------
   $ 99,198                 $--                         $101,879

     Cash collateral is listed in the Fund's Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statement of Operations.

     Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

6. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2009

                                           INSTITUTIONAL CLASS        Y CLASS          INVESTOR CLASS
                                           -------------------   -----------------   -------------------
                                            SHARES     AMOUNT    SHARES    AMOUNT     SHARES     AMOUNT
                                           -------   ---------   ------   --------   -------   ---------
Shares sold ............................    26,973   $ 326,038     --       $ 1       11,685   $ 134,422
Reinvestment of dividends ..............     1,227      13,407     --        --          813       8,704
Shares redeemed ........................   (21,813)   (257,527)    --        --      (18,535)   (216,176)
                                           -------   ---------     ---      ---      -------   ----------
Net increase (decrease) in shares
   outstanding .........................     6,387   $  81,918     --       $ 1       (6,037)   $(73,050)
                                           =======   =========     ===      ===      =======   ==========

                                               ADVISOR CLASS      RETIREMENT CLASS        AMR CLASS
                                           -------------------   -----------------   -------------------
                                            SHARES     AMOUNT    SHARES    AMOUNT     SHARES     AMOUNT
                                           -------   ---------   ------   --------   -------   ---------
Shares sold ............................       752   $  8,517      --       $ 1        4,659   $ 60,433
Reinvestment of dividends ..............        29        311      --        --          361      3,927
Shares redeemed ........................    (1,513)   (17,313)     --        --       (2,907)   (31,988)
                                           -------   --------     ---       ---       ------   --------
Net increase (decrease) in shares
   outstanding .........................      (732)  $ (8,485)     --       $ 1       (2,113)  $(32,372)
                                           =======   ========     ===       ===       ======   ========

Year Ended October 31, 2008

                                           INSTITUTIONAL CLASS      INVESTOR CLASS       ADVISOR CLASS           AMR CLASS
                                           -------------------    -----------------   -------------------   -------------------
                                            SHARES     AMOUNT     SHARES    AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
                                           -------   ---------    ------   --------   -------   ---------   -------   ---------
Shares sold ............................    14,496   $ 244,453    10,422   $172,430       888   $  14,694     1,925   $  32,194
Reinvestment of dividends ..............     8,983     161,791     8,677    152,805       460       8,061     2,708      48,508
Shares redeemed ........................   (21,496)   (364,982)  (22,737)  (376,472)   (1,809)    (29,610)   (6,475)   (108,132)
                                           -------   ---------   -------   --------    ------   ---------    ------   ---------
Net increase (decrease) in shares
   outstanding .........................     1,983   $ (41,262)   (3,638)  $(51,237)     (461)  $  (6,855)   (1,842)  $ (27,430)
                                           =======   =========   =======   ========    ======   =========    ======   =========

7. SUBSEQUENT EVENTS

     Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through December 23, 2009. Management has determined that there are no material events that would require disclosure in the Fund's financial statements through this date.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                      Institutional Class                      Y Class
                                  ---------------------------------------------------------  -----------
                                                                                                August
                                                   Year Ended October 31,                        3 to
                                  ---------------------------------------------------------    October
                                     2009       2008        2007        2006       2005(A)     31, 2009
                                  ----------  --------   ----------  ----------  ----------  -----------
Net asset value, beginning
   of period ..................   $    12.53  $  22.10   $    22.53  $    20.43  $    18.85  $     14.03
                                  ----------  --------   ----------  ----------  ----------  -----------
Income from investment
operations:
   Net investment income
      (loss) ..................         0.10      0.25         0.22        0.19        0.11         0.00
   Net gains (losses) on
      securities (both realized
      and unrealized) .........         1.96     (7.13)        1.10        2.94        2.31         0.34
                                  ----------  --------   ----------  ----------  ----------  -----------
Total income (loss) from
   investment operations ......         2.06     (6.88)        1.32        3.13        2.42         0.34
                                  ----------  --------   ----------  ----------  ----------  -----------
Less distributions:
   Dividends from net
      investment income .......        (0.20)    (0.22)       (0.19)      (0.14)      (0.07)          --
   Distributions from net
      realized gains on
      securities ..............           --     (2.47)       (1.56)      (0.89)      (0.77)          --
                                  ----------  --------   ----------  ----------  ----------  -----------
Total distributions ...........        (0.20)    (2.69)       (1.75)      (1.03)      (0.84)          --
                                  ----------  --------   ----------  ----------  ----------  -----------
Net asset value, end of
   period .....................   $    14.39  $  12.53   $    22.10  $    22.53  $    20.43  $     14.37
                                  ==========  ========   ==========  ==========  ==========  ===========
Total return(E) ...............        16.97%   (34.84)%       6.10%      15.80%      12.90%        2.42%(C)
                                  ==========  ========   ==========  ==========  ==========  ===========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ..........   $1,040,805  $826,232   $1,413,734  $1,319,024  $1,076,909  $         1
   Ratios to average net
      assets (annualized):
      Expenses, net of
         waivers ..............         0.84%     0.81%        0.80%       0.82%       0.87%        1.11%(D)
      Expenses before
         waivers ..............         0.84%     0.81%        0.80%       0.82%       0.87%        1.11%(D)
      Net investment
         income (loss), net of
         waivers ..............         0.87%     1.36%        0.94%       0.83%       0.66%        0.03%(D)
      Net investment
         income (loss),
         before waivers .......         0.87%     1.36%        0.94%       0.83%       0.66%        0.03%(D)
   Portfolio turnover rate ....           61%       62%          52%         48%         47%          61%(B)

                                                       Investor Class
                                  -------------------------------------------------------

                                                      Year Ended October 31,
                                  -------------------------------------------------------
                                    2009      2008        2007        2006       2005(A)
                                  --------  --------   ----------  ----------  ----------
Net asset value, beginning
   of period ..................   $  12.22  $  21.62   $    22.08  $    20.04  $    18.54
                                  --------  --------   ----------  ----------  ----------
Income from investment
operations:
   Net investment income
      (loss) ..................       0.08      0.20         0.16        0.13        0.09
   Net gains (losses) on
      securities (both realized
      and unrealized) .........       1.91     (6.97)        1.07        2.89        2.24
                                  --------  --------   ----------  ----------  ----------
Total income (loss) from
   investment operations ......       1.99     (6.77)        1.23        3.02        2.33
                                  --------  --------   ----------  ----------  ----------
Less distributions:
   Dividends from net
      investment income .......      (0.16)    (0.16)       (0.13)      (0.09)      (0.06)
   Distributions from net
      realized gains on
      securities ..............         --     (2.47)       (1.56)      (0.89)      (0.77)
                                  --------  --------   ----------  ----------  ----------
Total distributions ...........      (0.16)    (2.63)       (1.69)      (0.98)      (0.83)
                                  --------  --------   ----------  ----------  ----------
Net asset value, end of
   period .....................   $  14.05  $  12.22   $    21.62  $    22.08  $    20.04
                                  ========  ========   ==========  ==========  ==========
Total return(E) ...............      16.68%   (35.04)%       5.83%      15.56%      12.63%
                                  ========  ========   ==========  ==========  ==========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ..........   $719,239  $699,670   $1,316,188  $1,333,814  $1,320,853
   Ratios to average net
      assets (annualized):
      Expenses, net of
         waivers ..............       1.15%     1.06%        1.05%       1.06%       1.10%
      Expenses before
         waivers ..............       1.15%     1.06%        1.05%       1.06%       1.10%
      Net investment
         income (loss), net of
         waivers ..............       0.59%     1.12%        0.70%       0.59%       0.42%
      Net investment
         income (loss),
         before waivers .......       0.59%     1.12%        0.70%       0.59%       0.42%
   Portfolio turnover rate ....         61%       62%          52%         48%         47%

                                                                                             Retirement
                                                        Advisor Class                           Class
                                  ---------------------------------------------------------  -----------

                                                   Year Ended October 31,                     May 1 to
                                  ---------------------------------------------------------  October 31,
                                     2009       2008        2007        2006       2005(A)       2009
                                  ----------  --------   ----------  ----------  ----------  -----------
Net asset value, beginning
   of period ..................   $    12.13  $  21.46   $    21.94  $    19.94  $    18.49  $     11.58
                                  ----------  --------   ----------  ----------  ----------  -----------
Income from investment
   operations:
   Net investment income
      (loss) ..................         0.06      0.16         0.10        0.07        0.04        (0.02)
   Net gains (losses) on
      securities (both realized
      and unrealized) .........         1.90     (6.93)        1.07        2.88        2.23         2.39
                                  ----------  --------   ----------  ----------  ----------  -----------
Total income (loss) from
   investment operations ......         1.96     (6.77)        1.17        2.95        2.27         2.37
                                  ----------  --------   ----------  ----------  ----------  -----------
Less distributions:
   Dividends from net
      investment income .......        (0.12)    (0.09)       (0.09)      (0.06)      (0.05)          --
   Distributions from net
      realized gains on
      securities ..............           --     (2.47)       (1.56)      (0.89)      (0.77)          --
                                  ----------  --------   ----------  ----------  ----------  -----------
Total distributions ...........        (0.12)    (2.56)       (1.65)      (0.95)      (0.82)          --
                                  ----------  --------   ----------  ----------  ----------  -----------
Net asset value, end of
   period .....................   $    13.97  $  12.13   $    21.46  $    21.94  $    19.94  $     13.95
                                  ==========  ========   ==========  ==========  ==========  ===========
Total return(E) ...............        16.41%   (35.19)%       5.55%      15.23%      12.32%       20.47%(C)
                                  ==========  ========   ==========  ==========  ==========  ===========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ..........   $   28,333  $ 33,479   $   69,112  $   70,602  $   44,709  $         1
   Ratios to average net
      assets (annualized):
      Expenses, net of
         waivers ..............         1.31%     1.31%        1.32%       1.34%       1.40%        1.53%(D)
      Expenses before
         waivers ..............         1.34%     1.31%        1.32%       1.34%       1.40%        1.53%(D)
      Net investment
         income (loss), net of
         waivers ..............         0.48%     0.86%        0.43%       0.31%       0.12%       (0.28)%(D)
      Net investment
         income (loss),
         before waivers .......         0.44%     0.86%        0.43%       0.31%       0.12%       (0.28)%(D)
   Portfolio turnover rate ....           61%       62%          52%         48%         47%          61%(B)

                                                         AMR Class
                                  -------------------------------------------------------

                                                   Year Ended October 31,
                                  -------------------------------------------------------
                                    2009      2008        2007        2006       2005(A)
                                  --------  --------   ----------  ----------  ----------
Net asset value, beginning
   of period ..................   $  12.48  $  22.05   $    22.48  $    20.38  $    18.78
                                  --------  --------   ----------  ----------  ----------
Income from investment
   operations:
   Net investment income
      (loss) ..................       0.11      0.33         0.30        0.27        0.21
   Net gains (losses) on
      securities (both realized
      and unrealized) .........       1.97     (7.15)        1.08        2.91        2.26
                                  --------  --------   ----------  ----------  ----------
Total income (loss) from
   investment operations ......       2.08     (6.82)        1.38        3.18        2.47
                                  --------  --------   ----------  ----------  ----------
Less distributions:
   Dividends from net
      investment income .......      (0.24)    (0.28)       (0.25)      (0.19)      (0.10)
   Distributions from net
      realized gains on
      securities ..............         --     (2.47)       (1.56)      (0.89)      (0.77)
                                  --------  --------   ----------  ----------  ----------
Total distributions ...........      (0.24)    (2.75)       (1.81)      (1.08)      (0.87)
                                  --------  --------   ----------  ----------  ----------
Net asset value, end of
   period .....................   $  14.32  $  12.48   $    22.05  $    22.48  $    20.38
                                  ========  ========   ==========  ==========  ==========
Total return(E) ...............      17.30%   (34.71)%       6.39%      16.12%      13.23%
                                  ========  ========   ==========  ==========  ==========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ..........   $271,066  $209,927   $  411,406  $  412,857  $  424,965
   Ratios to average net
      assets (annualized):
      Expenses, net of
         waivers ..............       0.59%     0.56%        0.54%       0.55%       0.58%
      Expenses before
         waivers ..............       0.59%     0.56%        0.54%       0.55%       0.58%
      Net investment
         income (loss), net of
         waivers ..............       1.11%     1.62%        1.21%       1.10%       0.94%
      Net investment
         income (loss),
         before waivers .......       1.11%     1.62%        1.21%       1.10%       0.94%
   Portfolio turnover rate ....         61%       62%          52%         48%         47%

(A) Opus Capital Group, LLC was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC and Dreman Value Management, LLC were added as investment advisors on August 31, 2005.

(B) Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

(C)  Not annualized.

(D)  Annualized.

(E) May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

AMERICAN BEACON FUNDS
PRIVACY POLICY & FEDERAL TAX INFORMATION
(UNAUDITED)

PRIVACY POLICY

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     -    information we receive from you on applications or other forms;

     -    information about your transactions with us or our service providers;
          and

     -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2009, which is designated as qualifying for the dividends-received deduction, was 38.12%.

     For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2009, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was 69.55%. Shareholders will receive notification in January 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

     At its May 27, 2009 meeting, the Board of Trustees ("Board") considered the renewal of each existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds ("Beacon Trust") (the "Funds") and each Investment Advisory Agreement between the Manager and a subadvisor ("Investment Advisory Agreements" and collectively with the Management Agreement, the "Agreements"). In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

     In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 13, 2009 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     In connection with the Board's consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the firm's most recent audited or unaudited financial statements, as well as Parts 1 and II of its Form ADV registration statement with the SEC;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - a description of any payments by the subadvisors to the manager to support the Funds' marketing efforts;

     - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Funds;

     - a description of any internal actions the firm has taken or anticipates taking in light of the current and projected decrease in revenues from prior years as a result of the current economic environment and, as applicable, information regarding the firm's decline in assets under management from January 1, 2008 through March 31, 2009;

     - a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

     - a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates

     - a certification by the firm regarding the reasonable design of its compliance program;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of any revenue sharing activities with respect to the Funds;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared:
(i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 13, 2009 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 27, 2009 meeting at which the Board considered the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement and each Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to All Funds

     In determining whether to renew the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 27, 2009 meeting, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

     Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors and master portfolios.

     With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

     Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's performance appears below under "Additional Considerations and Conclusions with Respect to Each Fund."

     Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Beacon Trust, stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a "Feeder Fund"), the Fund will not pay the Manager a management fee. The index series of the Funds also operate under a master-feeder structure, but each of these series invests in a master portfolio that is not managed by the Manager. As such, the Board considered that the Manager does not receive a management fee with respect to the International Equity Index, S&P 500 Index, or Small Cap Index Funds. With respect to the Short-Term Bond Fund, the Board also considered the Manager's advisory fees for services provided by the Manager to institutional separate accounts with similar investment strategies. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

     The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to discontinue the expense waivers and reimbursements for certain classes of the Funds that were closing or maintained competitive expense ratios without such expense waivers. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

     In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

     Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to Each Fund."

     Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted the Manager's representation that Fund assets have decreased significantly primarily due to market depreciation in 2008 and the first quarter of 2009, as well as significant share redemptions from the Money Market Funds and the inability of certain competitor money market funds' to maintain positive yields, causing mass redemptions in money market funds throughout

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

the industry. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

     Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager's relationship with the Funds continues to be a significant factor in attracting separate account assets for the Manager, noting specifically the Manager's utilization of the Large Cap Value Fund model for a newly registered actively managed exchange traded fund managed by the Manager. In addition, the Board noted that the Manager provides services to each Trust at a relatively low cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31.

     Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

     Except for the Short-Term Bond Fund, the performance comparisons below were made versus each Fund's Lipper peer universe median. References to the Lipper expense universe below are to the universe of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

Additional Considerations and Conclusions with Respect to the Small Cap Value
Fund

     In considering the renewal of the Management Agreement for the Small Cap Value Fund, the Trustees considered the following additional factors: (1) the Small Cap Value Fund outperformed the peer universe median for the one-, three-, and ten-year periods ended March 31, 2009 but underperformed for the five-year period; and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

     In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Dreman Value Management, LLC ("Dreman"), Hotchkis, MetWest, TBC, and Opus Capital Group, LLC ("Opus"), the Trustees considered the following additional factors: (1) Hotchkis outperformed the peer universe median for the ten-year period and the quarter ended March 31, 2009, but underperformed for the one- three- and five-year periods; (2) Brandywine outperformed the peer universe median for the three- and ten-year periods ended March 31, 2009, but underperformed for the one- and five-year periods; (3) Barrow outperformed the peer universe median for the three- and five-year periods ended March 31, 2009, but underperformed for the one-year period; (4) TBC and Opus outperformed the peer universe median for the one- and three-year periods ended March 31, 2009;
(5) Dreman and MetWest have not been allocated a portion of Fund assets to date;
(6) management's analysis regarding the rationale for Hotchkis', Brandywine's and Barrow's underperformance; (7) that management will continue to monitor, and the Board or its Investment Committee will periodically review, Barrow's investment performance with respect to its allocated portion of the Small Cap Value Fund's assets; (8) Barrow, Brandywine, Hotchkis, and TBC informed the Manager that they use Fund commissions to obtain proprietary research, the application of which benefits the Fund and each of those subadvisors' clients;
(9) Barrow, Brandywine, Hotchkis and TBC have indicated that they do not charge lower advisory fees to other clients for which they provide comparable services; and (10) the Manager's recommendation to continue to retain each subadvisor.

     Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the Small Cap Value Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Small Cap Value Fund.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees nineteen funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.


                          POSITION, TERM OF
                          OFFICE AND LENGTH
                            OF TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS       WITH THE TRUST                        AND CURRENT DIRECTORSHIPS
---------------------     ------------------   ----------------------------------------------------------------
INTERESTED TRUSTEES

                                Term
                          Lifetime of Trust
                            until removal,
                            resignation or
                             retirement*

Alan D. Feld** (72)       Trustee since 1996   Sole Shareholder of a professional corporation which is a
                                               Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld,
                                               LLP (1960-Present); Director, Clear Channel Communications
                                               (1984-Present); Trustee, CenterPoint Properties (1994-2006);
                                               Member, Board of Trustees, Southern Methodist University;
                                               Member, Board of Visitors, M.D. Anderson Hospital; Board of
                                               Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage
                                               Funds (1996-present); Trustee, American Beacon Select Funds
                                               (1996-present); Trustee, American Beacon Master Trust Funds
                                               (1996-present).

NON-INTERESTED TRUSTEES         Term
                           Lifetime of Trust
                             until removal,
                            resignation or
                             retirement*

W. Humphrey Bogart (65)   Trustee since 2004   Board Member, Baylor University Medical Center Foundation
                                               (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica
                                               Trust Company, NA (1996-1997); President and CEO, Fidelity
                                               Investments Southwest Company (1983-1995); Senior Vice President
                                               of Regional Centers, Fidelity Investments (1988-1995); Trustee,
                                               American Beacon Mileage Funds (2004-present); Trustee, American
                                               Beacon Select Funds (2004-present); Trustee, American Beacon
                                               Master Trust Funds (2004-present).

Brenda A. Cline (49)      Trustee since 2004   Executive Vice President, Chief Financial Officer, Treasurer and
                                               Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas
                                               Christian University (1998-Present); Trustee, W.I. Cook
                                               Foundation, Inc. (d/b/a Cook Children's Health Foundation)
                                               (2001-2006); Director, Christian Church Foundation (1999-2007);
                                               Trustee, American Beacon Mileage Funds (2004-present); Trustee,
                                               American Beacon Select Funds (2004-present); Trustee, American
                                               Beacon Master Trust Funds (2004-present).

Eugene J. Duffy (55)      Trustee since 2008   Bank of Atlanta (2008-Present); Chairman, Special Contributions
                                               Fund Board of Trustees, National Association for the Advancement
                                               of Colored People (2007-Present); Trustee, National Association
                                               for the Advancement of Colored People (2000-Present); Board of
                                               Visitors, Emory University (2006-Present); Trustee, Atlanta
                                               Botanical Garden (2006-Present); Board Member, Willie L. Brown
                                               Jr. Institute on Politics and Public Service (2001-Present);
                                               Chair, National Association of Securities Professionals
                                               (2000-2002); Deputy Chief Administrative Officer, City of
                                               Atlanta (1985-1990); Trustee, American Beacon Mileage Funds
                                               (2008-present); Trustee, American Beacon Select Funds
                                               (2008-present); Trustee, American Beacon Master Trust Funds
                                               (2008-present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                          POSITION, TERM OF
                          OFFICE AND LENGTH
                            OF TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS       WITH THE TRUST                        AND CURRENT DIRECTORSHIPS
---------------------     ------------------   ----------------------------------------------------------------
Thomas M. Dunning (66)    Trustee since 2008   Consultant, (2008-Present); Chairman (2003-2008) and Chief
                                               Executive Officer (2003-2007), Lockton Dunning Benefits
                                               (consulting firm in employee benefits); Director, Oncor Electric
                                               Delivery Company LLC (2007-present); Advisory Director, Comerica
                                               Texas (2003-present); Immediate Past Chairman and Board Member,
                                               Dallas Citizens Council; Director, Baylor Health Care System
                                               Foundation (2007-present); State Vice Chair, State Fair of
                                               Texas; Board Member, Southwestern Medical Foundation
                                               (1994-present); Trustee, American Beacon Mileage Funds
                                               (2008-present); Trustee, American Beacon Select Funds
                                               (2008-present); Trustee, American Beacon Master Trust Funds
                                               (2008-present).

Richard A. Massman (66)   Trustee since 2004   Consultant and General Counsel Emeritus (2009-Present), Senior
                            Chairman since     Vice President and General Counsel, Hunt Consolidated, Inc.
                                 2008          (holding company engaged in oil and gas exploration and
                                               production, refining, real estate, farming, ranching and venture capital activities) (1994-2009). Chairman (2007-Present) and
                                               Director (2005-Present), The Dallas Opera Foundation; Chairman
                                               (2006-Present) and Director (2005-Present), Temple Emanu-El
                                               Foundation; Trustee, Presbyterian Hospital Foundation
                                               (2006-Present); Trustee, American Beacon Mileage Funds
                                               (2004-present); Trustee, American Beacon Select Funds
                                               (2004-present); Trustee, American Beacon Master Trust Funds
                                               (2004-present).

R. Gerald Turner (64)     Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                       Director, ChemFirst (1986-2002); Director, J.C. Penney Company,
Southern Methodist Univ.                       Inc. (1996-Present); Director, California Federal Preferred
Dallas, Texas 75275                            Capital Corp. (2001-2003); Director, Kronus Worldwide Inc.
                                               (chemical manufacturing) (2003-Present); Director, First
                                               Broadcasting Investment Partners, LLC (2003-2007); Member,
                                               Salvation Army of Dallas Board of Directors; Member, Methodist
                                               Hospital Advisory Board; Co-Chair, Knight Commission on
                                               Intercollegiate Athletics; Trustee, American Beacon Mileage
                                               Funds (2001-present); Trustee, American Beacon Select Funds
                                               (2001-present); Trustee, American Beacon Master Trust Funds
                                               (2001-present).

Paul J. Zucconi, CPA      Trustee since 2008   Director, Affirmative Insurance Holdings, Inc. (producer of
(68)                                           nonstandard automobile insurance) (2004-present); Director,
                                               Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002-present); Director, Torchmark
                                               Corporation (life and health insurance products) (2002-present);
                                               Director, National Kidney Foundation of North Texas
                                               (2003-Present); Director, Dallas Chapter of National Association
                                               of Corporate Directors (2004-Present); Partner, KPMG
                                               (1976-2001); Trustee, American Beacon Mileage Funds
                                               (2008-present); Trustee, American Beacon Select Funds
                                               (2008-present); Trustee, American Beacon Master Trust Funds
                                               (2008-present).

OFFICERS

                                Term
                              One Year

William F. Quinn** (61)    Executive Vice      Executive Chairman (2009-Present), Chairman (2006-2009) and CEO
                           President from      (2006-2007), President (1986-2006) and Director (2003-Present),
                          2007 to 2008 and     American Beacon Advisors, Inc.; Chairman (1989-2003) and
                          2009 to Present      Director (1979-1989, 2003-Present), American Airlines Federal
                           President from      Credit Union; Director, Crescent Real Estate Equities,
                            1987 to 2007       Inc. (1994-2007); Director, Pritchard, Hubble & Herr, LLC
                          and 2008 to 2009     (investment advisor) (2001-2006); Director of Investment
                            Trustee from       Committee, Southern Methodist University Endowment Fund
                           1987 to 2008        (1996-Present); Member, Southern Methodist University Cox School
                                               of Business Advisory Board (1999-2002); Member, New York Stock
                                               Exchange Pension Manager Committee (1997-1998, 2000-2002,
                                               2006-Present); Chairman (2007-Present) and Vice Chairman
                                               (2004-2007), Committee for the Investment of Employee Benefits;
                                               Director, United Way of Metropolitan Tarrant County (1988-2000,
                                               2004-Present); Trustee, American Beacon Mileage Funds
                                               (1995-2008); Trustee, American Beacon Select Funds (1999-2008);
                                               Trustee, American Beacon Master Trust (1995-2008).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                          POSITION, TERM OF
                          OFFICE AND LENGTH
                            OF TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS       WITH THE TRUST                        AND CURRENT DIRECTORSHIPS
---------------------     ------------------   ----------------------------------------------------------------
Gene L. Needles, Jr.      President 2009 to    President, CEO and Director (2009-Present), American Beacon
(54)                         Present and       Advisors, Inc. President (November 2009-Present), Executive Vice
                            Executive Vice     President (May 2009-November 2009) of the American Beacon Funds,
                            President 2009     American Beacon Mileage Funds, American Beacon Select Funds, and
                                               American Beacon Master Trust. President (2008-2009), Touchstone
                                               Investments; President (2003-2007), CEO (2004-2007), Managing
                                               Director of Sales (2002-2003), National Sales Manager
                                               (1999-2002), and Regional Sales Manager (1993-1999), AIM
                                               Distributors.

Rosemary K. Behan (50)    VP, Secretary and    Vice President, Legal and Compliance, American Beacon Advisors,
                             Chief Legal       Inc. (2006-Present); Assistant General Counsel, First Command
                          Officer since 2006   Financial Planning, Inc. (2004-2006); Attorney (1995-2004),
                                               Securities and Exchange Commission.

Brian E. Brett (49)         VP since 2004      Vice President, Director of Sales and Marketing, American Beacon
                                               Advisors, Inc. (2004-Present); Regional Vice President,
                                               Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (43)         VP since 2007      Vice President, Asset Management, American Beacon Advisors, Inc.
                                               (2007-Present); Managing Director of Corporate Accounting
                                               (2004-2007), Director of IT Strategy and Finance (2002-2004),
                                               American Airlines, Inc.

Michael W. Fields (55)      VP since 1989      Vice President, Fixed Income Investments, American Beacon
                                               Advisors, Inc. (1988-Present); Director American Beacon Global
                                               Funds SPC (2002-present); Director, American Beacon Global Funds plc (2007-2009).

Rebecca L. Harris (42)      Treasurer since    Vice President, Finance, American Beacon Advisors, Inc.
                                 1995          (1995-Present).

Christina E. Sears (38)    Chief Compliance    Chief Compliance Officer, American Beacon Advisors, Inc.
                          Officer since 2004   (2004-Present); Senior Compliance Analyst, American Beacon
                               and Asst.       Advisors, Inc. (1998-2004).
                           Secretary since
                                 1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's and Master Trust's sub-advisors.

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                                       35

                       This page intentionally left blank.

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

                                    (GRAPHIC)
                                   BY E-MAIL:
                       american_beacon.funds@ambeacon.com

                                    (GRAPHIC)
                                ON THE INTERNET:
                Visit our website at www.americanbeaconfunds.com

                                    (GRAPHIC)
                                  BY TELEPHONE:
           Institutional, Y, Investor, Advisor and Retirement Classes
                               Call (800) 658-5811
                                   AMR Class(SM)
                               Call (800) 345-2345

                                    (GRAPHIC)
                                    BY MAIL:
                             American Beacon Funds
                                 P.O. Box 219643
                           Kansas City, MO 64121-9643

                 AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q as of the first and third fiscal quarters. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of each month.

                AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund's Statement of Additional Information, is available free of charge on the Fund's website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund's Forms N-PX are available on the SEC's website at www.sec.gov. The Fund's proxy voting record may also be obtained by calling 1-800-967-9009.

FUND SERVICE PROVIDERS:

CUSTODIAN
STATE STREET BANK AND TRUST
Boston, Massachusetts

TRANSFER AGENT
BOSTON FINANCIAL DATA SERVICES
Kansas City, Missouri

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
Dallas, Texas

DISTRIBUTOR
FORESIDE FUND SERVICES
Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 10/09
                                                                        00071318



ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend, nor grant any waivers to, the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. Paul Zucconi is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $280,229         10/31/2007
  $85,006          12/31/2007
  $294,836         10/31/2008
  $88,878          12/31/2008
  $298,018         10/31/2009
  $72,414          12/31/2009


(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
 $8,750                  10/31/2007
 $6,250*                 12/31/2007 (revised)
 $0                      10/31/2008
 $0                      12/31/2008
 $13,750*                10/31/2009
 $0                      12/31/2009

*Review of N-1A filings

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $29,199**     10/31/2007
 $11,141       12/31/2007
 $12,698*      10/31/2008
 $6,095        12/31/2008
 $10,077       10/31/2009
 $10,257       12/31/2009

* For review of 2007 tax returns
** 2005 and 2006 tax compliance and tax advice related to International Equity Fund reorganization

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               10/31/2007
     $0               12/31/2007
     $0               10/31/2008
     $0               12/31/2008
     $0               10/31/2009
     $0               12/31/2009


(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $37,949      $0                   N/A                       10/31/2007
  $17,391      $0                   N/A                       12/31/2007 (revised)
  $12,698      $0                   N/A                       10/31/2008
  $6,095       $0                   N/A                       12/31/2008
  $23,827      $0                   N/A                       10/31/2009
  $10,257      $0                   N/A                       12/31/2009



(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
   ----------------------
   Gene L. Needles, Jr.
   President

Date: January 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
   ----------------------
   Gene L. Needles, Jr.
   President

Date: January 6, 2010


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: January 6, 2010